UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

AB VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2015

Date of reporting period: December 31, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

DEC    12.31.15

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	BALANCED WEALTH STRATEGY PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY
PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2016

The following is an update of AB Variable Products Series Fund—Balanced Wealth Strategy Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2015. Effective May 1, 2015, the AllianceBernstein Variable Products Series Fund’s name changed to AB Variable Products Series Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with AllianceBernstein L.P.’s (the “Adviser”) determination of reasonable risk. The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts (“REITs”) are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio’s equity component is diversified between growth and value equity investment styles, and between US and non-US markets. The Adviser’s targeted blend for the non-REIT portion of the Portfolio’s equity component is an equal weighting of growth and value stocks (50% each). In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio’s equity component across US and non-US issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of US companies and the remaining 30% in equities of companies outside the United States. The Adviser will allow the relative weightings of the Portfolio’s investments in equity and debt, growth and value, and US and non-US components to vary in response to market conditions, but ordinarily, only by ±5% of the Portfolio’s net assets. Beyond those ranges, the Adviser will rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Portfolio’s net assets. The Portfolio’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of underlying market conditions.

The Portfolio’s fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock. The Portfolio will not invest more than 25% of its total assets in securities rated, at the time of purchase, below investment-grade.

The Portfolio also may enter into forward commitments, make short sales of securities or maintain a short position and invest in rights or warrants.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Standard & Poor’s (“S&P”) 500 Index, its secondary benchmark, the Barclays US Aggregate Bond Index and its blended benchmark, a 60%/40% blend of the S&P 500 Index and the Barclays US Aggregate Bond Index, respectively, for the one-, five- and 10-year periods ended December 31, 2015.

For the annual period, all share classes of the Portfolio outperformed the blended and secondary benchmarks. Class A shares outperformed the primary benchmark while Class B shares underperformed. The Portfolio’s US growth, non-US growth and non-US value holdings contributed positively to relative returns. Conversely, US value holdings detracted, as value stocks are generally more economically sensitive and cyclical. Fixed-income holdings contributed to relative performance, as did REITs.

The Portfolio utilized derivatives, including futures, credit default swaps, inflation (“CPI”) swaps and interest rate swaps, for hedging and investment purposes, which had no material impact on absolute performance. Currencies were utilized for hedging purposes and had no material impact on performance.

AB Variable Products Series Fund

MARKET REVIEW AND INVESTMENT STRATEGY

2015 was a year marked by heightened volatility—investors digested US and European central bank moves as well as further retrenchment in commodities and oil. Throughout the year, investors grappled with conflicting market forces including concerns about China’s growth, sharp declines in the price of oil and other commodities, continued monetary easing in Europe and Japan and expectations of an interest rate hike by the US Federal Reserve (the “Fed”). In the fourth quarter, initial relief over the Fed’s move gave way to concern over the pace of future rate hikes; markets were also disappointed by the lack of aggressive action from the European Central Bank (“ECB”). While there could be more policy easing in the future, the ECB elected not to increase the volume of its asset purchases. Investors also were also disappointed that OPEC did not cut oil production, which coupled with declining Chinese commodity imports, put more downward pressure on resource prices. In this environment, global equities ended the year modestly lower, while US equities ended the year modestly higher.

In the view of the Multi-Assets Solutions Team (the “Team”), the Portfolio is well positioned to invest opportunistically across a wide range of asset classes and market circumstances. In equities, the Team is confident that its continued focus on companies with strong fundamentals will enable the Team to navigate current market conditions and, more importantly, to outperform as macroeconomic conditions improve. Meanwhile, in fixed income, the Team continues to emphasize corporate bonds and commercial mortgage-backed securities over US Treasuries.

BALANCED WEALTH STRATEGY PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The unmanaged S&P® 500 Index and the unmanaged Barclays US Aggregate Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Barclays US Aggregate Bond Index represents the performance of securities within the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Allocation Risk: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or US or non-US securities may have a more significant effect on the Portfolio’s net asset value (“NAV”) when one of these investment strategies is performing more poorly than others.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

BALANCED WEALTH STRATEGY PORTFOLIO
DISCLOSURES AND RISKS
(continued from previous page)	AB Variable Products Series Fund

Real Estate Risk: The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2015 (unaudited)	1 Year	5 Years*	10 Years*
Balanced Wealth Strategy Portfolio Class A†	1.65%	7.03%	5.02%
Balanced Wealth Strategy Portfolio Class B†	1.29%	6.75%	4.75%
Primary Benchmark: S&P 500 Index	1.38%	12.57%	7.31%
Secondary Benchmark: Barclays US Aggregate Bond Index	0.55%	3.25%	4.51%
Blended Benchmark: 60% S&P 500 Index / 40% Barclays US Aggregate Bond Index	1.28%	8.95%	6.48%

*    Average annual returns.

†   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2015, by 0.03%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.71% and 0.96% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

BALANCED WEALTH STRATEGY PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/05 – 12/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Balanced Wealth Strategy Portfolio Class A shares (from 12/31/05 to 12/31/15) as compared to the performance of the Portfolio’s primary, secondary and blended benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

BALANCED WEALTH STRATEGY PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$988.10	$3.51	0.70%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.68	$3.57	0.70%

Class B
Actual	$1,000	$986.70	$4.76	0.95%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.42	$4.84	0.95%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2015 (unaudited)	AB Variable Products Series Fund

DESCRIPTION	U.S. $ VALUE	PERCENT OF NET ASSETS
Federal National Mortgage Association	$19,518,044	5.9%
U.S. Treasury Bonds & Notes	7,600,038	2.3
Alphabet, Inc.—Class A & Class C	4,138,139	1.3
Inflation-Linked Securities	4,123,059	1.2
Government National Mortgage Association	3,612,058	1.1
Apple, Inc.	3,412,529	1.0
Biogen, Inc.	3,316,252	1.0
UnitedHealth Group, Inc.	3,244,158	1.0
Facebook, Inc.—Class A	3,198,410	1.0
Comcast Corp.	3,141,340	0.9

	$55,304,027	16.7%

SECURITY TYPE BREAKDOWN†

December 31, 2015 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$212,146,282	62.8%
Corporates—Investment Grade	32,194,975	9.5
Mortgage Pass-Throughs	24,815,833	7.4
Asset-Backed Securities	18,288,642	5.4
Commercial Mortgage-Backed Securities	12,866,908	3.8
Governments—Treasuries	8,001,434	2.4
Collateralized Mortgage Obligations	7,339,248	2.2
Corporates—Non-Investment Grade	4,879,880	1.4
Inflation-Linked Securities	4,123,059	1.2
Quasi-Sovereigns	845,890	0.3
Governments—Sovereign Agencies	800,149	0.2
Local Governments—Municipal Bonds	502,413	0.1
Preferred Stocks	165,423	0.1
Short-Term Investments	10,458,989	3.1
Other‡	245,020	0.1

Total Investments	$337,674,145	100.0%

*	Long-term investments.

†	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

‡	“Other” represents less than 0.1% weightings in the following security types: Emerging Markets—Corporate Bonds and Governments—Sovereign Bonds.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2015	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–64.0%

INFORMATION TECHNOLOGY–10.8%
COMMUNICATIONS EQUIPMENT–0.6%
Arista Networks, Inc.(a)(b)	7,180	$558,891
Cisco Systems, Inc.	35,490	963,731
F5 Networks, Inc.(b)	3,240	314,151

		1,836,773

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.6%
Amphenol Corp.–Class A	20,211	1,055,620
Hitachi Ltd.	40,000	226,655
Keysight Technologies, Inc.(b)	22,608	640,485
Largan Precision Co., Ltd.	1,000	68,425
PAX Global Technology Ltd.(a)	55,000	56,428

		2,047,613

INTERNET SOFTWARE & SERVICES–2.5%
Alphabet, Inc.–Class A(b)	990	770,230
Alphabet, Inc.–Class C(b)	4,438	3,367,909
Baidu, Inc. (Sponsored ADR)(b)	1,771	334,790
Facebook, Inc.–Class A(b)	30,560	3,198,410
Twitter, Inc.(b)	25,450	588,913

		8,260,252

IT SERVICES–1.8%
Cap Gemini SA	1,690	156,808
Cognizant Technology Solutions Corp.–Class A(b)	17,560	1,053,951
Computer Sciences Corp.	11,434	373,663
Fujitsu Ltd.	27,000	134,760
HCL Technologies Ltd.	3,680	47,622
Tata Consultancy Services Ltd.	7,430	272,385
Visa, Inc.–Class A	32,040	2,484,702
Wirecard AG(a)	8,900	444,867
Worldpay Group PLC(b)(c)	77,638	351,717
Xerox Corp.	60,874	647,090

		5,967,565

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.6%
Advanced Semiconductor Engineering, Inc.	86,000	98,790
Applied Materials, Inc.	58,099	1,084,708
ASM International NV(a)	5,020	196,802
ASML Holding NV	4,700	417,602
Infineon Technologies AG	21,010	306,299
Intel Corp.	29,061	1,001,151
Novatek Microelectronics Corp.	41,000	159,616
NVIDIA Corp.	40,975	1,350,536
SCREEN Holdings Co., Ltd.	53,000	390,119

Sumco Corp.	29,700	$224,072
Tokyo Electron Ltd.	3,000	181,754

		5,411,449

SOFTWARE–2.2%
Adobe Systems, Inc.(b)	4,830	453,730
ANSYS, Inc.(b)	6,255	578,588
Aspen Technology, Inc.(b)	13,150	496,544
Constellation Software, Inc./Canada	1,422	592,848
Dassault Systemes	8,600	687,405
Microsoft Corp.	32,646	1,811,200
Mobileye NV(a)(b)	14,102	596,233
Nintendo Co., Ltd.	1,600	220,016
Oracle Corp.	25,483	930,894
ServiceNow, Inc.(b)	6,215	537,970
Tableau Software, Inc.–Class A(b)	3,070	289,255

		7,194,683

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–0.4%
Hewlett Packard Enterprise Co.	43,000	653,600
HP, Inc.	52,849	625,732

		1,279,332

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.1%
Apple, Inc.	32,420	3,412,529
Samsung Electronics Co., Ltd.	270	287,977

		3,700,506

		35,698,173

FINANCIALS–9.6%
BANKS–0.7%
Banco Macro SA (ADR)(b)	1,345	78,172
Wells Fargo & Co.	42,587	2,315,029

		2,393,201

BANKS–3.0%
Bank Hapoalim BM	36,715	189,523
Bank of America Corp.	124,849	2,101,209
Bank of Baroda	44,250	103,891
Bank of China Ltd.–Class H	373,000	165,505
Bank of Queensland Ltd.	42,670	430,439
Citigroup, Inc.	19,672	1,018,026
Citizens Financial Group, Inc.	40,676	1,065,304
Comerica, Inc.	7,830	327,529
Danske Bank A/S	20,970	562,673
ING Groep NV	40,560	548,778
Intesa Sanpaolo SpA	55,750	185,146
JPMorgan Chase & Co.	26,221	1,731,373
KB Financial Group, Inc.(b)	4,800	135,234
Mitsubishi UFJ Financial Group, Inc.	109,100	675,793
National Australia Bank Ltd.	7,300	159,299
PNC Financial Services Group, Inc. (The)	3,700	352,647

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SunTrust Banks, Inc.	2,924	$125,264
UniCredit SpA	43,810	242,212

		10,119,845

CAPITAL MARKETS–1.3%
Affiliated Managers Group, Inc.(b)	3,128	499,729
Amundi SA(b)(c)	3,052	143,218
Azimut Holding SpA	6,660	165,542
Bank of New York Mellon Corp. (The)	8,000	329,760
BlackRock, Inc.–Class A	1,630	555,048
Credit Suisse Group AG (REG)(b)	14,170	305,250
E*TRADE Financial Corp.(b)	8,936	264,863
Goldman Sachs Group, Inc. (The)	3,077	554,568
Morgan Stanley	10,587	336,772
Partners Group Holding AG	1,070	384,808
UBS Group AG	49,762	965,356

		4,504,914

CONSUMER FINANCE–0.9%
Capital One Financial Corp.	15,400	1,111,572
Discover Financial Services	9,355	501,615
OneMain Holdings, Inc.(b)	10,699	444,437
Synchrony Financial(b)	27,240	828,368

		2,885,992

DIVERSIFIED FINANCIAL SERVICES–0.6%
Berkshire Hathaway, Inc.–Class B(b)	4,127	544,929
Challenger Ltd./Australia	33,700	212,390
GRENKELEASING AG	1,152	229,811
ORIX Corp.	15,100	211,830
Voya Financial, Inc.	18,600	686,526

		1,885,486

INSURANCE–2.7%
Admiral Group PLC	34,660	846,938
AIA Group Ltd.	189,600	1,132,875
Allstate Corp. (The)	19,165	1,189,955
American Financial Group, Inc./OH	4,977	358,742
American International Group, Inc.	9,320	577,560
Assicurazioni Generali SpA	5,896	107,700
Aviva PLC	26,662	202,377
Direct Line Insurance Group PLC	24,707	148,096
FNF Group	16,107	558,430
Hartford Financial Services Group, Inc. (The)	2,784	120,993
Lincoln National Corp.	1,464	73,581
MetLife, Inc.	4,280	206,339
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	1,650	328,741

NN Group NV	15,792	$557,187
Progressive Corp. (The)	4,200	133,560
Prudential PLC	44,040	992,199
Reinsurance Group of America, Inc.–Class A	4,155	355,460
Suncorp Group Ltd.	19,210	168,664
Travelers Cos., Inc. (The)	4,937	557,190
Unum Group	2,300	76,567
Zurich Insurance Group AG(b)	850	218,365

		8,911,519

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.2%
Ayala Land, Inc.	21,100	15,424
Global Logistic Properties Ltd.	423,000	638,797

		654,221

THRIFTS & MORTGAGE FINANCE–0.2%
Housing Development Finance Corp., Ltd.	23,760	451,822
LIC Housing Finance Ltd.	14,450	111,106

		562,928

		31,918,106

CONSUMER DISCRETIONARY–9.3%
AUTO COMPONENTS–1.3%
Bridgestone Corp.	5,400	185,228
Cie Generale des Etablissements Michelin–Class B	1,340	127,545
Continental AG	2,580	624,127
GKN PLC	34,750	157,691
Goodyear Tire & Rubber Co. (The)	16,667	544,511
Hankook Tire Co., Ltd.(b)	6,320	252,078
Lear Corp.	5,846	718,064
Magna International, Inc.–Class A	21,033	853,098
Nokian Renkaat Oyj	1,880	67,118
Plastic Omnium SA	5,490	174,509
Sumitomo Electric Industries Ltd.	22,700	320,543
Valeo SA	1,670	257,472

		4,281,984

AUTOMOBILES–0.6%
General Motors Co.	11,102	377,579
Great Wall Motor Co., Ltd.–Class H	116,500	134,858
Honda Motor Co., Ltd.	15,000	479,423
Isuzu Motors Ltd.	17,500	188,521
Peugeot SA(b)	22,980	402,814
Tata Motors Ltd.(b)	23,176	137,088
Toyota Motor Corp.	2,300	141,632

		1,861,915

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

DIVERSIFIED CONSUMER SERVICES–0.1%
TAL Education Group (ADR)(a)(b)	8,179	$380,078

HOTELS, RESTAURANTS & LEISURE–0.8%
Carnival Corp.	5,414	294,955
Melco International Development Ltd.(a)	113,000	168,815
Merlin Entertainments PLC(c)	45,829	307,286
Sodexo SA	4,179	408,275
Starbucks Corp.	23,230	1,394,497
Yum! Brands, Inc.	2,960	216,228

		2,790,056

INTERNET & CATALOG RETAIL–0.6%
Ctrip.com International Ltd. (ADR)(a)(b)	2,740	126,944
Priceline Group, Inc. (The)(b)	1,370	1,746,681
Vipshop Holdings Ltd. (ADR)(a)(b)	4,280	65,356

		1,938,981

LEISURE PRODUCTS–0.1%
Bandai Namco Holdings, Inc.	9,600	202,820

MEDIA–2.1%
AMC Networks, Inc.–Class A(b)	11,675	871,889
Comcast Corp.–Class A	46,738	2,637,425
CTS Eventim AG & Co. KGaA	11,359	450,378
Liberty Global PLC–Series C(b)	9,578	390,495
Naspers Ltd.–Class N	2,956	404,039
Thomson Reuters Corp.	2,453	92,846
Vivendi SA	19,144	411,156
Walt Disney Co. (The)	16,028	1,684,222

		6,942,450

MULTILINE RETAIL–0.8%
B&M European Value Retail SA	190,467	799,399
Dollar General Corp.	9,000	646,830
Dollar Tree, Inc.(b)	9,330	720,463
Poundland Group PLC	55,290	169,293
Target Corp.	4,534	329,214

		2,665,199

SPECIALTY RETAIL–1.8%
Foot Locker, Inc.	7,443	484,465
GameStop Corp.–Class A(a)	15,400	431,816
Home Depot, Inc. (The)	19,171	2,535,365
Kingfisher PLC	24,670	119,489
L Brands, Inc.	4,130	395,737
L’Occitane International SA	3,500	6,754
O’Reilly Automotive, Inc.(b)	1,900	481,498
Office Depot, Inc.(b)	75,418	425,357
Sports Direct International PLC(b)	40,696	345,838
Ulta Salon Cosmetics & Fragrance, Inc.(b)	3,200	592,000

Yamada Denki Co., Ltd.	31,100	$134,337

		5,952,656

TEXTILES, APPAREL & LUXURY GOODS–1.1%
Cie Financiere Richemont SA	8,640	618,390
Global Brands Group Holding Ltd.(b)	600,000	113,621
HUGO BOSS AG	8,216	677,895
Kering	590	100,875
NIKE, Inc.–Class B	27,222	1,701,375
Samsonite International SA	152,100	456,819

		3,668,975

		30,685,114

HEALTH CARE–7.9%
BIOTECHNOLOGY–1.9%
Alexion Pharmaceuticals, Inc.(b)	4,597	876,878
Biogen, Inc.(b)	10,002	3,064,113
Gilead Sciences, Inc.	22,460	2,272,727

		6,213,718

HEALTH CARE EQUIPMENT & SUPPLIES–1.5%
Align Technology, Inc.(b)	14,214	935,992
Edwards Lifesciences Corp.(b)	9,920	783,481
Essilor International SA	1,170	145,824
Intuitive Surgical, Inc.(b)	5,137	2,805,624
Sartorius AG (Preference Shares)	1,339	349,893

		5,020,814

HEALTH CARE PROVIDERS & SERVICES–1.8%
Aetna, Inc.	11,263	1,217,755
Premier, Inc.–Class A(b)	16,581	584,812
Quest Diagnostics, Inc.	5,934	422,145
Ramsay Health Care Ltd.	8,650	425,340
UnitedHealth Group, Inc.	27,577	3,244,158

		5,894,210

LIFE SCIENCES TOOLS & SERVICES–0.7%
Eurofins Scientific SE	2,438	850,423
Illumina, Inc.(b)	4,708	903,677
Mettler-Toledo International, Inc.(b)	1,729	586,356

		2,340,456

PHARMACEUTICALS–2.0%
Aspen Pharmacare Holdings Ltd.(b)	2,540	50,710
GlaxoSmithKline PLC	23,320	470,967
Johnson & Johnson	18,000	1,848,960
Merck & Co., Inc.	8,973	473,954
Novartis AG (REG)	2,850	245,155
Novo Nordisk A/S–Class B	8,880	514,136
Pfizer, Inc.	59,423	1,918,174
Roche Holding AG	3,600	997,590

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Shire PLC	4,130	$283,349

		6,802,995

		26,272,193

INDUSTRIALS–6.1%
AEROSPACE & DEFENSE–0.8%
Airbus Group SE	3,470	233,834
L-3 Communications Holdings, Inc.	5,818	695,309
Northrop Grumman Corp.	894	168,796
Rockwell Collins, Inc.	4,600	424,580
Safran SA	3,460	237,711
United Technologies Corp.	3,565	342,490
Zodiac Aerospace	28,427	676,856

		2,779,576

AIRLINES–0.8%
Alaska Air Group, Inc.	4,660	375,177
Delta Air Lines, Inc.	13,512	684,923
International Consolidated Airlines Group SA	58,750	528,225
Japan Airlines Co., Ltd.	8,100	289,922
JetBlue Airways Corp.(b)	29,026	657,439
Qantas Airways Ltd.(b)	69,844	207,023

		2,742,709

COMMERCIAL SERVICES & SUPPLIES–0.4%
APR Energy PLC(b)	26,577	68,173
Babcock International Group PLC	55,985	837,823
Regus PLC	109,653	538,788

		1,444,784

CONSTRUCTION & ENGINEERING–0.1%
Quanta Services, Inc.(b)	7,485	151,571

ELECTRICAL EQUIPMENT–0.6%
Acuity Brands, Inc.	2,408	562,990
AMETEK, Inc.	9,339	500,477
Eaton Corp. PLC	15,795	821,972

		1,885,439

INDUSTRIAL CONGLOMERATES–0.7%
Danaher Corp.	14,729	1,368,030
General Electric Co.	27,406	853,697
Rheinmetall AG	2,620	174,156

		2,395,883

INDUSTRIAL WAREHOUSE DISTRIBUTION–0.5%
DCT Industrial Trust, Inc.	12,150	454,045
GLP J-Reit	173	167,415
Granite Real Estate Investment Trust	11,332	311,063
Mexico Real Estate Management SA de CV(b)	59,400	75,790

PLA Administradora Industrial S de RL de CV(b)	71,170	$114,883
Prologis, Inc.	9,093	390,272
Warehouses De Pauw CVA	2,180	192,467

		1,705,935

MACHINERY–0.6%
Hoshizaki Electric Co., Ltd.	7,000	435,157
IHI Corp.	71,000	195,995
ITT Corp.	18,481	671,230
JTEKT Corp.	19,200	314,267
Wabtec Corp./DE	4,780	339,954

		1,956,603

MARINE–0.0%
AP Moeller–Maersk A/S–Class B	83	108,257

MIXED OFFICE INDUSTRIAL–0.2%
Goodman Group(a)	98,140	444,716
Kungsleden AB	27,140	193,928

		638,644

PROFESSIONAL SERVICES–1.0%
Adecco SA (REG)(b)	2,650	181,373
Bureau Veritas SA	31,709	632,004
Capita PLC	55,990	996,202
Equifax, Inc.	1,643	182,981
Robert Half International, Inc.	9,900	466,686
Teleperformance	8,539	718,023

		3,177,269

ROAD & RAIL–0.1%
Central Japan Railway Co.	2,500	443,835

TRADING COMPANIES & DISTRIBUTORS–0.3%
Brenntag AG	6,350	330,884
Bunzl PLC	7,760	215,296
WESCO International, Inc.(b)	7,192	314,146

		860,326

		20,290,831

CONSUMER STAPLES–4.1%
BEVERAGES–0.4%
Asahi Group Holdings Ltd.	3,200	100,174
Monster Beverage Corp.(b)	7,101	1,057,765

		1,157,939

FOOD & STAPLES RETAILING–1.2%
Costco Wholesale Corp.	6,390	1,031,985
CP ALL PCL	51,300	55,955
CVS Health Corp.	22,960	2,244,799
Delhaize Group	5,470	532,376
Lenta Ltd. (GDR)(b)(c)	6,510	44,152
Olam International Ltd.	179,412	229,906

		4,139,173

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

FOOD PRODUCTS–0.3%
Archer-Daniels-Midland Co.	1,937	$71,049
Bunge Ltd.	1,020	69,646
ConAgra Foods, Inc.	2,447	103,165
Ingredion, Inc.	2,731	261,739
Mondelez International, Inc.–Class A	10,786	483,644
Tyson Foods, Inc.–Class A	1,814	96,741
Universal Robina Corp.	4,300	16,968

		1,102,952

HOUSEHOLD PRODUCTS–0.3%
Henkel AG & Co. KGaA	2,673	255,680
Procter & Gamble Co. (The)	8,091	642,506
Reckitt Benckiser Group PLC	2,290	211,885

		1,110,071

PERSONAL PRODUCTS–0.6%
Estee Lauder Cos., Inc. (The)–Class A	14,750	1,298,885
Hengan International Group Co., Ltd.	28,000	262,867
L’Oreal SA	820	137,928
Unilever PLC	3,518	150,895

		1,850,575

TOBACCO–1.3%
Altria Group, Inc.	12,683	738,278
British American Tobacco PLC	26,499	1,471,595
Imperial Tobacco Group PLC	4,220	222,890
Japan Tobacco, Inc.	10,700	392,837
Philip Morris International, Inc.	16,175	1,421,944

		4,247,544

		13,608,254

EQUITY: OTHER–3.3%
DIVERSIFIED/SPECIALTY–2.5%
British Land Co. PLC (The)	39,723	459,629
CA Immobilien Anlagen AG(b)	14,900	272,507
CBRE Group, Inc.–Class A(b)	7,110	245,864
Cheung Kong Property Holdings Ltd.	50,500	328,952
Duke Realty Corp.	25,620	538,532
East Japan Railway Co.	1,800	169,499
Folkestone Education Trust	51,780	85,167
Fonciere Des Regions	2,790	249,541
Fukuoka REIT Corp.	54	93,324
GPT Group (The)	122,550	424,415
Gramercy Property Trust, Inc.	74,313	573,695
Hemfosa Fastigheter AB	21,730	241,424
IMMOFINANZ AG(b)	128,320	291,457
Kaisa Group Holdings Ltd.(a)(b)(d)(e)	409,000	61,746
Kennedy Wilson Europe Real Estate PLC	17,684	314,487
LendLease Group	38,156	393,676

Leopalace21 Corp.(b)	14,700	$79,567
Merlin Properties Socimi SA	44,814	561,394
Mitsubishi Estate Co., Ltd.	24,000	499,040
Mitsui Fudosan Co., Ltd.	22,100	554,663
New World Development Co., Ltd.	206,065	202,607
Premier Investment Corp.	105	107,093
Sumitomo Realty & Development Co., Ltd.	16,000	456,683
Sun Hung Kai Properties Ltd.	31,600	380,427
TLG Immobilien AG	5,810	108,972
United Urban Investment Corp.	131	177,840
UOL Group Ltd.(a)	86,761	380,244

		8,252,445

HEALTH CARE–0.5%
Assura PLC	125,490	102,303
LTC Properties, Inc.	8,640	372,730
Ventas, Inc.	11,820	667,003
Welltower, Inc.	4,900	333,347

		1,475,383

TRIPLE NET–0.3%
National Retail Properties, Inc.	11,720	469,386
Realty Income Corp.	12,110	625,239

		1,094,625

		10,822,453

ENERGY–2.3%
ENERGY EQUIPMENT & SERVICES–0.0%
Aker Solutions ASA(c)	14,840	50,530
National Oilwell Varco, Inc.	2,700	90,423

		140,953

OIL, GAS & CONSUMABLE FUELS–2.3%
BG Group PLC	34,770	504,020
Chevron Corp.	977	87,891
Devon Energy Corp.	2,668	85,376
EOG Resources, Inc.	17,002	1,203,572
Exxon Mobil Corp.	26,820	2,090,619
Hess Corp.	9,860	478,013
JX Holdings, Inc.	112,800	473,431
LUKOIL PJSC (Sponsored ADR)	2,310	75,040
Murphy Oil Corp.	17,037	382,481
Occidental Petroleum Corp.	5,381	363,809
Phillips 66	3,524	288,263
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	13,075	298,202
Tesoro Corp.	782	82,399
TOTAL SA	9,792	438,989
Valero Energy Corp.	10,265	725,838

		7,577,943

		7,718,896

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

RETAIL–2.2%
REGIONAL MALL–0.8%
Pennsylvania Real Estate Investment Trust	20,580	$450,085
Simon Property Group, Inc.	9,746	1,895,012
Westfield Corp.	26,870	184,863

		2,529,960

SHOPPING CENTER/OTHER RETAIL–1.4%
Aeon Mall Co., Ltd.	22,977	394,104
Brixmor Property Group, Inc.	13,710	353,992
BWP Trust	88,240	202,100
DDR Corp.	19,070	321,139
Fibra Shop Portafolios Inmobiliarios SAPI de CV	128,490	130,022
Kite Realty Group Trust	15,420	399,841
Klepierre	8,383	372,623
Link REIT	85,768	512,992
Mercialys SA	12,420	251,319
Ramco-Gershenson Properties Trust	22,650	376,217
Retail Opportunity Investments Corp.	25,410	454,839
Scentre Group	163,559	496,098
Vastned Retail NV	6,014	276,290
Vicinity Centres	132,420	268,637

		4,810,213

		7,340,173

RESIDENTIAL–2.0%
MULTI-FAMILY–1.4%
AvalonBay Communities, Inc.	4,890	900,396
China Resources Land Ltd.	76,000	219,921
China Vanke Co., Ltd.–Class H(a)(d)(e)	81,960	242,177
CIFI Holdings Group Co., Ltd.	506,000	112,223
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	149,590	133,170
Equity Residential	4,670	381,025
Essex Property Trust, Inc.	2,275	544,658
Independence Realty Trust, Inc.	21,400	160,714
Japan Rental Housing Investments, Inc.	175	123,653
Mid-America Apartment Communities, Inc.	5,340	484,925
Mirvac Group	95,300	136,426
Sun Communities, Inc.	6,641	455,108
UNITE Group PLC (The)	16,570	160,075
Vonovia SE	5,142	158,852
Wing Tai Holdings Ltd.	260,900	322,282

		4,535,605

SELF STORAGE–0.6%
Big Yellow Group PLC	21,390	253,718
CubeSmart	14,040	429,905
Extra Space Storage, Inc.	4,520	398,709

National Storage Affiliates Trust	17,500	$299,775
Public Storage	1,690	418,613
Safestore Holdings PLC	31,180	163,925

		1,964,645

		6,500,250

UTILITIES–1.8%
ELECTRIC UTILITIES–1.2%
American Electric Power Co., Inc.	10,800	629,316
Edison International	12,653	749,184
EDP–Energias de Portugal SA	121,200	436,725
Electricite de France SA	17,260	254,196
Enel SpA	40,691	170,630
Exelon Corp.	16,177	449,235
FirstEnergy Corp.	2,857	90,653
PPL Corp.	24,103	822,635
Westar Energy, Inc.	10,000	424,100

		4,026,674

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.2%
AES Corp./VA	16,659	159,426
Huadian Power International Corp., Ltd.–Class H	156,000	101,144
TerraForm Global, Inc.–Class A(a)	34,530	193,023

		453,593

MULTI-UTILITIES–0.4%
Consolidated Edison, Inc.	1,942	124,812
NiSource, Inc.	27,729	540,993
PG&E Corp.	10,091	536,740
Public Service Enterprise Group, Inc.	3,500	135,415

		1,337,960

		5,818,227

MATERIALS–1.4%
CHEMICALS–1.3%
Arkema SA	3,966	277,614
CF Industries Holdings, Inc.	22,540	919,857
Covestro AG(b)(c)	4,685	171,250
Dow Chemical Co. (The)	9,497	488,906
Essentra PLC	75,588	921,426
Incitec Pivot Ltd.	59,545	170,146
JSR Corp.	13,200	205,713
Koninklijke DSM NV	4,938	247,618
LyondellBasell Industries NV–Class A	10,607	921,748
Nippon Shokubai Co., Ltd.	2,500	173,962

		4,498,240

METALS & MINING–0.0%
Novolipetsk Steel OJSC (GDR)(c)	7,780	66,210

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company		Shares		U.S. $ Value

PAPER & FOREST PRODUCTS–0.1%
Mondi PLC		9,704		$190,206

				4,754,656

TELECOMMUNICATION SERVICES–1.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.7%
AT&T, Inc.		3,674		126,422
BT Group PLC		84,420		586,176
Nippon Telegraph & Telephone Corp.		17,200		684,528
Telefonica Brasil SA (Preference Shares)		15,673		140,994
Telenor ASA		6,620		110,346
Verizon Communications, Inc.		12,410		573,590

				2,222,056

WIRELESS TELECOMMUNICATION SERVICES–0.5%
China Mobile Ltd.		15,000		168,842
SoftBank Group Corp.		2,800		141,317
Tower Bersama Infrastructure Tbk PT(b)		323,500		136,846
Turkcell Iletisim Hizmetleri AS		25,770		87,354
Vodafone Group PLC		177,453		575,439
Vodafone Group PLC (Sponsored ADR)		16,900		545,194

				1,654,992

				3,877,048

OFFICE–1.1%
OFFICE–1.1%
Allied Properties Real Estate Investment Trust		7,776		177,415
alstria office REIT-AG(a)(b)		33,018		439,850
Boston Properties, Inc.		5,954		759,373
Dream Office Real Estate Investment Trust		12,286		154,230
Highwoods Properties, Inc.		6,730		293,428
Hongkong Land Holdings Ltd.		56,500		394,527
ICADE		3,770		253,042
Investa Office Fund		50,000		144,739
Japan Prime Realty Investment Corp.		49		167,331
Kenedix Office Investment Corp.–Class A		76		355,302
Mori Hills REIT Investment Corp.		135		172,953
Workspace Group PLC		13,910		195,904

				3,508,094

LODGING–0.7%
LODGING–0.7%
Ashford Hospitality Trust, Inc.		49,201		310,458
Chesapeake Lodging Trust		17,320		435,771

Japan Hotel REIT Investment Corp.(a)			148		$109,423
Pebblebrook Hotel Trust			10,270		287,765
RLJ Lodging Trust			32,006		692,290
Summit Hotel Properties, Inc.			28,920		345,594
Wyndham Worldwide Corp.			2,350		170,728

					2,352,029

MORTGAGE–0.2%
MORTGAGE–0.2%
Blackstone Mortgage Trust, Inc.–Class A			5,980		160,025
Concentradora Hipotecaria SAPI de CV			104,000		150,257
First American Financial Corp.			12,923		463,935

					774,217

FINANCIAL:OTHER–0.0%
FINANCIAL:OTHER–0.0%
HFF, Inc.–Class A			4,100		127,387

REAL ESTATE–0.0%
DEVELOPERS–0.0%
Daelim Industrial Co., Ltd.(b)			1,420		80,181

Total Common Stocks (cost $187,489,710)					212,146,282

	Principal Amount (000)
CORPORATES–INVESTMENT GRADE–9.7%

INDUSTRIAL–6.2%
BASIC–0.3%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$		40		34,314
Dow Chemical Co. (The) 4.125%, 11/15/21			165		172,984
Eastman Chemical Co. 3.80%, 3/15/25			110		106,528
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20			49		31,605
Glencore Funding LLC 4.125%, 5/30/23(c)			126		92,926
International Paper Co. 3.65%, 6/15/24			31		30,320
5.15%, 5/15/46			11		10,465
LyondellBasell Industries NV 5.75%, 4/15/24			200		220,337
Minsur SA 6.25%, 2/07/24(c)			168		154,710

AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

Mosaic Co. (The) 5.625%, 11/15/43	U.S.$		96	$92,016
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)			237	203,820
Vale Overseas Ltd. 6.875%, 11/21/36			65	45,438

				1,195,463

CAPITAL GOODS–0.1%
General Electric Co. Series B 4.10%, 12/15/22(f)			68	67,830
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)			217	104,703
Owens Corning 6.50%, 12/01/16(g)			11	11,318
Republic Services, Inc. 3.80%, 5/15/18			17	17,610
Yamana Gold, Inc. 4.95%, 7/15/24			277	234,891

				436,352

COMMUNICATIONS–MEDIA–1.2%
21st Century Fox America, Inc. 3.00%, 9/15/22			400	394,169
6.15%, 2/15/41			130	146,084
CBS Corp. 3.50%, 1/15/25			215	204,966
5.75%, 4/15/20			250	276,233
CCO Safari II LLC 4.908%, 7/23/25(c)			165	164,839
Comcast Corp. 5.15%, 3/01/20			451	503,915
Cox Communications, Inc. 2.95%, 6/30/23(c)			91	80,163
Discovery Communications LLC 3.45%, 3/15/25			176	159,330
Mcgraw Hill Financial, Inc. 4.40%, 2/15/26			226	231,235
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(c)(f)			233	246,980
RELX Capital, Inc. 8.625%, 1/15/19			435	507,332
Time Warner Cable, Inc. 4.125%, 2/15/21			165	168,478
4.50%, 9/15/42			85	66,706
Time Warner, Inc. 3.55%, 6/01/24			99	97,143
4.70%, 1/15/21			123	132,380
7.625%, 4/15/31			110	136,109
Viacom, Inc. 3.875%, 4/01/24			300	281,113
5.625%, 9/15/19			83	89,632

				3,886,807

COMMUNICATIONS–TELECOMMUNICATIONS–0.7%
American Tower Corp. 5.05%, 9/01/20		U.S.$	380	$410,235
AT&T, Inc. 3.40%, 5/15/25			475	456,518
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.80%, 3/15/22			75	75,474
4.45%, 4/01/24			292	299,911
Rogers Communications, Inc. 4.00%, 6/06/22		CAD	46	35,288
Telefonica Emisiones SAU 5.462%, 2/16/21		U.S.$	185	206,759
Verizon Communications, Inc. 3.50%, 11/01/24			418	412,859
6.55%, 9/15/43			297	352,601

				2,249,645

CONSUMER CYCLICAL– AUTOMOTIVE–0.4%
Ford Motor Credit Co. LLC 5.875%, 8/02/21			915	1,020,349
General Motors Co. 3.50%, 10/02/18			130	131,305
General Motors Financial Co., Inc. 4.00%, 1/15/25			41	38,899
4.30%, 7/13/25			50	48,485

				1,239,038

CONSUMER CYCLICAL–RETAILERS–0.3%
CVS Health Corp. 3.875%, 7/20/25			250	255,145
Kohl’s Corp. 4.25%, 7/17/25			320	312,047
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22			201	197,923
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24			320	310,454

				1,075,569

CONSUMER NON-CYCLICAL–1.4%
AbbVie, Inc. 3.60%, 5/14/25			166	163,831
Actavis Funding SCS 3.80%, 3/15/25			282	280,560
3.85%, 6/15/24			89	89,159
Agilent Technologies, Inc. 5.00%, 7/15/20			71	76,279
Altria Group, Inc. 2.625%, 1/14/20			320	320,594
AstraZeneca PLC 6.45%, 9/15/37			90	113,814

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Baxalta, Inc. 5.25%, 6/23/45(c)	U.S.$	130	$130,438
Bayer US Finance LLC 3.375%, 10/08/24(c)		321	323,285
Becton Dickinson and Co. 3.734%, 12/15/24		141	142,202
Biogen, Inc. 4.05%, 9/15/25		251	252,139
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		155	179,394
Celgene Corp. 3.875%, 8/15/25		280	278,866
Gilead Sciences, Inc. 3.65%, 3/01/26		246	248,086
Grupo Bimbo SAB de CV 3.875%, 6/27/24(c)		339	329,470
Kraft Heinz Foods Co. 2.80%, 7/02/20(c)		130	129,664
3.50%, 7/15/22(c)		162	163,117
Laboratory Corp. of America Holdings 3.60%, 2/01/25		100	96,494
Medtronic, Inc. 3.50%, 3/15/25		320	322,614
Perrigo Finance PLC 3.50%, 12/15/21		300	291,597
Reynolds American, Inc. 3.25%, 11/01/22		220	217,530
5.85%, 8/15/45		79	87,827
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		121	125,680
Tyson Foods, Inc. 2.65%, 8/15/19		64	64,035
3.95%, 8/15/24		206	211,502

			4,638,177

ENERGY–1.2%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		111	67,387
Encana Corp. 3.90%, 11/15/21		140	115,559
Energy Transfer Partners LP 7.50%, 7/01/38		248	229,060
EnLink Midstream Partners LP 5.05%, 4/01/45		215	133,317
Enterprise Products Operating LLC 3.70%, 2/15/26		278	249,367
5.20%, 9/01/20		185	194,029
Halliburton Co. 5.00%, 11/15/45		295	291,620
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		302	279,191
3.95%, 9/01/22		424	369,100

Kinder Morgan, Inc./DE 5.00%, 2/15/21(c)	U.S.$	250	$237,623
Marathon Petroleum Corp. 5.125%, 3/01/21		163	171,082
Noble Energy, Inc. 3.90%, 11/15/24		170	151,304
8.25%, 3/01/19		374	418,280
Noble Holding International Ltd. 4.90%, 8/01/20		3	2,280
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		232	186,118
Reliance Holding USA, Inc. 5.40%, 2/14/22(c)		315	340,354
Schlumberger Holdings Corp. 3.625%, 12/21/22(c)		295	291,408
TransCanada PipeLines Ltd. 6.35%, 5/15/67		120	90,600
Valero Energy Corp. 6.125%, 2/01/20		175	192,989
Williams Partners LP 4.125%, 11/15/20		155	138,381

			4,149,049

OTHER INDUSTRIAL–0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(c)		320	317,175

TECHNOLOGY–0.5%
Hewlett Packard Enterprise Co. 4.90%, 10/15/25(c)		300	294,184
HP, Inc. 4.65%, 12/09/21		114	113,569
KLA-Tencor Corp. 4.65%, 11/01/24		225	226,385
Motorola Solutions, Inc.
3.50%, 3/01/23		156	136,850
7.50%, 5/15/25		35	38,274
Seagate HDD Cayman 4.75%, 1/01/25		127	105,753
Tencent Holdings Ltd. 3.375%, 5/02/19(c)		335	340,644
Total System Services, Inc. 2.375%, 6/01/18		141	139,535
3.75%, 6/01/23		139	134,859

			1,530,053

			20,717,328

FINANCIAL INSTITUTIONS–3.1%
BANKING–2.0%
Barclays Bank PLC 6.625%, 3/30/22(c)	EUR	84	114,635

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Barclays PLC 3.65%, 3/16/25	U.S.$	270	$259,477
BNP Paribas SA 7.375%, 8/19/25(c)(f)		200	205,250
Citigroup, Inc. 3.875%, 3/26/25		235	228,940
Compass Bank 5.50%, 4/01/20		314	334,512
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 4.375%, 8/04/25		320	325,457
Countrywide Financial Corp. 6.25%, 5/15/16		92	93,551
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25(c)		390	377,241
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25		186	187,240
5.75%, 1/24/22		335	380,969
Series D 6.00%, 6/15/20		440	497,248
Morgan Stanley 5.625%, 9/23/19		168	185,405
Series G 5.50%, 7/24/20		189	210,284
Murray Street Investment Trust I 4.647%, 3/09/17		44	45,333
Nationwide Building Society 6.25%, 2/25/20(c)		465	531,654
PNC Bank NA 3.80%, 7/25/23		685	706,460
Rabobank Capital Funding Trust III 5.254%, 10/21/16(c)(f)		190	193,087
Santander Issuances SAU 5.179%, 11/19/25		200	196,970
Santander UK PLC 5.00%, 11/07/23(c)		200	208,190
Standard Chartered PLC 6.409%, 1/30/17(c)(f)		200	200,200
Series E 4.00%, 7/12/22(c)		470	473,525
UBS AG/Stamford CT 7.625%, 8/17/22		380	433,200
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(c)		305	303,301

			6,692,129

BROKERAGE–0.1%
Nomura Holdings, Inc. 2.00%, 9/13/16		468	469,881

FINANCE–0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(c)	U.S.$	173	$199,043

INSURANCE–0.7%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		160	165,306
American International Group, Inc. 4.875%, 6/01/22		155	167,391
6.40%, 12/15/20		300	346,090
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(c)(f)		320	332,800
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		180	197,679
5.50%, 3/30/20		242	267,892
Lincoln National Corp. 8.75%, 7/01/19		98	117,699
MetLife, Inc. 10.75%, 8/01/39		70	109,638
Series C 5.25%, 6/15/20(f)		159	161,783
Prudential Financial, Inc. 5.625%, 6/15/43		161	164,623
XLIT Ltd. 6.375%, 11/15/24		157	183,014

			2,213,915

REITS–0.2%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		10	9,642
Trust F/1401 5.25%, 12/15/24(c)		270	267,975
Welltower, Inc. 5.25%, 1/15/22		300	324,483

			602,100

			10,177,068

UTILITY–0.4%
ELECTRIC–0.2%
CMS Energy Corp. 5.05%, 3/15/22		155	168,569
Constellation Energy Group, Inc. 5.15%, 12/01/20		89	96,631
Entergy Corp. 4.00%, 7/15/22		223	227,500
Exelon Corp. 5.10%, 6/15/45(c)		125	125,912
Exelon Generation Co. LLC 4.25%, 6/15/22		128	129,689
Pacific Gas & Electric Co. 6.05%, 3/01/34		38	44,773

			793,074

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

NATURAL GAS–0.2%
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)	U.S.$	490	$507,505

			1,300,579

Total Corporates–Investment Grade (cost $32,211,387)			32,194,975

MORTGAGE PASS-THROUGHS–7.5%
AGENCY FIXED RATE 30-YEAR–6.9%
Federal Home Loan Mortgage Corp. Gold 4.00%, 1/01/45		1,252	1,336,908
Series 2005 5.50%, 1/01/35		283	317,062
Series 2007 5.50%, 7/01/35		28	31,761
Federal National Mortgage Association 3.00%, 5/01/45		1,467	1,468,236
3.50%, 5/01/42–9/01/45		4,740	4,924,657
3.50%, 1/01/46, TBA		100	103,148
4.00%, 10/01/44–8/01/45		2,504	2,676,118
4.00%, 1/01/46, TBA		2,986	3,159,095
4.50%, 1/25/46, TBA		3,238	3,497,040
5.00%, 12/01/39		178	195,997
Series 2004 5.50%, 2/01/34–11/01/34		106	118,026
Series 2007 5.50%, 1/01/37–8/01/37		391	436,921
Series 2008 5.50%, 8/01/37		174	195,375
Series 2015 3.50%, 4/01/45		598	621,711
Government National Mortgage Association 3.00%, 7/20/45		564	572,041
3.50%, 2/01/46, TBA		1,855	1,929,272
4.50%, 7/20/45		1,031	1,110,745

			22,694,113

AGENCY FIXED RATE 15-YEAR–0.6%
Federal National Mortgage Association 2.50%, 1/01/31, TBA		855	861,813
3.50%, 5/01/21–10/01/25		1,202	1,259,907

Total Mortgage Pass-Throughs (cost $24,814,639)			2,121,720

			24,815,833

ASSET-BACKED SECURITIES–5.5%
AUTOS–FIXED RATE–3.2%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19	U.S.$	306	$304,537
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		454	449,759
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3 0.92%, 4/09/18		219	218,471
Series 2013-4, Class A3 0.96%, 4/09/18		108	107,654
Series 2014-1, Class A3 0.90%, 2/08/19		258	257,880
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(c)		71	70,445
Avis Budget Rental Car Funding AESOP LLC Series 2014-1A, Class A 2.46%, 7/20/20(c)		705	708,453
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(c)		452	450,532
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		203	201,421
Series 2015-2, Class A3 1.31%, 8/15/19		208	206,479
Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19		80	80,213
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(c)		179	178,438
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(c)		117	116,312
Series 2014-B, Class A 1.11%, 11/15/18(c)		82	81,697
Drive Auto Receivables Trust Series 2015-BA, Class A2A 0.93%, 12/15/17(c)		119	119,178
Series 2015-CA, Class A2A 1.03%, 2/15/18(c)		104	104,248

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2015-DA, Class A2A 1.23%, 6/15/18(c)	U.S.$	181	$180,814
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(c)		110	109,312
Series 2014-2, Class A2 1.05%, 3/20/20(c)		205	203,750
Series 2015-1, Class A2 1.30%, 9/20/20(c)		446	444,426
Exeter Automobile Receivables Trust Series 2014-1A, Class A 1.29%, 5/15/18(c)		21	21,386
Series 2014-2A, Class A 1.06%, 8/15/18(c)		31	30,810
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		268	265,745
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(c)		17	16,595
Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17		244	243,719
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18		155	154,306
Series 2014-2, Class A 2.31%, 4/15/26(c)		440	438,974
Series 2014-B, Class A2 0.47%, 3/15/17		9	9,432
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		322	317,282
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		383	382,780
Series 2015-2, Class A3 1.68%, 12/20/18		412	409,695
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(c)		221	218,935
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		270	269,002
Series 2015-1, Class A3 1.41%, 6/15/20		126	125,289
Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(c)		180	178,294

Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(c)	U.S.$	345	$344,231
Series 2013-1A, Class B2 2.48%, 8/25/19(c)		192	184,370
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(c)		278	277,686
Series 2015-B, Class A3 1.40%, 11/15/18(c)		213	212,578
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		140	140,103
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		223	221,859
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		370	369,281
Santander Drive Auto Receivables Trust Series 2014-2, Class A3 0.80%, 4/16/18		202	202,189
Series 2015-3, Class A2A 1.02%, 9/17/18		187	186,960
Series 2015-4,Class A2A 1.20%, 12/17/18		215	214,418
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(c)		265	264,663
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(c)		198	197,575

			10,492,176

CREDIT CARDS–FIXED RATE–0.9%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		141	140,913
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		326	328,636
Series 2015-2, Class A 1.56%, 3/15/21		214	213,953

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21	U.S.$	285	$284,037
Chase Issuance Trust Series 2014-A1, Class A1 1.15%, 1/15/19		270	269,997
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		415	408,396
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		379	380,016
Series 2015-3, Class A 1.74%, 9/15/21		315	312,513
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		310	310,263
Series 2013-A, Class A 1.61%, 12/15/21		246	245,057

			2,893,781

AUTOS–FLOATING RATE–0.5%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 0.831%, 7/15/20(c)(g)		378	377,064
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.782%, 7/20/19(g)		203	202,714
Series 2015-1, Class A 0.902%, 1/20/20(g)		384	381,319
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.843%, 12/10/27(c)(g)		166	165,669
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 1.172%, 10/25/19(c)(g)		207	206,364
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.902%, 10/20/20(c)(g)		320	320,000
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.752%, 7/22/19(c)(g)		120	118,667

			1,771,797

OTHER ABS–FIXED RATE–0.5%
Ascentium Equipment Receivables LLC Series 2015-2A, Class A1 1.00%, 11/10/16(c)		335	334,603

CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(c)	U.S.$	237	$236,984
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		210	208,825
Series 2015-A, Class A4 1.85%, 4/15/21		227	225,301
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(c)		173	171,665
Series 2015-2, Class A2A 1.42%, 12/22/17(c)		179	178,397
SBA Tower Trust 3.156%, 10/15/20(c)		251	246,926

			1,602,701

CREDIT CARDS–FLOATING RATE–0.4%
Cabela’s Credit Card Master Note Trust Series 2012-1A, Class A2 0.861%, 2/18/20(c)(g)		325	325,240
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.681%, 8/17/20(g)		240	239,503
First National Master Note Trust Series 2013-2, Class A 0.861%, 10/15/19(g)		346	346,082
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.711%, 12/15/19(g)		295	295,040
Series 2015-A, Class A 0.811%, 2/15/22(g)		256	254,453

			1,460,318

HOME EQUITY LOANS–FIXED RATE–0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		67	67,119

HOME EQUITY LOANS–FLOATING RATE–0.0%
Residential Asset Securities Corp. Trust Series 2003-KS3, Class A2 1.022%, 5/25/33(g)		1	750

Total Asset-Backed Securities (cost $18,341,427)			18,288,642

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.9%
NON-AGENCY FIXED RATE CMBS–3.3%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51	U.S.$	547	$568,491
Series 2007-5, Class AM 5.772%, 2/10/51		150	155,681
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		184	186,037
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(c)		335	338,910
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)		495	497,043
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.811%, 3/15/49		139	139,532
Series 2015-GC27, Class A5 3.137%, 2/10/48		246	240,213
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.766%, 5/15/46		266	276,522
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.044%, 12/10/49		965	1,012,185
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A1A 5.292%, 12/10/46		400	408,626
Commercial Mortgage Trust Series 2006-C8, Class A4 5.306%, 12/10/46		294	299,000
Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		192	186,826
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.699%, 6/15/39		155	157,853
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		343	349,829

DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.663%, 11/10/46(c)	U.S.$	130	$137,058
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(c)		330	329,243
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)		473	476,606
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.795%, 8/10/45		198	203,946
Series 2013-G1, Class A2 3.557%, 4/10/31(c)		276	276,191
JPMorgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(c)		108	107,617
Series 2006-LDP9, Class AM 5.372%, 5/15/47		135	137,681
Series 2007-CB19, Class AM 5.695%, 2/12/49		175	180,327
Series 2007-LD12, Class AM 6.009%, 2/15/51		280	294,621
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		589	606,716
Series 2008-C2, Class A1A 5.998%, 2/12/51		267	275,227
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		21	21,344
Series 2011-C5, Class D 5.323%, 8/15/46(c)		100	103,004
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		368	377,644
Series 2015-C32, Class C 4.669%, 11/15/48		195	171,571
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		97	97,719
Series 2007-C1, Class AM 5.455%, 2/15/40		100	103,055
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(c)		181	179,476
Series 2015-3, Class A2 2.729%, 4/20/48(c)		258	256,190

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43	U.S.$		295	$298,384
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49			262	267,696
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49			86	85,788
Series 2012-C4, Class A5 2.85%, 12/10/45			168	164,746
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1, Class E 5.888%, 1/10/45(c)			82	87,087
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45			129	130,048
WF-RBS Commercial Mortgage Trust Series 2012-C9, Class D 4.802%, 11/15/45(c)			118	114,343
Series 2013-C14, Class A5 3.337%, 6/15/46			456	459,807
Series 2014-C20, Class A2 3.036%, 5/15/47			206	210,753

				10,970,636

NON-AGENCY FLOATING RATE CMBS–0.6%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.651%, 11/15/19(c)(g)			169	168,082
Commercial Mortgage Trust Series 2014-KYO, Class A 1.201%, 6/11/27(c)(g)			208	205,974
Series 2014-SAVA, Class A 1.481%, 6/15/34(c)(g)			104	103,345
H/2 Asset Funding NRE Series 2015-1A 2.074%, 6/24/49(c)(g)			253	252,825
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.251%, 6/15/29(c)(g)			339	337,206
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.201%, 8/15/26(c)(g)			119	118,319
Series 2015-XLF2, Class SNMA 2.281%, 11/15/26(c)(g)			119	118,232
PFP III Ltd. Series 2014-1, Class A 1.515%, 6/14/31 (c)(g)			105	104,048

Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.401%, 4/15/32(c)(g)	U.S.$		128	$127,384
Starwood Retail Property Trust Series 2014-STAR, Class A 1.551%, 11/15/27(c)(g)			183	180,711
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.471%, 12/15/47(h)			197	180,146

				1,896,272

Total Commercial Mortgage-Backed Securities (cost $13,321,641)				12,866,908

GOVERNMENTS–TREASURIES–2.4%
BRAZIL–0.1%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17		BRL	1,670	401,396

UNITED STATES–2.3%
U.S. Treasury Bonds 2.75%, 8/15/42		U.S.$	280	267,630
3.00%, 5/15/45			265	263,789
3.125%, 2/15/43–8/15/44			650	665,423
3.375%, 5/15/44			234	251,022
3.625%, 8/15/43			1,304	1,468,241
4.375%, 2/15/38			1,027	1,296,531
4.625%, 2/15/40			950	1,237,412
6.25%, 5/15/30			149	215,754
U.S. Treasury Notes 1.50%, 1/31/19			288	289,013
1.625%, 8/31/19			545	546,554
2.25%, 11/15/25			788	785,746
2.50%, 8/15/23			305	312,923

				7,600,038

Total Governments–Treasuries (cost $8,073,637)				8,001,434

COLLATERALIZED MORTGAGE OBLIGATIONS–2.2%
GSE RISK SHARE FLOATING RATE–1.4%
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.922%, 7/25/25(c)(g)			160	159,196
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.672%, 11/25/23(g)			340	336,507
Series 2014-DN3, Class M3 4.422%, 8/25/24(g)			330	316,094
Series 2014-DN4, Class M3 4.972%, 10/25/24(g)			250	248,010

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2015-DNA1, Class M3 3.722%, 10/25/27(g)	U.S.$	260	$246,077
Series 2015-DNA2, Class M2 3.022%, 12/25/27(g)		524	519,755
Series 2015-DNA3, Class M3 5.122%, 4/25/28(g)		250	246,119
Series 2015-HQ1, Class M2 2.622%, 3/25/25(g)		388	385,573
Series 2015-HQA1, Class M2 3.072%, 3/25/28(g)		363	358,820
Series 2015-HQA2, Class M3 5.222%, 5/25/28(g)		250	244,804
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.622%, 7/25/24(g)		83	82,581
Series 2014-C04, Class 1M2 5.322%, 11/25/24(g)		180	179,483
Series 2014-C04, Class 2M2 5.422%, 11/25/24(g)		75	75,178
Series 2015-C01, Class 1M2 4.722%, 2/25/25(g)		155	149,498
Series 2015-C01, Class 2M2 4.972%, 2/25/25(g)		138	138,960
Series 2015-C02, Class 2M2 4.422%, 5/25/25(g)		185	175,159
Series 2015-C03, Class 1M2 5.422%, 7/25/25(g)		90	89,536
Series 2015-C03, Class 2M2 5.422%, 7/25/25(g)		195	193,654
Series 2015-C04, Class 1M2 6.122%, 4/25/28(g)		74	75,453
Series 2015-C04, Class 2M2 5.972%, 4/25/28(g)		117	117,795
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.672%, 11/25/24(c)(g)		36	35,706
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.447%, 11/25/25(c)(g)		144	144,205
Series 2015-WF1, Class 2M2 5.697%, 11/25/25(c)(g)		41	40,894

			4,559,057

NON-AGENCY FIXED RATE–0.6%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		45	42,536
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		112	100,300
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		77	74,694
Series 2006-24CB, Class A16 5.75%, 6/25/36		183	163,584

Series 2006-28CB, Class A14 6.25%, 10/25/36	U.S.$	126	$107,254
Series 2006-J1, Class 1A13 5.50%, 2/25/36		113	101,147
Series 2007-2CB, Class 2A4 5.75%, 3/25/37		100	87,400
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		56	47,861
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.626%, 5/25/35		25	23,191
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		95	87,025
Series 2006-13, Class 1A18 6.25%, 9/25/36		140	126,663
Series 2006-13, Class 1A19 6.25%, 9/25/36		50	45,555
Series 2007-HYB2, Class 3A1 2.704%, 2/25/47		268	239,360
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(c)		149	124,621
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		207	169,239
JPMorgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37		80	70,246
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(c)		208	176,382
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		73	71,547

			1,858,605

NON-AGENCY FLOATING RATE–0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.612%, 12/25/36(g)		377	234,670
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.672%, 3/25/35(g)		175	149,897
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 2.031%, 7/15/36(c)(g)		304	303,545
RBSSP Resecuritization Trust Series 2010-9, Class 7A6 6.792%, 5/26/37(c)(h)		182	150,227

			838,339

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

AGENCY FIXED RATE–0.0%
Federal National Mortgage Association REMICS Series 2010-117, Class DI 4.50%, 5/25/25(i)	U.S.$	796	$83,247

Total Collateralized Mortgage Obligations (cost $7,472,508)			7,339,248

CORPORATES–NON-INVESTMENT GRADE–1.5%

FINANCIAL INSTITUTIONS–0.9%
BANKING–0.8%
Bank of America Corp. Series Z 6.50%, 10/23/24(f)		79	83,246
Barclays Bank PLC 6.86%, 6/15/32(c)(f)		44	50,160
7.625%, 11/21/22		239	272,161
7.75%, 4/10/23		305	325,587
Credit Agricole SA 7.875%, 1/23/24(c)(f)		205	208,895
HBOS Capital Funding LP 4.939%, 5/23/16(f)	EUR	298	327,090
Intesa Sanpaolo SpA 5.017%, 6/26/24(c)	U.S.$	339	333,525
LBG Capital No.1 PLC 8.00%, 6/15/20(c)(f)		94	97,760
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(f)		200	209,000
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		61	65,925
Societe Generale SA 5.922%, 4/05/17(c)(f)		100	101,375
8.00%, 9/29/25(c)(f)		200	203,407
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(c)		230	240,557

			2,518,688

FINANCE–0.1%
AerCap Aviation Solutions BV 6.375%, 5/30/17		200	207,500
International Lease Finance Corp. 5.875%, 4/01/19		93	98,580

			306,080

			2,824,768

INDUSTRIAL–0.5%
BASIC–0.1%
Novelis, Inc. 8.375%, 12/15/17		29	28,202
Teck Resources Ltd. 4.50%, 1/15/21		280	142,800

			171,002

CAPITAL GOODS–0.1%
Manitowoc Co., Inc. (The) 8.50%, 11/01/20	U.S.$	43	$44,505
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20		108	109,857

			154,362

COMMUNICATIONS–MEDIA–0.0%
CSC Holdings LLC 8.625%, 2/15/19		44	46,860

COMMUNICATIONS–TELECOMMUNICATIONS–0.2%
Numericable-SFR SAS 5.375%, 5/15/22(c)	EUR	195	216,155
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$	370	301,550
Telecom Italia Capital SA 6.00%, 9/30/34		65	59,962

			577,667

CONSUMER CYCLICAL–OTHER–0.1%
International Game Technology PLC 6.25%, 2/15/22(c)		200	187,000
KB Home 4.75%, 5/15/19		107	103,790
MCE Finance Ltd. 5.00%, 2/15/21(c)		210	192,675

			483,465

CONSUMER NON-CYCLICAL–0.0%
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(c)		135	120,488

ENERGY–0.0%
SM Energy Co. 6.50%, 1/01/23		14	10,290
Transocean, Inc. 6.50%, 11/15/20		135	93,150

			103,440

TECHNOLOGY–0.0%
Advanced Micro Devices, Inc. 6.75%, 3/01/19		104	75,400

			1,732,684

UTILITY–0.1%
ELECTRIC–0.1%
AES Corp./VA 7.375%, 7/01/21		119	121,380
NRG Energy, Inc. Series WI 6.25%, 5/01/24		92	77,298

			198,678

AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

NON CORPORATE SECTORS–0.0%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.0%
NOVA Chemicals Corp.(c) 5.25%, 8/01/23	U.S.$		125	$123,750

Total Corporates–Non-Investment Grade (cost $5,216,761)				4,879,880

INFLATION-LINKED SECURITIES–1.2%
UNITED STATES–1.2%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $4,217,674)			4,147	4,123,059

QUASI-SOVEREIGNS–0.3%

QUASI-SOVEREIGN BONDS–0.3%
CHILE–0.2%
Corp. Nacional del Cobre de Chile 4.50%, 9/16/25(c)			310	291,923
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(c)			340	348,825

				640,748

MEXICO–0.1%
Petroleos Mexicanos 3.50%, 7/18/18–1/30/23			217	205,142

Total Quasi-Sovereigns (cost $854,805)				845,890

GOVERNMENTS–SOVEREIGN AGENCIES–0.2%
BRAZIL–0.0%
Petrobras Global Finance BV 5.75%, 1/20/20			253	198,605

COLOMBIA–0.0%
Ecopetrol SA 5.875%, 5/28/45			94	67,092

ISRAEL–0.1%
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(c)			320	326,202

UNITED KINGDOM–0.1%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(f)			200	208,250

Total Governments–Sovereign Agencies (cost $865,998)				800,149

LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.2%
UNITED STATES–0.2%
State of California Series 2010 7.625%, 3/01/40 (cost $350,483)			345	502,413

	Shares			U.S. $ Value

PREFERRED STOCKS–0.0%
FINANCIAL INSTITUTIONS–0.0%
INSURANCE–0.0%
Allstate Corp. (The) 5.10% (cost $179,024)			6,700	$165,423

	Principal Amount (000)
EMERGING MARKETS–CORPORATE BONDS–0.0%

INDUSTRIAL–0.0%
COMMUNICATIONS–TELECOMMUNICATIONS–0.0%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(c) (cost $196,963)		U.S.$	200	154,000

GOVERNMENTS–SOVEREIGN BONDS–0.0%
MEXICO–0.0%
Mexico Government International Bond Series E 5.95%, 3/19/19 (cost $91,814)			82	91,020

SHORT-TERM INVESTMENTS–3.2%
TIME DEPOSIT–2.3%
State Street Time Deposit 0.01%, 1/04/16 (cost $7,463,845)			7,464	7,463,845

GOVERNMENTS–TREASURIES–0.9%
Japan Treasury Discount Bill Series 564 Zero Coupon, 1/25/16 (cost $3,028,148)		JPY	360,000	2,995,144

Total Short-Term Investments (cost $10,491,993)				10,458,989

Total Investments Before Security Lending Collateral for Securities Loaned–101.8% (cost $314,190,464)				337,674,145

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.1%
INVESTMENT COMPANIES–1.1%
AB Exchange Reserves–Class I, 0.24%(j)(k) (cost $3,437,733)	3,437,733	$3,437,733

TOTAL INVESTMENTS–102.9% (cost $317,628,197)		341,111,878
Other assets less liabilities–(2.9)%		(9,469,409)

NET ASSETS–100.0%		$331,642,469

26

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	12	March 2016	$1,198,762	$1,222,722	$23,960
U.S. T-Note 2 Yr (CBT) Futures	49	March 2016	10,660,345	10,644,484	(15,861)
U.S. T-Note 5 Yr (CBT) Futures	126	March 2016	14,943,921	14,908,360	(35,561)
U.S. Ultra Bond (CBT) Futures	24	March 2016	3,785,394	3,808,500	23,106

Sold Contracts
EURO-BOBL Futures	32	March 2016	4,585,466	4,544,179	41,287
U.S. T-Note 10 Yr (CBT) Futures	15	March 2016	1,892,822	1,888,594	4,228

					$41,159

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	1,937	SEK	16,655	2/18/16	$38,901
Bank of America, NA	JPY	154,000	USD	1,249	2/19/16	(33,404)
Barclays Bank PLC	CNY	2,662	USD	415	2/18/16	10,007
Barclays Bank PLC	KRW	523,527	USD	450	2/18/16	4,811
Barclays Bank PLC	USD	353	JPY	42,516	2/18/16	1,295
Barclays Bank PLC	CNY	3,648	USD	559	3/18/16	7,264
Barclays Bank PLC	USD	170	CNY	1,118	3/18/16	(821)
BNP Paribas SA	GBP	248	USD	379	2/18/16	13,173
BNP Paribas SA	USD	367	JPY	45,147	2/18/16	8,474
Goldman Sachs Bank USA	GBP	310	USD	479	2/18/16	22,032
Goldman Sachs Bank USA	BRL	1,754	USD	381	1/04/17	(13,438)
HSBC Bank USA	JPY	155,000	USD	1,257	1/08/16	(32,585)
HSBC Bank USA	JPY	53,594	USD	453	2/18/16	7,039
JPMorgan Chase Bank	JPY	206,000	USD	1,679	1/19/16	(35,049)
JPMorgan Chase Bank	USD	536	AUD	752	2/18/16	10,475
JPMorgan Chase Bank	JPY	220,000	USD	1,845	3/25/16	10,878

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	USD	868	JPY	104,389	2/18/16	$1,553
Royal Bank of Scotland PLC	CAD	659	USD	480	2/18/16	4,007
Royal Bank of Scotland PLC	CNY	439	USD	68	2/18/16	1,464
Royal Bank of Scotland PLC	KRW	261,423	USD	229	2/18/16	6,539
Royal Bank of Scotland PLC	TWD	8,658	USD	266	2/18/16	4,077
Royal Bank of Scotland PLC	USD	418	JPY	50,642	2/18/16	3,337
Standard Chartered Bank	BRL	730	USD	187	1/05/16	2,431
Standard Chartered Bank	USD	184	BRL	730	1/05/16	732
Standard Chartered Bank	RUB	9,336	USD	140	1/15/16	12,337
Standard Chartered Bank	BRL	730	USD	182	2/02/16	(863)
Standard Chartered Bank	USD	398	JPY	48,857	2/18/16	9,289
Standard Chartered Bank	CNY	947	USD	146	3/18/16	2,972
State Street Bank & Trust Co.	EUR	618	USD	656	1/27/16	(15,131)
State Street Bank & Trust Co.	AUD	1,101	USD	791	2/18/16	(9,275)
State Street Bank & Trust Co.	CAD	266	USD	202	2/18/16	9,501
State Street Bank & Trust Co.	CHF	93	USD	94	2/18/16	1,050
State Street Bank & Trust Co.	EUR	1,824	USD	1,989	2/18/16	5,081
State Street Bank & Trust Co.	EUR	1,137	USD	1,216	2/18/16	(20,566)
State Street Bank & Trust Co.	GBP	1,499	USD	2,282	2/18/16	71,602
State Street Bank & Trust Co.	HKD	6,786	USD	876	2/18/16	(180)
State Street Bank & Trust Co.	ILS	677	USD	174	2/18/16	169
State Street Bank & Trust Co.	JPY	37,811	USD	316	2/18/16	1,282
State Street Bank & Trust Co.	JPY	104,002	USD	857	2/18/16	(9,307)
State Street Bank & Trust Co.	SEK	2,274	USD	264	2/18/16	(5,326)
State Street Bank & Trust Co.	USD	522	AUD	732	2/18/16	10,609
State Street Bank & Trust Co.	USD	629	CHF	621	2/18/16	(7,398)
State Street Bank & Trust Co.	USD	125	CHF	128	2/18/16	2,906
State Street Bank & Trust Co.	USD	642	EUR	589	2/18/16	(1,156)
State Street Bank & Trust Co.	USD	1,239	GBP	816	2/18/16	(36,337)
State Street Bank & Trust Co.	USD	2,503	JPY	303,972	2/18/16	28,670
State Street Bank & Trust Co.	USD	447	NOK	3,846	2/18/16	(12,557)
State Street Bank & Trust Co.	USD	76	SEK	643	2/18/16	453
State Street Bank & Trust Co.	AUD	1,190	USD	861	3/18/16	(3,373)
State Street Bank & Trust Co.	CAD	170	USD	126	3/18/16	3,029
State Street Bank & Trust Co.	EUR	537	USD	581	3/18/16	(3,187)
State Street Bank & Trust Co.	GBP	187	USD	286	3/18/16	10,426
State Street Bank & Trust Co.	USD	295	SEK	2,551	3/18/16	7,580
UBS AG	BRL	730	USD	195	1/05/16	10,422
UBS AG	USD	187	BRL	730	1/05/16	(2,431)

						$103,483

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	3.14%	$2,784	$(147,723)	$(81,141)
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)	0.73	4,100	(38,746)	1,466

				$(186,469)	$(79,675)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	CAD	6,090	3/10/17	0.973%	3 Month CDOR	$(12,528)
Morgan Stanley & Co., LLC/(CME Group)	AUD	8,060	3/11/17	2.140%	3 Month BBSW	4,607
Morgan Stanley & Co., LLC/(CME Group)	CAD	5,740	6/05/17	1.054%	3 Month CDOR	(16,088)
Morgan Stanley & Co., LLC/(CME Group)	NZD	11,300	6/09/17	3.366%	3 Month BKBM	(63,788)
Morgan Stanley & Co., LLC/(CME Group)	AUD	7,220	6/09/17	2.218%	3 Month BBSW	(3,098)
Morgan Stanley & Co., LLC/(CME Group)		4,920	10/30/17	1.915%	3 Month BBSW	17,115
Morgan Stanley & Co., LLC/(CME Group)	GBP	2,090	6/05/20	6 Month LIBOR	1.651%	19,552
Morgan Stanley & Co., LLC/(CME Group)	AUD	1,230	3/11/25	6 Month BBSW	2.973%	(2,193)
Morgan Stanley & Co., LLC/(CME Group)	NZD	1,320	6/09/25	3 Month BKBM	4.068%	26,464
Morgan Stanley & Co., LLC/(CME Group)	AUD	780	6/09/25	6 Month BBSW	3.384%	15,810
Morgan Stanley & Co., LLC/(CME Group)		$430	6/09/25	2.488%	3 Month LIBOR	(13,462)
Morgan Stanley & Co., LLC/(CME Group)		1,560	11/10/25	2.256%	3 Month LIBOR	(16,068)
Morgan Stanley & Co., LLC/(CME Group)	GBP	190	6/05/45	2.396%	6 Month LIBOR	(15,321)

						$(58,998)

AB Variable Products Series Fund

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	11.27%	$104	$16,526	$5,985	$10,541
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	9.61	198	24,933	(8,751)	33,684
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	9.61	172	21,658	(7,332)	28,990
Sale Contracts
BNP Paribas SA
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00	1.17	530	(2,236)	(6,171)	3,935
Credit Suisse International
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.83	39	187	(364)	551

				$61,068	$(16,633)	$77,701

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$1,920	3/04/16	CPI	#	1.170%	$6,336

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$1,970	1/30/17	1.059%	3 Month LIBOR	$(11,584)
JPMorgan Chase Bank, NA	2,200	2/07/22	2.043%	3 Month LIBOR	(41,922)

					$(53,506)

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate market value of these securities amounted to $26,179,927 or 7.9% of net assets.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Floating Rate Security. Stated interest rate was in effect at December 31, 2015.

(h)	Variable rate coupon, rate shown as of December 31, 2015.

(i)	IO - Interest Only

(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(k)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ADR—American Depositary Receipt

BBSW—Bank Bill Swap Reference Rate (Australia)

BKBM—Bank Bill Benchmark (New Zealand)

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

GDR—Global Depositary Receipt

GSE—Government-Sponsored Enterprise

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

REG—Registered Shares

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2015	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $314,190,464)	$337,674,145	(a)
Affiliated issuers (cost $3,437,733—investment of cash collateral for securities loaned)	3,437,733
Cash	20,050
Cash collateral due from broker	526,914
Foreign currencies, at value (cost $3,338,542)	3,385,937
Interest and dividends receivable	1,169,446
Unrealized appreciation on forward currency exchange contracts	345,867
Unrealized appreciation on credit default swaps	77,701
Receivable for variation margin on exchange-traded derivatives	40,427
Receivable for investment securities sold and foreign currency transactions	31,520
Receivable for capital stock sold	16,042
Unrealized appreciation on inflation swaps	6,336
Upfront premium paid on credit default swaps	5,985

Total assets	346,738,103

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	10,818,308
Payable for collateral received on securities loaned	3,437,733
Unrealized depreciation on forward currency exchange contracts	242,384
Advisory fee payable	156,888
Payable for capital stock redeemed	72,254
Distribution fee payable	64,192
Unrealized depreciation on interest rate swaps	53,506
Payable for variation margin on exchange-traded derivatives	25,831
Upfront premium received on credit default swaps	22,618
Administrative fee payable	12,020
Transfer Agent fee payable	101
Accrued expenses	189,799

Total liabilities	15,095,634

NET ASSETS	$331,642,469

COMPOSITION OF NET ASSETS
Capital stock, at par	$30,469
Additional paid-in capital	283,086,887
Undistributed net investment income	5,083,025
Accumulated net realized gain on investment and foreign currency transactions	19,888,514
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	23,553,574

	$331,642,469

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$33,409,656	3,040,748	$10.99
B	$298,232,813	27,427,828	$10.87

(a)	Includes securities on loan with a value of $3,270,915 (see Note E).

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2015	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $184,022)	$4,526,277
Affiliated issuers	4,021
Interest	3,945,849
Securities lending income	95,526
Other income	599

8,572,272

EXPENSES
Advisory fee (see Note B)	1,956,957
Distribution fee—Class B	800,322
Transfer agency—Class A	650
Transfer agency—Class B	5,814
Custodian	273,518
Audit and tax	101,376
Administrative	50,833
Legal	39,752
Printing	22,923
Directors’ fees	21,157
Miscellaneous	27,687

Total expenses	3,300,989

Net investment income	5,271,283

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	22,293,756
Securities sold short	(17,070)
Futures	(220,313)
Swaps	(100,367)
Foreign currency transactions	731,583
Net change in unrealized appreciation/depreciation of:
Investments	(22,714,758)
Futures	47,049
Swaps	49,515
Foreign currency denominated assets and liabilities	(201,551)

Net loss on investment and foreign currency transactions	(132,156)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,139,127

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,271,283	$6,572,228
Net realized gain on investment transactions and foreign currency transactions	22,687,589	35,996,053
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(22,819,745)	(16,295,930)
Contributions from Affiliates (see Note B)	–0	–	4,610

Net increase in net assets from operations	5,139,127	26,276,961
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(785,980)	(1,044,211)
Class B	(6,316,945)	(8,162,972)
Net realized gain on investment transactions
Class A	(3,162,337)	(5,792,408)
Class B	(28,847,554)	(52,203,889)
CAPITAL STOCK TRANSACTIONS
Net increase	371,544	13,594,406

Total decrease	(33,602,145)	(27,332,113)
NET ASSETS
Beginning of period	365,244,614	392,576,727

End of period (including undistributed net investment income of $5,083,025 and $5,789,511, respectively)	$331,642,469	$365,244,614

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2015	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Balanced Wealth Strategy Portfolio. Prior to May 1, 2015, the Fund was known as AllianceBernstein Variable Products Series Fund, Inc. The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In

AB Variable Products Series Fund

addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$31,119,771		$4,578,402		$–0	–	$35,698,173
Financials	20,673,113		11,244,993		–0	–	31,918,106
Consumer Discretionary	22,107,680		8,577,434		–0	–	30,685,114
Health Care	22,288,699		3,983,494		–0	–	26,272,193
Industrials	11,189,141		9,101,690		–0	–	20,290,831
Consumer Staples	9,522,146		4,086,108		–0	–	13,608,254
Equity: Other	3,928,099		6,832,608		61,746		10,822,453
Energy	5,953,724		1,765,172		–0	–	7,718,896
Retail	4,381,147		2,959,026		–0	–	7,340,173
Residential	4,473,828		1,784,245		242,177		6,500,250
Utilities	4,855,532		962,695		–0	–	5,818,227
Materials	2,501,761		2,252,895		–0	–	4,754,656
Telecommunication Services	1,245,206		2,631,842		–0	–	3,877,048
Office	1,384,446		2,123,648		–0	–	3,508,094
Lodging	2,242,606		109,423		–0	–	2,352,029
Mortgage	774,217		–0	–	–0	–	774,217
Financial: Other	127,387		–0	–	–0	–	127,387
Real Estate	–0	–	80,181		–0	–	80,181
Corporates—Investment Grade	–0	–	32,194,975		–0	–	32,194,975
Mortgage Pass—Throughs	–0	–	24,815,833		–0	–	24,815,833
Asset-Backed Securities	–0	–	16,348,075		1,940,567		18,288,642
Commercial Mortgage-Backed Securities	–0	–	9,269,367		3,597,541		12,866,908
Governments—Treasuries	–0	–	8,001,434		–0	–	8,001,434
Collateralized Mortgage Obligations	–0	–	386,792		6,952,456		7,339,248
Corporates—Non-Investment Grade	–0	–	4,879,880		–0	–	4,879,880
Inflation-Linked Securities	–0	–	4,123,059		–0	–	4,123,059
Quasi-Sovereigns	–0	–	845,890		–0	–	845,890
Governments—Sovereign Agencies	–0	–	800,149		–0	–	800,149
Local Governments—Municipal Bonds	–0	–	502,413		–0	–	502,413
Preferred Stocks	165,423		–0	–	–0	–	165,423
Emerging Markets—Corporate Bonds	–0	–	154,000		–0	–	154,000
Governments—Sovereign Bonds	–0	–	91,020		–0	–	91,020
Short-Term Investments:
Time Deposit	–0	–	7,463,845		–0	–	7,463,845
Governments—Treasuries	–0	–	2,995,144		–0	–	2,995,144
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,437,733		–0	–	–0	–	3,437,733

Total Investments in Securities	152,371,659		175,945,732		12,794,487		341,111,878
Other Financial Instruments*:
Assets:
Futures	92,581		–0	–	–0	–	92,581	#
Forward Currency Exchange Contracts	–0	–	345,867		–0	–	345,867
Centrally Cleared Credit Default Swaps	–0	–	1,466		–0	–	1,466	#
Centrally Cleared Interest Rate Swaps	–0	–	83,548		–0	–	83,548	#
Credit Default Swaps	–0	–	77,701		–0	–	77,701
Inflation (CPI) Swaps	–0	–	6,336		–0	–	6,336

AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Liabilities:
Futures	$(51,422)		$–0	–	$–0	–	$(51,422	)#
Forward Currency Exchange Contracts	–0	–	(242,384)		–0	–	(242,384)
Centrally Cleared Credit Default Swaps	–0	–	(81,141)		–0	–	(81,141	)#
Centrally Cleared Interest Rate Swaps	–0	–	(142,546)		–0	–	(142,546	)#
Interest Rate Swaps	–0	–	(53,506)		–0	–	(53,506)

Total^	$152,412,818		$175,941,073		$12,794,487		$341,148,378

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks	Asset- Backed Securities	Commercial Mortgage- Backed Securities
Balance as of 12/31/14	$83,861	$2,438,554	$2,402,381
Accrued discounts/(premiums)	–0	–	5,616	(7,725)
Realized gain (loss)	42,616	(16,892)	(6,754)
Change in unrealized appreciation/depreciation	11,792	2,111	(123,276)
Purchases/Payups	–0	–	1,208,564	1,385,088
Sales/Paydowns	(116,664)	(1,290,779)	(52,173)
Transfers in to Level 3	282,318	–0	–	–0	–
Transfers out of Level 3	–0	–	(406,607)	–0	–

Balance as of 12/31/15	$303,923	$1,940,567	$3,597,541

Net change in unrealized appreciation/depreciation from investments held as of 12/31/15 *	$11,792	$(10,659)	$(123,276)

Collateralized Mortgage Obligation	Total
Balance as of 12/31/14	$3,905,817	8,830,613
Accrued discounts/(premiums)	19,167	17,058
Realized gain (loss)	(16,862)	2,108
Change in unrealized appreciation/depreciation	(68,878)	(178,251)
Purchases/Payups	4,552,206	7,145,858
Sales/Paydowns	(1,438,994)	(2,898,610)
Transfers in to Level 3	–0	–	282,318
Transfers out of Level 3	–0	–	(406,607)

Balance as of 12/31/15	$6,952,456	$12,794,487	+

Net change in unrealized appreciation/depreciation from investments held as of 12/31/15 *	$(83,900)	$(206,043)

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at December 31, 2015. Securities priced by third party vendors are excluded from the following table.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 12/31/15	Valuation Technique	Unobservable Input	Range/ Weighted Average
Common Stock	$61,746	Market Approach	Discount of Last Traded Price	25% / N/A
	242,177	Market Approach	Value Reduced Per the Delta of the HSI Index Since the Last Traded Price	22.90 HKD Applying HSI Index delta / NA

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

AB Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2015, there were no expenses waived by the Adviser.

During the year ended December 31, 2014, the Adviser reimbursed the Fund $4,610 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2015, the reimbursement for such services amounted to $50,833.

Brokerage commissions paid on investment transactions for the year ended December 31, 2015 amounted to $214,022, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,262 for the year ended December 31, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$169,601,073	$179,284,768
U.S. government securities	289,112,879	300,705,264

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, swaps and foreign currency transactions) are as follows:

Cost	$319,375,162

Gross unrealized appreciation	$36,830,187
Gross unrealized depreciation	(15,093,471)

Net unrealized appreciation	$21,736,716

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

AB Variable Products Series Fund

During the year ended December 31, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2015, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended December 31, 2015, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of December 31, 2015, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended December 31, 2015, the Portfolio held credit default swaps for hedging and non-hedging purposes.

AB Variable Products Series Fund

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At December 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$176,129	*	Receivable/Payable for variation margin on exchange-traded derivatives	$193,968	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	1,466	*	Receivable/Payable for variation margin on exchange-traded derivatives	81,141	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	345,867		Unrealized depreciation on forward currency exchange contracts	242,384
Interest rate contracts				Unrealized depreciation on interest rate swaps	53,506
Interest rate contracts	Unrealized appreciation on inflation swaps	6,336
Credit contracts	Unrealized appreciation on credit default swaps	77,701

Total		$607,499			$570,999

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the year ended December 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(220,313)	$47,049
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	528,237	(420,028)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(31,369)	(68,566)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(68,998)	118,081

Total		$207,557	$(323,464)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2015:

Futures:
Average original value of buy contracts	$21,965,906
Average original value of sale contracts	$8,506,429
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$16,903,245
Average principal amount of sale contracts	$27,566,605
Interest Rate Swaps:
Average notional amount	$5,412,712
Inflation Swaps:
Average notional amount	$1,920,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$23,447,888
Credit Default Swaps:
Average notional amount of buy contracts	$474,000	(b)
Average notional amount of sale contracts	$624,246
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$6,908,538

(a)	Positions were open for ten months during the year.

(b)	Positions were open for seven months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

AB Variable Products Series Fund

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of December 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co**	$40,427	$–0	–	$–0	–	$–0	–	$40,427

Total	$40,427	$–0	–	$–0	–	$–0	–	$40,427

OTC Derivatives:
Bank of America, NA	$38,901	$(33,404)		$–0	–	$–0	–	$5,497
Barclays Bank PLC	29,713	(821)		–0	–	–0	–	28,892
BNP Paribas SA	21,647	(2,236)		–0	–	–0	–	19,411
Citibank, NA	63,117	–0	–	–0	–	–0	–	63,117
Credit Suisse International	187	–0	–	–0	–	–0	–	187
Goldman Sachs Bank USA	22,032	(13,438)		–0	–	–0	–	8,594
HSBC Bank USA	7,039	(7,039)		–0	–	–0	–	–0	–
JPMorgan Chase Bank/JPMorgan Chase Bank, NA	21,353	(21,353)		–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	1,553	–0	–	–0	–	–0	–	1,553
Royal Bank of Scotland PLC	19,424	–0	–	–0	–	–0	–	19,424
Standard Chartered Bank	27,761	(863)		–0	–	–0	–	26,898
State Street Bank & Trust Co.	152,358	(123,793)		–0	–	–0	–	28,565
UBS AG	10,422	(2,431)		–0	–	–0	–	7,991

Total	$415,507	$(205,378)		$–0	–	$–0	–	$210,129	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged		Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$25,831	$–0	–	$(25,831)		$–0	–	$–0	–

Total	$25,831	$–0	–	$(25,831)		$–0	–	$–0	–

OTC Derivatives:
Bank of America, NA	$33,404	$(33,404)		$–0	–	$–0	–	$–0	–
Barclays Bank PLC	821	(821)		–0	–	–0	–	–0	–
BNP Paribas SA	2,236	(2,236)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA	13,438	(13,438)		–0	–	–0	–	–0	–
HSBC Bank USA	32,585	(7,039)		–0	–	–0	–	25,546
JPMorgan Chase Bank/JPMorgan Chase Bank, NA	88,555	(21,353)		–0	–	–0	–	67,202
Standard Chartered Bank	863	(863)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	123,793	(123,793)		–0	–	–0	–	–0	–
UBS AG	2,431	(2,431)		–0	–	–0	–	–0	–

Total	$298,126	$(205,378)		$–0	–	$–0	–	$92,748	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at December 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended December 31, 2015, the Portfolio earned drop income of $404,781 which is included in interest income in the accompanying statement of operations.

4. Short Sales

The Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of settlement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Portfolio is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Portfolio. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

AB Variable Products Series Fund

At December 31, 2015, the Portfolio had securities on loan with a value of $3,270,915 and had received cash collateral which has been invested into AB Exchange Reserves of $3,437,733. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $95,526 and $4,021 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)
$3,292	$43,951	$43,805	$3,438

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Class A
Shares sold	104,328	33,121	$1,236,369	$438,040
Shares issued in reinvestment of dividends and distributions	353,474	571,624	3,948,315	6,836,617
Shares redeemed	(449,647)	(564,980)	(5,329,791)	(7,527,554)

Net increase (decrease)	8,155	39,765	$(145,107)	$(252,897)

Class B
Shares sold	2,141,298	2,052,551	$25,514,009	$26,889,806
Shares issued in reinvestment of dividends	3,176,558	5,089,954	35,164,500	60,366,861
Shares redeemed	(5,149,363)	(5,629,147)	(60,161,858)	(73,409,364)

Net increase	168,493	1,513,358	$516,651	$13,847,303

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Allocation Risk—The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Real Estate Risk—The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$9,440,355	$12,624,188
Net long-term capital gains	29,672,461	54,579,292

Total taxable distributions paid	$39,112,816	$67,203,480

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,755,908
Undistributed capital gains	21,059,867
Accumulated capital and other losses	(10,640	)(a)
Unrealized appreciation/(depreciation)	21,719,977	(b)

Total accumulated earnings/(deficit)	$48,525,112

(a)	As of December 31, 2015, the Portfolio had cumulative deferred losses on straddles of $10,640.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, partnerships, passive foreign investment companies (PFICs) and Treasury inflation-protected securities, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of corporate restructurings.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2015, the Portfolio did not have any capital loss carryforwards.

AB Variable Products Series Fund

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and swap clearing fees, foreign currency reclassifications, a dividend redesignation, the tax treatment of partnerships and passive foreign investment companies (PFICs), paydown gain/loss reclassification and the tax treatment of corporate restructurings resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.16	$13.77	$12.12	$10.90	$11.48

Income From Investment Operations
Net investment income (a)	.20	.26	.23	.22	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.02	†	.71	1.74	1.25	(.53)
Contributions from Affiliates	–0	–	.00	(b)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.22	.97	1.97	1.47	(.30)

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.39)	(.32)	(.25)	(.28)
Distributions from net realized gain on investment transactions	(1.12)	(2.19)	–0	–	–0	–	–0	–

Total dividends and distributions	(1.39)	(2.58)	(.32)	(.25)	(.28)

Net asset value, end of period	$10.99	$12.16	$13.77	$12.12	$10.90

Total Return
Total investment return based on net asset value (c)	1.65	%*	7.37	%*	16.49%	13.63%	(2.81	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,409	$36,882	$41,222	$41,801	$55,395
Ratio to average net assets of:
Expenses	.70%	.71%	.65%	.65%	.66%
Net investment income	1.71%	1.96%	1.76%	1.91%	2.03%
Portfolio turnover rate**	132%	114%	117%	90%	94%

See footnote summary on page 51.

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.05	$13.65	$12.01	$10.80	$11.38

Income From Investment Operations
Net investment income (a)	.17	.22	.19	.19	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.01	†	.71	1.74	1.24	(.53)
Contributions from Affiliates	–0	–	.00	(b)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.18	.93	1.93	1.43	(.33)

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.34)	(.29)	(.22)	(.25)
Distributions from net realized gain on investment and foreign currency transactions	(1.12)	(2.19)	–0	–	–0	–	–0	–

Total dividends and distributions	(1.36)	(2.53)	(.29)	(.22)	(.25)

Net asset value, end of period	$10.87	$12.05	$13.65	$12.01	$10.80

Total Return
Total investment return based on net asset value (c)	1.29	%*	7.11	%*	16.27%	13.38%	(3.06	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$298,233	$328,363	$351,355	$508,141	$483,047
Ratio to average net assets of:
Expenses	.95%	.96%	.90%	.90%	.91%
Net investment income	1.46%	1.71%	1.49%	1.67%	1.78%
Portfolio turnover rate**	132%	114%	117%	90%	94%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2015, December 31, 2014 and December 31, 2011 by 0.03%, 0.01%, and 0.02%, respectively.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Balanced Wealth Strategy Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Balanced Wealth Strategy Portfolio (the “Fund”) (formerly AllianceBernstein Balanced Wealth Strategy Portfolio), one of the series constituting AB Variable Products Series Fund, Inc. (formerly AllianceBernstein Variable Products Series Fund, Inc.), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Balanced Wealth Strategy Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2016

2015 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2015. For corporate shareholders, 20.87% of dividends paid qualify for the dividends received deduction.

BALANCED WEALTH
STRATEGY PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
William H. Foulk, Jr.(1)	Earl D. Weiner(1)
D. James Guzy(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Christopher H. Nikolich(2), Vice President Vadim Zlotnikov(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Multi-Asset Solutions Team, comprised of senior portfolio managers. Significant day-to-day responsibilities for coordinating the Portfolio’s investments reside with Messrs. Loewy, Nikolich, and Zlotnikov.

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	110	None

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (1990)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Christopher H. Nikolich 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Vadim Zlotnikov 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of the ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Balanced Wealth Strategy Portfolio (the “Portfolio”) at a meeting held on August 4-5, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the August 2015 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s (S&P) 500 Index, the Barclays U.S. Aggregate Bond Index and the Portfolio’s blended benchmark (60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index), in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2015 and (in the case of comparisons with the indices) the since inception period (July 2004 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods, in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period, and in the 4th quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio outperformed the Barclays U.S. Aggregate Bond Index in all periods. It lagged the S&P 500 Index in all periods and its blended benchmark in all periods except the 3-year period. Based on their review, the directors concluded that the Portfolio’s recent performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 1.3 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser pursuant to the Advisory Agreement was more than the Expense Group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which invest in equity and debt securities. The directors also noted that the Adviser advises a portfolio of another AB Fund with a similar investment style for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the Portfolio’s investment classification/objective. The

AB Variable Products Series Fund

Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was higher than the Expense Group median and more than the Expense Universe median. After discussing with the Adviser the reasons for the Portfolio’s expense ratio, the directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB Balanced Wealth Strategy Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

1	The information in the fee evaluation was completed on July 23, 2015 and discussed with the Board of Directors on August 4-6, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AB Variable Products Series Fund

Portfolio	Net Assets 06/30/15 ($MM)	Advisory Fee Based on % of Average Daily Net Assets	Category
Balanced Wealth Strategy Portfolio	$359.4	0.55% on 1st $2.5 billion	Balanced
		0.45% on next $2.5 billion
		0.40% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $49,439 (0.013% of the Portfolio’s average daily net assets) for providing such services.

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The agreement for such reimbursement is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. All share classes of the Portfolio were operating below their expense caps during the most recently completed fiscal year. Accordingly, the expense limitation was of no effect. Set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/14)	Fiscal Year End
Balanced Wealth Strategy Portfolio	Class A 0.75%	0.71%	December 31
	Class B 1.00%	0.96%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.5 However, the Adviser represented that there is no category in the Form ADV for institutional products that has a similar investment style as the Portfolio.6

The Adviser manages The AB Portfolios—Balanced Wealth Strategy (“TAP—Balanced Wealth Strategy”), a retail mutual fund which has a substantially similar investment style as the Portfolio.7 The Adviser also manages AB Global Risk Allocation Fund, Inc. (“Global Risk Allocation Fund, Inc.”), a retail mutual fund in the Balanced category. The advisory fee schedules of TAP—Balanced Wealth Strategy and Global Risk Allocation Fund, Inc. are shown in the table below.

Portfolio	AB Mutual Fund	Fee Schedule
Balanced Wealth Strategy Portfolio	TAP—Balanced Wealth Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

	Global Risk Allocation Fund, Inc.[8]	0.60% on first $200 million 0.50% on next $200 million 0.40% on the balance

The AB Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services, but not for distribution services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Balanced Wealth Strategy Portfolio	Alliance Global Balance (Neutral)[9]	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser does manage two Collective Investment Trusts (“CIT”), AB Balanced 60/40 CIT and AB Balanced 50/50 CIT, that have a somewhat similar investment strategy as Balanced Wealth Strategy Portfolio. However, the Adviser has represented that are no advisory fees charged directly to these CITs. These CITs are among the underlying investments of the Lifetime Income Strategies, which are annuity contracts sold by insurance companies. The Adviser receives a fee for providing asset allocation and administrative services to the Lifetime Income Strategies.

7	The AB Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AB Mutual Fund.

8	AB Global Risk Allocation Fund, Inc. was previously known as AB Balanced Shares, Inc. and had a different investment strategy that was then similar to Balanced Wealth Strategy Portfolio. The retail mutual fund’s advisory fee schedule does not follow the NYAG related categories since the fund’s advisory fee schedule has lower breakpoints than the NYAG related categories. Although AB Global Risk Allocation Fund, Inc. no longer has a similar investment strategy as Balanced Wealth Strategy Portfolio, the retail mutual fund’s investment advisory fee schedule is shown above for informational purposes.

9	This ITM is privately placed or institutional.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.”Jones v. Harris at 1429.

AB Variable Products Series Fund

analysis included the Portfolio’s contractual management fee11 estimated at the approximate current asset level of the Portfolio to the median of the Portfolio’s Lipper Expense Group (“EG”) .12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[13]	Lipper EG Median (%)	Lipper EG Rank
Balanced Wealth Strategy Portfolio	0.550	0.550	5/11

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.14

Portfolio	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Balanced Wealth Strategy Portfolio	0.709	0.668	9/11	0.692	15/26

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. In addition, there are limitations in Lipper’s expense category data because different funds categorize expenses differently.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year Class A total expense ratio.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments and commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AB Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2014, ABI received $852,412 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $1,798,984 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AB Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of approximately $1,385 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

16	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2014.

AB Variable Products Series Fund

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $485 billion as of June 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year net performance returns and rankings20 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended May 31, 2015.22

Portfolio	Portfolio Return (%)	Lipper PG Median (%)	Lipper PU Median (%)	Lipper PG Rank	Lipper PU Rank
Balanced Wealth Strategy Portfolio
1 year	6.93	6.74	6.77	4/11	9/26
3 year	12.92	11.98	11.62	3/11	6/25
5 year	10.25	10.67	10.25	7/10	12/23
10 year	6.09	6.24	6.55	6/9	14/19

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolio shown were provided by Lipper.

21	The Portfolio’s PG/PU is identical to the Portfolio’s EG/EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Set forth below are the 1, 3, 5 and 10 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark for the periods ended May 31, 2015.23

	Periods Ending May 31, 2015 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Balanced Wealth Strategy Portfolio	6.93	12.92	10.25	6.09	6.17
60% S&P 500 / 40% Barclays U.S. Aggregate Index	8.34	12.49	11.55	7.00	7.20
S&P 500 Index	11.81	19.67	16.54	8.12	8.08
Barclays US Aggregate Index	3.03	2.21	3.90	4.61	4.75
Inception Date: July 1, 2004

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 28, 2015

23	The performance returns shown in the table are for the Class A shares of the Portfolio. The performance returns for the Portfolio and the benchmark were provided by the Adviser.

VPS-BW-0151-1215

DEC    12.31.15

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	DYNAMIC ASSET ALLOCATION PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION
PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2016

The following is an update of AB Variable Products Series Fund—Dynamic Asset Allocation Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2015. Effective May 1, 2015, the AllianceBernstein Variable Products Series Fund’s name changed to AB Variable Products Series Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with AllianceBernstein L.P.’s (the “Adviser’s”) determination of reasonable risk. The Portfolio invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds (“ETFs”) and other financial instruments, and expects to enter into derivatives transactions, such as options, futures contracts, forwards, and swaps to achieve market exposure. The Portfolio’s neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities and inflation-indexed securities. The Portfolio may invest in US, non-US and emerging market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio’s asset allocation and may make frequent adjustments to the Portfolio’s exposures to different asset classes. Using its proprietary Dynamic Asset Allocation (“DAA”) techniques, the Adviser will adjust the Portfolio’s exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser’s assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio’s equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio’s equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio’s fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio’s overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the Portfolio’s market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the Portfolio’s exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives as one of the primary tools for adjusting the Portfolio’s exposure levels from its neutral weighting. The Adviser also expects to use direct investments and ETFs to adjust the Portfolio’s exposure levels. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives and ETFs in making its assessment of the Portfolio’s risks.

Currency exchange rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-US dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset allocation decision making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio’s investments. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, its secondary benchmark, the Barclays US Treasury Index, and its blended benchmark, a 60%/40% blend of the MSCI World Index and the Barclays US Treasury Index, respectively, for the one-year period ended December 31, 2015 and since the Portfolio’s inception on April 1, 2011.

All share classes of the Portfolio underperformed the primary, secondary and blended benchmarks for the

1

AB Variable Products Series Fund

annual period. As a long-term strategic matter, the Portfolio is underweight US and international equities in favor of real estate investment trust (“REIT”) and emerging equity holdings. The Portfolio’s underweight to US equities and allocations to emerging market equities and REITs detracted. Meanwhile, the DAA Team (the “Team”) made allocation shifts to the Portfolio as the year progressed. At the start of the period, the Portfolio was overweight in risk assets, with global equity and global REIT holdings totaling over 60% of the Portfolio. Mid-year, the overweight was moved to neutral, then moved to an underweight in August, which held through the end of the period. In the first half of the period, the decision to be overweight equity was rewarded, while the underweight to equity detracted at the end of the period. Over the period, the Portfolio carried an overweight to Japanese equities, which contributed to performance. An underweight to emerging-market equities over the period added to performance. Overall, DAA reduced the volatility of the Portfolio while slightly costing returns.

The Portfolio utilized derivatives including forwards, total return swaps, credit default swaps and purchased options for hedging and investment purposes, which detracted from absolute performance for the period; and futures and written options for hedging and investment purposes, which added to returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Global stocks finished the period essentially flat amidst heightened volatility. Outcomes varied significantly by region, with US equities advancing modestly and emerging-market equities trailing significantly. Currency movements also played a role, as a strong US dollar dampened returns for US dollar-based investors. The first half of the period was positive for global equities, though there were some tough patches around weakening Chinese growth and a potential Greek default. The second half of the period was marked by increasing volatility, mainly driven by China’s woes. An unexpected devaluation of China’s currency prompted a steep global pullback and fears of a global economic slowdown lingered through year end. The ongoing slump in commodities and oil also unsettled investors.

In the first half of 2015, the Fund was overweight risk assets, supported by the view of the Team that easy money policies of central banks would continue to provide liquidity to markets, creating conditions with low interest rates and where equity volatility was also likely to remain low. At the same time, strong corporate balance sheets and earnings trends offset slightly elevated equity valuations. The Portfolio maintained a regional bias towards developed international equity markets—particularly in Europe and Japan—as a result of more favorable valuations. The Team took the Portfolio’s risk asset overweight to neutral in June due to diminished return potential before moving to an underweight as risk rose in August. The Portfolio maintained more diversity than the benchmark with allocations to REITs, emerging-market equities, international bonds and inflation-linked bonds. The Portfolio held a modest amount of cash at times to further reduce the Portfolio’s duration.

2

DYNAMIC ASSET ALLOCATION PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The unmanaged MSCI World Index and the unmanaged Barclays US Treasury Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Barclays US Treasury Index represents the performance of US Treasuries within the US government fixed-income market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of the Portfolio’s investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-US) Risk: The Portfolio’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk: ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

DYNAMIC ASSET ALLOCATION PORTFOLIO
DISCLOSURES AND RISKS
(continued from previous page)	AB Variable Products Series Fund

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts (“REITs”) may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

DYNAMIC ASSET ALLOCATION PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2015 (unaudited)	1 Year	Since Inception*
Dynamic Asset Allocation Portfolio Class A	-1.09%	4.35%
Dynamic Asset Allocation Portfolio Class B	-1.30%	4.11%
Primary Benchmark: MSCI World Index	-0.87%	6.83%
Secondary Benchmark: Barclays US Treasury Index	0.84%	3.10%
Blended Benchmark: 60% MSCI World Index / 40% Barclays US Treasury Index	0.08%	5.59%
* Inception date: 4/1/2011.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.87% and 1.12% for Class A and Class B, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85% and 1.10% for Class A and Class B, respectively. These waivers/reimbursements may not be terminated before May 1, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

DYNAMIC ASSET ALLOCATION PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

4/1/11* – 12/31/15 (unaudited)

*	Inception date: 4/1/2011.

This chart illustrates the total value of an assumed $10,000 investment in Dynamic Asset Allocation Portfolio Class A shares (from 4/1/2011* to 12/31/15) as compared to the performance of the primary, secondary and blended benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

DYNAMIC ASSET ALLOCATION PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$970.10	$4.12	0.83%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.02	$4.23	0.83%

Class B
Actual	$1,000	$968.70	$5.36	1.08%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.76	$5.50	1.08%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2015 (unaudited)	AB Variable Products Series Fund

DESCRIPTION	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$94,163,798	18.4%
Inflation-Linked Securities	33,115,095	6.5
SPDR S&P 500 ETF Trust	19,616,665	3.8
Vanguard REIT ETF	15,791,084	3.1
iShares Core MSCI Emerging Markets ETF JDR	10,535,171	2.1
iShares MSCI EAFE ETF	5,514,334	1.1
iShares International Developed Real Estate ETF	5,080,675	1.0
Apple, Inc.	2,295,194	0.5
Alphabet, Inc.—Class A & Class C	1,754,312	0.3
Microsoft Corp.	1,712,668	0.3

	$189,578,996	37.1%

PORTFOLIO BREAKDOWN†

December 31, 2015 (unaudited)

ASSET CLASSES	CURRENT ALLOCATION
Equities
U.S. Large Cap	22.4%
International Large Cap	22.5
U.S. Mid-Cap	2.0
U.S. Small-Cap	2.0
Emerging Market Equities	5.4
Real Estate Equities	4.1

Sub-total	58.4

Fixed Income
U.S. Bonds	31.8
TIPS	6.5

Sub-total	38.3
Opportunistic Assets
High Yield	3.3

Total	100.0%

SECURITY TYPE BREAKDOWN‡

December 31, 2015 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$143,870,054	28.4%
Governments—Treasuries	94,163,798	18.6
Investment Companies	57,467,530	11.4
Inflation-Linked Securities	33,115,095	6.6
Short-Term Investments	177,148,802	35.0

Total Investments	$505,765,279	100.0%

*	Long-term investments.

†	All data are as of December 31, 2015. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

‡	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

7

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2015	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–28.1%

FINANCIALS–5.9%
BANKS–2.6%
Aozora Bank Ltd.	6,000	$20,939
Australia & New Zealand Banking Group Ltd.	16,735	337,709
Banca Monte dei Paschi di Siena SpA(a)	15,452	20,456
Banco Bilbao Vizcaya Argentaria SA	38,399	280,573
Banco Comercial Portugues SA(a)	230,718	12,226
Banco de Sabadell SA	29,722	52,676
Banco Espirito Santo SA (REG)(a)(b)(c)	10,016	–0	–^
Banco Popular Espanol SA	10,844	35,730
Banco Santander SA	87,371	429,810
Bank Hapoalim BM	4,812	24,840
Bank Leumi Le-Israel BM(a)	12,645	43,844
Bank of America Corp.	40,395	679,848
Bank of East Asia Ltd. (The)	9,600	35,611
Bank of Ireland(a)	199,710	73,125
Bank of Kyoto Ltd. (The)	2,000	18,547
Bank of Queensland Ltd.	3,683	37,153
Bank of Yokohama Ltd. (The)	5,000	30,648
Bankia SA	22,531	26,220
Bankinter SA	4,951	35,109
Barclays PLC	99,698	320,905
BB&T Corp.	3,000	113,430
Bendigo & Adelaide Bank Ltd.	3,446	29,807
BNP Paribas SA	6,431	363,849
BOC Hong Kong Holdings Ltd.	22,500	68,324
CaixaBank SA	13,908	48,408
Chiba Bank Ltd. (The)	3,000	21,289
Citigroup, Inc.	11,629	601,801
Comerica, Inc.	650	27,189
Commerzbank AG(a)	6,474	66,802
Commonwealth Bank of Australia	10,271	634,999
Credit Agricole SA	6,256	73,722
Danske Bank A/S	3,980	106,792
DBS Group Holdings Ltd.	10,000	117,195
DNB ASA	5,944	73,237
Erste Group Bank AG(a)	1,696	53,068
Fifth Third Bancorp	3,090	62,109
Fukuoka Financial Group, Inc.	4,000	19,834
Gunma Bank Ltd. (The)	4,000	23,257
Hachijuni Bank Ltd. (The)	4,000	24,480
Hang Seng Bank Ltd.	4,600	87,599
Hiroshima Bank Ltd. (The)	5,000	28,419
HSBC Holdings PLC	118,577	936,072
Huntington Bancshares, Inc./OH	3,065	33,899
ING Groep NV	22,105	299,081
Intesa Sanpaolo SpA	70,654	234,642
Iyo Bank Ltd. (The)	2,000	19,431
Japan Post Bank Co., Ltd.(a)	2,000	29,119
Joyo Bank Ltd. (The)	3,000	14,187
JPMorgan Chase & Co.	14,265	941,918

KBC Groep NV	1,520	$95,040
KeyCorp	3,225	42,538
Lloyds Banking Group PLC	346,648	372,991
M&T Bank Corp.	515	62,408
Mitsubishi UFJ Financial Group, Inc.	77,400	479,435
Mizrahi Tefahot Bank Ltd.	973	11,621
Mizuho Financial Group, Inc.	140,100	280,200
National Australia Bank Ltd.	15,512	338,500
Natixis SA	9,006	50,948
Nordea Bank AB	18,440	202,319
Oversea-Chinese Banking Corp., Ltd.	18,000	111,284
People’s United Financial, Inc.(d)	1,165	18,815
PNC Financial Services Group, Inc. (The)	1,980	188,714
Raiffeisen Bank International AG(a)	718	10,522
Regions Financial Corp.	5,075	48,720
Resona Holdings, Inc.	13,400	65,074
Royal Bank of Scotland Group PLC(a)	21,047	93,555
Seven Bank Ltd.	5,324	23,348
Shinsei Bank Ltd.	12,000	22,083
Shizuoka Bank Ltd. (The)	4,000	38,792
Skandinaviska Enskilda Banken AB–Class A	9,222	96,983
Societe Generale SA	4,399	202,715
Standard Chartered PLC	20,008	166,009
Sumitomo Mitsui Financial Group, Inc.	7,700	290,606
Sumitomo Mitsui Trust Holdings, Inc.	20,000	75,747
SunTrust Banks, Inc.	1,990	85,252
Suruga Bank Ltd.	1,000	20,609
Svenska Handelsbanken AB–Class A	6,684	88,773
Swedbank AB–Class A	4,044	89,063
UniCredit SpA	26,697	147,599
Unione di Banche Italiane SpA	5,202	34,757
United Overseas Bank Ltd.	8,000	110,294
US Bancorp	6,365	271,595
Wells Fargo & Co.	18,025	979,839
Westpac Banking Corp.	19,696	477,426
Zions Bancorporation	780	21,294

		13,385,396

CAPITAL MARKETS–0.6%
3i Group PLC	7,720	54,687
Aberdeen Asset Management PLC	5,585	23,799
Affiliated Managers Group, Inc.(a)	207	33,070
Ameriprise Financial, Inc.	695	73,962
Bank of New York Mellon Corp. (The)	4,265	175,803
BlackRock, Inc.–Class A	527	179,454

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Charles Schwab Corp. (The)	4,590	$151,149
Credit Suisse Group AG (REG)(a)	10,695	230,391
Daiwa Securities Group, Inc.	10,000	61,137
Deutsche Bank AG (REG)	8,374	203,360
E*TRADE Financial Corp.(a)	1,120	33,197
Franklin Resources, Inc.	1,470	54,125
Goldman Sachs Group, Inc. (The)	1,588	286,205
Hargreaves Lansdown PLC	1,481	32,879
ICAP PLC	4,211	31,608
Invesco Ltd.	1,630	54,572
Investec PLC	2,464	17,374
Julius Baer Group Ltd.(a)	1,220	59,020
Legg Mason, Inc.	410	16,084
Macquarie Group Ltd.	1,755	104,989
Mediobanca SpA	12,965	124,283
Morgan Stanley	5,870	186,725
Nomura Holdings, Inc.	22,000	122,541
Northern Trust Corp.	860	61,997
Partners Group Holding AG	158	56,822
Schroders PLC	729	31,930
State Street Corp.	1,585	105,181
T Rowe Price Group, Inc.	975	69,703
UBS Group AG	22,171	430,106

		3,066,153

CONSUMER FINANCE–0.1%
Acom Co., Ltd.(a)	6,200	29,196
AEON Financial Service Co., Ltd.	800	17,871
American Express Co.	3,310	230,211
Capital One Financial Corp.	2,113	152,516
Credit Saison Co., Ltd.	700	13,792
Discover Financial Services	1,660	89,009
Navient Corp.	1,400	16,030
Provident Financial PLC	891	44,178
Synchrony Financial(a)	3,218	97,859

		690,662

DIVERSIFIED FINANCIAL SERVICES–0.5%
ASX Ltd.	1,453	44,702
Berkshire Hathaway, Inc.–Class B(a)	7,244	956,498
Challenger Ltd./Australia	4,156	26,193
CME Group, Inc./IL–Class A	1,300	117,780
Deutsche Boerse AG	1,511	132,819
Eurazeo SA	1,243	85,728
EXOR SpA	1,279	58,050
Groupe Bruxelles Lambert SA	360	30,804
Hong Kong Exchanges and Clearing Ltd.	6,700	170,681
Industrivarden AB–Class C	996	17,040
Intercontinental Exchange, Inc.	466	119,417
Investment AB Kinnevik–Class B	2,015	62,065
Investor AB–Class B	1,705	62,659
Japan Exchange Group, Inc.	3,100	48,458
Leucadia National Corp.	1,255	21,824

London Stock Exchange Group PLC	1,899	$76,830
McGraw Hill Financial, Inc.	1,060	104,495
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,500	18,012
Moody’s Corp.	695	69,736
Nasdaq, Inc.	460	26,758
ORIX Corp.	8,040	112,789
Pargesa Holding SA	255	16,110
Singapore Exchange Ltd.	10,000	54,084
Wendel SA	398	47,332

		2,480,864

INSURANCE–1.2%
ACE Ltd.	1,235	144,310
Admiral Group PLC	819	20,013
Aegon NV	27,440	155,186
Aflac, Inc.	1,655	99,135
Ageas	1,646	76,397
AIA Group Ltd.	73,125	436,928
Allianz SE (REG)	2,771	488,466
Allstate Corp. (The)	1,550	96,240
American International Group, Inc.	5,002	309,974
AMP Ltd.	17,956	75,657
Aon PLC	1,065	98,204
Assicurazioni Generali SpA	5,214	95,243
Assurant, Inc.	260	20,940
Aviva PLC	24,265	184,183
Baloise Holding AG (REG)	277	35,107
Chubb Corp. (The)	910	120,702
Cincinnati Financial Corp.	560	33,135
CNP Assurances	4,544	61,296
Dai-ichi Life Insurance Co., Ltd. (The)	6,545	108,894
Direct Line Insurance Group PLC	9,978	59,809
Gjensidige Forsikring ASA	1,333	21,335
Hannover Rueck SE (REG)	377	43,049
Hartford Financial Services Group, Inc. (The)	1,575	68,450
Insurance Australia Group Ltd.	10,333	41,497
Japan Post Holdings Co., Ltd.(a)	3,000	46,549
Legal & General Group PLC	36,049	142,246
Lincoln National Corp.	940	47,244
Loews Corp.	1,090	41,856
Mapfre SA	10,570	26,458
Marsh & McLennan Cos., Inc.	2,040	113,118
Medibank Pvt Ltd.	33,575	52,354
MetLife, Inc.	4,320	208,267
MS&AD Insurance Group Holdings, Inc.	3,100	90,907
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	1,050	209,199
Old Mutual PLC	29,782	78,346
Principal Financial Group, Inc.	1,040	46,779
Progressive Corp. (The)	2,245	71,391
Prudential Financial, Inc.	1,765	143,689

9

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Prudential PLC	15,581	$351,032
QBE Insurance Group Ltd.	8,147	74,098
RSA Insurance Group PLC	7,994	50,173
Sampo Oyj–Class A	2,714	137,823
SCOR SE	1,611	60,280
Sompo Japan Nipponkoa Holdings, Inc.	2,000	65,669
Sony Financial Holdings, Inc.	875	15,651
St James’s Place PLC	3,195	47,355
Standard Life PLC	11,878	68,019
Suncorp Group Ltd.	7,811	68,581
Swiss Life Holding AG(a)	249	67,068
Swiss Re AG	2,138	208,811
T&D Holdings, Inc.	2,600	34,303
Tokio Marine Holdings, Inc.	4,200	162,223
Torchmark Corp.	452	25,836
Travelers Cos., Inc. (The)	1,230	138,818
Tryg A/S	795	15,798
UnipolSai SpA	4,035	10,265
Unum Group	920	30,627
XL Group PLC	1,160	45,449
Zurich Insurance Group AG(a)	907	233,008

		6,123,440

REAL ESTATE INVESTMENT TRUSTS (REITs)–0.6%
American Tower Corp.	1,615	156,574
Apartment Investment & Management Co.–Class A	575	23,017
AvalonBay Communities, Inc.	545	100,351
Boston Properties, Inc.	600	76,524
British Land Co. PLC (The)	5,864	67,852
CapitaLand Mall Trust	14,000	18,996
Crown Castle International Corp.	1,270	109,792
Dexus Property Group	3,880	21,046
Equinix, Inc.	220	66,528
Equity Residential	1,390	113,410
Essex Property Trust, Inc.	278	66,556
Fonciere Des Regions	933	83,449
Gecina SA	253	30,758
General Growth Properties, Inc.	2,244	61,059
Goodman Group(d)	10,596	48,015
GPT Group (The)	6,698	23,196
Hammerson PLC	4,761	42,089
HCP, Inc.	1,780	68,067
Host Hotels & Resorts, Inc.	2,900	44,486
ICADE	449	30,137
Intu Properties PLC	5,825	27,214
Iron Mountain, Inc.	708	19,123
Japan Prime Realty Investment Corp.	7	23,904
Japan Real Estate Investment Corp.	8	38,822
Japan Retail Fund Investment Corp.	15	28,858
Kimco Realty Corp.	1,580	41,807
Klepierre	1,311	58,274
Land Securities Group PLC	4,798	83,173

Link REIT	10,500	$62,802
Macerich Co. (The)	510	41,152
Mirvac Group	40,488	57,960
Nippon Building Fund, Inc.	9	43,007
Nippon Prologis REIT, Inc.	5	9,045
Plum Creek Timber Co., Inc.	630	30,064
Prologis, Inc.	2,020	86,698
Public Storage	580	143,666
Realty Income Corp.	908	46,880
Scentre Group	33,577	101,844
Segro PLC	3,337	21,118
Simon Property Group, Inc.	1,216	236,439
SL Green Realty Corp.	376	42,480
Stockland(d)	14,259	42,328
Unibail-Rodamco SE	613	155,660
United Urban Investment Corp.	12	16,291
Ventas, Inc.	1,291	72,851
Vicinity Centres	20,397	41,379
Vornado Realty Trust	685	68,473
Welltower, Inc.	1,375	93,541
Westfield Corp.	9,308	64,038
Weyerhaeuser Co.	1,940	58,161

		3,108,954

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.3%
Aeon Mall Co., Ltd.	1,700	29,159
CapitaLand Ltd.	35,000	82,267
CBRE Group, Inc.–Class A(a)	1,115	38,557
Cheung Kong Property Holdings Ltd.	14,840	96,666
City Developments Ltd.	3,000	16,139
Daito Trust Construction Co., Ltd.	400	46,204
Daiwa House Industry Co., Ltd.	4,000	114,985
Deutsche Wohnen AG	1,334	36,887
Global Logistic Properties Ltd.	30,422	45,942
Hang Lung Properties Ltd.	14,000	31,722
Henderson Land Development Co., Ltd.	5,324	32,476
Hulic Co., Ltd.	2,197	19,291
Kerry Properties Ltd.	8,500	23,186
LendLease Group	3,450	35,596
Mitsubishi Estate Co., Ltd.	8,000	166,347
Mitsui Fudosan Co., Ltd.	6,000	150,587
New World Development Co., Ltd.	22,000	21,631
Nomura Real Estate Holdings, Inc.	800	14,842
NTT Urban Development Corp.	1,600	15,373
Sino Land Co., Ltd.	16,000	23,349
Sumitomo Realty & Development Co., Ltd.	2,000	57,085
Sun Hung Kai Properties Ltd.	10,000	120,388
Swire Pacific Ltd.–Class A	2,000	22,430
Swire Properties Ltd.	25,389	72,839
Tokyo Tatemono Co., Ltd.	1,500	16,326

10

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Tokyu Fudosan Holdings Corp.	2,000	$12,536
Vonovia SE	2,725	84,184
Wharf Holdings Ltd. (The)	13,000	71,925
Wheelock & Co., Ltd.	6,000	25,293

		1,524,212

		30,379,681

HEALTH CARE–3.8%
BIOTECHNOLOGY–0.6%
AbbVie, Inc.	6,366	377,122
Actelion Ltd. (REG)(a)	608	84,478
Alexion Pharmaceuticals, Inc.(a)	880	167,860
Amgen, Inc.	2,953	479,361
Baxalta, Inc.	2,080	81,182
Biogen, Inc.(a)	915	280,310
Celgene Corp.(a)	3,080	368,861
CSL Ltd.	2,881	219,646
Gilead Sciences, Inc.	5,680	574,759
Grifols SA	757	34,990
Regeneron Pharmaceuticals, Inc.(a)	340	184,576
Vertex Pharmaceuticals, Inc.(a)	957	120,419

		2,973,564

HEALTH CARE EQUIPMENT & SUPPLIES–0.4%
Abbott Laboratories	5,715	256,661
Baxter International, Inc.	2,080	79,352
Becton Dickinson and Co.	837	128,973
Boston Scientific Corp.(a)	5,160	95,150
Coloplast A/S–Class B	496	40,046
CR Bard, Inc.	315	59,674
DENTSPLY International, Inc.	530	32,251
Edwards Lifesciences Corp.(a)	890	70,292
Essilor International SA	1,241	154,673
Getinge AB–Class B	2,013	52,731
Hoya Corp.	2,600	106,321
Intuitive Surgical, Inc.(a)	155	84,655
Medtronic PLC	5,459	419,906
Olympus Corp.	1,500	59,053
Smith & Nephew PLC	5,421	96,613
Sonova Holding AG (REG)	351	44,596
St Jude Medical, Inc.	1,065	65,785
Stryker Corp.	1,225	113,851
Sysmex Corp.	700	44,901
Terumo Corp.	1,800	55,788
Varian Medical Systems, Inc.(a)	395	31,916
William Demant Holding A/S(a)	81	7,716
Zimmer Biomet Holdings, Inc.	685	70,274

		2,171,178

HEALTH CARE PROVIDERS & SERVICES–0.5%
Aetna, Inc.	1,367	147,800
Alfresa Holdings Corp.	800	15,800
AmerisourceBergen Corp.–Class A	785	81,412
Anthem, Inc.	1,000	139,440
Cardinal Health, Inc.	1,245	111,141

Cigna Corp.	1,015	$148,525
DaVita HealthCare Partners, Inc.(a)	650	45,312
Express Scripts Holding Co.(a)	2,589	226,305
Fresenius Medical Care AG & Co. KGaA	1,318	110,758
Fresenius SE & Co. KGaA	2,298	163,692
HCA Holdings, Inc.(a)	1,250	84,538
Healthscope Ltd.	13,458	25,934
Henry Schein, Inc.(a)	320	50,621
Humana, Inc.	565	100,858
Laboratory Corp. of America Holdings(a)	375	46,365
McKesson Corp.	915	180,465
Medipal Holdings Corp.	1,500	25,566
Patterson Cos., Inc.	310	14,015
Quest Diagnostics, Inc.	550	39,127
Ramsay Health Care Ltd.	1,156	56,843
Ryman Healthcare Ltd.	3,027	17,567
Sonic Healthcare Ltd.	1,715	22,204
Suzuken Co., Ltd./Aichi Japan	600	22,801
Tenet Healthcare Corp.(a)	343	10,393
UnitedHealth Group, Inc.	3,685	433,503
Universal Health Services, Inc.–Class B	350	41,822

		2,362,807

HEALTH CARE TECHNOLOGY–0.0%
Cerner Corp.(a)	1,180	71,001
M3, Inc.	1,200	24,881

		95,882

LIFE SCIENCES TOOLS & SERVICES–0.1%
Agilent Technologies, Inc.	1,245	52,053
Illumina, Inc.(a)	561	107,681
Lonza Group AG (REG)(a)	385	62,614
PerkinElmer, Inc.	405	21,696
QIAGEN NV(a)	1,320	35,778
Thermo Fisher Scientific, Inc.	1,535	217,740
Waters Corp.(a)	345	46,430

		543,992

PHARMACEUTICALS–2.2%
Allergan PLC(a)	1,546	483,125
Astellas Pharma, Inc.	13,000	185,065
AstraZeneca PLC	7,665	517,750
Bayer AG	5,020	626,949
Bristol-Myers Squibb Co.	6,415	441,288
Chugai Pharmaceutical Co., Ltd.	1,000	34,857
Daiichi Sankyo Co., Ltd.	3,900	80,495
Eisai Co., Ltd.	1,500	99,226
Eli Lilly & Co.	3,765	317,239
Endo International PLC(a)	783	47,935
GlaxoSmithKline PLC	29,442	594,606
Hisamitsu Pharmaceutical Co., Inc.	300	12,595
Johnson & Johnson	10,705	1,099,618

11

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Kyowa Hakko Kirin Co., Ltd.	1,000	$15,735
Mallinckrodt PLC(a)	424	31,643
Merck & Co., Inc.	10,855	573,361
Merck KGaA	785	76,004
Mitsubishi Tanabe Pharma Corp.	1,000	17,229
Mylan NV(a)	1,405	75,968
Novartis AG (REG)	13,965	1,201,259
Novo Nordisk A/S–Class B	12,184	705,432
Ono Pharmaceutical Co., Ltd.	500	89,156
Orion Oyj–Class B	465	16,088
Otsuka Holdings Co., Ltd.	2,371	84,239
Perrigo Co. PLC	522	75,533
Pfizer, Inc.	23,786	767,812
Roche Holding AG	4,265	1,181,867
Sanofi	7,220	615,301
Santen Pharmaceutical Co., Ltd.	2,500	41,159
Shionogi & Co., Ltd.	1,800	81,414
Shire PLC	3,579	245,546
Sumitomo Dainippon Pharma Co., Ltd.(d)	1,400	16,494
Taisho Pharmaceutical Holdings Co., Ltd.	567	40,045
Takeda Pharmaceutical Co., Ltd.	4,800	239,325
Taro Pharmaceutical Industries Ltd.(a)	45	6,955
Teva Pharmaceutical Industries Ltd.	5,202	339,383
UCB SA	769	69,412
Zoetis, Inc.	1,746	83,668

		11,230,776

		19,378,199

CONSUMER DISCRETIONARY–3.7%
AUTO COMPONENTS–0.3%
Aisin Seiki Co., Ltd.	900	38,735
BorgWarner, Inc.	830	35,881
Bridgestone Corp.	3,900	133,775
Cie Generale des Etablissements Michelin–Class B	1,132	107,747
Continental AG	668	161,596
Delphi Automotive PLC	1,091	93,531
Denso Corp.	3,000	143,356
GKN PLC	9,965	45,220
Goodyear Tire & Rubber Co. (The)	1,010	32,997
Johnson Controls, Inc.	2,530	99,910
Koito Manufacturing Co., Ltd.	1,000	41,007
NGK Spark Plug Co., Ltd.	1,000	26,328
NOK Corp.	700	16,353
Nokian Renkaat Oyj	694	24,777
Stanley Electric Co., Ltd.	1,600	35,100
Sumitomo Electric Industries Ltd.	4,600	64,956
Sumitomo Rubber Industries Ltd.	1,200	15,604
Toyota Industries Corp.	1,000	53,473
Valeo SA	339	52,265
Yokohama Rubber Co., Ltd. (The)	1,000	15,358

		1,237,969

AUTOMOBILES–0.7%
Bayerische Motoren Werke AG	2,010	211,757
Daihatsu Motor Co., Ltd.	3,000	40,470
Daimler AG (REG)	5,845	488,373
Fiat Chrysler Automobiles NV(a)	5,720	79,439
Ford Motor Co.	15,020	211,632
Fuji Heavy Industries Ltd.	4,000	164,785
General Motors Co.	5,566	189,300
Harley-Davidson, Inc.	800	36,312
Honda Motor Co., Ltd.	9,900	316,419
Isuzu Motors Ltd.	3,500	37,704
Mazda Motor Corp.	3,200	66,031
Mitsubishi Motors Corp.	3,400	28,766
Nissan Motor Co., Ltd.	15,100	158,108
Peugeot SA(a)	2,295	40,229
Porsche Automobil Holding SE (Preference Shares)	684	36,811
Renault SA	1,169	117,012
Suzuki Motor Corp.	2,200	66,844
Toyota Motor Corp.	16,600	1,022,211
Volkswagen AG	140	21,513
Volkswagen AG (Preference Shares)	987	142,502
Yamaha Motor Co., Ltd.	1,200	26,898

		3,503,116

DISTRIBUTORS–0.0%
Genuine Parts Co.	610	52,393
Jardine Cycle & Carriage Ltd.	2,000	48,894

		101,287

DIVERSIFIED CONSUMER SERVICES–0.0%
Benesse Holdings, Inc.	300	8,639
H&R Block, Inc.(d)	870	28,980

		37,619

HOTELS, RESTAURANTS & LEISURE–0.4%
Accor SA	750	32,482
Carnival Corp.	1,785	97,247
Carnival PLC	1,116	63,574
Chipotle Mexican Grill, Inc.–Class A(a)	144	69,098
Compass Group PLC	10,184	176,470
Crown Resorts Ltd.	2,537	22,930
Darden Restaurants, Inc.	420	26,729
Flight Centre Travel Group Ltd.(d)	471	13,584
Galaxy Entertainment Group Ltd.	20,155	63,152
Genting Singapore PLC	22,000	11,871
InterContinental Hotels Group PLC	1,433	55,856
Marriott International, Inc./MD–Class A	745	49,945
McDonald’s Corp.	3,630	428,848
McDonald’s Holdings Co. Japan Ltd.(d)	500	10,873
Melco Crown Entertainment Ltd. (ADR)(d)	577	9,694

12

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Merlin Entertainments PLC(e)	3,228	$21,644
MGM China Holdings Ltd.	14,013	17,416
Oriental Land Co., Ltd./Japan	1,200	72,596
Royal Caribbean Cruises Ltd.	677	68,519
Sands China Ltd.	10,875	36,729
SJM Holdings Ltd.	13,014	9,256
Sodexo SA	572	55,883
Starbucks Corp.	5,720	343,372
Starwood Hotels & Resorts Worldwide, Inc.	645	44,686
Tatts Group Ltd.	15,121	48,007
TUI AG	3,700	66,064
Whitbread PLC	1,102	71,428
William Hill PLC	3,391	19,790
Wyndham Worldwide Corp.	450	32,693
Wynn Macau Ltd.(d)	35,799	41,591
Wynn Resorts Ltd.(d)	310	21,449
Yum! Brands, Inc.	1,645	120,167

		2,223,643

HOUSEHOLD DURABLES–0.2%
Auto Trader Group PLC(a)(e)	4,551	29,672
Barratt Developments PLC	6,033	55,592
Casio Computer Co., Ltd.	800	18,701
DR Horton, Inc.	1,255	40,198
Electrolux AB–Class B	2,430	58,630
Garmin Ltd.	420	15,611
Harman International Industries, Inc.	290	27,321
Iida Group Holdings Co., Ltd.	1,346	24,947
Leggett & Platt, Inc.	525	22,061
Lennar Corp.–Class A(d)	650	31,792
Mohawk Industries, Inc.(a)	250	47,347
Newell Rubbermaid, Inc.	1,025	45,182
Nikon Corp.(d)	1,500	20,090
Panasonic Corp.	13,400	135,843
Persimmon PLC(a)	1,857	55,400
PulteGroup, Inc.	1,235	22,008
Rinnai Corp.	200	17,721
Sekisui Chemical Co., Ltd.	2,000	26,113
Sekisui House Ltd.	3,000	50,441
Sony Corp.	7,700	189,241
Taylor Wimpey PLC	19,787	59,150
Whirlpool Corp.	300	44,061

		1,037,122

INTERNET & CATALOG RETAIL–0.3%
Amazon.com, Inc.(a)	1,480	1,000,317
Expedia, Inc.	382	47,483
Netflix, Inc.(a)	1,632	186,668
Priceline Group, Inc. (The)(a)	197	251,165
Rakuten, Inc.	4,835	55,688
TripAdvisor, Inc.(a)	412	35,123

		1,576,444

LEISURE PRODUCTS–0.0%
Bandai Namco Holdings, Inc.	900	19,015
Hasbro, Inc.	450	30,312

Mattel, Inc.	1,285	$34,914
Sankyo Co., Ltd.	300	11,198
Sega Sammy Holdings, Inc.	2,500	23,383
Shimano, Inc.	400	61,423
Yamaha Corp.	500	12,077

		192,322

MEDIA–0.7%
Altice NV–Class A(a)	3,528	50,688
Altice NV–Class B(a)	1,176	17,141
Axel Springer SE	401	22,300
Cablevision Systems Corp.–Class A	830	26,477
CBS Corp.–Class B	1,690	79,650
Comcast Corp.–Class A	9,601	541,784
Dentsu, Inc.(d)	1,300	71,126
Discovery Communications, Inc.–Class A(a)(d)	545	14,541
Discovery Communications, Inc.–Class C(a)	995	25,094
Eutelsat Communications SA	1,052	31,497
Hakuhodo DY Holdings, Inc.	2,490	26,941
Interpublic Group of Cos., Inc. (The)	1,545	35,968
ITV PLC	23,254	94,675
JCDecaux SA	1,374	52,672
Kabel Deutschland Holding AG	410	50,661
Lagardere SCA	2,184	65,174
News Corp.–Class A	1,458	19,479
News Corp.–Class B	367	5,123
Numericable-SFR SAS	770	27,972
Omnicom Group, Inc.	910	68,851
Pearson PLC	4,977	53,803
ProSiebenSat.1 Media SE	1,328	66,999
Publicis Groupe SA	807	53,662
REA Group Ltd.	1,002	39,867
RELX NV	7,786	131,134
RELX PLC	6,934	122,287
RTL Group SA (Germany)	312	26,080
Schibsted ASA–Class B(a)	1,020	32,507
Scripps Networks Interactive, Inc.–Class A	370	20,428
SES SA	1,845	51,124
Singapore Press Holdings Ltd.	6,000	16,631
Sky PLC	6,268	102,750
TEGNA, Inc.	850	21,692
Telenet Group Holding NVH(a)	459	24,806
Time Warner Cable, Inc.–Class A	1,115	206,933
Time Warner, Inc.	3,145	203,387
Toho Co., Ltd./Tokyo	1,000	27,672
Twenty-First Century Fox, Inc.–Class A	4,671	126,864
Twenty-First Century Fox, Inc.–Class B	1,617	44,031
Viacom, Inc.–Class B	1,310	53,920
Vivendi SA	7,368	158,243
Walt Disney Co. (The)	6,014	631,951
WPP PLC	7,999	183,991

		3,728,576

13

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MULTILINE RETAIL–0.2%
Dollar General Corp.	1,120	$80,495
Dollar Tree, Inc.(a)	888	68,571
Don Quijote Holdings Co., Ltd.	1,000	35,119
Isetan Mitsukoshi Holdings Ltd.	2,200	28,690
J Front Retailing Co., Ltd.	1,500	21,807
Kohl’s Corp.	730	34,770
Macy’s, Inc.	1,255	43,900
Marks & Spencer Group PLC	9,926	66,089
Next PLC	931	99,962
Nordstrom, Inc.(d)	520	25,901
Ryohin Keikaku Co., Ltd.	146	29,567
Target Corp.	2,425	176,079

		710,950

SPECIALTY RETAIL–0.5%
ABC-Mart, Inc.	500	27,369
Advance Auto Parts, Inc.	281	42,293
AutoNation, Inc.(a)	285	17,003
AutoZone, Inc.(a)	125	92,739
Bed Bath & Beyond, Inc.(a)	645	31,121
Best Buy Co., Inc.	1,150	35,017
CarMax, Inc.(a)	770	41,557
Dixons Carphone PLC	7,310	53,795
Dufry AG (REG)(a)	264	31,411
Fast Retailing Co., Ltd.	300	104,943
GameStop Corp.–Class A(d)	415	11,637
Gap, Inc. (The)	905	22,353
Hennes & Mauritz AB–Class B	5,764	205,027
Hikari Tsushin, Inc.	200	13,620
Home Depot, Inc. (The)	4,980	658,605
Industria de Diseno Textil SA	6,622	227,493
Kingfisher PLC	14,379	69,644
L Brands, Inc.	985	94,383
Lowe’s Cos., Inc.	3,590	272,984
Nitori Holdings Co., Ltd.	400	33,593
O’Reilly Automotive, Inc.(a)	390	98,834
Ross Stores, Inc.	1,600	86,096
Sanrio Co., Ltd.(d)	500	11,747
Shimamura Co., Ltd.	200	23,422
Signet Jewelers Ltd.	308	38,097
Staples, Inc.	2,465	23,344
Tiffany & Co.	455	34,712
TJX Cos., Inc. (The)	2,620	185,784
Tractor Supply Co.	515	44,032
Urban Outfitters, Inc.(a)	335	7,621
USS Co., Ltd.	1,310	19,684
Yamada Denki Co., Ltd.	2,700	11,663

		2,671,623

TEXTILES, APPAREL & LUXURY GOODS–0.4%
adidas AG	1,268	123,071
Asics Corp.(d)	1,000	20,747
Burberry Group PLC	2,695	47,416
Christian Dior SE	331	56,224
Cie Financiere Richemont SA	3,169	226,815
Coach, Inc.	1,030	33,712
Fossil Group, Inc.(a)(d)	169	6,179

Hanesbrands, Inc.	1,527	$44,940
Hermes International	156	52,732
HUGO BOSS AG	623	51,403
Kering	338	57,790
Li & Fung Ltd.	48,000	32,523
Luxottica Group SpA	1,559	101,592
LVMH Moet Hennessy Louis Vuitton SE	1,695	266,234
Michael Kors Holdings Ltd.(a)	709	28,403
NIKE, Inc.–Class B	5,220	326,250
Pandora A/S	700	88,259
PVH Corp.	345	25,409
Ralph Lauren Corp.	240	26,755
Swatch Group AG (The)	137	47,575
Swatch Group AG (The) (REG)	522	35,251
Under Armour, Inc. –Class A(a)(d)	697	56,185
VF Corp.	1,310	81,547

		1,837,012

		18,857,683

INFORMATION TECHNOLOGY–3.6%
COMMUNICATIONS EQUIPMENT–0.3%
Alcatel-Lucent(a)	12,407	49,214
Cisco Systems, Inc.	19,640	533,324
F5 Networks, Inc.(a)	280	27,149
Harris Corp.	495	43,015
Juniper Networks, Inc.	1,340	36,984
Motorola Solutions, Inc.	595	40,728
Nokia Oyj	22,736	160,846
QUALCOMM, Inc.	6,070	303,409
Telefonaktiebolaget LM Ericsson–Class B	18,476	178,133

		1,372,802

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.2%
Alps Electric Co., Ltd.	1,053	28,555
Amphenol Corp.–Class A	1,200	62,676
Citizen Holdings Co., Ltd.	2,800	20,124
Corning, Inc.	4,705	86,007
FLIR Systems, Inc.	510	14,316
Hamamatsu Photonics KK	1,200	32,898
Hexagon AB–Class B	2,435	90,078
Hirose Electric Co., Ltd.	300	36,322
Hitachi High-Technologies Corp.	600	16,226
Hitachi Ltd.	29,000	164,325
Ingenico Group SA	335	42,284
Keyence Corp.	300	164,882
Kyocera Corp.	1,900	88,237
Murata Manufacturing Co., Ltd.	1,200	172,657
Omron Corp.	1,200	40,016
Shimadzu Corp.	2,000	33,480
TDK Corp.	600	38,426
TE Connectivity Ltd.	1,560	100,792

14

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Yaskawa Electric Corp.	2,000	$27,213
Yokogawa Electric Corp.	1,100	13,229

		1,272,743

INTERNET SOFTWARE & SERVICES–0.6%
Akamai Technologies, Inc.(a)	705	37,104
Alphabet, Inc.–Class A(a)	1,139	886,153
Alphabet, Inc.–Class C(a)	1,144	868,159
eBay, Inc.(a)	4,285	117,752
Facebook, Inc.–Class A(a)	8,737	914,414
Kakaku.com, Inc.	961	18,903
Mixi, Inc.	409	15,298
United Internet AG	1,223	67,239
VeriSign, Inc.(a)(d)	375	32,760
Yahoo Japan Corp.	6,408	26,048
Yahoo!, Inc.(a)	3,315	110,257

		3,094,087

IT SERVICES–0.6%
Accenture PLC–Class A	2,435	254,458
Alliance Data Systems Corp.(a)	280	77,440
Amadeus IT Holding SA–Class A	2,581	113,757
Atos SE	677	56,836
Automatic Data Processing, Inc.	1,820	154,190
Cap Gemini SA	854	79,239
Cognizant Technology Solutions Corp.–Class A(a)	2,330	139,847
Computershare Ltd.	3,663	30,822
CSRA, Inc.	540	16,200
Fidelity National Information Services, Inc.	1,070	64,842
Fiserv, Inc.(a)	900	82,314
Fujitsu Ltd.	11,000	54,902
International Business Machines Corp.	3,476	478,367
MasterCard, Inc.–Class A	3,860	375,810
Nomura Research Institute Ltd.	600	23,042
NTT Data Corp.	500	24,173
Otsuka Corp.	600	29,474
Paychex, Inc.	1,245	65,848
PayPal Holdings, Inc.(a)	4,235	153,307
Teradata Corp.(a)	545	14,399
Total System Services, Inc.	660	32,868
Visa, Inc.–Class A	7,550	585,502
Western Union Co. (The)–Class W	1,930	34,566
Xerox Corp.	3,845	40,872

		2,983,075

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.4%
Analog Devices, Inc.	1,180	65,278
Applied Materials, Inc.	4,635	86,535
ARM Holdings PLC	8,527	129,969
ASM Pacific Technology Ltd.	900	7,033
ASML Holding NV	1,801	160,022
Avago Technologies Ltd.	1,026	148,924

Broadcom Corp.–Class A	2,120	$122,578
Infineon Technologies AG	6,845	99,791
Intel Corp.	18,340	631,813
KLA-Tencor Corp.	610	42,304
Lam Research Corp.	629	49,955
Linear Technology Corp.	890	37,798
Microchip Technology, Inc.	795	36,999
Micron Technology, Inc.(a)	4,120	58,339
NVIDIA Corp.	1,935	63,778
NXP Semiconductors NV(a)	725	61,081
Qorvo, Inc.(a)	568	28,911
Rohm Co., Ltd.	400	20,260
Skyworks Solutions, Inc.	724	55,625
STMicroelectronics NV	4,174	27,944
Texas Instruments, Inc.	3,975	217,870
Tokyo Electron Ltd.	1,000	60,585
Xilinx, Inc.	985	46,265

		2,259,657

SOFTWARE–0.8%
Activision Blizzard, Inc.	1,930	74,710
Adobe Systems, Inc.(a)	1,910	179,425
Autodesk, Inc.(a)	875	53,314
CA, Inc.	1,185	33,844
Check Point Software Technologies Ltd.(a)(d)	411	33,447
Citrix Systems, Inc.(a)	630	47,659
Dassault Systemes	924	73,856
Electronic Arts, Inc.(a)	1,185	81,433
Gemalto NV	323	19,381
GungHo Online Entertainment, Inc.(d)	4,000	10,866
Intuit, Inc.	1,050	101,325
Konami Holdings Corp.	1,300	30,946
Microsoft Corp.	30,870	1,712,668
Mobileye NV(a)(d)	493	20,844
Nexon Co., Ltd.	2,595	42,215
NICE-Systems Ltd.	596	34,246
Nintendo Co., Ltd.	600	82,506
Oracle Corp.	12,550	458,451
Oracle Corp. Japan	500	23,280
Red Hat, Inc.(a)	690	57,139
Sage Group PLC (The)	6,586	58,517
salesforce.com, Inc.(a)	2,384	186,906
SAP SE	5,977	474,294
Symantec Corp.	2,605	54,705
Trend Micro, Inc./Japan	500	20,289

		3,966,266

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–0.7%
Apple, Inc.	21,805	2,295,194
Brother Industries Ltd.	800	9,190
Canon, Inc.(d)	6,900	208,725
EMC Corp./MA	7,405	190,161
FUJIFILM Holdings Corp.	2,800	116,851
Hewlett Packard Enterprise Co.	6,960	105,792
HP, Inc.	6,960	82,407

15

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Konica Minolta, Inc.	2,000	$20,031
NEC Corp.	16,000	50,696
NetApp, Inc.	1,140	30,244
Ricoh Co., Ltd.	4,000	41,187
SanDisk Corp.	770	58,512
Seagate Technology PLC(d)	1,150	42,159
Seiko Epson Corp.	1,200	18,479
Western Digital Corp.	880	52,844

		3,322,472

		18,271,102

INDUSTRIALS–3.2%
AEROSPACE & DEFENSE–0.5%
Airbus Group SE	3,570	240,573
BAE Systems PLC	19,161	141,073
Boeing Co. (The)	2,460	355,691
Cobham PLC	7,675	32,050
General Dynamics Corp.	1,160	159,338
Honeywell International, Inc.	3,005	311,228
L-3 Communications Holdings, Inc.	325	38,841
Lockheed Martin Corp.	1,050	228,007
Meggitt PLC	4,891	27,004
Northrop Grumman Corp.	740	139,719
Precision Castparts Corp.	540	125,285
Raytheon Co.	1,200	149,436
Rockwell Collins, Inc.	500	46,150
Rolls-Royce Holdings PLC(a)	11,452	97,003
Safran SA	1,646	113,085
Singapore Technologies Engineering Ltd.	19,000	40,164
Textron, Inc.	1,055	44,320
Thales SA	694	51,946
United Technologies Corp.	3,225	309,826
Zodiac Aerospace	1,135	27,025

		2,677,764

AIR FREIGHT & LOGISTICS–0.2%
Bollore SA	11,606	54,080
CH Robinson Worldwide, Inc.	565	35,041
Deutsche Post AG (REG)	5,875	164,252
Expeditors International of Washington, Inc.	720	32,472
FedEx Corp.	1,015	151,225
Kuehne & Nagel International AG (REG)	432	59,183
Royal Mail PLC	5,456	35,736
United Parcel Service, Inc.–Class B	2,705	260,302
Yamato Holdings Co., Ltd.	2,200	46,614

		838,905

AIRLINES–0.1%
American Airlines Group, Inc.	2,582	109,348
ANA Holdings, Inc.	8,000	23,081
Cathay Pacific Airways Ltd.	20,000	34,413
Delta Air Lines, Inc.	3,052	154,706

Deutsche Lufthansa AG (REG)(a)	3,330	$52,451
easyJet PLC	964	24,724
International Consolidated Airlines Group SA	6,202	55,590
Japan Airlines Co., Ltd.	900	32,213
Singapore Airlines Ltd.	3,000	23,638
Southwest Airlines Co.	2,505	107,865
United Continental Holdings, Inc.(a)	1,422	81,481

		699,510

BUILDING PRODUCTS–0.1%
Allegion PLC	385	25,379
Asahi Glass Co., Ltd.	4,000	22,915
Assa Abloy AB–Class B	6,096	127,606
Cie de Saint-Gobain	2,759	119,562
Daikin Industries Ltd.	1,400	101,950
Geberit AG (REG)	168	56,902
LIXIL Group Corp.	1,200	26,652
Masco Corp.	1,305	36,932
TOTO Ltd.	1,000	35,132

		553,030

COMMERCIAL SERVICES & SUPPLIES–0.1%
ADT Corp. (The)(d)	647	21,338
Aggreko PLC	1,141	15,360
Babcock International Group PLC	1,139	17,045
Brambles Ltd.	9,492	79,494
Cintas Corp.	335	30,502
Dai Nippon Printing Co., Ltd.	3,000	29,666
Edenred	818	15,463
G4S PLC	12,380	41,124
ISS A/S	954	34,388
Pitney Bowes, Inc.	755	15,591
Republic Services, Inc.–Class A	900	39,591
Secom Co., Ltd.	1,300	88,101
Societe BIC SA	221	36,367
Sohgo Security Services Co., Ltd.	300	14,070
Stericycle, Inc.(a)	360	43,416
Toppan Printing Co., Ltd.	2,000	18,426
Tyco International PLC	1,595	50,864
Waste Management, Inc.	1,595	85,125

		675,931

CONSTRUCTION & ENGINEERING–0.1%
ACS Actividades de Construccion y Servicios SA	1,064	31,130
Bouygues SA	1,739	68,953
CIMIC Group Ltd.	1,344	23,576
Ferrovial SA	2,713	61,350
Fluor Corp.	565	26,679
Jacobs Engineering Group, Inc.(a)	465	19,507
JGC Corp.	1,000	15,306
Kajima Corp.	7,000	41,660

16

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Obayashi Corp.	3,000	$27,682
Quanta Services, Inc.(a)	765	15,491
Shimizu Corp.	4,000	32,617
Skanska AB–Class B	3,301	64,018
Taisei Corp.	5,000	32,935
Vinci SA	2,970	190,361

		651,265

ELECTRICAL EQUIPMENT–0.2%
ABB Ltd. (REG)(a)	13,350	238,266
Alstom SA(a)(d)	1,012	30,911
AMETEK, Inc.	899	48,177
Eaton Corp. PLC	1,794	93,360
Emerson Electric Co.	2,500	119,575
First Solar, Inc.(a)	270	17,817
Fuji Electric Co., Ltd.	4,000	16,776
Legrand SA	1,194	67,539
Mitsubishi Electric Corp.	12,000	125,962
Nidec Corp.	1,300	94,271
OSRAM Licht AG	292	12,199
Prysmian SpA	1,074	23,466
Rockwell Automation, Inc.	530	54,383
Schneider Electric SE (Paris)	3,189	181,148
Vestas Wind Systems A/S	1,358	94,841

		1,218,691

INDUSTRIAL CONGLOMERATES–0.6%
3M Co.	2,405	362,289
CK Hutchison Holdings Ltd.	14,840	199,097
Danaher Corp.	2,290	212,695
General Electric Co.	36,506	1,137,162
Keihan Electric Railway Co., Ltd.	5,000	33,486
Keppel Corp., Ltd.	13,000	59,386
Koninklijke Philips NV	7,299	186,302
Roper Technologies, Inc.	425	80,661
Seibu Holdings, Inc.	955	19,503
Siemens AG (REG)	4,814	465,735
Smiths Group PLC	2,461	34,033
Toshiba Corp.(a)(d)	24,000	49,325

		2,839,674

MACHINERY–0.5%
Alfa Laval AB	3,611	65,923
Amada Holdings Co., Ltd.	3,000	28,628
ANDRITZ AG	485	23,604
Atlas Copco AB–Class A	3,037	74,482
Atlas Copco AB–Class B	3,579	82,283
Caterpillar, Inc.	2,335	158,687
CNH Industrial NV	8,194	56,120
Cummins, Inc.	650	57,206
Deere & Co.	1,185	90,380
Dover Corp.	585	35,866
FANUC Corp.	1,200	206,748
Flowserve Corp.	510	21,461
GEA Group AG	896	36,199
Hino Motors Ltd.	2,000	23,115
Hitachi Construction Machinery Co., Ltd.(d)	700	10,887

Hoshizaki Electric Co., Ltd.	400	$24,866
IHI Corp.	8,000	22,084
Illinois Tool Works, Inc.	1,275	118,167
IMI PLC	1,648	20,912
Ingersoll-Rand PLC	1,005	55,566
JTEKT Corp.	1,400	22,915
Kawasaki Heavy Industries Ltd.	9,000	33,299
Komatsu Ltd.	5,700	93,266
Kone Oyj–Class B	1,900	80,448
Kubota Corp.	7,000	108,141
Kurita Water Industries Ltd.	1,200	25,130
Makita Corp.	700	40,339
MAN SE	407	40,900
Melrose Industries PLC	4,594	19,678
Metso Oyj	571	12,791
Minebea Co., Ltd.	2,000	17,124
Mitsubishi Heavy Industries Ltd.	18,000	78,705
Nabtesco Corp.	1,000	20,315
NGK Insulators Ltd.	2,000	45,080
NSK Ltd.	3,000	32,598
PACCAR, Inc.	1,360	64,464
Parker-Hannifin Corp.	545	52,854
Pentair PLC	660	32,690
Sandvik AB	12,165	106,042
Schindler Holding AG	413	69,094
Schindler Holding AG (REG)	271	45,701
Sembcorp Marine Ltd.(d)	7,000	8,613
SMC Corp./Japan	300	77,920
Snap-on, Inc.	220	37,715
Stanley Black & Decker, Inc.	615	65,639
Sumitomo Heavy Industries Ltd.	6,000	26,897
THK Co., Ltd.	800	14,827
Volvo AB–Class B	6,759	62,673
Wartsila Oyj Abp	793	36,207
Weir Group PLC (The)	296	4,348
Xylem, Inc./NY	685	25,002
Zardoya Otis SA(d)	2,136	24,981

		2,639,580

MARINE–0.0%
AP Moeller–Maersk A/S–Class A	15	19,316
AP Moeller–Maersk A/S–Class B	43	56,085
Mitsui OSK Lines Ltd.	12,000	30,267
Nippon Yusen KK	10,000	24,237

		129,905

PROFESSIONAL SERVICES–0.2%
Adecco SA (REG)(a)	1,033	70,701
Bureau Veritas SA	3,094	61,668
Capita PLC	4,013	71,401
Dun & Bradstreet Corp. (The)	165	17,148
Equifax, Inc.	455	50,673
Experian PLC	6,015	106,312
Intertek Group PLC	720	29,453
Nielsen Holdings PLC	1,416	65,986
Randstad Holding NV	1,613	100,444
Recruit Holdings Co., Ltd.	653	19,194
Robert Half International, Inc.	485	22,863

17

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SGS SA (REG)	24	$45,612
Verisk Analytics, Inc.–Class A(a)	600	46,128

		707,583

ROAD & RAIL–0.3%
Asciano Ltd.	827	5,258
Aurizon Holdings Ltd.	12,975	41,190
Central Japan Railway Co.	875	155,342
CSX Corp.	3,760	97,572
DSV A/S	1,630	64,163
East Japan Railway Co.	2,000	188,332
Hankyu Hanshin Holdings, Inc.	5,000	32,499
JB Hunt Transport Services, Inc.	353	25,896
Kansas City Southern	420	31,361
Keikyu Corp.	2,000	16,527
Keio Corp.	3,000	25,907
Keisei Electric Railway Co., Ltd.	2,000	25,517
Kintetsu Group Holdings Co., Ltd.	8,000	32,526
MTR Corp., Ltd.	15,500	76,636
Nagoya Railroad Co., Ltd.	4,000	16,648
Nippon Express Co., Ltd.	3,000	14,098
Norfolk Southern Corp.	1,140	96,433
Odakyu Electric Railway Co., Ltd.	4,000	43,067
Ryder System, Inc.	215	12,218
Tobu Railway Co., Ltd.	6,000	29,595
Tokyu Corp.	7,000	55,317
Union Pacific Corp.	3,350	261,970
West Japan Railway Co.	1,002	69,261

		1,417,333

TRADING COMPANIES & DISTRIBUTORS–0.2%
AerCap Holdings NV(a)	539	23,263
Ashtead Group PLC	3,056	50,295
Brenntag AG	567	29,545
Bunzl PLC	2,030	56,321
Fastenal Co.(d)	1,080	44,086
ITOCHU Corp.	9,000	106,456
Marubeni Corp.	10,000	51,411
Mitsubishi Corp.	8,400	139,718
Mitsui & Co., Ltd.	10,400	123,573
Noble Group Ltd.(d)	24,000	6,708
Sumitomo Corp.	6,800	69,328
Toyota Tsusho Corp.	1,300	30,411
Travis Perkins PLC	1,926	55,874
United Rentals, Inc.(a)	350	25,389
Wolseley PLC	1,840	99,936
WW Grainger, Inc.(d)	230	46,596

		958,910

TRANSPORTATION INFRASTRUCTURE–0.1%
Abertis Infraestructuras SA	2,454	38,379
Aena SA(a)(e)	364	41,681
Aeroports de Paris	305	35,492
Atlantia SpA	2,911	77,020
Auckland International Airport Ltd.	6,289	24,673

Groupe Eurotunnel SE (REG)	2,068	$25,728
Hutchison Port Holdings Trust–Class U	43,553	23,014
Kamigumi Co., Ltd.	3,000	25,830
Mitsubishi Logistics Corp.	1,000	13,176
Sydney Airport	15,829	72,850
Transurban Group(a)	611	4,408
Transurban Group	10,995	83,342

		465,593

		16,473,674

CONSUMER STAPLES–3.1%
BEVERAGES–0.7%
Anheuser-Busch InBev SA/NV	4,882	607,551
Asahi Group Holdings Ltd.	2,300	72,000
Brown-Forman Corp.–Class B	402	39,910
Carlsberg A/S–Class B	695	61,571
Coca-Cola Amatil Ltd.	3,316	22,359
Coca-Cola Co. (The)	15,080	647,837
Coca-Cola Enterprises, Inc.	800	39,392
Coca-Cola HBC AG(a)	892	18,996
Constellation Brands, Inc.–Class A	670	95,435
Diageo PLC	15,252	416,498
Dr Pepper Snapple Group, Inc.	720	67,104
Heineken NV	1,401	119,389
Kirin Holdings Co., Ltd.	5,000	67,886
Molson Coors Brewing Co.–Class B	600	56,352
Monster Beverage Corp.(a)	610	90,865
PepsiCo, Inc.	5,675	567,046
Pernod Ricard SA	1,289	147,003
Remy Cointreau SA	195	13,967
SABMiller PLC (London)	5,871	351,227
Suntory Beverage & Food Ltd.	848	37,122
Treasury Wine Estates Ltd.	6,024	36,169

		3,575,679

FOOD & STAPLES RETAILING–0.6%
Aeon Co., Ltd.	4,000	61,630
Carrefour SA	3,792	109,436
Casino Guichard Perrachon SA(d)	482	22,143
Colruyt SA	393	20,217
Costco Wholesale Corp.	1,715	276,972
CVS Health Corp.	4,330	423,344
Delhaize Group	624	60,732
Distribuidora Internacional de Alimentacion SA(a)	4,415	26,040
FamilyMart Co., Ltd.	400	18,614
J Sainsbury PLC	5,506	20,968
Jeronimo Martins SGPS SA	1,190	15,485
Koninklijke Ahold NV	5,462	115,212
Kroger Co. (The)	3,730	156,026
Lawson, Inc.	600	48,703
METRO AG	1,551	49,411
Seven & i Holdings Co., Ltd.	4,600	210,609
Sysco Corp.	2,105	86,305

18

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Tesco PLC(a)	49,315	$108,359
Wal-Mart Stores, Inc.	6,113	374,727
Walgreens Boots Alliance, Inc.	3,395	289,101
Wesfarmers Ltd.	6,821	205,640
Whole Foods Market, Inc.	1,370	45,895
Wm Morrison Supermarkets PLC(d)	18,352	39,987
Woolworths Ltd.	7,649	135,712

		2,921,268

FOOD PRODUCTS–0.7%
Ajinomoto Co., Inc.	3,000	71,027
Archer-Daniels-Midland Co.	2,315	84,914
Associated British Foods PLC	2,163	106,435
Barry Callebaut AG (REG)(a)	25	27,156
Calbee, Inc.	698	29,476
Campbell Soup Co.	675	35,471
Chocoladefabriken Lindt & Spruengli AG (REG)	1	74,501
ConAgra Foods, Inc.	1,635	68,932
Danone SA	3,518	237,723
General Mills, Inc.	2,285	131,753
Golden Agri-Resources Ltd.	48,000	11,465
Hershey Co. (The)	550	49,099
Hormel Foods Corp.	525	41,517
JM Smucker Co. (The)	445	54,886
Kellogg Co.	965	69,741
Kerry Group PLC–Class A	961	79,513
Keurig Green Mountain, Inc.	478	43,010
Kikkoman Corp.	1,000	34,647
Kraft Heinz Co. (The)	2,278	165,747
McCormick & Co., Inc./MD	425	36,363
Mead Johnson Nutrition Co.–Class A	760	60,002
MEIJI Holdings Co., Ltd.	600	49,560
Mondelez International, Inc.–Class A	6,185	277,335
Nestle SA (REG)	19,578	1,453,377
NH Foods Ltd.	1,000	19,600
Nisshin Seifun Group, Inc.	1,500	24,502
Nissin Foods Holdings Co., Ltd.	400	21,225
Orkla ASA	5,657	44,628
Tate & Lyle PLC	2,078	18,304
Toyo Suisan Kaisha Ltd.	1,000	34,853
Tyson Foods, Inc.–Class A	1,175	62,663
Wilmar International Ltd.	9,000	18,570
Yakult Honsha Co., Ltd.	400	19,578

		3,557,573

HOUSEHOLD PRODUCTS–0.4%
Church & Dwight Co., Inc.	513	43,543
Clorox Co. (The)	520	65,952
Colgate-Palmolive Co.	3,450	229,839
Henkel AG & Co. KGaA	579	55,383
Henkel AG & Co. KGaA (Preference Shares)	1,082	120,753
Kimberly-Clark Corp.	1,415	180,129
Procter & Gamble Co. (The)	10,465	831,026
Reckitt Benckiser Group PLC	3,945	365,016

Svenska Cellulosa AB SCA–Class B	4,979	$144,292
Unicharm Corp.	2,300	46,970

		2,082,903

PERSONAL PRODUCTS–0.3%
Beiersdorf AG	630	57,262
Estee Lauder Cos., Inc. (The)–Class A	890	78,373
Kao Corp.	3,100	159,305
L’Oreal SA	1,526	256,681
Shiseido Co., Ltd.	2,200	45,647
Unilever NV	9,903	431,613
Unilever PLC	7,792	334,216

		1,363,097

TOBACCO–0.4%
Altria Group, Inc.	7,560	440,068
British American Tobacco PLC	11,316	628,423
Imperial Tobacco Group PLC	5,811	306,923
Japan Tobacco, Inc.	6,678	245,174
Philip Morris International, Inc.	6,000	527,460
Reynolds American, Inc.	3,198	147,588
Swedish Match AB	831	29,365

		2,325,001

		15,825,521

ENERGY–1.5%
ENERGY EQUIPMENT & SERVICES–0.1%
Amec Foster Wheeler PLC	1,606	10,138
Baker Hughes, Inc.	1,660	76,609
Cameron International Corp.(a)	720	45,504
Diamond Offshore Drilling, Inc.(d)	240	5,064
Ensco PLC–Class A	900	13,851
FMC Technologies, Inc.(a)	860	24,949
Halliburton Co.	3,290	111,991
Helmerich & Payne, Inc.	385	20,617
National Oilwell Varco, Inc.	1,455	48,728
Petrofac Ltd.	1,098	12,879
Schlumberger Ltd.	4,885	340,729
Technip SA	568	28,247
Tenaris SA	4,173	49,414
Transocean Ltd.(d)	1,300	16,094
Transocean Ltd. (Zurich)(d)	2,638	32,976

		837,790

OIL, GAS & CONSUMABLE FUELS–1.4%
Anadarko Petroleum Corp.	1,945	94,488
Apache Corp.	1,445	64,259
BG Group PLC	20,707	300,165
BP PLC	111,844	581,218
Cabot Oil & Gas Corp.	1,590	28,127
Caltex Australia Ltd.	1,410	38,541
Chesapeake Energy Corp.(d)	1,995	8,978
Chevron Corp.	7,280	654,909
Cimarex Energy Co.	377	33,696

19

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Columbia Pipeline Group, Inc.	1,205	$24,100
ConocoPhillips	4,770	222,711
CONSOL Energy, Inc.(d)	840	6,636
Delek Group Ltd.	11	2,203
Devon Energy Corp.	1,470	47,040
Eni SpA	15,444	229,470
EOG Resources, Inc.	2,110	149,367
EQT Corp.	590	30,757
Exxon Mobil Corp.	16,087	1,253,982
Galp Energia SGPS SA	2,341	27,316
Hess Corp.	940	45,571
Idemitsu Kosan Co., Ltd.	1,200	19,161
Inpex Corp.	5,327	51,932
JX Holdings, Inc.	14,000	58,759
Kinder Morgan, Inc./DE	6,939	103,530
Koninklijke Vopak NV	502	21,619
Lundin Petroleum AB(a)	856	12,352
Marathon Oil Corp.	2,605	32,797
Marathon Petroleum Corp.	2,074	107,516
Murphy Oil Corp.	605	13,582
Neste Oyj	572	17,072
Newfield Exploration Co.(a)	620	20,187
Noble Energy, Inc.	1,600	52,688
Occidental Petroleum Corp.	2,950	199,449
Oil Search Ltd.	8,307	40,433
OMV AG	894	25,376
ONEOK, Inc.	770	18,988
Origin Energy Ltd.	7,705	26,064
Phillips 66	1,860	152,148
Pioneer Natural Resources Co.	565	70,840
Range Resources Corp.(d)	650	15,996
Repsol SA	6,329	69,678
Royal Dutch Shell PLC–Class A	23,936	542,130
Royal Dutch Shell PLC–Class B	14,816	337,670
Santos Ltd.	18,468	49,189
Southwestern Energy Co.(a)(d)	1,445	10,274
Spectra Energy Corp.	2,585	61,885
Statoil ASA	6,775	94,489
Tesoro Corp.	475	50,051
TonenGeneral Sekiyu KK	2,000	16,884
TOTAL SA	12,995	582,584
Valero Energy Corp.	1,925	136,117
Williams Cos., Inc. (The)	2,605	66,948
Woodside Petroleum Ltd.	4,502	93,794

		7,015,716

		7,853,506

MATERIALS–1.3%
CHEMICALS–0.8%
Air Liquide SA	2,092	234,862
Air Products & Chemicals, Inc.	770	100,185
Air Water, Inc.	1,000	16,083
Airgas, Inc.	240	33,197
Akzo Nobel NV	2,417	161,501
Arkema SA	450	31,499
Asahi Kasei Corp.	8,000	54,097
BASF SE	5,576	424,769
CF Industries Holdings, Inc.	900	36,729

Chr Hansen Holding A/S	509	$31,838
Croda International PLC	1,144	51,257
Daicel Corp.	3,000	44,646
Dow Chemical Co. (The)	4,475	230,373
Eastman Chemical Co.	580	39,156
Ecolab, Inc.	1,040	118,955
EI du Pont de Nemours & Co.	3,495	232,767
EMS-Chemie Holding AG (REG)	109	47,971
FMC Corp.	480	18,782
Givaudan SA (REG)(a)	56	101,638
Hitachi Chemical Co., Ltd.	900	14,278
Incitec Pivot Ltd.	7,611	21,748
International Flavors & Fragrances, Inc.	300	35,892
Israel Chemicals Ltd.	4,414	17,918
Johnson Matthey PLC	1,244	48,663
JSR Corp.	800	12,467
K&S AG (REG)	1,472	37,523
Kansai Paint Co., Ltd.	1,000	15,158
Kuraray Co., Ltd.	3,000	36,338
LANXESS AG	1,319	60,697
Linde AG	1,128	162,949
LyondellBasell Industries NV–Class A	1,449	125,918
Mitsubishi Chemical Holdings Corp.	8,000	50,758
Mitsubishi Gas Chemical Co., Inc.	5,000	25,568
Mitsui Chemicals, Inc.	8,000	35,480
Monsanto Co.	1,790	176,351
Mosaic Co. (The)	1,280	35,315
Nippon Paint Holdings Co., Ltd.	1,000	24,202
Nitto Denko Corp.	900	65,705
Novozymes A/S–Class B	1,531	73,302
Orica Ltd.(d)	2,259	25,309
PPG Industries, Inc.	1,050	103,761
Praxair, Inc.	1,090	111,616
Sherwin-Williams Co. (The)	315	81,774
Shin-Etsu Chemical Co., Ltd.	2,500	135,914
Sika AG	6	21,683
Solvay SA(d)	360	38,422
Sumitomo Chemical Co., Ltd.	7,000	40,202
Symrise AG	547	36,210
Syngenta AG (REG)	564	220,751
Taiyo Nippon Sanso Corp.	2,000	18,087
Teijin Ltd.	5,000	17,039
Toray Industries, Inc.	9,000	83,633
Umicore SA	509	21,345
Yara International ASA	1,297	55,782

		4,098,063

CONSTRUCTION MATERIALS–0.1%
CRH PLC	5,004	144,310
Fletcher Building Ltd.	4,446	22,281
HeidelbergCement AG	856	69,762
Imerys SA	448	31,293

20

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

James Hardie Industries PLC	3,449	$43,485
LafargeHolcim Ltd. (REG)(a)	2,244	112,368
Martin Marietta Materials, Inc.	277	37,833
Taiheiyo Cement Corp.	5,000	14,601
Vulcan Materials Co.	515	48,910

		524,843

CONTAINERS & PACKAGING–0.1%
Amcor Ltd./Australia	7,326	71,174
Avery Dennison Corp.	335	20,991
Ball Corp.	510	37,092
Owens-Illinois, Inc.(a)	610	10,626
Rexam PLC	3,136	27,972
Sealed Air Corp.	790	35,234
Toyo Seikan Group Holdings Ltd.	1,700	31,533
WestRock Co.	997	45,483

		280,105

METALS & MINING–0.3%
Alcoa, Inc.	5,020	49,547
Anglo American PLC	8,479	37,199
Antofagasta PLC	1,773	12,196
ArcelorMittal (Euronext Amsterdam)(d)	6,075	25,632
BHP Billiton Ltd.	19,498	250,931
BHP Billiton PLC	12,822	142,989
Boliden AB	1,652	27,678
Fortescue Metals Group Ltd.(d)	18,067	24,314
Freeport-McMoRan, Inc.	4,375	29,619
Fresnillo PLC	1,459	15,169
Glencore PLC(a)	67,642	89,634
Hitachi Metals Ltd.	1,000	12,338
Iluka Resources Ltd.(d)	2,008	8,882
JFE Holdings, Inc.	3,000	47,107
Kobe Steel Ltd.	12,000	13,038
Mitsubishi Materials Corp.	7,000	22,048
Newcrest Mining Ltd.(a)	7,017	66,397
Newmont Mining Corp.	1,995	35,890
Nippon Steel & Sumitomo Metal Corp.	4,600	90,999
Norsk Hydro ASA	6,514	24,213
Nucor Corp.	1,210	48,763
Randgold Resources Ltd.	576	35,486
Rio Tinto Ltd.	2,645	85,538
Rio Tinto PLC	7,725	224,915
South32 Ltd.(a)	32,320	24,828
Sumitomo Metal Mining Co., Ltd.	3,000	36,417
ThyssenKrupp AG	2,036	40,360
voestalpine AG	713	21,809

		1,543,936

PAPER & FOREST PRODUCTS–0.0%
International Paper Co.	1,565	59,000
Mondi PLC	2,233	43,768
Oji Holdings Corp.	4,000	16,076

Stora Enso Oyj–Class R	3,342	$30,219
UPM-Kymmene Oyj	3,231	59,985

		209,048

		6,655,995

TELECOMMUNICATION SERVICES–1.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.8%
AT&T, Inc.	23,726	816,412
Bezeq The Israeli Telecommunication Corp., Ltd.	7,158	15,757
BT Group PLC	49,418	343,137
CenturyLink, Inc.	2,160	54,346
Deutsche Telekom AG (REG)	19,275	346,191
Elisa Oyj	866	32,583
Frontier Communications Corp.(d)	4,510	21,062
HKT Trust & HKT Ltd.–Class SS	18,882	24,120
Iliad SA	163	38,856
Inmarsat PLC	2,586	43,353
Koninklijke KPN NV	28,755	108,762
Level 3 Communications, Inc.(a)	1,097	59,633
Nippon Telegraph & Telephone Corp.	4,600	183,071
Orange SA	11,257	188,281
Proximus	795	25,870
Singapore Telecommunications Ltd.	48,000	125,463
Spark New Zealand Ltd.	9,734	21,918
Swisscom AG (REG)	154	77,062
TDC A/S	3,390	16,879
Telecom Italia SpA (ordinary shares)(a)	64,157	81,307
Telecom Italia SpA (savings shares)	16,898	17,343
Telefonica Deutschland Holding AG	3,756	19,812
Telefonica SA	27,175	301,477
Telenor ASA	3,853	64,224
TeliaSonera AB	10,613	52,703
Telstra Corp., Ltd.	26,440	107,444
TPG Telecom Ltd.	2,487	17,806
Verizon Communications, Inc.	15,695	725,423

		3,930,295

WIRELESS TELECOMMUNICATION SERVICES–0.2%
KDDI Corp.	10,600	275,284
Millicom International Cellular SA	641	36,781
NTT DOCOMO, Inc.	9,275	190,245
SoftBank Group Corp.	5,800	292,728
StarHub Ltd.	4,000	10,409

21

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Tele2 AB–Class B	3,826	$38,155
Vodafone Group PLC	160,882	521,703

		1,365,305

		5,295,600

UTILITIES–1.0%
ELECTRIC UTILITIES–0.5%
American Electric Power Co., Inc.	1,875	109,256
AusNet Services	37,398	40,261
Cheung Kong Infrastructure Holdings Ltd.(d)	7,000	64,582
Chubu Electric Power Co., Inc.	3,900	53,406
Chugoku Electric Power Co., Inc. (The)	1,300	17,164
CLP Holdings Ltd.	12,500	106,191
Contact Energy Ltd.	4,696	15,199
Duke Energy Corp.	2,632	187,898
Edison International	1,265	74,901
EDP–Energias de Portugal SA	14,060	50,663
Electricite de France SA	2,239	32,975
Endesa SA	1,927	38,713
Enel SpA	39,961	167,568
Entergy Corp.	675	46,143
Eversource Energy	1,210	61,795
Exelon Corp.	3,297	91,558
FirstEnergy Corp.	1,585	50,292
Fortum Oyj	2,697	40,634
Iberdrola SA	33,122	234,801
Kansai Electric Power Co., Inc. (The)(a)	4,300	51,556
Kyushu Electric Power Co., Inc.(a)	1,900	20,708
Mighty River Power Ltd.	4,915	9,326
NextEra Energy, Inc.	1,795	186,483
Pepco Holdings, Inc.	940	24,449
Pinnacle West Capital Corp.	435	28,049
Power Assets Holdings Ltd.	8,500	78,143
PPL Corp.	2,545	86,861
Red Electrica Corp. SA	657	54,879
Shikoku Electric Power Co., Inc.	2,700	42,177
Southern Co. (The)	3,510	164,233
SSE PLC	5,919	132,904
Terna Rete Elettrica Nazionale SpA	4,974	25,581
Tohoku Electric Power Co., Inc.	2,700	33,753
Tokyo Electric Power Co., Inc.(a)	8,800	50,673
Xcel Energy, Inc.(d)	1,920	68,947

		2,542,722

GAS UTILITIES–0.1%
AGL Resources, Inc.	448	28,587
APA Group	6,755	42,505
Enagas SA	1,276	35,993
Gas Natural SDG SA	2,126	43,354
Hong Kong & China Gas Co., Ltd.	35,574	69,803

Osaka Gas Co., Ltd.	11,000	$39,731
Snam SpA	14,719	76,818
Toho Gas Co., Ltd.	6,000	38,749
Tokyo Gas Co., Ltd.	14,000	65,783

		441,323

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.0%
AES Corp./VA	2,635	25,217
Electric Power Development Co., Ltd.	500	17,808
Enel Green Power SpA	25,579	51,991
Meridian Energy Ltd.	6,766	11,034
NRG Energy, Inc.	1,240	14,595

		120,645

MULTI-UTILITIES–0.4%
AGL Energy Ltd.	3,037	39,740
Ameren Corp.	910	39,339
CenterPoint Energy, Inc.	1,645	30,202
Centrica PLC	30,469	97,835
CMS Energy Corp.	1,020	36,802
Consolidated Edison, Inc.	1,130	72,625
Dominion Resources, Inc./VA	2,285	154,558
DTE Energy Co.	670	53,727
E.ON SE	12,148	116,645
Engie SA	8,789	155,682
National Grid PLC	22,895	315,758
NiSource, Inc.	1,205	23,510
PG&E Corp.	1,875	99,731
Public Service Enterprise Group, Inc.	1,955	75,639
RWE AG	3,008	37,923
SCANA Corp.	545	32,967
Sempra Energy	910	85,549
Suez Environnement Co.	2,665	49,844
TECO Energy, Inc.	875	23,319
United Utilities Group PLC	4,140	57,005
Veolia Environnement SA	2,727	64,700
WEC Energy Group, Inc.	1,188	60,956

		1,724,056

WATER UTILITIES–0.0%
Severn Trent PLC	1,575	50,347

		4,879,093

Total Common Stocks (cost $121,831,114)		143,870,054

	Principal Amount (000)
GOVERNMENTS– TREASURIES–18.4%
UNITED STATES–18.4%
U.S. Treasury Bonds
2.50%, 2/15/45	$520	466,558
2.75%, 8/15/42	920	879,354

22

AB Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

2.875%, 5/15/43–8/15/45	$1,535	$1,493,556
3.00%, 5/15/45	185	184,155
3.125%, 11/15/41–2/15/43	2,825	2,906,166
3.50%, 2/15/39	358	395,982
3.625%, 8/15/43(f)	2,245	2,528,344
3.75%, 8/15/41	220	252,716
3.875%, 8/15/40	280	327,359
4.25%, 5/15/39	240	296,466
4.375%, 11/15/39–5/15/41	1,258	1,582,974
4.50%, 8/15/39	220	281,557
4.75%, 2/15/37–2/15/41	401	532,623
5.375%, 2/15/31	650	881,436
6.00%, 2/15/26	762	1,017,359
6.25%, 8/15/23–5/15/30	724	1,030,024
6.875%, 8/15/25	590	826,208
7.25%, 5/15/16–8/15/22	1,868	2,144,408
7.50%, 11/15/16	92	97,250
7.625%, 2/15/25	55	79,514
8.00%, 11/15/21	123	164,239
U.S. Treasury Notes
0.50%, 7/31/17	975	967,611
0.75%, 2/28/18–3/31/18	5,625	5,575,843
0.875%, 1/31/17–4/30/17	1,690	1,690,040
1.00%, 9/30/16–9/30/19	4,645	4,610,566
1.25%, 11/30/18–4/30/19	5,994	5,962,436
1.375%, 6/30/18–10/31/20	11,340	11,259,695
1.50%, 5/31/19–5/31/20	4,840	4,821,822
1.625%, 6/30/20–11/15/22	4,870	4,799,979
1.75%, 5/15/23	1,740	1,695,209
2.00%, 11/15/21–8/15/25	5,595	5,531,920
2.125%, 8/15/21–5/15/25	1,265	1,258,698
2.25%, 11/30/17–11/15/24	899	911,752
2.375%, 7/31/17–8/15/24	1,271	1,288,387
2.50%, 8/15/23–5/15/24	2,242	2,296,984
2.625%, 1/31/18–11/15/20	4,500	4,668,644
2.75%, 5/31/17–11/15/23	3,570	3,696,045
3.00%, 2/28/17	889	910,531
3.125%, 5/15/21	394	418,706
3.375%, 11/15/19	1,890	2,018,165
3.50%, 5/15/20	910	978,321
3.625%, 2/15/20	3,519	3,795,572
3.75%, 11/15/18	6,205	6,638,624

Total Governments–Treasuries (cost $93,918,708)		94,163,798

	Shares
INVESTMENT COMPANIES–11.2%
FUNDS AND INVESTMENT TRUSTS–11.2%
iShares Core MSCI Emerging Markets ETF(d)	267,458	10,535,171
iShares International Developed Real Estate ETF(d)	182,201	5,080,675
iShares MSCI EAFE ETF	93,861	5,514,334
SPDR S&P 500 ETF Trust	96,212	19,616,665
Vanguard REIT ETF(d)	198,057	15,791,084
Vanguard Small-Cap ETF(d)	8,399	929,601

Total Investment Companies (cost $57,570,275)		57,467,530

INFLATION–LINKED SECURITIES–6.5%
UNITED STATES–6.5%
U.S. Treasury Inflation Index
0.125%, 4/15/19–7/15/22	$18,800	$18,446,035
0.625%, 7/15/21	3,219	3,239,694
1.125%, 1/15/21	3,294	3,396,363
1.25%, 7/15/20	1,134	1,179,479
1.375%, 1/15/20	4,209	4,375,447
1.875%, 7/15/19	2,337	2,478,077

Total Inflation-Linked Securities (cost $33,393,537)		33,115,095

	Shares
RIGHTS–0.0%
FINANCIALS–0.0%
BANKS–0.0%
Unione Di Banche, expiring 1/12/16(a)(c) (cost $0)	5,202	–0	–^

SHORT-TERM INVESTMENTS–34.7%
INVESTMENT COMPANIES–29.7%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.30%(g)(h) (cost $151,610,994)	151,610,994	151,610,994

	Principal Amount (000)
U.S. TREASURY BILLS–5.0%
U.S. Treasury Bill Zero Coupon, 1/28/16 (cost $25,537,808)	$25,538	25,537,808

Total Short-Term Investments (cost $177,148,802)		177,148,802

Total Investments Before Security Lending Collateral for Securities Loaned–98.9% (cost $483,862,436)		505,765,279

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–4.3%
INVESTMENT COMPANIES–4.3%
AB Exchange Reserves–Class I, 0.24%(g)(h) (Cost $22,314,390)	22,314,390	22,314,390

TOTAL INVESTMENTS–103.2% (cost $506,176,826)		528,079,669
Other assets less liabilities–(3.2)%		(16,515,831)

NET ASSETS–100.0%		$511,563,838

23

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
DAX Index Futures	11	March 2016	$3,079,735	$3,219,279	$139,544
EURO STOXX 50 Futures	563	March 2016	19,400,418	20,080,593	680,175
Mini MSCI EAFE Futures	2	March 2016	167,198	169,820	2,622
Mini MSCI Emerging Market Futures	53	March 2016	2,075,048	2,086,875	11,827
S&P 500 EMINI Futures	252	March 2016	25,836,868	25,646,040	(190,828)
TOPIX Index Futures	122	March 2016	16,121,235	15,707,392	(413,843)
U.S. T-Note 5 Yr (CBT) Futures	318	March 2016	37,733,053	37,625,860	(107,193)
U.S. T-Note 10 Yr (CBT) Futures	352	March 2016	44,514,145	44,319,000	(195,145)
U.S. Ultra Bond (CBT) Futures	7	March 2016	1,102,183	1,110,813	8,630

Sold Contracts
FTSE 100 Index Futures	6	March 2016	523,716	548,226	(24,510)
Hang Seng Index Futures	17	January 2016	2,439,279	2,403,017	36,262
SPI 200 Futures	14	March 2016	1,253,517	1,340,771	(87,254)

					$(139,713)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	1,200,523	USD	9,914	3/18/16	$(91,810)
BNP Paribas SA	CAD	591	USD	438	3/18/16	10,688
BNP Paribas SA	EUR	4,704	USD	5,128	3/18/16	6,491
BNP Paribas SA	USD	10,892	EUR	9,939	3/18/16	(71,103)
BNP Paribas SA	USD	452	NOK	3,963	3/18/16	(4,191)
Credit Suisse International	EUR	5,767	USD	6,289	3/18/16	10,746
Credit Suisse International	USD	1,212	SEK	10,502	3/18/16	34,856
Deutsche Bank AG	EUR	3,457	USD	3,731	3/18/16	(32,950)
Morgan Stanley Capital Services LLC	GBP	115	USD	173	3/18/16	3,785
Morgan Stanley Capital Services LLC	USD	9,793	EUR	9,126	3/18/16	143,229
Royal Bank of Scotland PLC	USD	12,833	JPY	1,575,642	3/18/16	299,200
Standard Chartered Bank	USD	6,294	JPY	773,010	3/18/16	148,619
State Street Bank & Trust Co.	AUD	2,744	USD	1,984	3/18/16	(7,778)
State Street Bank & Trust Co.	EUR	945	USD	1,033	3/18/16	3,960
State Street Bank & Trust Co.	NOK	3,963	USD	457	3/18/16	9,338
State Street Bank & Trust Co.	USD	779	CHF	777	3/18/16	(1,192)
UBS AG	GBP	1,955	USD	2,955	3/18/16	73,128
UBS AG	USD	5,180	EUR	4,811	3/18/16	58,273

						$593,289

24

AB Variable Products Series Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00%	4.73%	$974	$12,487	$13,878
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.73	974	12,486	(12,196)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.73	7,540	96,658	(123,073)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.73	5,170	66,277	(25,689)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.73	974	12,486	14,801
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.73	974	12,486	16,470

				$212,880	$(115,809)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
Standard and Poor’s Midcap 400 Index	5,069	LIBOR Plus 0.07%	$10,312	2/3/16	$(160,302)
Goldman Sachs International
Russell 2000 Total Return Index	441	LIBOR Minus 0.55%	2,432	3/15/16	(36,211)
Russell 2000 Total Return Index	627	LIBOR Minus 0.57%	3,474	4/15/16	(66,987)
Russell 2000 Total Return Index	30	LIBOR Minus 0.49%	166	4/15/16	(3,232)
MSCI Emerging Markets Index	44,715	LIBOR Minus 0.25%	16,577	10/17/16	(1,303,554)
UBS AG
Russell 2000 Total Return Index	599	LIBOR Minus 0.70%	3,319	10/17/16	(63,121)

					$(1,633,407)

^	Less than $0.50.

(a)	Non-income producing security.

(b)	Illiquid security.

(c)	Fair valued by the Adviser.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate market value of these securities amounted to $92,997 or 0.0% of net assets.

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

25

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Currency Abbreviation:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

DAX—Deutscher Aktien Index (German Stock Index)

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

REG—Registered Shares

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

26

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2015	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $332,251,442)	$354,154,285	(a)
Affiliated issuers (cost $173,925,384—including investment of cash collateral for securities loaned of $22,314,390)	173,925,384
Cash	859
Cash collateral due from broker	6,164,453
Foreign currencies, at value (cost $449,057)	447,683
Interest and dividends receivable	1,002,656
Unrealized appreciation on forward currency exchange contracts	802,313
Receivable for capital stock sold	91,703
Receivable for variation margin on exchange-traded derivatives	9,076
Receivable for investment securities sold	1,565

Total assets	536,599,977

LIABILITIES
Payable for collateral received on securities loaned	22,314,387
Unrealized depreciation on total return swaps	1,633,407
Advisory fee payable	304,586
Unrealized depreciation on forward currency exchange contracts	209,024
Distribution fee payable	108,695
Payable for capital stock redeemed	95,584
Payable for variation margin on exchange-traded derivatives	88,479
Administrative fee payable	12,102
Transfer Agent fee payable	99
Collateral due to Securities Lending Agent	3
Accrued expenses	269,773

Total liabilities	25,036,139

NET ASSETS	$511,563,838

COMPOSITION OF NET ASSETS
Capital stock, at par	$45,440
Additional paid-in capital	491,117,898
Undistributed net investment income	3,557,886
Accumulated net realized loss on investment and foreign currency transactions	(3,756,044)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	20,598,658

	$511,563,838

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$399,730	35,281	$11.33
B	$511,164,108	45,404,309	$11.26

(a)	Includes securities on loan with a value of $21,621,227 (see Note E).

See notes to financial statements.

27

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2015	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $200,554)	$5,593,948
Affiliated issuers	222,356
Interest	1,584,283
Securities lending income	355,205

7,755,792

EXPENSES
Advisory fee (see Note B)	3,609,273
Distribution fee—Class B	1,288,044
Transfer agency—Class A	3
Transfer agency—Class B	3,365
Custodian	265,154
Audit and tax	112,924
Administrative	50,768
Legal	44,181
Printing	42,960
Directors’ fees	21,157
Miscellaneous	114,375

Total expenses	5,552,204

Net investment income	2,203,588

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(5,636,232)
Futures	4,685,452
Options written	292,437
Swaptions written	218,592
Swaps	1,888,510
Foreign currency transactions	(1,800,575)
Net change in unrealized appreciation/depreciation of:
Investments	(7,463,247)
Futures	(1,193,988)
Swaps	(2,530,244)
Foreign currency denominated assets and liabilities	911,629

Net loss on investment and foreign currency transactions	(10,627,666)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(8,424,078)

See notes to financial statements.

28

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,203,588	$1,879,095
Net realized gain (loss) on investment transactions and foreign currency transactions	(351,816)	11,045,036
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(10,275,850)	5,328,537

Net increase (decrease) in net assets from operations	(8,424,078)	18,252,668
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(3,081)	(1,822)
Class B	(3,424,561)	(1,663,749)
Net realized gain on investment transactions
Class A	(6,189)	(12,606)
Class B	(9,052,556)	(16,600,682)
CAPITAL STOCK TRANSACTIONS
Net increase	50,524,230	94,188,367

Total increase	29,613,765	94,162,176
NET ASSETS
Beginning of period	481,950,073	387,787,897

End of period (including undistributed net investment income of $3,557,886 and $2,812,919, respectively)	$511,563,838	$481,950,073

See notes to financial statements.

29

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2015	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Dynamic Asset Allocation Portfolio. Prior to May 1, 2015, the Fund was known as AllianceBernstein Variable Products Series Fund, Inc. The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

30

AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a

31

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$11,847,898		$18,531,783		$–0	–^	$30,379,681
Health Care	10,565,578		8,812,621		–0	–	19,378,199
Consumer Discretionary	9,030,934		9,826,749		–0	–	18,857,683
Information Technology	14,542,279		3,728,823		–0	–	18,271,102
Industrials	7,060,094		9,413,580		–0	–	16,473,674
Consumer Staples	7,487,836		8,337,685		–0	–	15,825,521
Energy	4,481,753		3,371,753		–0	–	7,853,506
Materials	1,939,759		4,716,236		–0	–	6,655,995
Telecommunication Services	1,700,996		3,594,604		–0	–	5,295,600
Utilities	2,038,188		2,840,905		–0	–	4,879,093
Governments—Treasuries	–0	–	94,163,798		–0	–	94,163,798
Investment Companies	57,467,530		–0	–	–0	–	57,467,530
Inflation-Linked Securities	–0	–	33,115,095		–0	–	33,115,095
Rights	–0	–	–0	–	–0	–^	–0	–^
Short-Term Investments:
Investment Companies	151,610,994		–0	–	–0	–	151,610,994
U.S. Treasury Bills	–0	–	25,537,808		–0	–	25,537,808
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	22,314,390		–0	–	–0	–	22,314,390

Total Investments in Securities	302,088,229		225,991,440		–0	–^	528,079,669
Other Financial Instruments*:
Assets:
Futures	23,079		855,981		–0	–	879,060	#
Forward Currency Exchange Contracts	–0	–	802,313		–0	–	802,313
Centrally Cleared Credit Default Swaps	–0	–	45,149		–0	–	45,149	#
Liabilities:
Futures	(493,166)		(525,607)		–0	–	(1,018,773	)#
Forward Currency Exchange Contracts	–0	–	(209,024)		–0	–	(209,024)
Centrally Cleared Credit Default Swaps	–0	–	(160,958)		–0	–	(160,958	)#
Total Return Swaps	–0	–	(1,633,407)		–0	–	(1,633,407)

Total+	$301,618,142		$225,165,887		$–0	–^	$526,784,029

^	Less than $0.50.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

32

AB Variable Products Series Fund

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks		Rights		Total
Balance as of 12/31/14	$–0	–^	$–0	–	$–0	–^
Accrued discounts/(premiums)	–0	–	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–	–0	–
Change in unrealized appreciation/depreciation	–0	–	–0	–^	–0	–^
Purchases	–0	–	–0	–	–0	–
Sales	–0	–	–0	–	–0	–
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 12/31/15	$–0	–^	$–0	–^	$–0	–^

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/15*	$–0	–	$–0	–^	$–0	–^

^	Less than $0.50.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

33

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively. The Expense Caps will remain in effect until May 1, 2016 and then may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2015, there were no expenses waived by the Adviser. Under the agreement, fees waived and expenses borne by the Adviser were subject to repayment by the Fund until April 1, 2015. No repayment would have been made that would have caused the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Portfolio on or before April 1, 2012. No repayments were made under this provision.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2015, the reimbursement for such services amounted to $50,768.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,262 for the year ended December 31, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for

34

AB Variable Products Series Fund

direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended December 31, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)	Dividend Income (000)
$142,292	$306,085	$296,766	$151,611	$187

Brokerage commissions paid on investment transactions for the year ended December 31, 2015 amounted to $133,039, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$220,197,779	$242,457,112
U.S. government securities	106,836,711	100,087,662

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$510,377,205

Gross unrealized appreciation	33,343,077
Gross unrealized depreciation	(15,640,613)

Net unrealized appreciation	$17,702,464

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in

35

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options

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AB Variable Products Series Fund

which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended December 31, 2015, the Portfolio held purchased options for hedging and non-hedging purposes. During the year ended December 31, 2015, the Portfolio held written options for hedging and non-hedging purposes.

For the year ended December 31, 2015, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/14	–0	–	$–0	–
Options written	36,932		1,682,810
Options expired	(6,600)		(164,182)
Options bought back	(30,332)		(1,518,628)
Options exercised	–0	–	–0	–

Options written outstanding as of 12/31/15	–0	–	$–0	–

	Notional Amount		Premiums Received
Swaptions written outstanding as of 12/31/14	–0	–	$–0	–
Swaptions written	16,000,000		234,432
Swaptions expired	–0	–	–0	–
Swaptions bought back	(16,000,000)		(234,432)
Swaptions exercised	–0	–	–0	–

Swaptions written outstanding as of 12/31/15	–0	–	$–0	–

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the

37

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of December 31, 2015, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If

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AB Variable Products Series Fund

the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended December 31, 2015, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended December 31, 2015, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At December 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$8,630	*	Receivable/Payable for variation margin on exchange-traded derivatives	$302,338	*

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DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on centrally cleared credit default swaps	$45,149	*	Unrealized depreciation on centrally cleared credit default swaps	$160,958	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	870,430	*	Receivable/Payable for variation margin on exchange-traded derivatives	716,435	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	802,313		Unrealized depreciation on forward currency exchange contracts	209,024
Equity contracts				Unrealized depreciation on total return swaps	1,633,407

Total		$1,726,522			$3,022,162

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended December 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$207,800	$(698,574)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	4,477,652	(495,414)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(1,728,017)	918,520
Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(107,712)	–0	–
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,283,720)	–0	–
Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	218,592	–0	–
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	292,437	–0	–

40

AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(736,935)	$173,582
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,625,445	(2,703,826)

Total		$3,965,542	$(2,805,712)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2015:

Futures:
Average original value of buy contracts	$97,426,691
Average original value of sale contracts	$4,683,486	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$45,485,846
Average principal amount of sale contracts	$36,461,653

Purchased Options:
Average monthly cost	$822,059	(b)

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$33,578,970	(c)
Average notional amount of sale contracts	$26,074,739
Total Return Swaps:
Average notional amount	$29,059,225

(a)	Positions were open for ten months during the year.

(b)	Positions were open for six months during the year.

(c)	Positions were open for five months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of December 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$9,076	$–0	–	$–0	–	$–0	–	$9,076

Total	$9,076	$–0	–	$–0	–	$–0	–	$9,076

OTC Derivatives:
BNP Paribas SA	$17,179	$(17,179)		$–0	–	$–0	–	$–0	–
Credit Suisse International	45,602	–0	–	–0	–	–0	–	45,602
Morgan Stanley Capital Services LLC	147,014	–0	–	–0	–	–0	–	147,014
Royal Bank of Scotland PLC	299,200	–0	–	–0	–	–0	–	299,200
Standard Chartered Bank	148,619	–0	–	–0	–	–0	–	148,619
State Street Bank & Trust Co.	13,298	(8,970)		–0	–	–0	–	4,328
UBS AG	131,401	(63,121)		–0	–	–0	–	68,280

Total	$802,313	$(89,270)		$–0	–	$–0	–	$713,043	^

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DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged		Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$88,479	$–0	–	$(88,479)		$–0	–	$–0	–

Total	$88,479	$–0	–	$(88,479)		$–0	–	$–0	–

OTC Derivatives:
Barclays Bank PLC	$91,810	$–0	–	$–0	–	$–0	–	$91,810
BNP Paribas SA	75,294	(17,179)		–0	–	–0	–	58,115
Citibank, NA	160,302	–0	–	–0	–	–0	–	160,302
Deutsche Bank AG	32,950	–0	–	–0	–	–0	–	32,950
Goldman Sachs International	1,409,984	–0	–	–0	–	(1,393,573)		16,411
State Street Bank & Trust Co.	8,970	(8,970)		–0	–	–0	–	–0	–
UBS AG	63,121	(63,121)		–0	–	–0	–	–0	–

Total	$1,842,431	$(89,270)		$–0	–	$(1,393,573)		$359,588	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at December 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2015, the Portfolio had securities on loan with a value of $21,621,227 and had received cash collateral which has been invested into AB Exchange Reserves of $22,314,390. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $355,205 and $35,718 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2015; these amounts are

42

AB Variable Products Series Fund

reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)
$6,894	$1,066,611	$1,051,191	$22,314

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Class A
Shares sold	16,626	25,879	$193,334	$306,156
Shares issued in reinvestment of dividends and distributions	769	1,199	8,969	13,912
Shares redeemed	(11,885)	(20,202)	(140,688)	(241,602)

Net increase	5,510	6,876	$61,615	$78,466

Class B
Shares sold	10,015,664	10,708,222	$118,142,651	$125,493,251
Shares issued in reinvestment of dividends and distributions	1,074,687	1,581,336	12,477,117	18,264,431
Shares redeemed	(6,926,352)	(4,228,715)	(80,157,153)	(49,647,781)

Net increase	4,163,999	8,060,843	$50,462,615	$94,109,901

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-U.S.) Risk—The Portfolio’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk—ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETFs expenses and runs the risk that the ETF may not achieve its investment objectives.

43

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk—The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$8,554,468	$10,233,755
Net long-term capital gains	3,931,919	8,045,104

Total taxable distributions paid	$12,486,387	$18,278,859

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AB Variable Products Series Fund

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,070,859
Undistributed net capital gain	110,904
Accumulated capital and other losses	(10,347	)(a)
Unrealized appreciation/(depreciation)	17,229,083	(b)

Total accumulated earnings/(deficit)	$20,400,499

(a)	As of December 31, 2015, the Portfolio had cumulative deferred losses on straddles of $10,347.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), return of capital distributions received from underlying securities, the tax treatment of corporate restructurings, the tax treatment of Treasury inflation-protected securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2015, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency, the tax treatment of swaps and swap clearing fees, the tax treatment of Treasury inflation-protected securities and passive foreign investment companies (PFICs), the redesignation of dividends, the tax treatment of offering costs, and return of capital distributions received from underlying securities resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

45

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,							April 1, 2011(a) to December 31, 2011
	2015	2014		2013		2012
Net asset value, beginning of period	$11.74	$11.74		$10.53		$9.75		$10.00

Income From Investment Operations
Net investment income (loss) (b)	.08	.08	(c)	.03	(c)	(.01	)(c)	.03	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)	.44		1.26		.81		(.28)

Net increase (decrease) in net asset value from operations	(.11)	.52		1.29		.80		(.25)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.07)		(.04)		(.01)		–0	–
Distributions from net realized gain on investment transactions	(.20)	(.45)		(.04)		(.01)		–0	–

Total dividends and distributions	(.30)	(.52)		(.08)		(.02)		–0	–

Net asset value, end of period	$11.33	$11.74		$11.74		$10.53		$9.75

Total Return
Total investment return based on net asset value (d)	(1.09)%	4.45%		12.31%		8.22%		(2.50)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$400	$350		$269		$27		$9,742
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.83%	.85%		.85%		.85%		.85	%^
Expenses, before waivers/reimbursements	.83%	.85%		.89%		1.22%		2.53	%^
Net investment income (loss)	.67%	.69	%(c)	.31	%(c)	(.14	)%(c)	.36	%(c)^
Portfolio turnover rate	93%	53%		52%		51%		68%

See footnote summary on page 47.

46

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,							April 1, 2011(a) to December 31, 2011
	2015	2014		2013		2012
Net asset value, beginning of period	$11.68	$11.68		$10.49		$9.74		$10.00

Income From Investment Operations
Net investment income (b)	.05	.05	(c)	.01	(c)	.01	(c)	.06	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)	.45		1.25		.76		(.32)

Net increase (decrease) in net asset value from operations	(.14)	.50		1.26		.77		(.26)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.05)		(.03)		(.01)		–0	–
Distributions from net realized gain on investment transactions	(.20)	(.45)		(.04)		(.01)		–0	–

Total dividends and distributions	(.28)	(.50)		(.07)		(.02)		–0	–

Net asset value, end of period	$11.26	$11.68		$11.68		$10.49		$9.74

Total Return
Total investment return based on net asset value (d)	(1.30)%	4.21%		12.04%		7.90%		(2.60)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$511,164	$481,600		$387,519		$220,663		$51,687
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.08%	1.10%		1.10%		1.10%		1.10	%^
Expenses, before waivers/ reimbursements	1.08%	1.10%		1.14%		1.29%		2.45	%^
Net investment income	.43%	.44	%(c)	.05	%(c)	.12	%(c)	1.02	%(c)^
Portfolio turnover rate	93%	53%		52%		51%		68%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

47

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Dynamic Asset Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Dynamic Asset Allocation Portfolio (the “Fund”) (formerly AllianceBernstein Dynamic Asset Allocation Portfolio), one of the series constituting AB Variable Products Series Fund, Inc. (formerly AllianceBernstein Variable Products Series Fund, Inc.), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period April 1, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Dynamic Asset Allocation Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period April 1, 2011 to December 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2016

48

2015 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2015. For corporate shareholders, 14.12% of dividends paid qualify for the dividends received deduction.

49

DYNAMIC ASSET
ALLOCATION PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Vadim Zlotnikov (2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street	One Battery Park Plaza New York, NY 10004
Boston, MA 02210

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Messrs. Loewy and Zlotnikov are the investment professionals primarily responsible for the day-to-day management of the Portfolio’s portfolio.

50

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	110	None

51

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (1990)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

52

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

53

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Vadim Zlotnikov 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI,** with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS,** with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

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DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Dynamic Asset Allocation Portfolio (the “Portfolio”) at a meeting held on August 4-5, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for the calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors.

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DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Portfolio’s profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the August 2015 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) World Index, the Barclays U.S. Treasury Index and its blended benchmark (a 60%/40% blend of the MSCI World Index and the Barclays U.S. Treasury Index), in each case for the 1- and 3-year periods ended May 31, 2015 and (in the case of comparison with the indices) the since inception period (April 2011 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period. It outperformed the Barclays U.S. Treasury Index (its secondary benchmark) in all periods but lagged the MSCI World Index (its primary benchmark) in all periods and lagged its blended benchmark in all periods except the 1-year period. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the directors showed that the Portfolio’s contractual advisory fee rate of 70 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 1 basis point in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser pursuant to the Advisory Agreement was more than the Expense Group median.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate being paid under the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising other registered investment companies pursuing a similar investment style. The directors also noted that the Adviser advises another AB Fund with a somewhat similar investment style as the Portfolio for a lower fee.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In

56

AB Variable Products Series Fund

light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense cap by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, reflecting a cap by the Adviser, was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Portfolio’s expense ratio, the directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints, and that they had previously discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB Dynamic Asset Allocation Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Net Assets 06/30/15 ($MM)	Advisory Fee
Dynamic Asset Allocation Portfolio	$525.2	0.70% of average daily net assets

1	The information in the fee evaluation was completed on July 23, 2015 and discussed with the Board of Directors on August 4-5, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

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AB Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $48,567 (0.010% of the Portfolio’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The agreement for such reimbursement is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. Set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/14)	Fiscal Year End
Dynamic Asset Allocation Portfolio[4]	Class A 0.85% Class B 1.10%	0.85% 1.10%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed by the Portfolio for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.5 In addition to the AB institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on June 30, 2015 net assets:6

4	The Portfolio’s percentage of net assets allocated to ETFs as of April 30, 2015 is 17.86%. The Portfolio’s underlying expense ratio related to such ETF holdings is 0.0406%.

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Portfolio	Net Assets 6/30/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Dynamic Asset Allocation Portfolio	$525.2	Dynamic All Market 0.60% on 1st $500 million 0.50% on next the balance	0.595%	0.700%
		Minimum account size: $25m

The Adviser manages AB Cap Fund (“ACF”)—AB All Market Growth Portfolio—(“All Market Growth Portfolio”), a retail mutual fund which has a somewhat similar investment style as the Portfolio. The advisory fee schedule of All Market Growth Portfolio is set forth below.

Portfolio	AB Fund	Fee
Dynamic Asset Allocation Portfolio	ACF—All Market Growth Portfolio[7]	0.60% of average daily net assets

The Adviser manages the Sanford C. Bernstein Fund, Inc. Overlay Portfolios (the “Overlay Portfolios”), which utilize the Adviser’s DAA strategy. Unlike the Dynamic Asset Allocation Portfolio, the Overlay Portfolios are not designed as stand-alone investments and are used in conjunction with globally diversified Private Client portfolios.8 The advisory fee schedules of the Overlay Portfolios are set forth below. Also shown are what would have been the effective advisory fees of the Portfolio had the Overlay Portfolios’ fee schedules been applicable to the Portfolio based on June 30, 2015 net assets:

Portfolio	Overlay Portfolio	Fee[9]	Portfolio Advisory Fee
Dynamic Asset Allocation Portfolio	Overlay A Portfolio Tax-Aware Overlay A Portfolio	0.90% of average daily net assets	0.700%
	Overlay B Portfolio Tax-Aware Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65% of average daily net assets

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Dynamic Diversified Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[10]
Dynamic Asset Allocation Portfolio	Dynamic Diversified Portfolio Class A Class I (Institutional)	1.70% 0.90%

7	ACF—All Market Growth Portfolio was not in existence at the time of the NYAG settlement. Accordingly, the retail mutual fund’s advisory fee schedule does not follow any of the NYAG related categories.

8	Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g. 80% equity and 20% fixed-income). The other Overlay Portfolios are intended for use in Private Client accounts that have a higher fixed income weighting (e.g. 70% fixed- income and 30% equity). The Overlay Portfolios will gain exposure to various asset classes through direct investments in equity and debt securities as well as derivatives.

9	The advisory fees of each Overlay Portfolio are based on the percentage of each portfolio’s average daily net assets, not an aggregate of the assets in the portfolios shown.

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution-related services, unlike Class I shares, whose fee is for only investment advisory services.

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AB Variable Products Series Fund

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on June 30, 2015 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Dynamic Asset Allocation Portfolio	Client #1	0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance	0.329%	0.700%

	Client #2	0.40% on 1st $250 million 0.35% on next $250 million 0.325% on next $500 million 0.30% on the balance	0.371%	0.700%

	Client #3	0.40% on first $250 million 0.35% on next $500 million 0.30% on the balance	0.374%	0.700%

	Client #4[11]	0.35% on first $400 million 0.30% on the balance	0.338%	0.700%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the Portfolio’s contractual management fee13 estimated at the approximate current asset level of the Portfolio to the median of the Portfolio’s Lipper Expense Group (“EG”).14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

11	The client is an affiliate of the Adviser.

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. In addition, there are limitations in Lipper’s expense category data because different funds categorize expenses differently.

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DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[15]	Lipper EG Median (%)	Lipper EG Rank
Dynamic Asset Allocation Portfolio[16]	0.700	0.700	5/9

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.17

Portfolio	Total Expense Ratio (%)[18]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Dynamic Asset Allocation Portfolio[19]	0.850	0.730	6/9	0.730	11/15

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AB Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2014, ABI received $1,082,584 in Rule 12b-1 fees from the Portfolio.

15	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

16	The Portfolio’s EG consists of the Portfolio, six other Flexible Portfolio (“FX”) funds and two Alternative Other (“ALT”) funds

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	Most recently completed fiscal year Class A total expense ratio.

19	The Portfolio’s EU consists of the Portfolio, the EG, and all other FX and ALT funds.

62

AB Variable Products Series Fund

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $2,143,984 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AB Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of approximately $1,385 from the Portfolio.20

The Portfolio did not effect any brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB.” The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The

20	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2014.

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

63

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $485 billion as of June 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 and 3 year net performance ranking and return24 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)25 for the periods ended May 31, 2015.26

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Dynamic Asset Allocation Portfolio
1 year	5.57	4.93	4.72	2/7	4/15
3 year	9.62	10.61	10.27	7/7	10/13

Set forth below are the 1 year, 3 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark for the periods ended May 31, 2015.27

	Periods Ending May 31, 2015 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	Since Inception (%)
Dynamic Asset Allocation	5.57	9.61	6.29
60% MSCI World/ 40% Barclays US Aggregate Government—Treasury	4.77	10.54	7.26
MSCI World Net Index	5.70	17.09	9.33
Barclays US Aggregate Government—Treasury	3.07	1.07	3.55
Inception Date: April 1, 2011

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. However, the Senior Officer recommended that the Directors discuss with the Adviser the proposed advisory fee schedule of the Portfolio, which lacks potential for sharing economies of scale through breakpoints, should the Portfolio’s assets, which currently remain low, grow to a substantial level. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 28, 2015

24	The performance rankings are for the Class A shares of the Portfolio. The performance return of the Portfolio shown was provided by Lipper.

25	The Portfolio’s EG is not identical to the Portfolio’s PG as the criteria for including/excluding a fund from an EG is somewhat different from that of a PG. The Portfolio’s EU is identical to the Portfolio’s PU.

26	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

27	The performance returns shown in the table are for the Class A shares of the Portfolio. The performance returns for the Portfolio and the benchmark were provided by the Adviser.

64

VPS-DAA-0151-1215

DEC    12.31.15

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	GLOBAL BOND PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL BOND PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2016

The following is an update of AB Variable Products Series Fund—Global Bond Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2015. The Portfolio commenced operations on April 29, 2015.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to generate current income consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. In addition, the Portfolio will, under normal circumstances, invest at least 40% of its net assets in the fixed-income securities of non-US corporate and governmental issuers, and invest in issuers located in at least three countries. The Portfolio may invest in a broad range of fixed-income securities in both developed and emerging markets. The Portfolio may invest across all fixed-income sectors, including US and non-US Government and corporate debt securities. The Portfolio’s investments may be denominated in local currency or US dollar-denominated. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. For a period of time after the Portfolio’s inception, the Portfolio may gain up to approximately 50% of its exposure to fixed-income securities through investment in the AB Global Bond Fund, another investment company advised by AllianceBernstein L.P. (the “Adviser”) that has investment objectives and policies substantially similar to those of the Portfolio.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Adviser will actively manage the Portfolio’s assets in relation to market conditions and general economic conditions and adjust the Portfolio’s investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US dollar. While the Adviser expects to hedge some or all of the foreign currency exposure resulting from the Portfolio’s securities positions through the use of currency-related derivatives, it is not required to do so.

Under normal circumstances, the Portfolio invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Portfolio expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. For example, the Adviser may enter into futures and swaps on interest rates, credit default swaps to gain or hedge exposure to specific fixed-income securities, and currency-related derivatives as noted above. In addition, the Portfolio may borrow money for investment purposes, and expects to enter into transactions such as reverse repurchase agreements and dollar rolls that are functionally equivalent to borrowings. These derivatives and borrowing transactions will at times create aggregate exposure to fixed-income securities for the Portfolio substantially in excess of its net assets, effectively leveraging the Portfolio.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Barclays Global Aggregate Bond Index (US dollar hedged), for the period since the Portfolio’s inception through December 31, 2015.

All share classes of the Portfolio underperformed the benchmark for the reporting period. Yield curve positioning contributed to relative returns, mainly from positioning along the long end of the US curve. Currency positioning also contributed, specifically the Portfolio’s long US dollar position versus short positions in the Australian dollar, New Zealand dollar, South Korean won and Canadian dollar. Country positioning detracted, mainly from an overweight to Brazil and the US, and an underweight to Japan. Sector allocation also detracted, mainly from an overweight to non-investment grade corporates and an underweight to mortgage-pass through securities. Security selection was immaterial for the period.

The Portfolio utilized derivatives including Treasury futures and currency forwards for hedging and investment purposes, which added to absolute returns for the reporting period; credit default swaps for hedging and investment purposes detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

Bond markets were volatile for the reporting period, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. While oil prices began to rebound in August, they again fell in the third quarter of 2015, ending the year below $40/barrel, and remained well below their price range in late 2014. These dynamics caused volatility within government bond

1

AB Variable Products Series Fund

yields, with the yield on the 10-year US Treasury ranging from 2.1% to 2.5%, ultimately ending the period at 2.3%. Adding to the volatility, the US Federal Reserve raised the target on official rates by 25 basis points, lifting the range to 0.25%-0.50%, which was the first interest rate hike in nine years.

In other markets, including many in Europe where the European Central Bank implemented its quantitative easing program, some yields ended the period in negative territory. In emerging markets, political and economic instability across regions negatively affected the investment environment. Slower growth in China, Brazil and other emerging-market economies caused further pressure on credit markets at the end of the period. Against this backdrop, fixed-income returns diverged between regions and sectors. Credit securities generally underperformed developed-market Treasuries; developed-market Treasuries generally outperformed emerging-market local currency Treasuries; and investment-grade securities generally outperformed high yield, which posted some of the worst returns across the fixed-income markets, specifically within the energy and commodities sectors.

2

GLOBAL BOND PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The unmanaged Barclays Global Aggregate Bond Index (US dollar hedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including US Federal Reserve actions, and market reaction to these initiatives. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

GLOBAL BOND PORTFOLIO
DISCLOSURES AND RISKS
(continued from previous page)	AB Variable Products Series Fund

Non-Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end. The Portfolio has been in operation only for a short period of time, and therefore has a limited historical performance period. This limited performance period is unlikely to be representative of the performance the Portfolio will achieve over a longer period.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL BOND PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2015 (unaudited)	Since Inception*
Global Bond Portfolio Class A	-0.40%
Global Bond Portfolio Class B	-0.60%
Barclays Global Aggregate Bond Index (US dollar hedged)	-0.39%
* Inception date: 4/29/2015.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.79% and 1.04% for Class A and Class B, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.64% and 0.89% for Class A and Class B, respectively. These waivers/reimbursements may not be terminated before May 1, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GLOBAL BOND PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

4/29/15* – 12/31/15 (unaudited)

*	Inception date: 4/29/2015.

This chart illustrates the total value of an assumed $10,000 investment in Global Bond Portfolio Class A shares (from 4/29/15* to 12/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

GLOBAL BOND PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,010.10	$1.93	0.38%
Hypothetical (5% annual return before expenses)	$1,000	$1,023.29	$1.94	0.38%

Class B
Actual	$1,000	$1,008.10	$3.19	0.63%
Hypothetical (5% annual return before expenses)	$1,000	$1,022.03	$3.21	0.63%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

GLOBAL BOND PORTFOLIO
SECURITY TYPE BREAKDOWN*
December 31, 2015 (unaudited)	AB Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Investment Companies	$4,976,748	49.7%
Governments—Treasuries	3,294,737	32.9
Corporates—Investment Grade	310,609	3.1
Inflation-Linked Securities	246,213	2.4
Governments—Sovereign Agencies	121,592	1.2
Mortgage Pass-Throughs	86,109	0.9
Commercial Mortgage-Backed Securities	38,998	0.4
Corporates—Non-Investment Grade	18,315	0.2
Local Governments—Provincial Bonds	11,074	0.1
Short-Term Investments	908,999	9.1

Total Investments	$10,013,394	100.0%

COUNTRY BREAKDOWN†

December 31, 2015 (unaudited)

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$6,888,500	68.8%
United Kingdom	472,686	4.7
Canada	413,023	4.1
Italy	381,896	3.8
Germany	290,487	2.9
France	209,845	2.1
Ireland	134,494	1.4
Australia	111,908	1.1
Spain	52,314	0.5
Brazil	43,653	0.4
Belgium	40,460	0.4
Portugal	39,634	0.4
South Africa	16,934	0.2
Other	8,561	0.1
Short-Term	908,999	9.1

Total Investments	$10,013,394	100.0%

*	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

†	All data are as of December 31, 2015. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.1% or less in the following countries: New Zealand and Switzerland.

7

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2015	AB Variable Products Series Fund

Company	Shares			U.S. $ Value

INVESTMENT COMPANIES–50.0%
FUNDS AND INVESTMENT TRUSTS–50.0%
AB Global Bond Fund, Inc.–Class Z(a) (cost $5,161,896)			610,644	$4,976,748

	Principal Amount (000)
GOVERNMENTS–TREASURIES–33.1%
AUSTRALIA–1.1%
Australia Government Bond
Series 142 4.25%, 4/21/26(b)		AUD	110	89,806
Series 144 3.75%, 4/21/37(b)			29	22,102

				111,908

BELGIUM–0.4%
Belgium Government Bond Series 71 3.75%, 6/22/45(b)		EUR	27	40,460

BRAZIL–0.4%
Brazil Notas do Tesouro Nacional
Series B 6.00%, 8/15/50–5/15/55		BRL	37	21,828
Series F 10.00%, 1/01/25			121	21,825

				43,653

CANADA–2.7%
Canadian Government Bond 1.25%, 8/01/17		CAD	360	263,333

FRANCE–2.1%
France Government Bond OAT
2.50%, 5/25/30(b)		EUR	12	14,763
3.50%, 4/25/20(b)			156	195,082

				209,845

GERMANY–2.9%
Bundesrepublik Deutschland
0.50%, 2/15/25(b)			110	118,299
1.00%, 8/15/25(b)			120	134,888
2.25%, 9/04/21(b)			26	31,784
Series 00 6.25%, 1/04/30(b)			3	5,516

				290,487

IRELAND–1.4%
Ireland Government Bond
2.40%, 5/15/30(b)			10	11,866
3.40%, 3/18/24(b)			19	24,572
5.40%, 3/13/25			66	98,056

				134,494

ITALY–3.8%
Italy Buoni Poliennali Del Tesoro 3.75%, 5/01/21		EUR	232	$292,039
5.00%, 8/01/34(b)			18	27,430
5.50%, 11/01/22			20	28,010
6.00%, 5/01/31			21	34,417

				381,896

PORTUGAL–0.4%
Portugal Obrigacoes do Tesouro OT 2.875%, 10/15/25(b)			35	39,634

SOUTH AFRICA–0.2%
South Africa Government Bond Series R186 10.50%, 12/21/26		ZAR	248	16,934

SPAIN–0.5%
Spain Government Bond 1.95%, 7/30/30(b)		EUR	13	13,486
4.20%, 1/31/37(b)			21	28,053
5.15%, 10/31/44(b)			7	10,775

				52,314

UNITED KINGDOM–4.7%
United Kingdom Gilt 1.75%, 9/07/22(b)		GBP	65	96,583
2.25%, 9/07/23(b)			78	119,007
3.25%, 1/22/44(b)			65	106,652
4.75%, 3/07/20(b)			56	94,660
5.00%, 3/07/25(b)			25	46,706

				463,608

UNITED STATES–12.5%
U.S. Treasury Bonds 2.875%, 5/15/43	$		54	52,650
3.00%, 11/15/44–11/15/45			75	74,753
3.625%, 8/15/43			90	101,359
6.25%, 5/15/30			90	130,496
U.S. Treasury Notes 0.875%, 4/30/17			325	324,860
2.00%, 2/15/25			198	193,553
2.125%, 6/30/21			150	151,887
2.25%, 11/15/25			20	19,955
2.50%, 5/15/24			42	42,917
2.625%, 8/15/20			148	153,741

				1,246,171

Total Governments–Treasuries (cost $3,398,902)				3,294,737

CORPORATES–INVESTMENT GRADE–3.1%
INDUSTRIAL–2.3%
BASIC–0.3%
Freeport-McMoRan, Inc. 2.30%, 11/14/17			5	4,263
Glencore Funding LLC 4.00%, 4/16/25(b)			5	3,475
International Paper Co. 3.80%, 1/15/26			4	3,941
5.15%, 5/15/46			3	2,854

8

AB Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Mosaic Co. (The) 5.625%, 11/15/43 $	5	$4,792
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25	10	9,078

		28,403

CAPITAL GOODS–0.1%
General Electric Co. Series B 4.10%, 12/15/22(c)	5	4,988

COMMUNICATIONS–MEDIA–0.4%
CCO Safari II LLC 3.579%, 7/23/20(b)	5	4,970
4.908%, 7/23/25(b)	5	4,995
Cox Communications, Inc. 2.95%, 6/30/23(b)	8	7,047
Mcgraw Hill Financial, Inc. 4.40%, 2/15/26	15	15,348
Time Warner, Inc. 3.60%, 7/15/25	5	4,867

		37,227

CONSUMER CYCLICAL– AUTOMOTIVE– 0.1%
General Motors Financial Co., Inc. 3.25%, 5/15/18	12	12,060

CONSUMER NON-CYCLICAL–0.6%
AbbVie, Inc. 2.50%, 5/14/20	4	3,960
3.60%, 5/14/25	10	9,869
Baxalta, Inc. 5.25%, 6/23/45(b)	5	5,017
Biogen, Inc. 2.90%, 9/15/20	4	3,990
Celgene Corp. 3.875%, 8/15/25	5	4,980
Gilead Sciences, Inc. 3.65%, 3/01/26	6	6,051
Kraft Heinz Foods Co. 2.80%, 7/02/20(b)	7	6,982
3.50%, 7/15/22(b)	7	7,048
Reynolds American, Inc. 4.45%, 6/12/25	10	10,458
5.85%, 8/15/45	3	3,335

		61,690

ENERGY–0.6%
Devon Energy Corp. 5.00%, 6/15/45	7	5,305
Energy Transfer Partners LP 4.65%, 6/01/21	5	4,694
EnLink Midstream Partners LP 4.15%, 6/01/25	13	9,999
Enterprise Products Operating LLC 3.70%, 2/15/26	10	8,970

Halliburton Co.
3.375%, 11/15/22 $	6	$5,905
5.00%, 11/15/45	6	5,931
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24	12	9,627
Schlumberger Holdings Corp. 2.35%, 12/21/18(b)	12	11,922

		62,353

TECHNOLOGY–0.2%
Hewlett Packard Enterprise Co. 4.90%, 10/15/25(b)	10	9,806
Hewlett-Packard Co. 4.65%, 12/09/21	10	9,962

		19,768

		226,489

FINANCIAL INSTITUTIONS–0.6%
BANKING–0.5%
Bank of America Corp. 3.875%, 8/01/25	20	20,302
Goldman Sachs Group, Inc. (The)
3.75%, 5/22/25	10	10,067
3.85%, 7/08/24	10	10,205
5.15%, 5/22/45	3	2,916
Morgan Stanley Series G 4.00%, 7/23/25	11	11,327

		54,817

INSURANCE–0.1%
MetLife, Inc. Series C 5.25%, 6/15/20(c)	9	9,158

		63,975

UTILITY–0.2%
ELECTRIC–0.2%
Entergy Corp. 4.00%, 7/15/22	8	8,161
Exelon Corp. 3.95%, 6/15/25(b)	12	11,984

		20,145

Total Corporates–Investment Grade (cost $320,224)		310,609

INFLATION-LINKED SECURITIES–2.5%
UNITED STATES–2.5%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $252,301)	248	246,213

9

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Principal Amount (000)			U.S. $ Value

GOVERNMENTS–SOVEREIGN AGENCIES–1.2%
GOVERNMENTS–SOVEREIGN AGENCIES–1.2%
Canada Housing Trust No. 1 1.70%, 12/15/17(b)		CAD	60	$44,201
3.80%, 6/15/21(b)			95	77,391

Total Governments–Sovereign Agencies (cost $133,979)				121,592

MORTGAGE PASS-THROUGHS–0.9%
AGENCY FIXED RATE 30-YEAR–0.8%
Federal National Mortgage Association 4.00%, 12/01/44	$		23	24,783
Government National Mortgage Association 3.50%, 2/01/46, TBA			48	49,402

				74,185

OTHER AGENCY FIXED RATE PROGRAMS–0.1%
Canadian Mortgage Pools 6.125%, 12/15/24		CAD	13	11,924

Total Mortgage Pass-Throughs (cost $86,768)				86,109

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.4%
NON-AGENCY FIXED RATE CMBS–0.4%
JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.669%, 11/15/48	$		10	8,812
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39			30	30,186

Total Commercial Mortgage-Backed Securities (cost $40,371)				38,998

CORPORATES–NON-INVESTMENT GRADE–0.2%
INDUSTRIAL–0.2%
BASIC–0.1%
Teck Resources Ltd. 4.50%, 1/15/21			10	5,100

CAPITAL GOODS–0.1%
Manitowoc Co., Inc. (The) 8.50%, 11/01/20	$		2	$2,070
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20			5	5,086

				7,156

COMMUNICATIONS–TELECOMMUNICATIONS–0.0%
T-Mobile USA, Inc. 6.50%, 1/15/26			2	2,019

CONSUMER CYCLICAL–RETAILERS–0.0%
Sally Holdings LLC/Sally Capital, Inc. 5.625%, 12/01/25			4	4,040

Total Corporates–Non-Investment Grade (cost $22,923)				18,315

LOCAL GOVERNMENTS–PROVINCIAL BONDS–0.1%
CANADA–0.1%
Province of Ontario Canada 2.60%, 6/02/25 (cost $11,675)		CAD	15	11,074

	Shares
SHORT-TERM INVESTMENTS–9.1%
INVESTMENT COMPANIES–9.1%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.30%(a)(d) (cost $908,999)			908,999	908,999

TOTAL INVESTMENTS–100.6% (cost $10,338,038)				10,013,394
Other assets less liabilities–(0.6)%				(55,659)

NET ASSETS–100.0%				$9,957,735

10

AB Variable Products Series Fund

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Mini Japan Government Bond Futures	6	March 2016	$742,566	$744,091	$1,525

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	BRL	177	USD	47	1/05/16	$2,558
State Street Bank & Trust Co.	USD	45	BRL	177	1/05/16	110
State Street Bank & Trust Co.	SGD	216	USD	153	1/08/16	1,307
State Street Bank & Trust Co.	USD	77	SGD	109	1/08/16	138
State Street Bank & Trust Co.	CAD	600	USD	450	1/14/16	16,666
State Street Bank & Trust Co.	USD	49	CNY	323	1/21/16	171
State Street Bank & Trust Co.	ZAR	286	USD	20	1/21/16	1,794
State Street Bank & Trust Co.	INR	3,279	USD	49	1/22/16	(256)
State Street Bank & Trust Co.	USD	49	INR	3,289	1/22/16	632
State Street Bank & Trust Co.	EUR	208	USD	227	1/27/16	525
State Street Bank & Trust Co.	EUR	1,045	USD	1,110	1/27/16	(25,946)
State Street Bank & Trust Co.	GBP	30	EUR	43	1/27/16	1,664
State Street Bank & Trust Co.	GBP	372	USD	564	1/28/16	15,861
State Street Bank & Trust Co.	USD	31	GBP	20	1/28/16	(904)
State Street Bank & Trust Co.	TWD	1,626	USD	50	1/29/16	519
State Street Bank & Trust Co.	BRL	177	USD	44	2/02/16	(144)
State Street Bank & Trust Co.	AUD	153	USD	110	2/05/16	(1,396)
State Street Bank & Trust Co.	USD	165	JPY	20,049	2/10/16	1,531
State Street Bank & Trust Co.	TWD	3,283	USD	99	6/21/16	(31)

						$14,799

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00%	4.04%	$218	$8,455	$(5,028)
CDX-NAIG Series 24, 5 Year Index, 6/20/20*	1.00	0.85	1,100	7,197	(9,882)

				$15,652	$(14,910)

*	Termination date

11

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, N.A.:
CDX-EM Series 23, 5 Year Index 6/20/20*	1.00%	3.53%	$147	$(14,645)	$(11,267)	$(3,378)
Barclays Bank PLC:
CMBX.NA.BB 6, 5/11/63*	5.00	5.82	6	(257)	(103)	(154)
CMBX.NA.BBB 7, 1/17/47*	3.00	3.88	100	(5,589)	(623)	(4,966)
Citigroup Global Markets, Inc.:
CMBX.NA.BB 6, 5/11/63*	5.00	5.82	6	(256)	(106)	(150)
Goldman Sachs International:
CMBX.NA.BB 6, 5/11/63*	5.00	5.82	11	(470)	(206)	(264)
CMBX.NA.BB 6, 5/11/63*	5.00	5.82	12	(512)	(198)	(314)

				$(21,729)	$(12,503)	$(9,226)

*	Termination date

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate market value of these securities amounted to $1,466,962 or 14.7% of net assets.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

INR—Indian Rupee

JPY—Japanese Yen

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

CDX-EM—Emerging Market Credit Default Swap Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CMBX.NA—North American Commercial Mortgage-Backed Index

INTRCONX—Inter-Continental Exchange

OAT—Obligations Assimilables du Trésor

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

12

GLOBAL BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2015	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $4,267,143)	$4,127,647
Affiliated issuers (cost $6,070,895)	5,885,747
Cash collateral due from broker	35,454
Foreign currencies, at value (cost $4,303)	4,202
Unrealized appreciation on forward currency exchange contracts	43,476
Interest and dividends receivable	41,988
Prepaid expenses	14,997
Receivable for investment securities sold and foreign currency transactions	590
Receivable due from Adviser	569
Receivable for variation margin on exchange-traded derivatives	227

Total assets	10,154,897

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	79,608
Audit and tax fee payable	34,052
Unrealized depreciation on forward currency exchange contracts	28,677
Custody fee payable	13,152
Upfront premium received on credit default swaps	12,503
Legal fee payable	11,972
Unrealized depreciation on credit default swaps	9,226
Transfer Agent fee payable	109
Accrued expenses	7,863

Total liabilities	197,162

NET ASSETS	$9,957,735

COMPOSITION OF NET ASSETS
Capital stock, at par	$1,000
Additional paid-in capital	9,997,041
Undistributed net investment income	302,201
Accumulated net realized gain on investment transactions and foreign currency transactions	(9,595)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(332,912)

$9,957,735

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$9,946,548	999,000	$9.96
B	$11,187	1,125	$9.94

See notes to financial statements.

13

GLOBAL BOND PORTFOLIO
STATEMENT OF OPERATIONS
For the period April 29, 2015(a) to December 31, 2015	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends—Affiliated issuers	$162,639
Interest	45,861
Other income	30

208,530

EXPENSES
Advisory fee (see Note B)	33,463
Distribution fee—Class B	17
Transfer agency—Class A	2,071
Transfer agency—Class B	2
Custodian	53,513
Administrative	37,826
Audit and tax	34,052
Amortization of offering expenses	31,003
Legal	21,095
Directors’ fees	15,708
Printing	12,499
Miscellaneous	1,708

Total expenses	242,957
Less: expenses waived and reimbursed by the Adviser (see Note B)	(217,805)

Net expenses	25,152

Net investment income	183,378

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(22,009)
Futures	11,739
Swaps	12,141
Foreign currency transactions	104,147
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	(185,148)
Investments	(139,496)
Futures	1,525
Swaps	(24,136)
Foreign currency denominated assets and liabilities	14,343

Net loss on investment and foreign currency transactions	(226,894)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(43,516)

(a)	Commencement of operations.

See notes to financial statements.

14

GLOBAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	April 29, 2015(a) to December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$183,378
Net realized gain on investment transactions and foreign currency transactions	106,018
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(332,912)

Net decrease in net assets from operations	(43,516)
CAPITAL STOCK TRANSACTIONS
Net increase	10,001,251

Total increase	9,957,735
NET ASSETS
Beginning of period	–0	–

End of period (including undistributed net investment income of $302,201)	$9,957,735

(a)	Commencement of operations.

See notes to financial statements.

15

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2015	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Bond Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). AB Global Bond Portfolio commenced operations on April 29, 2015. The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. As of December 31, 2015 AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of each class of shares of the Portfolio that is currently being offered. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

16

AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

17

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Investment Companies	$4,976,748		$–0	–	$–0	–	$4,976,748
Governments—Treasuries	–0	–	3,294,737		–0	–	3,294,737
Corporates—Investment Grade	–0	–	310,609		–0	–	310,609
Inflation-Linked Securities	–0	–	246,213		–0	–	246,213
Governments—Sovereign Agencies	–0	–	121,592		–0	–	121,592
Mortgage Pass-Throughs	–0	–	86,109		–0	–	86,109
Commercial Mortgage-Backed Securities	–0	–	–0	–	38,998		38,998
Corporates—Non-Investment Grade	–0	–	18,315		–0	–	18,315
Local Governments—Provincial Bonds	–0	–	11,074		–0	–	11,074
Short-Term Investments	908,999		–0	–	–0	–	908,999

Total Investments in Securities	5,885,747		4,088,649		38,998		10,013,394
Other Financial Instruments*:
Assets:
Futures	1,525		–0	–	–0	–	1,525	#
Forward Currency Exchange Contracts	–0	–	43,476		–0	–	43,476
Liabilities:
Forward Currency Exchange Contracts	–0	–	(28,677)		–0	–	(28,677)
Centrally Cleared Credit Default Swaps	–0	–	(14,910)		–0	–	(14,910	)#
Credit Default Swaps	–0	–	(9,226)		–0	–	(9,226)

Total^	$5,887,272		$4,079,312		$38,998		$10,005,582

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage- Backed Securities		Total
Balance as of 4/29/15^	$–0	–	$–0	–
Accrued discounts/(premiums)	(16)		(16)
Realized gain (loss)	–0	–	–0	–
Change in unrealized appreciation/depreciation	(1,373)		(1,373)
Purchases	40,387		40,387
Sales	–0	–	–0	–
Transfers in to Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–

Balance as of 12/31/15	$38,998		$38,998

Net change in unrealized appreciation/depreciation from investments held as of 12/31/15 *	$(1,373)		$(1,373)

^	Commencement of operations.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

18

AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

19

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $46,000 were deferred and amortized on a straight line basis over a one year period starting from April 29, 2015 (commencement of operations).

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses, excluding, among other items, the Portfolio’s proportionate share of the advisory fees and other expenses of AB Global Bond Fund, Inc. (“ABGB”) on an annual basis (the “Expense Caps”) to .64% and .89% of daily average net assets for Class A and Class B, respectively. Any fees waived and expenses borne by the Adviser through December 31, 2015 are subject to repayment by the Fund until December 31, 2018. Any fees waived and expenses borne by the Adviser from January 1, 2016 through April 27, 2016 are subject to repayment by the Fund until December 31, 2019, provided that no repayment will be made that would cause the Fund’s total annual fund operating expenses to exceed the net fee percentage set forth per the Expense Caps. The Expense Caps may not be terminated by the Adviser before May 1, 2017. For the period ended December 31, 2015, such reimbursements/waivers amounted to $162,259.

The Portfolio currently invests in ABGB, an open-end management investment company managed by the Adviser. The Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through April 29, 2016 in an amount equal to the Portfolio’s proportionate share of all advisory fees and other expenses of ABGB that are indirectly borne by the Portfolio. For the period ended December 31, 2015, such waiver amounted to $17,720.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended December 31, 2015, the Adviser voluntarily agreed to waive such fees amounting to $37,826.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $800 for the period ended December 31, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended December 31, 2015 is as follows:

Market Value April 29, 2015(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)	Dividend Income (000)
$0	$6,224	$5,315	$909	$1

(a)	Commencement of operations.

20

AB Variable Products Series Fund

A summary of the Portfolio’s transactions in shares of the ABGB Fund for the period ended December 31, 2015 is as follows:

AB Global Bond Fund, Inc.
						Distributions
Market Value 4/29/15(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 12/31/15 (000)	Income (000)	Realized Gains (000)
$0	$5,162	$0	$0	$(185)	$4,977	$162	$0

(a)	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended December 31, 2015 amounted to $161, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$9,251,982	$1,351,858
U.S. government securities	5,850,809	4,256,608

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$10,339,725

Gross unrealized appreciation	10,618
Gross unrealized depreciation	(336,949)

Net unrealized depreciation	$(326,331)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

21

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended December 31, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended December 31, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

22

AB Variable Products Series Fund

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of December 31, 2015, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and counterparty Sale Contracts outstanding.

23

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the period ended December 31, 2015, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At December 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,525	*
Credit contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$14,910	*

24

AB Variable Products Series Fund

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$43,476	Unrealized depreciation on forward currency exchange contracts	$28,677
Credit contracts			Unrealized depreciation on credit default swaps	9,226

Total		$45,001		$52,813

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the period ended December 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$11,739	$1,525
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	7,831	14,799
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	12,141	(24,136)

Total		$31,711	$(7,812)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the period ended December 31, 2015:

Futures:
Average original value of buy contracts	$774,360	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$365,855
Average principal amount of sale contracts	$2,536,905
Credit Default Swaps:
Average notional amount of sale contracts	$257,625	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$1,318,289

(a)	Positions were open for two months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

25

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of December 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$73	$–0	–	$–0	–	$–0	–	$73
Morgan Stanley & Co., LLC**	154	–0	–	–0	–	–0	–	154

Total	$227	$–0	–	$–0	–	$–0	–	$227

OTC Derivatives:
State Street Bank & Trust Co.	43,476	(28,677)		–0	–	–0	–	14,799

Total	$43,476	$(28,677)		$–0	–	$–0	–	$14,799	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged		Security Collateral Pledged		Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, N.A.	$14,645	$–0	–	$–0	–	$–0	–	$14,645
Barclays Bank PLC	5,846	–0	–	–0	–	–0	–	5,846
Citigroup Global Markets, Inc.	256	–0	–	–0	–	–0	–	256
Goldman Sachs International	982	–0	–	–0	–	–0	–	982
State Street Bank & Trust Co.	28,677	(28,677)		–0	–	–0	–	–0	–

Total	$50,406	$(28,677)		$–0	–	$–0	–	$21,729	^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at December 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the period ended December 31, 2015, the Portfolio had no transactions in dollar rolls.

26

AB Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	April 29, 2015(a) to December 31, 2015		April 29, 2015(a) to December 31, 2015
Class A
Shares sold	999,000		$9,990,000

Net increase	999,000		$9,990,000

Class B
Shares sold	1,125		$11,252
Shares redeemed	0	(b)	(1)

Net increase	1,125		$11,251

(a)	Commencement of operations

(b)	Share is less than 0.5

NOTE F : Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the

27

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Non-diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio was included as part of the facility on July 9, 2015.

NOTE H: Tax Information

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$290,931
Accumulated capital and other losses	(7,908	)(a)
Unrealized appreciation/(depreciation)	(323,329	)(b)

Total accumulated earnings/(deficit)	$(40,306)

(a)	As of December 31, 2015, the Portfolio had a net capital loss carryforward of $7,908.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2015, the Portfolio had a net short-term capital loss carryforward of $7,908 which may be carried forward for an indefinite period.

During the current fiscal period, permanent differences primarily due to the tax treatment of swaps and swap clearing fees, foreign currency reclassifications, the tax treatment of offering costs and paydown gain/loss reclassifications resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investment transactions and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I: New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

28

GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
April 29, 2015(a) to December 31, 2015
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income (b)(c)	.18
Net realized and unrealized loss on investment transactions and foreign currency transactions	(.22)

Net decrease in net asset value from operations	(.04)

Net asset value, end of period	$9.96

Total Return
Total investment return based on net asset value (d)	(.40)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,947
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)^	.38%
Expenses, before waivers/reimbursements (e)^	3.63%
Net investment income (c)^	2.74%
Portfolio turnover rate	62%

See footnote summary on page 30.

29

GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
April 29, 2015(a) to December 31, 2015
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income (b)(c)	.17
Net realized and unrealized loss on investment transactions and foreign currency transactions	(.23)

Net decrease in net asset value from operations	(.06)

Net asset value, end of period	$9.94

Total Return
Total investment return based on net asset value (d)	(.60)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)^	.64%
Expenses, before waivers/reimbursements (e)^	3.90%
Net investment income (c)^	2.55%
Portfolio turnover rate	62%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Expense ratios do not include expenses of ABGB, in which the Portfolio invests. For the period ended December 31, 2015, the estimated annualized blended expense ratios of acquired funds were .26% for both Class A and Class B Shares.

^	Annualized.

See notes to financial statements.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of the AB Global Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Global Bond Portfolio (the “Fund”), one of the series constituting AB Variable Product Series Fund, Inc., as of December 31, 2015, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period April 29, 2015 (commencement of operations) through December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Global Bond Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2015, and the results of its operations, changes in its net assets and financial highlights for the period April 29, 2015 (commencement of operations) through December 31, 2015 in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2016

31

GLOBAL BOND PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
William H. Foulk, Jr.(1)	Earl D. Weiner(1)
D. James Guzy(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer
Paul J. DeNoon(2), Vice President	Emilie D. Wrapp, Secretary
Scott DiMaggio(2), Vice President	Phyllis J. Clarke, Controller
Douglas J. Peebles(2), Vice President	Vincent S. Noto, Chief Compliance Officer
Matthew Sheridan(2), Vice President

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

PRINCIPAL UNDERWRITER AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. DeNoon, DiMaggio, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

32

GLOBAL BOND PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	110	None

Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

33

GLOBAL BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

William H. Foulk, Jr., ## 83 (1990)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

34

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

35

GLOBAL BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Paul J. DeNoon 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Scott DiMaggio 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Douglas J. Peebles 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Matthew Sheridan 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

36

GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of Global Bond Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is to generate current income consistent with the preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Portfolio invests significantly in fixed-income securities of companies located in at least three countries (including the United States). The Portfolio may invest in a broad range of fixed-income securities in both developed and emerging markets. The Portfolio may invest across all fixed-income sectors, including U.S. and non-U.S. government and corporate debt securities. The Portfolio’s investments may be denominated in local currency or U.S. dollar denominated. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. Under normal market circumstances invest at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment grade fixed-income securities.

The Adviser expects to utilize a variety of derivatives, including futures, interest rate and credit default swaps and currency derivatives, in its management of the Portfolio, and exposure through derivatives will generally count towards the percentage minimums and limits applicable to the Portfolio. In addition, the Portfolio is expected to enter into transactions such as reverse repurchase agreements and dollar rolls that are functionally equivalent to borrowings. These derivatives and borrowings are expected to create gross exposure to fixed income securities for the Portfolio substantially in excess of the Portfolio’s net assets, effectively leveraging the Portfolio.

The Adviser proposed the Barclays Capital Global Aggregate Bond Index (USD hedged) as the Portfolio’s benchmark. The Adviser expects Lipper and Morningstar to place the Portfolio in their respective World Bond and Global Income categories.

The Portfolio’s investment strategy would be substantially similar to that of AB Global Bond Fund, Inc. (“Global Bond Fund, Inc.”). At launch and for some period of time thereafter until Global Bond Portfolio can gather sufficient assets to make direct securities investments on a more efficient basis, the Portfolio intends to invest approximately 50% of its assets in Global Bond Fund, Inc.3

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	The information in the fee evaluation was completed on January 22, 2015 and discussed with the Board of Directors on February 3-4, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The Adviser proposed an Acquired Fund Fee Waiver Agreement so that shareholders of Global Bond Portfolio will not have to bear the fund expenses of any affiliated underlying funds in which the Global Bond Portfolio may invest.

37

GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.” 4

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The proposed advisory fee schedule for the Portfolio follows the advisory fee schedule of the High Income category of the NYAG settlement related fee categories.

Portfolio	Advisory Fee
Global Bond Portfolio	0.50% on the first $2.5 billion 0.45% on the next $2.5 billion 0.40% on the balance

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing certain clerical, legal, accounting, administrative and other services.

The Adviser proposed an Acquired Fund Fee Agreement, which provides for the Adviser to waive all fees or reimburse expenses for a one year period after shares of the Portfolio are offered to the public in an amount equal to the Portfolio’s share of all fees and expenses of any AB Mutual Fund, in which the Portfolio may invest, so shareholders of the Portfolio will not bear those expenses. At present, it is not expected that the Portfolio will invest in any AB Mutual Fund other than Global Bond Fund, Inc.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a two year period after the date the date that shares of the Portfolio is first offered to the public.5 The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidies. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser will have the ability to recoup expenses during the three year fiscal period after an advisory fee waiver and/or expense reimbursement was made even if the Portfolio’s Expense Limitation Agreement terminates prior to the end of such three year fiscal period.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Estimated Gross Expense Ratio[6]	Fiscal Year End
Global Bond Portfolio	Class A 0.64%	0.65%	December 31
	Class B 0.89%	0.90%

4	Jones v. Harris at 1427.

5	Prior to discussions between the Board of Directors and the Adviser at the February 3-5, 2015 meetings, the period after shares of the Portfolio are first offered to the public, in which the Adviser will waive all or a portion of its advisory fees and/or reimburse the Portfolio for fund expenses exceeding the Portfolio’s expense caps under the original terms of the Expense Limitation Undertaking, was for one year.

6	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

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AB Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser will be entitled to be reimbursed by the Portfolio for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the institutional fee schedule, set forth below are what would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.8

Portfolio	Projected Net Assets ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee	Difference
Global Bond Portfolio	$250.0	Global Plus Fixed Income 0.50% on first $30 million 0.25% on the balance Minimum account size: $25 million	0.280%	0.500%	0.220%

The Adviser manages Global Bond Fund Inc., a retail mutual fund that has a similar investment style as the Portfolio. Set forth below is the advisory fee schedule of Global Bond Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of Global Bond Fund Inc. been applicable to the Portfolio based on an initial estimate of the Portfolio’s net asset at $250 million.

Portfolio	AB Fund	Fee	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Global Bond Portfolio	Global Bond Fund, Inc.	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.500%	0.500%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

39

GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for Global Plus Fixed Income, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Fund	Fee[9]
Global Plus Fixed Income
Class A2	1.10%
Class I2 (Institutional)	0.55%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Global Bond Portfolio	AB Global Plus Bond Fund D/P (Hedged) [10]	0.10%[11],[12]

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and the effective fee of the sub-advisory relationship based on initial estimate of the Portfolio’s net assets at $250 million:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Global Bond Portfolio	Client # 1	AB Sub-Advisory Fee Schedule: 0.15% of average daily net assets	0.150%	0.500%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

9	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

10	The ITM fund is privately placed or institutional.

11	In addition to the fee shown above, the ITM fund’s four institutional clients are charged an additional fee. Three of the four institutional clients are charged the following: 0.33% on the first ¥3 billion, 0.08% thereafter. The fourth institutional client is charged the following fee: 0.34% on the first ¥3 billion, 0.09% thereafter.

12	Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on October 31, 2014 by Reuters was ¥112 per $1. At that currency exchange rate, ¥3 billion would be equivalent to approximately $26.8 million.

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AB Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the Portfolio’s contractual management fee14 estimated at the approximate current asset level of the Portfolio to the median of the Portfolio’s Lipper Expense Group (“EG”).15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[16]	Lipper EG Median (%)	Lipper EG Rank
Global Bond Portfolio[17]	0.500	0.625	1/8

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.18

Portfolio	Total Expense Ratio (%)[19]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Bond Portfolio	0.640	0.733	1/8	0.723	2/17

Based on this analysis, the Portfolio has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet comm enced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.”Jones v. Harris at 1429.

14	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

15	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. In addition, there are limitations in Lipper’s expense category data because different funds categorize expenses differently.

16	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

17	The contractual management fee shown for the Portfolio does not take into consideration any advisory fee waivers or expense reimbursements made by the Adviser in connection with plans by the Portfolio to invest in Global Bond Funds, Inc.

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

41

GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

The Portfolio will adopt a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares.

Financial intermediaries, such as insurers, will market and sell shares of the Portfolio and will typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries will receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the firm over the year. With respect to the Fund, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Fund is AB Investor Services (“ABIS”), an affiliate of the Adviser.20 The Fund pays ABIS a flat fee of $18,000 for each calendar year, which is allocated evenly among its separate Portfolios.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.21, 22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund

20	It should be noted that the insurance companies, linked to the variable products, will provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

23

The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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AB Variable Products Series Fund

AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $474 billion as of December 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. The Adviser does manage Global Bond Fund, Inc. and its 1, 3, 5 year and since inception performance returns as of December 31, 2014 against its benchmarks are shown in the table below.

	Periods Ended December 31, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Global Bond Fund, Inc.[24]	6.92	3.84	5.07	5.13
Barclays Capital Global Aggregate Index (USD hedged)	7.59	4.34	4.60	4.79
Barclays Capital Global Treasury Index (USD hedged)	8.14	4.19	4.33	4.50
Inception Date: December 1, 2007

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors discuss with the Adviser the Acquired Fund Fee Agreement, which the Adviser proposed for a one year period after shares are offered to the public in an amount equal to the Portfolio’s share of all fees and expenses of any AB Mutual Fund, in which the Portfolio may invest. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: February 27, 2015

24	Global Bond Fund, Inc.’s actual inception date of the fund is March 27, 1992. However, inception performance is shown only from December 1, 2007, which is the first full month since the retail mutual fund has been operating in with its current investment strategy.

43

VPS-GB-0151-1215

DEC    12.31.15

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL RISK ALLOCATION—MODERATE
PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2016

The following is an update of AB Variable Products Series Fund—Global Risk Allocation-Moderate Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2015. The Portfolio commenced operations on April 28, 2015.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to seek long term growth of capital while seeking to limit volatility. In making decisions on the allocation of assets among “growth assets” and “safety assets”, AllianceBernstein L.P. (the “Adviser”) will use a risk-weighted allocation methodology based on the expected “tail risk” of each asset class. For purposes of the Portfolio, growth assets include global equities and, at times, high yield fixed-income securities (commonly known as “junk bonds”), and safety assets include government securities of developed countries. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material or “tail” losses. To execute this strategy, the percentage loss that will constitute a tail loss is calculated for each asset class based on historical market behavior and on a forward-looking basis through options prices. Portfolio assets are then allocated among asset classes so that growth assets contribute the majority of the expected risk of tail loss (“tail risk”) of the Portfolio, and safety assets contribute a lesser amount of tail risk. The Adviser will make frequent adjustments to the Portfolio’s asset class exposures based on these tail risk determinations. To help limit tail risk, the Portfolio will utilize a risk management strategy involving the purchase of put options and sale of call options on equity indices, equity index futures or exchange-traded funds (“ETFs”). The Adviser will on a best efforts basis seek to limit the volatility of the Portfolio to no more than 10% on an annualized basis. Actual results may vary.

The Adviser will also assess tail risk on a security, sector and country basis, and make adjustments to the Portfolio’s allocations within each asset class when practicable. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term. The Adviser expects that the Portfolio’s investments in high yield fixed-income securities will not exceed 10% of the Portfolio’s net assets. The Portfolio’s investments in each asset class will generally be global in nature.

The Adviser expects to utilize a variety of derivatives in its management of the Portfolio, including futures contracts, options, swaps and forwards. Derivatives often provide more efficient and economical exposure to market segments than direct investments, and the Portfolio may utilize derivatives and ETFs to gain exposure to equity and fixed-income asset classes. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Portfolio’s assets may be held in cash or invested in cash equivalents to cover the Portfolio’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Portfolio’s aggregate exposure will substantially exceed its net assets (i.e., so that the Portfolio is effectively leveraged).

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Portfolio investments through currency-related derivatives, or decide not to hedge this exposure.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, a blend of 60% Morgan Stanley Capital International (“MSCI”) World Index (hedged to USD) / 40% Barclays Global G7 Treasury Index (hedged to USD), for the period since the Portfolio’s inception through December 31, 2015.

All share classes of the Portfolio underperformed the benchmark for the reporting period. The Portfolio’s overweight to equities and underweight to bonds detracted from relative returns. Within equities, the Portfolio was overweight European and Japanese equities and underweight US equities, relative to the benchmark. The overweight to Europe proved costly as European equity markets significantly underperformed US equities over the period. Bonds performed better than equities and contributed over the period, but still produced negative returns thus not providing any offset to weak equity returns.

The Portfolio utilized derivatives including futures, interest rate swaps, and purchased and written options for hedging and investment purposes, which detracted from absolute returns for the reporting period; currencies for hedging purposes added to returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Volatility surged over the reporting period, leading to choppy markets for global equities. An August swoon gave way to uneven trading before global stocks finally touched bottom in late September. While a strong rally helped investors pare losses, markets remained skittish at

1

AB Variable Products Series Fund

the end of period. Returns for the period were negative for both equity and government bonds.

By late summer, as concerns over Greece appeared to fade, investors turned their attention to China. A sudden devaluation of China’s currency stoked fears of a global economic slowdown, prompting a steep pullback in markets worldwide. Uncertainty over a hard landing continued to disorient investors, even as the year closed. The ongoing slump in commodities and oil also unsettled investors, though they were somewhat heartened when the US Federal Reserve (the “Fed”) finally raised interest rates. The move simultaneously conveyed a vote of confidence in the US economy while removing a long-standing uncertainty that weighed on markets.

Policy intervention took center stage in bond markets, too. Dovish rhetoric seemed to mollify pessimists at times. However, by year end, markets generally performed poorly thanks to accelerating volatility and divergent central bank stances. Markets were particularly disappointed by the lack of aggressive action from the European Central Bank (the “ECB”). While there could be more policy easing in the pipeline, the ECB elected to keep its asset buying at the same level. However, the disappointment was somewhat offset by the Fed’s lift-off—the first hike in over nine years—which investors generally digested smoothly.

The Portfolio has remained close to neutral in its risk budget, with approximately 85% of the risk allocated to equity and the balance to government bonds. The Portfolio’s Senior Investment Management Team (the “Team”) favors exposure to European and Japanese stocks over US equity. The Team also prefers exposure to government bonds in the US, where it anticipates rate increases to be modest while inflation remains well behaved, and antipodean countries, such as Australia, where weakness in commodities and exposure to China should induce policy makers to remain accommodative.

2

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index and Barclays Global G7 Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Barclays Global G7 Treasury Index tracks fixed-rate local currency government debt of investment-grade G7 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value (“NAV”) when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High Yield Securities Risk: Investments in fixed-income securities with ratings below investment grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments. Transactions intended to hedge fluctuations in the values of the portfolios positions will typically limit the opportunity for gain.

Leverage Risk: Because the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Non-Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end. The Portfolio has been in operation only for a short period of time, and therefore has a limited historical performance period. This limited performance period is unlikely to be representative of the performance the Portfolio will achieve over a longer period.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIOD ENDED DECEMBER 31, 2015 (unaudited)	Since Inception*
Global Risk Allocation—Moderate Portfolio Class A	-6.00%
Global Risk Allocation—Moderate Portfolio Class B	-6.20%
60% MSCI World Index (hedged to USD) / 40% Barclays Global G7 Treasury Index (hedged to USD)	-3.09%
* Inception date: 4/28/2015.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.16% and 1.41% for Class A and Class B, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.75% and 1.00% for Class A and Class B, respectively. These waivers/reimbursements may not be terminated before May 1, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GLOBAL RISK ALLOCATION-MODERATE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

4/28/15* – 12/31/15 (unaudited)

*	Inception date: 4/28/2015.

This chart illustrates the total value of an assumed $10,000 investment in Global Risk Allocation-Moderate Portfolio Class A shares (from 4/28/15* to 12/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$966.10	$3.32	0.67%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.83	$3.41	0.67%

Class B
Actual	$1,000	$964.00	$4.65	0.94%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.47	$4.79	0.94%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SECURITY TYPE BREAKDOWN*
December 31, 2015 (unaudited)	AB Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Investment Companies	$19,406,015	38.8%
Options Purchased—Puts	48,260	0.1
Short-Term Investments	30,598,306	61.1

Total Investments	$50,052,581	100.0%

COUNTRY BREAKDOWN†

December 31, 2015 (unaudited)

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$19,432,645	38.8%
Germany	17,002	0.1
Japan	3,286	0.0
United Kingdom	1,342	0.0
Short-Term Investments	30,598,306	61.1

Total Investments	$50,052,581	100.0%

*	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

†	All data are as of December 31, 2015. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time.

7

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2015	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–38.0%
FUNDS AND INVESTMENT TRUSTS–38.0%
iShares Core S&P 500 ETF	19,730	$4,042,085
iShares MSCI EAFE ETF	90,720	5,329,800
iShares Russell 2000 ETF	14,330	1,612,268
SPDR S&P 500 ETF Trust	20,650	4,210,329
Vanguard S&P 500 ETF	22,530	4,211,533

Total Investment Companies (cost $19,318,254)		19,406,015

	Contracts
OPTIONS PURCHASED–PUTS–0.1%
OPTIONS ON FUNDS AND INVESTMENT TRUSTS–0.1%
SPDR S&P 500 ETF Trust Expiration: Jan 2016, Exercise Price: $ 196.00(a)(b)	150	10,200
Expiration: Jan 2016, Exercise Price: $ 200.00(a)(b)	124	16,430

		26,630

OPTIONS ON INDICES–0.0%
EURO STOXX 50 Index Expiration: Jan 2016, Exercise Price: EUR 3,200.00(a)(d)	70	17,002
FTSE 100 Index Expiration: Jan 2016, Exercise Price: GBP 5,925.00(a)(d)	7	1,342

Nikkei 225 Index Expiration: Jan 2016, Exercise Price: JPY 18,375.00(a)(c)	10	$3,286

		21,630

Total Options Purchased–Puts (premiums paid $170,126)		48,260

	Shares
SHORT-TERM INVESTMENTS–59.8%
INVESTMENT COMPANIES–49.9%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.30%(e)(f) (cost $25,515,211)	25,515,211	25,515,211

	Principal Amount (000)
U.S. TREASURY BILLS–9.9%
U.S. Treasury Bill Zero Coupon, 1/21/16–3/31/16 (cost $5,083,095)	$5,084	5,083,095

Total Short-Term Investments (cost $30,598,306)		30,598,306

TOTAL INVESTMENTS–97.9% (cost $50,086,686)		50,052,581
Other assets less liabilities–2.1%		1,072,732

NET ASSETS–100.0%		$51,125,313

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	26	March 2016	$2,415,311	$2,404,127	$(11,184)
EURO STOXX 50 Futures	109	March 2016	3,775,252	3,887,717	112,465
Mini MSCI EAFE Futures	50	March 2016	4,194,342	4,245,500	51,158
Nikkei 225 (CME) Futures	14	March 2016	1,376,447	1,316,350	(60,097)
S&P TSX 60 Index Futures	7	March 2016	761,597	769,864	8,267
TOPIX Index Futures	11	March 2016	1,395,756	1,416,240	20,484
U.S. Ultra Bond (CBT) Futures	41	March 2016	6,537,725	6,506,188	(31,537)

					$89,556

8

AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	AUD	927	USD	670	3/18/16	$(3,249)
State Street Bank & Trust Co.	CAD	129	USD	96	3/18/16	3,232
State Street Bank & Trust Co.	CHF	909	USD	912	3/18/16	1,394
State Street Bank & Trust Co.	DKK	1,178	USD	172	3/18/16	(389)
State Street Bank & Trust Co.	EUR	768	USD	841	3/18/16	4,598
State Street Bank & Trust Co.	EUR	3,224	USD	3,486	3/18/16	(24,266)
State Street Bank & Trust Co.	GBP	1,332	USD	2,007	3/18/16	43,110
State Street Bank & Trust Co.	HKD	2,363	USD	305	3/18/16	(22)
State Street Bank & Trust Co.	ILS	235	USD	61	3/18/16	308
State Street Bank & Trust Co.	JPY	299,500	USD	2,438	3/18/16	(58,040)
State Street Bank & Trust Co.	NOK	531	USD	61	3/18/16	1,251
State Street Bank & Trust Co.	NZD	134	USD	89	3/18/16	(2,691)
State Street Bank & Trust Co.	SEK	2,210	USD	259	3/18/16	(2,995)
State Street Bank & Trust Co.	SGD	175	USD	124	3/18/16	1,060
State Street Bank & Trust Co.	USD	51	CAD	68	3/18/16	(1,860)
State Street Bank & Trust Co.	USD	251	EUR	231	3/18/16	266
State Street Bank & Trust Co.	USD	562	EUR	511	3/18/16	(5,303)
State Street Bank & Trust Co.	USD	94	GBP	62	3/18/16	(2,696)
State Street Bank & Trust Co.	USD	149	JPY	18,017	3/18/16	1,487

						$(44,805)

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
EURO STOXX 50 Index(d)	100	3,425.00	January 2016	$14,243	$(9,781)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(b)	124	190.00	January 2016	$27,523	$(3,286)

(a)	Non-income producing security.

(b)	One contract relates to 100 shares.

(c)	One contract relates to 1000 shares.

(d)	One contract relates to 10 shares.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

DKK—Danish Krone

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

9

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

ILS—Israeli Shekel

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

Glossary:

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

SPDR—Standard & Poor’s Depository Receipt

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

10

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2015	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $24,571,475)	$24,537,370
Affiliated issuers (cost $25,515,211)	25,515,211
Cash collateral due from broker	967,344
Foreign currencies, at value (cost $90,487)	90,691
Receivable for capital stock sold	212,596
Unrealized appreciation on forward currency exchange contracts	56,706
Dividends and interest receivable	24,749
Prepaid expenses	14,871
Receivable for investment securities sold and foreign currency transactions	147

Total assets	51,419,685

LIABILITIES
Options written, at value (premiums received $41,766)	13,067
Unrealized depreciation on forward currency exchange contracts	101,511
Payable for variation margin on exchange-traded derivatives	46,796
Advisory fee payable	44,289
Audit and tax fee payable	34,782
Legal fee payable	16,524
Distribution fee payable	10,547
Payable for capital stock redeemed	4,605
Transfer Agent fee payable	113
Accrued expenses	22,138

Total liabilities	294,372

NET ASSETS	$51,125,313

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,445
Additional paid-in capital	51,895,639
Undistributed net investment income	239,097
Accumulated net realized loss on investment transactions and foreign currency transactions	(1,056,368)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	41,500

$51,125,313

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$10,344	1,100	$9.40
B	$51,114,969	5,443,439	$9.39

See notes to financial statements.

11

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF OPERATIONS
For the Period April 28, 2015(a) to December 31, 2015	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$199,835
Affiliated issuers	14,993

214,828

EXPENSES
Advisory fee (see Note B)	105,505
Distribution fee—Class B	33,647
Transfer agency—Class A	1,286
Transfer agency—Class B	791
Custodian	50,264
Administrative	37,826
Audit and tax	34,782
Amortization of offering expenses	31,129
Legal	25,647
Directors’ fees	15,708
Printing	12,501
Miscellaneous	1,981

Total expenses	351,067
Less: expenses waived and reimbursed by the Adviser (see Note B)	(195,560)

Net expenses	155,507

Net investment income	59,321

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(153,113)
Futures	(862,069)
Options written	(65,137)
Swaps	15,601
Foreign currency transactions	174,335
Net change in unrealized appreciation/depreciation of:
Investments	(34,105)
Futures	89,556
Options written	28,699
Foreign currency denominated assets and liabilities	(42,650)

Net loss on investment and foreign currency transactions	(848,883)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(789,562)

(a)	Commencement of operations.

See notes to financial statements.

12

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	April 28, 2015(a) to December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$59,321
Net realized loss on investment transactions and foreign currency transactions	(890,383)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	41,500

Net decrease in net assets from operations	(789,562)
CAPITAL STOCK TRANSACTIONS
Net increase	51,914,875

Total increase	51,125,313
NET ASSETS
Beginning of period	–0	–

End of period (including undistributed net investment income of $239,097)	$51,125,313

(a)	Commencement of operations.

See notes to financial statements.

13

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2015	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Risk Allocation—Moderate Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). AB Global Risk Allocation—Moderate Portfolio commenced operations on April 28, 2015. The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. As of December 31, 2015 AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the portfolio managers may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while closed end funds and exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

14

AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

15

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Investment Companies	$19,406,015		$–0	–	$–0	–	$19,406,015
Options Purchased—Puts	–0	–	48,260		–0	–	48,260
Short-Term Investments:
Investment Companies	25,515,211		–0	–	–0	–	25,515,211
U.S. Treasury Bills	–0	–	5,083,095		–0	–	5,083,095

Total Investments in Securities	44,921,226		5,131,355		–0	–	50,052,581
Other Financial Instruments*:
Assets:
Futures	59,425		132,949		–0	–	192,374 #
Forward Currency Exchange Contracts	–0	–	56,706		–0	–	56,706
Liabilities:
Futures	(102,818)		–0	–	–0	–	(102,818)#
Forward Currency Exchange Contracts	–0	–	(101,511)		–0	–	(101,511)
Call Options Written	–0	–	(9,781)		–0	–	(9,781)
Put Options Written	–0	–	(3,286)		–0	–	(3,286)

Total^	$44,877,833		$5,206,432		$–0	–	$50,084,265

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The portfolio managers established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the portfolio managers and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the portfolio managers’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the portfolio managers’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the portfolio managers’s prices).

16

AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $46,000 were deferred and amortized on a straight line basis over a one year period starting from April 28, 2015 (commencement of operations).

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses, including acquired fund fees and expenses, to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B, respectively. Any fees waived and expenses borne by the Adviser through April 28, 2016 may be reimbursed by the Portfo-

17

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

lio until December 31, 2019, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the net fee percentage set forth in the preceding sentence. The Expense Caps may not be terminated by the Adviser before May 1, 2016. For the period ended December 31, 2015, such reimbursement amounted to $157,734.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended December 31, 2015, the Adviser voluntarily agreed to waive such fees amounting to $37,826.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $800 for the period ended December 31, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the portfolio managers. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the portfolio managers, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended December 31, 2015 is as follows:

Market Value April 28, 2015(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)	Dividend Income (000)
$0	$56,571	$31,056	$25,515	$15

(a)	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended December 31, 2015 amounted to $5,487, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the portfolio managers.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the portfolio managers may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$29,669,725		$10,503,910
U.S. government securities	–0	–	–0	–

18

AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$50,120,100

Gross unrealized appreciation	378,754
Gross unrealized depreciation	(446,273)

Net unrealized depreciation	$(67,519)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended December 31, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

19

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

During the period ended December 31, 2015, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At December 31, 2015, the maximum payments for written put options amounted to $2,356,000. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the period ended December 31, 2015, the Portfolio held purchased options for hedging and non-hedging purposes. During the period ended December 31, 2015, the Portfolio held written options for hedging and non-hedging purposes.

For the period ended December 31, 2015, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 04/28/2015(a)	–0	–	$–0	–
Options written	1,669		279,498
Options expired	(687)		(89,582)
Options bought back	(740)		(141,072)
Options exercised	(18)		(7,078)

Options written outstanding as of 12/31/15	224		$41,766

(a) Commencement	of operations.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by

20

AB Variable Products Series Fund

reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are

21

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended December 31, 2015, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At December 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$42,721	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$192,374	*	Receivable/Payable for variation margin on exchange-traded derivatives	60,097	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	56,706		Unrealized depreciation on forward currency exchange contracts	101,511
Equity contracts	Investments in securities, at value	48,260
Equity contracts				Options written, at value	13,067

Total		$297,340			$217,396

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

22

AB Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the period ended December 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(231,615)	$(42,721)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(630,454)	132,277
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$158,016	$(44,805)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(297,241)	(121,866)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(65,137)	28,699
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	15,601	–0	–

Total		$(1,050,830)	$(48,416)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the period ended December 31, 2015:

Futures:
Average original value of buy contracts	$12,476,490

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$6,940,538
Average principal amount of sale contracts	$1,823,290	(a)

Purchased Options:
Average monthly cost	$81,549

Interest Rate Swaps:
Average notional amount	$211,107	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,412,189	(a)

(a)	Positions were open for six months during the period.

(b)	Positions were open for one month during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of December 31, 2015:

23

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC	$48,260	$(48,260)	$–0	–	$–0	–	$–0	–

Total	$48,260	$(48,260)	$–0	–	$–0	–	$–0	–

OTC Derivatives:
State Street Bank & Trust Co.	$56,706	$(56,706)	$–0	–	$–0	–	$–0	–

Total	$56,706	$(56,706)	$–0	–	$–0	–	$–0	–

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*		Security Collateral Pledged		Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$59,863	$(48,260)	$(11,603)		$–0	–	$–0	–

Total	$59,863	$(48,260)	$(11,603)		$–0	–	$–0	–

OTC Derivatives:
State Street Bank & Trust Co.	$101,511	$(56,706)	$–0	–	$–0	–	$44,805

Total	$101,511	$(56,706)	$–0	–	$–0	–	$44,805	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at December 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the period ended December 31, 2015, the Portfolio did not enter into dollar rolls.

24

AB Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES	AMOUNT
	April 28, 2015(a) to December 31, 2015	April 28, 2015(a) to December 31, 2015
Class A(a)
Shares sold	999,000	$9,989,999
Shares redeemed	(997,900)	(9,260,512)

Net increase	1,100	$729,487

Class B
Shares sold	5,664,403	$53,289,350
Shares redeemed	(220,964)	(2,103,962)

Net increase	5,443,439	$51,185,388

(a)	Commencement of operations.

NOTE F: Risks Involved in Investing in the Portfolio

Allocation Risk—The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

High Yield Debt Securities—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

25

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio NAV.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Tax Information

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$193,254
Accumulated capital and other losses	(946,504	)(a)
Unrealized appreciation/(depreciation)	(22,521	)(b)

Total accumulated earnings/(deficit)	$(775,771)

(a)	As of December 31, 2015, the Portfolio had a net capital loss carryforward of $771,662. As of that date, the cumulative deferred loss on straddles was $174,842.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2015, the Portfolio had a net short-term capital loss carryforward of $246,484 and a net long-term capital loss carryforward of $525,178 which may be carried forward for an indefinite period.

During the current fiscal period, permanent differences primarily due to the tax treatment of swaps and swap clearing fees, foreign currency reclassifications and the tax treatment of offering costs resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment transactions and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the portfolio managers, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the period ended December 31, 2015.

26

AB Variable Products Series Fund

NOTE I: New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

27

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
April 28, 2015(a) to December 31, 2015
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income (b)(c)	.05
Net realized and unrealized loss on investment transactions and foreign currency transactions	(.65)

Net decrease in net asset value from operations	(.60)

Less: Dividends and Distributions
Net asset value, end of period	$9.40

Total Return
Total investment return based on net asset value (d)	(6.00)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)^	.69%
Expenses, before waivers/reimbursements (e)^	3.21%
Net investment income (c)^	.82%
Portfolio turnover rate	111%

See footnote summary on page 29.

28

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
April 28, 2015(a) to December 31, 2015
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income (b)(c)	.01
Net realized and unrealized loss on investment transactions and foreign currency transactions	(.62)

Net decrease in net asset value from operations	(.61)

Less: Dividends and Distributions
Net asset value, end of period	$9.39

Total Return
Total investment return based on net asset value (d)	(6.20)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,115
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)^	.94%
Expenses, before waivers/reimbursements (e)^	1.62%
Net investment income (c)^	.19%
Portfolio turnover rate	111%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Expense ratios do not include expenses of acquired funds in which the Portfolio invests. For the period ended December 31, 2015, the estimated annualized blended expense ratios of acquired funds in which the Portfolio invests were .06% for both Class A and Class B Shares.

^	Annualized.

29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Global Risk Allocation—Moderate Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Global Risk Allocation—Moderate Portfolio (the “Fund”), one of the series constituting AB Variable Products Series Fund, Inc., as of December 31, 2015, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period April 28, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Global Risk Allocation—Moderate Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2015 and the results of its operations, the changes in its net assets and the financial highlights for the period April 28, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2016

30

GLOBAL RISK ALLOCATION—MODERATE
PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
William H. Foulk, Jr.(1)	Earl D. Weiner(1)
D. James Guzy(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer
Daniel J. Loewy(2), Vice President
Leon Zhu(2), Vice President
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Emilie D. Wrapp, Secretary
Phyllis J. Clarke, Controller
Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

PRINCIPAL UNDERWRITER AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Mr. Loewy and Mr. Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

31

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	110	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (1990)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

33

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

34

AB Variable Products Series Fund

Officer Information

Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Daniel J. Loewy	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Leon Zhu 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

35

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of Global Risk Allocation—Moderate Portfolio (“Risk Allocation Portfolio” or the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the initial approval of the of the Investment Advisory Agreement.

The Portfolio seeks long term growth of capital with consideration of reducing volatility. The Portfolio will invest dynamically in a number of global equity and fixed-income asset classes, including equity securities of all types, corporate fixed-income securities, fixed income securities of U.S. and foreign governments and their agencies and instrumentalities, and inflation-indexed instruments (including Treasury Inflation Protected Securities). The Portfolio will invest in fixed-income securities with a range of maturities from short- to long-term. The Portfolio’s investments in each asset class may generally be global in nature, and may generally include investments in developed markets only. In making decisions on the allocation of asset classes, the Portfolio may use a risk-weighted allocation methodology based on the expected “tail risk” of each asset class. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to volatility and material downside or “tail” events. To execute this strategy, an expected tail loss for each asset class is calculated based on historical market behavior and on a forward-looking basis through options prices. Portfolio assets are then allocated among asset classes so that growth assets, such as global equities, contribute the majority of the expected tail risk of the Portfolio, and safety assets, such as government securities of developed countries, contribute a lesser amount of tail risk. The Adviser will make frequent adjustments to the Portfolio’s asset class exposures based on these tail risk determinations. The specified tail risk allocations will generally result in an asset allocation for the Portfolio of approximately 60% equities and 40% fixed income securities.

To help limit tail risk, the Portfolio may utilize a risk management system strategy involving the purchase of put options and sale of call options on equity indexes, equity index futures or ETFs. The Adviser may also assess tail risk on a security, sector and country basis, and make adjustments to the Portfolio’s allocations within each asset class where possible. The Adviser expects to utilize a variety of derivatives in managing the Portfolio to gain exposure to various equity and fixed-income asset classes to limit tail risk. These derivatives are expected to create gross exposure for the Portfolio that will at times be substantially in excess of the Portfolio’s net assets.

The Adviser proposed the MSCI World Index (Net) as the Portfolio’s benchmark. The Adviser also proposed a secondary benchmark for the Portfolio, 60% MSCI World Index (Net) / 40% Barclays Capital G7 Global Treasury Index. The Adviser anticipates that Lipper and Morningstar will place the Portfolio in their respective Flexible and Tactical Allocation categories.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

1	The information in the fee evaluation was completed on January 22, 2015 and discussed with the Board of Directors on February 3-4, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

36

AB Variable Products Series Fund

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Risk Allocation Portfolio	0.60% of average daily net assets

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing certain clerical, legal, accounting, administrative and other services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date the date that shares of the Portfolio is first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidies. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser will have the ability to recoup expenses during the three year fiscal period after an advisory fee waiver and/or expense reimbursement was made even if the Portfolio’s Expense Limitation Agreement terminates prior to the end of such three year fiscal period. The Adviser will have the ability to recoup expenses during the three year fiscal period after an advisory fee waiver and/or expense reimbursement was made even if the Portfolio’s Expense Limitation Agreement terminates prior to the end of such three year fiscal period.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Estimated Gross Expense Ratio[4]	Fiscal Year End
Risk Allocation Portfolio	Class A 0.75%	0.81%	December 31
	Class B 1.00%	1.06%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted,

3	Jones v. Harris at 1427.

4	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

37

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

the Adviser will be entitled to be reimbursed by the Portfolio for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 In addition to the institutional fee schedule, set forth below are what would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.6

Portfolio	Projected Net Assets ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee	Difference
Risk Allocation Portfolio[7]	$250	Tail Risk Parity 0.50% on first $100 million 0.40% on next $400 million 0.30% on the balance Minimum account size: $100 million	0.440%	0.600%	0.160%

The Adviser manages AB Global Risk Allocation Fund Inc., (“Global Risk Allocation Fund, Inc.”), a retail mutual fund which has a somewhat similar investment style as the Portfolio. Set forth below is the retail mutual fund’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on an initial estimate of the Portfolio’s net asset at $250 million.

Portfolio	AB Fund	Fee	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Risk Allocation Portfolio Inc.	Global Risk Allocation Fund,	0.60% on first $200 million 0.50% on next $200 million 0.40% on the balance	0.580%	0.600%

The Adviser has represented that it does not manage any sub-advisory relationship that has a substantially similar investment style as any of the Portfolio.

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7

There are some differences in the investment strategy between the Portfolio and the institutional mandate, among the differences in the management of the tail risk for each asset class and that, unlike the institutional mandate, the Portfolio will generally not have exposure to commodities or exposure to currencies other than through its securities investments denominated in foreign currencies

38

AB Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the Portfolio’s contractual management fee9 estimated at the approximate current asset level of the Portfolio to the median of the Portfolio’s Lipper Expense Group (“EG”).10

Traditionally, Lipper chooses a Portfolio’s peers among the Portfolio’s Lipper investment classification/objective. However, in selecting Risk Allocation Portfolio’s peers, Lipper has departed from its traditional methodology. Instead, Lipper selected peer funds that have a managed volatility attribute that allows a fund to shift its portfolio assets from one asset class to another based on its manager’s perception of the markets. This managed volatility attribute was given greater weight by Lipper than a peer fund’s investment classification/objective during the peer fund selection process.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper EG Median (%)	Lipper EG Rank
Risk Allocation Portfolio[12]	0.600	0.660	4/11

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.13

It should be noted that Lipper compared the Portfolio to a number of non-Class A share peers, which may have a 12b-1 or non 12b-1 service fee. Since the Portfolio’s Class A shares do not have a 12b-1 or non 12b-1 service fee, the Senior Officer compared the Portfolio’s total expenses to that of its peers excluding 12b-1/non 12b-1 service fees. In addition, the EU does not include funds with a 12b-1 or non 12b-1 service fee other than funds in the EG.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. In addition, there are limitations in Lipper’s expense category data because different funds categorize expenses differently.

11	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

12	The Portfolio’s EG includes the Portfolio, two other Flexible (“FX”) funds, three Mixed-Asset Target Allocation Moderate (“MTAM”) funds, two Mixed-Asset Target Allocation Growth (“MTAG”) funds, one Mixed-Asset Target Allocation Conservative (“MTAC”) fund and one Alternative Other Fund (“ALT”) fund.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

39

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Portfolio	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Risk Allocation Portfolio[15]	0.750	0.750	6/11	0.750	9/17

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio will adopt a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares.

Financial intermediaries, such as insurers, will market and sell shares of the Portfolio and will typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries will receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the firm over the year. With respect to the Fund, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Fund is AB Investor Services (“ABIS”), an affiliate of the Adviser16 The Fund pays ABIS a flat fee of $18,000 for each calendar year, which is allocated evenly among its separate Portfolios.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

14	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

15	The Portfolio’s EU includes the Portfolio, EG and all other FX, MTAM, MTAG, MTAC and ALT funds.

16	It should be noted that the insurance companies, linked to the variable products, will provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

40

AB Variable Products Series Fund

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.17,18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $474 billion as of December 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. The Adviser does manage Global Risk Allocation Fund, Inc. and its 1 year and since inception performance returns as of December 31, 2014 against its benchmarks are shown in the table below.

	Periods Ended December 31, 2014 Annualized Performance
	1 Year (%)	Since Inception (%)
Global Risk Allocation Fund, Inc.[20]	7.35	3.94
60% MSCI World Index (Net) / 40%	3.23	8.76
Barclays Capital Global Aggregate Index MSCI World Index (Net)	4.94	15.70
Barclays Capital U.S. Aggregate Index	0.59	–1.10
Inception Date: November 1, 2012

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	Global Risk Allocation Fund, Inc.’s actual inception date is June 8, 1932. However, inception performance is shown only from November 1, 2012, which is the first full month since the retail mutual fund has been operating in with its current investment strategy.

41

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors consider discussing with the Adviser the addition of breakpoints to the proposed advisory fee schedule for the Portfolio. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: February 27, 2015

42

VPS-GRA-0151-1215

DEC    12.31.15

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	GLOBAL THEMATIC GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH
PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2016

The following is an update of AB Variable Products Series Fund—Global Thematic Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2015. Effective May 1, 2015, the AllianceBernstein Variable Products Series Fund’s name changed to AB Variable Products Series Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation. AllianceBernstein L.P. (the “Adviser”) employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on its global fundamental and quantitative research capabilities, the Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by US and non-US companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero-coupon bonds.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments. Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Index (net) for the one-, five- and 10-year periods ended December 31, 2015.

All share classes of the Portfolio outperformed the benchmark for the annual period. Sector allocation and security selection drove the outperformance. Currency decisions also added value. Stock selection in technology (mostly embedded within the Portfolio’s Web 3.0 theme) and an underweight in the energy sector (mostly embedded within the Resource Scarcity? theme) contributed, relative to the benchmark. Stock selection in the health care sector (mostly embedded within the Portfolio’s Fortifying Franchises and Emerging Consumer themes) detracted.

1

AB Variable Products Series Fund

The Portfolio utilized derivatives in the form of currency forwards for hedging purposes, which detracted from absolute performance during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equity markets declined during the annual period. After a positive run-up in shares in the first half of the period, equities pulled back amid concerns that China’s economy would drag the global economy into a slowdown and stretched valuations in developed stocks caused shares to tumble. Although markets rebounded toward year end as markets stabilized and investors welcomed central bank policy actions from the US, Europe and China, international equity markets ended the year in negative territory. Japanese and European stocks were the best performers during 2015, while emerging-market stocks continued to lag. In Europe, the European Central Bank cut its deposit rate and extended its quantitative easing program an additional six months, although markets were disappointed by the scale of action to combat the risks to growth and to help lower inflation. Across the Atlantic, the US Federal Reserve decided to increase interest rates for the first time in nearly a decade in December, signaling the end of an era of unprecedented accommodative monetary policy, initially triggered by the global financial crisis in 2008.

The Fund’s Senior Investment Management Team follows a bottom-up stock picking methodology that employs rigorous analysis across geographic borders, in search of companies that are market leaders with attractive earnings growth prospects and high return on invested capital.

2

GLOBAL THEMATIC GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The unmanaged MSCI AC World Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

GLOBAL THEMATIC GROWTH PORTFOLIO
DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL THEMATIC GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2015 (unaudited)	1 Year	5 Years*	10 Years*
Global Thematic Growth Portfolio Class A†	2.89%	3.03%	3.83%
Global Thematic Growth Portfolio Class B†	2.65%	2.78%	3.58%
MSCI AC World Index (net)	-2.36%	6.09%	4.76%

*    Average Annual Returns.

†    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2015, by 0.01%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.01% and 1.26% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GLOBAL THEMATIC GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/05 – 12/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Global Thematic Growth Portfolio Class A shares (from 12/31/05 to 12/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

GLOBAL THEMATIC GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$951.20	$5.02	1.02%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.06	$5.19	1.02%

Class B
Actual	$1,000	$950.10	$6.24	1.27%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.80	$6.46	1.27%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Alphabet, Inc.—Class C	$3,078,776	2.5%
UnitedHealth Group, Inc.	2,677,486	2.2
Roche Holding AG	2,433,012	2.0
AIA Group Ltd.	2,416,322	1.9
Delphi Automotive PLC	2,396,153	1.9
NIKE, Inc.—Class B	2,392,500	1.9
Anheuser-Busch InBev SA/NV	2,302,272	1.9
Alibaba Group Holding Ltd. (Sponsored ADR)	2,170,721	1.8
Nestle SA (REG)	2,155,049	1.7
Visa, Inc.—Class A	2,148,911	1.7

	$24,171,202	19.5%

SECTOR BREAKDOWN†

December 31, 2015 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$32,256,620	26.1%
Financials	24,525,901	19.9
Health Care	19,942,384	16.1
Consumer Discretionary	19,495,264	15.8
Consumer Staples	15,284,162	12.4
Industrials	5,230,189	4.2
Materials	1,991,356	1.6
Utilities	1,591,846	1.3
Energy	987,566	0.8
Short-Term Investments	2,165,244	1.8

Total Investments	$123,470,532	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY BREAKDOWN*
December 31, 2015 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$63,863,159	51.7%
Switzerland	8,465,759	6.8
China	7,514,018	6.1
United Kingdom	7,398,670	6.0
India	5,174,331	4.2
Hong Kong	4,005,047	3.2
Netherlands	3,827,015	3.1
Japan	3,562,204	2.9
Belgium	3,322,244	2.7
France	2,993,676	2.4
Singapore	2,046,615	1.7
Italy	1,676,549	1.4
South Africa	1,507,628	1.2
Other	5,948,373	4.8
Short-Term Investments	2,165,244	1.8

Total Investments	$123,470,532	100.0%

*	All data are as of December 31, 2015. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.1% or less in the following countries: Austria, Brazil, Indonesia, Mexico, Norway, Peru and Philippines.

8

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2015	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.0%

INFORMATION TECHNOLOGY–26.1%
COMMUNICATIONS EQUIPMENT–1.4%
Palo Alto Networks, Inc.(a)	9,490	$1,671,569

INTERNET SOFTWARE & SERVICES–7.2%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	26,710	2,170,721
Alphabet, Inc.–Class C(a)	4,057	3,078,776
Facebook, Inc.–Class A(a)	20,530	2,148,670
LinkedIn Corp.–Class A(a)	747	168,135
Tencent Holdings Ltd.	71,000	1,392,001

		8,958,303

IT SERVICES–1.7%
Visa, Inc.–Class A	27,710	2,148,911

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.1%
ams AG	27,900	932,657
Avago Technologies Ltd.	14,100	2,046,615
NVIDIA Corp.	57,208	1,885,576
NXP Semiconductors NV(a)	16,659	1,403,521
Skyworks Solutions, Inc.	16,020	1,230,816

		7,499,185

SOFTWARE–7.1%
Fortinet, Inc.(a)	43,543	1,357,235
Imperva, Inc.(a)	25,205	1,595,729
Mobileye NV(a)(b)	44,840	1,895,835
salesforce.com, Inc.(a)	21,712	1,702,221
ServiceNow, Inc.(a)	15,520	1,343,411
Verint Systems, Inc.(a)	23,227	942,087

		8,836,518

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.6%
Apple, Inc.	17,895	1,883,628
Cray, Inc.(a)	23,232	753,878
Thin Film Electronics ASA(a)(b)	1,183,690	504,628

		3,142,134

		32,256,620

FINANCIALS–19.8%
BANKS–3.4%
Credicorp Ltd.	10,310	1,003,369
ING Groep NV	100,920	1,365,451
Wells Fargo & Co.	33,700	1,831,932

		4,200,752

CAPITAL MARKETS–7.5%
Affiliated Managers Group, Inc.(a)	7,120	1,137,491
Azimut Holding SpA	67,450	1,676,549
Charles Schwab Corp. (The)	60,850	2,003,791

Flow Traders(c)	21,445	$1,058,043
Partners Group Holding AG	2,180	784,003
UBS Group AG(a)	82,120	1,590,664
WisdomTree Investments, Inc.(b)	62,736	983,700

		9,234,241

CONSUMER FINANCE–1.6%
Gentera SAB de CV	521,080	1,002,280
SKS Microfinance Ltd.(a)	134,370	1,008,025

		2,010,305

DIVERSIFIED FINANCIAL SERVICES–2.5%
Intercontinental Exchange, Inc.	6,370	1,632,376
London Stock Exchange Group PLC	35,880	1,451,636

		3,084,012

INSURANCE–3.1%
AIA Group Ltd.	404,400	2,416,322
St James’s Place PLC	98,490	1,459,787

		3,876,109

THRIFTS & MORTGAGE FINANCE–1.7%
Housing Development Finance Corp., Ltd.	111,510	2,120,482

		24,525,901

HEALTH CARE–16.1%
BIOTECHNOLOGY–0.7%
Cepheid(a)	24,767	904,739

HEALTH CARE EQUIPMENT & SUPPLIES–4.8%
Abbott Laboratories	45,430	2,040,261
Align Technology, Inc.(a)	21,910	1,442,773
Cerus Corp.(a)(b)	119,330	754,166
Essilor International SA	13,767	1,715,862

		5,953,062

HEALTH CARE PROVIDERS & SERVICES–2.9%
HealthEquity, Inc.(a)	36,412	912,849
UnitedHealth Group, Inc.	22,760	2,677,486

		3,590,335

LIFE SCIENCES TOOLS & SERVICES–2.6%
Illumina, Inc.(a)	8,521	1,635,563
Quintiles Transnational Holdings, Inc.(a)	23,538	1,616,119

		3,251,682

PHARMACEUTICALS–5.1%
Glenmark Pharmaceuticals Ltd.	44,120	611,479

9

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Perrigo Co. PLC	5,140	$743,758
Roche Holding AG	8,780	2,433,012
Sun Pharmaceutical Industries Ltd.	116,100	1,434,345
UCB SA	11,300	1,019,972

		6,242,566

		19,942,384

CONSUMER DISCRETIONARY–15.8%
AUTO COMPONENTS–1.9%
Delphi Automotive PLC	27,950	2,396,153

DIVERSIFIED CONSUMER SERVICES–1.2%
Kroton Educacional SA	57,100	136,580
TAL Education Group (ADR)(a)(b)	27,780	1,290,937

		1,427,517

HOTELS, RESTAURANTS & LEISURE–2.2%
Melco Crown Entertainment Ltd. (ADR)(b)	50,640	850,752
Starbucks Corp.	30,990	1,860,330

		2,711,082

HOUSEHOLD DURABLES–0.6%
Panasonic Corp.	71,700	726,859

INTERNET & CATALOG RETAIL–3.7%
Amazon.com, Inc.(a)	1,893	1,279,460
Netflix, Inc.(a)	12,880	1,473,214
Priceline Group, Inc. (The)(a)	1,430	1,823,179

		4,575,853

MEDIA–1.2%
Naspers Ltd.–Class N	11,030	1,507,628

MULTILINE RETAIL–0.9%
Matahari Department Store Tbk PT	841,500	1,065,283

SPECIALTY RETAIL–1.0%
Fast Retailing Co., Ltd.	3,400	1,189,358

TEXTILES, APPAREL & LUXURY GOODS–3.1%
Cie Financiere Richemont SA	21,000	1,503,031
NIKE, Inc.–Class B	38,280	2,392,500

		3,895,531

		19,495,264

CONSUMER STAPLES–12.3%
BEVERAGES–1.8%
Anheuser-Busch InBev SA/NV	18,500	2,302,272

FOOD & STAPLES RETAILING–1.1%
CVS Health Corp.	13,920	$1,360,958

FOOD PRODUCTS–6.4%
Dali Foods Group Co., Ltd.(a)(b)(c)	1,430,730	812,280
Danone SA	18,910	1,277,814
Mead Johnson Nutrition Co.–Class A	20,230	1,597,159
Nestle SA (REG)	29,030	2,155,049
Universal Robina Corp.	330,351	1,303,576
WH Group Ltd.(a)(c)	1,329,000	737,973

		7,883,851

HOUSEHOLD PRODUCTS–3.0%
Reckitt Benckiser Group PLC	22,600	2,091,094
Unicharm Corp.	80,600	1,645,987

		3,737,081

		15,284,162

INDUSTRIALS–4.2%
AEROSPACE & DEFENSE–1.3%
Hexcel Corp.	35,649	1,655,896

COMMERCIAL SERVICES & SUPPLIES–0.6%
China Everbright International Ltd.	571,000	729,393

INDUSTRIAL CONGLOMERATES–1.2%
Danaher Corp.	16,290	1,513,015

MACHINERY–1.1%
Xylem, Inc./NY	36,490	1,331,885

		5,230,189

MATERIALS–1.6%
CHEMICALS–1.6%
Ecolab, Inc.	17,410	1,991,356

UTILITIES–1.3%
WATER UTILITIES–1.3%
American Water Works Co., Inc.	7,919	473,160
Beijing Enterprises Water Group Ltd.(a)	1,598,000	1,118,686

		1,591,846

ENERGY–0.8%
OIL, GAS & CONSUMABLE FUELS–0.8%
Concho Resources, Inc.(a)	10,635	987,566

Total Common Stocks (cost $103,038,461)		121,305,288

10

AB Variable Products Series Fund

Company		Shares	U.S. $ Value

WARRANTS–0.0%

INFORMATION TECHNOLOGY–0.0%
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–0.0%
Thin Film Electronics ASA, expiring 7/14/18(a)(d)(e) (cost $0)		591,845	$–0	–^

		Principal Amount (000)
SHORT-TERM INVESTMENTS–1.7%
TIME DEPOSIT–1.7%
State Street Time Deposit 0.01%, 1/04/16 (cost $2,165,244)	U.S.$	2,165	2,165,244

Total Investments Before Security Lending Collateral for Securities Loaned–99.7% (cost $105,203,705)			123,470,532

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–4.9%
INVESTMENT COMPANIES–4.9%
AB Exchange Reserves–Class I, 0.24%(f)(g) (cost $6,021,511)	6,021,511	$6,021,511

TOTAL INVESTMENTS–104.6% (cost $111,225,216)		129,492,043
Other assets less liabilities–(4.6)%		(5,659,651)

NET ASSETS–100.0%		$123,832,392

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CNY	26,407	USD	4,046	3/18/16	$52,583
BNP Paribas SA	USD	3,822	CAD	5,159	3/18/16	(93,300)
Credit Suisse International	CNY	9,975	USD	1,529	3/18/16	20,097
Deutsche Bank AG	USD	1,702	GBP	1,129	3/18/16	(37,166)
Deutsche Bank AG	USD	1,303	SEK	11,097	3/18/16	14,184
Morgan Stanley & Co., Inc.	BRL	2,093	USD	536	1/05/16	6,971
Morgan Stanley & Co., Inc.	USD	521	BRL	2,093	1/05/16	7,611
Royal Bank of Scotland PLC	BRL	1,213	USD	311	1/05/16	4,040
Royal Bank of Scotland PLC	USD	322	BRL	1,213	1/05/16	(15,489)
State Street Bank & Trust Co.	CHF	3,756	USD	3,767	3/18/16	5,761
State Street Bank & Trust Co.	CHF	740	USD	722	3/18/16	(18,703)
State Street Bank & Trust Co.	HKD	17,175	USD	2,217	3/18/16	(161)
State Street Bank & Trust Co.	USD	2,968	AUD	4,104	3/18/16	11,634
State Street Bank & Trust Co.	USD	471	EUR	434	3/18/16	1,481
State Street Bank & Trust Co.	USD	6,127	JPY	753,170	3/18/16	150,202
UBS AG	BRL	3,306	USD	883	1/05/16	47,196
UBS AG	USD	847	BRL	3,306	1/05/16	(11,010)

						$145,931

11

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

^	Less than $0.50.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate market value of these securities amounted to $2,608,296 or 2.1% of net assets.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

REG—Registered Shares

See notes to financial statements.

12

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2015	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $105,203,705)	$123,470,532 (a)
Affiliated issuers (cost $6,021,511—investment of cash collateral for securities loaned)	6,021,511
Foreign currencies, at value (cost $353,628)	349,428
Unrealized appreciation on forward currency exchange contracts	321,760
Dividends and interest receivable	129,886
Receivable for capital stock sold	14,218

Total assets	130,307,335

LIABILITIES
Payable for collateral received on securities loaned	6,021,511
Unrealized depreciation on forward currency exchange contracts	175,829
Advisory fee payable	79,951
Payable for capital stock redeemed	58,142
Distribution fee payable	19,889
Administrative fee payable	12,102
Transfer Agent fee payable	99
Accrued expenses	107,420

Total liabilities	6,474,943

NET ASSETS	$123,832,392

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,658
Additional paid-in capital	146,003,856
Accumulated net investment loss	(252,663)
Accumulated net realized loss on investment and foreign currency transactions	(40,325,450)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	18,400,991

$123,832,392

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$31,534,494	1,405,881	$22.43
B	$92,297,898	4,251,910	$21.71

(a)	Includes securities on loan with a value of $5,805,497 (see Note E).

See notes to financial statements.

13

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2015	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $78,903)	$1,269,178
Affiliated issuers	5,064
Interest	152
Securities lending income	141,771

1,416,165

EXPENSES
Advisory fee (see Note B)	981,829
Distribution fee—Class B	247,899
Transfer agency—Class A	1,541
Transfer agency—Class B	4,870
Custodian	102,681
Audit and tax	58,671
Administrative	50,998
Printing	49,066
Legal	31,019
Directors’ fees	21,156
Miscellaneous	14,436

Total expenses	1,564,166

Net investment loss	(148,001)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	5,368,295
Foreign currency transactions	(703,785)
Net change in unrealized appreciation/depreciation of:
Investments	(1,008,836)
Foreign currency denominated assets and liabilities	54,452

Net gain on investment and foreign currency transactions	3,710,126

Contributions from Affiliates (see Note B)	33,342

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,595,467

See notes to financial statements.

14

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(148,001)	$96,902
Net realized gain on investment transactions and foreign currency transactions	4,664,510	14,086,314
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(954,384)	(7,842,689)
Contributions from Affiliates (see Note B)	33,342	–0	–

Net increase in net assets from operations	3,595,467	6,340,527
CAPITAL STOCK TRANSACTIONS
Net decrease	(7,377,270)	(12,309,423)

Total decrease	(3,781,803)	(5,968,896)
NET ASSETS
Beginning of period	127,614,195	133,583,091

End of period (including distributions in excess of net investment income of ($252,663) and ($307,964), respectively)	$123,832,392	$127,614,195

See notes to financial statements.

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2015	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Thematic Growth Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Global Thematic Growth Portfolio. Prior to May 1, 2015, the Fund was known as AllianceBernstein Variable Products Series Fund, Inc. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information

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AB Variable Products Series Fund

obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stock:
Information Technology	$29,427,334		$2,829,286		$–0	–	$32,256,620
Financials	12,551,054		11,974,847		–0	–	24,525,901
Health Care	12,727,714		7,214,670		–0	–	19,942,384
Consumer Discretionary	13,366,525		6,128,739		–0	–	19,495,264
Consumer Staples	3,770,397		11,513,765		–0	–	15,284,162
Industrials	4,500,796		729,393		–0	–	5,230,189
Materials	1,991,356		–0	–	–0	–	1,991,356
Utilities	473,160		1,118,686		–0	–	1,591,846
Energy	987,566		–0	–	–0	–	987,566
Warrants	–0	–	–0	–	–0	–^	–0	–^
Short-Term Investments	–0	–	2,165,244		–0	–	2,165,244
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,021,511		–0	–	–0	–	6,021,511

Total Investments in Securities	85,817,413		43,674,630	+	–0	–^	129,492,043

17

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	$–0	–	$321,760	$–0	–	$321,760
Liabilities:
Forward Currency Exchange Contracts	–0	–	(175,829)	–0	–	(175,829)

Total#,##	$85,817,413		$43,820,561	$–0	–^	$129,637,974

^	Less than $0.50.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	An amount of $1,847,848 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

##	An amount of $1,436,924 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Warrants		Total
Balance as of 12/31/14	$–0	–^	$–0	–^
Accrued discounts/(premiums)	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–
Change in unrealized appreciation/depreciation	–0	–^	–0	–^
Purchases	–0	–	–0	–
Sales	–0	–	–0	–
Transfers in to Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–

Balance as of 12/31/15	$–0	–^	$–0	–^

Net change in unrealized appreciation/depreciation from investments held as of 12/31/15*	$–0	–^	$–0	–^

^	Less than $0.50.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due

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AB Variable Products Series Fund

diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

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GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

During the year ended December 31, 2015, the Adviser reimbursed the Portfolio $33,342 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2015, the reimbursement for such services amounted to $50,998.

Brokerage commissions paid on investment transactions for the year ended December 31, 2015 amounted to $103,898, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,263 for the year ended December 31, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$59,328,806		$69,373,939
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$111,317,867

Gross unrealized appreciation	$23,322,232
Gross unrealized depreciation	(5,148,056)

Net unrealized appreciation	$18,174,176

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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AB Variable Products Series Fund

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2015, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At December 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$321,760	Unrealized depreciation on forward currency exchange contracts	$175,829

Total		$321,760		$175,829

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GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the year ended December 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(625,148)	$52,516

Total		$(625,148)	$52,516

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2015:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$21,640,960
Average principal amount of sale contracts	$16,289,539

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of December 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$52,583	$–0	–	$–0	–	$–0	–	$52,583
Credit Suisse International	20,097	–0	–	–0	–	–0	–	20,097
Deutsche Bank AG	14,184	(14,184)		–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	14,582	–0	–	–0	–	–0	–	14,582
Royal Bank of Scotland PLC	4,040	(4,040)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	169,078	(18,864)		–0	–	–0	–	150,214
UBS AG	47,196	(11,010)		–0	–	–0	–	36,186

Total	$321,760	$(48,098)		$–0	–	$–0	–	$273,662	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged		Security Collateral Pledged		Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$93,300	$–0	–	$–0	–	$–0	–	$93,300
Deutsche Bank AG	37,166	(14,184)		–0	–	–0	–	22,982
Royal Bank of Scotland PLC	15,489	(4,040)		–0	–	–0	–	11,449
State Street Bank & Trust Co.	18,864	(18,864)		–0	–	–0	–	–0	–
UBS AG	11,010	(11,010)		–0	–	–0	–	–0	–

Total	$175,829	$(48,098)		$–0	–	$–0	–	$127,731	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives,

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AB Variable Products Series Fund

including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2015, the Portfolio had securities on loan with a value of $5,805,497 and had received cash collateral which has been invested into AB Exchange Reserves of $6,021,511. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $141,771 and $5,064 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)
$3,995	$63,431	$61,404	$6,022

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Class A
Shares sold	219,493	176,301	$5,007,537	$3,806,795
Shares redeemed	(230,239)	(311,370)	(5,294,797)	(6,660,284)

Net decrease	(10,746)	(135,069)	$(287,260)	$(2,853,489)

Class B
Shares sold	659,569	731,986	$14,703,428	$15,358,776
Shares redeemed	(980,504)	(1,183,248)	(21,793,438)	(24,814,710)

Net decrease	(320,935)	(451,262)	$(7,090,010)	$(9,455,934)

23

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2015.

NOTE I: Components of Accumulated Earnings (Deficit)

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(40,339,371	)(a)
Unrealized appreciation/(depreciation)	18,162,249	(b)

Total accumulated earnings/(deficit)	$(22,177,122)

(a)	On December 31, 2015, the Portfolio had a net capital loss carryforward of $40,232,799. During the fiscal year, the Portfolio utilized $5,183,475 of capital loss carryforwards to offset current year net realized gains. At December 31, 2015, the Portfolio had a qualified late-year ordinary loss deferral of $106,572 which is deemed to arise on January 1, 2016.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

24

AB Variable Products Series Fund

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2015, the Portfolio had a net capital loss carryforward of $40,232,799 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$21,432,239	n/a	2016
18,800,560	n/a	2017

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the disallowance of a net operating loss resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

25

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$21.80		$20.75		$16.88		$14.87		$19.47

Income From Investment Operations
Net investment income (a)	.02		.06		.04		.13		.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.60		.99		3.88		1.88		(4.52)
Contributions from Affiliates	.01		–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.63		1.05		3.92		2.01		(4.50)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	(.05)		–0	–	(.10)
Tax return of capital	–0	–	–0	–	(.00	)(b)	–0	–	–0	–

Total dividends and distributions	–0	–	–0	–	(.05)		–0	–	(.10)

Net asset value, end of period	$22.43		$21.80		$20.75		$16.88		$14.87

Total Return
Total investment return based on net asset value (c)*	2.89%		5.06%		23.26%		13.52%		(23.23)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,534		$30,886		$32,195		$40,231		$42,094
Ratio to average net assets of:
Expenses	1.01%		1.01%		.98%		.99%		.94%
Net investment income	.07%		.26%		.22%		.83%		.10%
Portfolio turnover rate	47%		48%		96%		152%		163%

See footnote summary on page 27.

26

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$21.15		$20.18		$16.42		$14.50		$18.99

Income From Investment Operations
Net investment income (loss) (a)	(.04)		.00	(b)	(.01)		.09		(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.59		.97		3.77		1.83		(4.40)
Contributions from Affiliates	.01		–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.56		.97		3.76		1.92		(4.43)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	(.00	)(b)	–0	–	(.06)
Tax return of capital	–0	–	–0	–	(.00	)(b)	–0	–	–0	–

Total dividends and distributions	–0	–	–0	–	(.00)		–0	–	(.06)

Net asset value, end of period	$21.71		$21.15		$20.18		$16.42		$14.50

Total Return
Total investment return based on net asset value (c)*	2.65%		4.81%		22.93%		13.24%		(23.41)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$92,298		$96,728		$101,388		$91,864		$99,084
Ratio to average net assets of:
Expenses	1.26%		1.26%		1.23%		1.24%		1.19%
Net investment income (loss)	(.17)%		.01%		(.06)%		.58%		(.14)%
Portfolio turnover rate	47%		48%		96%		152%		163%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011 by 0.01%, 0.02%, 0.05%, 0.07% and 0.04%, respectively.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Global Thematic Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Global Thematic Growth Portfolio (the “Fund”) (formerly AllianceBernstein Global Thematic Growth Portfolio), one of the series constituting AB Variable Products Series Fund, Inc. (formerly AllianceBernstein Variable Products Series Fund, Inc.), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Global Thematic Growth Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2016

28

GLOBAL THEMATIC GROWTH
PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief
Michael J. Downey(1)	Executive Officer
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer
Daniel C. Roarty(2), Vice President	Phyllis J. Clarke, Controller
Emilie D. Wrapp, Secretary	Vincent S. Noto, Chief Compliance Officer

CUSTODIAN and ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5	One Battery Park Plaza
1 Iron Street	New York, NY 10004
Boston, MA 02210

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Global Growth and Thematic Investment Team. Mr. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

29

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	110	None

30

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (1990)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

31

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

32

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel C. Roarty 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since May 2011, and Chief Investment Officer, Global Growth and Thematic Team since 2013. Prior thereto, he was in research and portfolio management with Nuveen Investments since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

33

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB Global Thematic Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/15 ($MIL)
Global Thematic Growth Portfolio	Specialty	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$135.9

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $48,204 (0.036% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

34

AB Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Global Thematic Growth Portfolio	Class A 1.01%	December 31
Class B 1.26%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

Portfolio	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio	$135.9	Global Thematic Research Schedule	0.547%	0.750%
		0.80% on 1st $25m
		0.60% on next $25m
		0.50% on next $50m
		0.40% on the balance
		Minimum account size $25m

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

35

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Adviser also manages AB Global Thematic Growth Fund, Inc. (“Global Thematic Growth Fund, Inc.), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Global Thematic Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio	Global Thematic Growth Fund, Inc.[7]	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for Thematic Research Growth Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Portfolio	Fee[8]
Thematic Research Growth Portfolio
Class A	1.70%
Class I (Institutional)	0.90%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.10,11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The advisory fees of AB Global Thematic Growth Fund, Inc. are based on the mutual fund’s net assets at the end of each quarter and are paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fees are based on the Portfolio’s average daily net assets and are paid on a monthly basis.

8	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.”Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

36

AB Variable Products Series Fund

also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.12

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Global Thematic Growth Portfolio[14]	0.750	0.750	4/9

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Thematic Growth Portfolio[16]	1.007	0.862	8/9	0.869	12/14

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25% . During the fiscal year ended December 31, 2014, ABI received $252,112 in Rule 12b-1 fees.

12	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	The Portfolio’s EG includes the Portfolio, four other variable insurance product (“VIP”) Global Multi-Cap Growth (“GMLG”) funds and four VIP Global Multi-Cap Core (“GMLC”) funds.

15	Most recently completed fiscal year end Class A total expense ratio.

16	Portfolio’s EU includes the Portfolio, EG and all other VIP GMLG and VIP GMLC funds, excluding outliers.

37

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $515,183 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.17

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.18,19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then

17	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a fee of $18,000 in 2014.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

38

AB Variable Products Series Fund

discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 28, 2015.23

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Global Thematic Growth Portfolio[24]
1 year	6.13	6.13	7.57	3/5	8/11
3 year	9.94	10.97	12.17	5/5	10/10
5 year	8.15	8.72	11.70	5/5	10/10
10 year	5.24	6.24	7.34	5/5	9/10

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmarks.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Thematic Growth Portfolio[24]	6.13	9.94	8.15	5.24	5.39	18.45	0.51	5
MSCI AC World Index	7.55	11.57	10.71	6.37	N/A	14.46	0.77	5
MSCI World (Net) Index[25]	7.87	13.26	11.69	6.35	6.52	N/A	N/A	N/A
Inception Date: January 11, 1996

21	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

22	The Portfolio’s PG/PU are not be identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

24	The Portfolio’s Lipper classification changed in 2009 from VA Science/Technology Funds to VA Global Growth as a result of changes to the Portfolio’s strategy. Consequently, for the 10 year period, the Portfolio’s performance is being compared to funds that did not have the same Lipper investment category/objective during the entirety of that period. See footnote 23 for information regarding Lipper classification changes.

25	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

39

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

40

VPS-GTG-0151-1215

DEC    12.31.15

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2016

The following is an update of AB Variable Products Series Fund—Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2015. Effective May 1, 2015, the AllianceBernstein Variable Products Series Fund’s name changed to AB Variable Products Series Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a domestic portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. The Adviser looks for companies that have experienced management teams, strong market positions, and the potential to deliver greater-than-expected earnings growth rates.

In managing the Portfolio, the Adviser allocates investments among broad sector groups and selects specific investments based on the fundamental company research conducted by the Adviser’s internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and clear competitive advantages.

The Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes, and typically has substantial investments in both large-capitalization companies and mid-capitalization companies, and may also invest in small-capitalization companies.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 3000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2015.

All share classes of the Portfolio outperformed the benchmark during the annual period. Stock selection in the technology and consumer-discretionary sectors drove relative returns. Underweight positions in the materials and industrials sectors also positively contributed to returns. Stock selection in the industrials and financials sectors detracted from performance.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Throughout 2015, investors grappled with conflicting market forces including concerns about China’s growth, the falling price of oil and other commodities, and continued monetary easing in Europe and Japan, although equity markets recovered modestly in the fourth quarter. Volatility eased somewhat after a sharp third-quarter correction and investors were cautiously optimistic about the US economy’s modest growth. Unemployment data was low at 5.0% and showed improvement in several important areas, such as consumer spending, business investment and the housing sector. In December, initial relief over the US Federal Reserve’s long-anticipated move gave way to concern over the pace of future interest rate hikes. Interest rates are still extremely low in historical perspective, and the recovery remains moderate, with US gross domestic product growth averaging 2.2% through the first three quarters of 2015.

The Growth Investment Team (the “Team”) continues to select companies that are likely to be rewarded for offering high profitability, attractive reinvestment opportunities and sustainable competitive advantages. The Team believes that this strategy may be beneficial in today’s environment which offers lower growth and that this environment still appears favorable for stock pickers, as investors increasingly reward companies for their fundamental strengths.

1

GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The unmanaged Russell 3000® Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Growth Index represents the performance of 3,000 growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2015 (unaudited)	1 Year	5 Years*	10 Years*
Growth Portfolio Class A†	9.06%	13.80%	6.53%
Growth Portfolio Class B†	8.82%	13.52%	6.27%
Russell 3000 Growth Index	5.09%	13.30%	8.49%

*    Average annual returns.

†   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2015, by 0.06%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.08% and 1.33% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/05 – 12/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Growth Portfolio Class A shares (from 12/31/05 to 12/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,023.50	$5.66	1.11%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.61	$5.65	1.11%

Class B
Actual	$1,000	$1,022.50	$6.93	1.36%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.35	$6.92	1.36%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Alphabet, Inc.—Class A & Class C	$4,124,944	5.9%
Apple, Inc.	3,553,051	5.0
Facebook, Inc.—Class A	3,303,802	4.7
Visa, Inc.—Class A	3,117,510	4.4
Biogen, Inc.	2,476,533	3.5
UnitedHealth Group, Inc.	2,432,560	3.4
CVS Health Corp.	2,299,550	3.3
Home Depot, Inc. (The)	2,298,373	3.3
NIKE, Inc.—Class B	2,059,500	2.9
Starbucks Corp.	1,952,776	2.8

	$27,618,599	39.2%

SECTOR BREAKDOWN†

December 31, 2015 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$25,042,932	35.5%
Consumer Discretionary	16,664,612	23.6
Health Care	12,713,191	18.0
Consumer Staples	6,736,694	9.5
Industrials	5,154,475	7.3
Financials	1,036,580	1.5
Telecommunication Services	954,018	1.3
Short-Term Investments	2,315,171	3.3

Total Investments	$70,617,673	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2015	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.0%

INFORMATION TECHNOLOGY–35.5%
COMMUNICATIONS EQUIPMENT–0.6%
F5 Networks, Inc.(a)	4,319	$418,770

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.7%
Amphenol Corp.–Class A	9,834	513,630

INTERNET SOFTWARE & SERVICES–11.8%
Alphabet, Inc.–Class A(a)	1,649	1,282,938
Alphabet, Inc.–Class C(a)	3,745	2,842,006
CoStar Group, Inc.(a)	1,390	287,299
Facebook, Inc.–Class A(a)	31,567	3,303,802
Twitter, Inc.(a)	26,870	621,772

		8,337,817

IT SERVICES–6.9%
Cognizant Technology Solutions Corp.–Class A(a)	16,410	984,928
Vantiv, Inc.–Class A(a)	15,280	724,578
Visa, Inc.–Class A	40,200	3,117,510

		4,827,016

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.6%
NVIDIA Corp.	33,760	1,112,730

SOFTWARE–8.9%
Adobe Systems, Inc.(a)	9,990	938,460
ANSYS, Inc.(a)	7,026	649,905
Aspen Technology, Inc.(a)	14,780	558,093
HubSpot, Inc.(a)	5,200	292,812
Microsoft Corp.	21,266	1,179,838
Mobileye NV(a)(b)	9,850	416,458
NetSuite, Inc.(a)(b)	5,300	448,486
ServiceNow, Inc.(a)	8,557	740,694
Tableau Software, Inc.–Class A(a)	6,746	635,608
Ultimate Software Group, Inc. (The)(a)	2,146	419,564

		6,279,918

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–5.0%
Apple, Inc.	33,755	3,553,051

		25,042,932

CONSUMER DISCRETIONARY–23.7%
HOTELS, RESTAURANTS & LEISURE–3.5%
Planet Fitness, Inc.(a)	13,540	211,630
Starbucks Corp.	32,530	1,952,776
Wyndham Worldwide Corp.	4,320	313,848

		2,478,254

INTERNET & CATALOG RETAIL–2.2%
Priceline Group, Inc. (The)(a)	1,207	$1,538,865

MEDIA–6.4%
AMC Networks, Inc.–Class A(a)	11,717	875,025
Comcast Corp.–Class A	33,565	1,894,073
Walt Disney Co. (The)	16,698	1,754,626

		4,523,724

MULTILINE RETAIL–1.4%
Dollar Tree, Inc.(a)	12,840	991,505

SPECIALTY RETAIL–7.2%
Five Below, Inc.(a)(b)	27,699	889,138
Home Depot, Inc. (The)	17,379	2,298,373
O’Reilly Automotive, Inc.(a)	1,716	434,868
Tractor Supply Co.	6,530	558,315
Ulta Salon Cosmetics & Fragrance, Inc.(a)	4,822	892,070

		5,072,764

TEXTILES, APPAREL & LUXURY GOODS–3.0%
NIKE, Inc.–Class B	32,952	2,059,500

		16,664,612

HEALTH CARE–18.0%
BIOTECHNOLOGY–7.5%
Alexion Pharmaceuticals, Inc.(a)	7,270	1,386,753
Biogen, Inc.(a)	8,084	2,476,533
Gilead Sciences, Inc.	14,090	1,425,767

		5,289,053

HEALTH CARE EQUIPMENT & SUPPLIES–4.9%
Align Technology, Inc.(a)	10,163	669,233
Edwards Lifesciences Corp.(a)	10,920	862,462
Intuitive Surgical, Inc.(a)	3,460	1,889,714

		3,421,409

HEALTH CARE PROVIDERS & SERVICES–4.5%
Premier, Inc.–Class A(a)	21,577	761,021
UnitedHealth Group, Inc.	20,678	2,432,560

		3,193,581

LIFE SCIENCES TOOLS & SERVICES–0.7%
Illumina, Inc.(a)	2,660	510,573

PHARMACEUTICALS–0.4%
Intersect ENT, Inc.(a)	13,270	298,575

		12,713,191

CONSUMER STAPLES–9.6%
BEVERAGES–1.7%
Monster Beverage Corp.(a)	7,983	1,189,148

FOOD & STAPLES RETAILING–6.0%
Costco Wholesale Corp.	12,005	1,938,808
CVS Health Corp.	23,520	2,299,550

		4,238,358

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

PERSONAL PRODUCTS–1.9%
Estee Lauder Cos., Inc. (The)–Class A	14,867	$1,309,188

		6,736,694

INDUSTRIALS–7.3%
AEROSPACE & DEFENSE–0.9%
Rockwell Collins, Inc.	7,200	664,560

AIRLINES–0.7%
Spirit Airlines, Inc.(a)	12,510	498,524

ELECTRICAL EQUIPMENT–1.5%
Acuity Brands, Inc.	3,070	717,766
AMETEK, Inc.	7,050	377,809

		1,095,575

INDUSTRIAL CONGLOMERATES–1.9%
Danaher Corp.	14,326	1,330,599

MACHINERY–0.3%
Middleby Corp. (The)(a)	2,010	216,819

PROFESSIONAL SERVICES–1.3%
Robert Half International, Inc.	18,780	885,289

ROAD & RAIL–0.7%
Old Dominion Freight Line, Inc.(a)	7,840	463,109

		5,154,475

FINANCIALS–1.5%
CAPITAL MARKETS–1.5%
Affiliated Managers Group, Inc.(a)	3,101	495,416
Virtu Financial, Inc.–Class A	23,903	541,164

		1,036,580

TELECOMMUNICATION SERVICES–1.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.4%
Level 3 Communications, Inc.(a)	17,550	954,018

Total Common Stocks (cost $50,845,937)		68,302,502

SHORT-TERM INVESTMENTS–3.3%
TIME DEPOSIT–3.3%
State Street Time Deposit 0.01%, 1/04/16 (cost $2,315,171)	$2,315	$2,315,171

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.3% (cost $53,161,108)		70,617,673

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.5%
INVESTMENT COMPANIES–1.5%
AB Exchange Reserves– Class I, 0.24%(c)(d) (cost $1,064,901)	1,064,901	1,064,901

TOTAL INVESTMENTS–101.8% (cost $54,226,009)		71,682,574
Other assets less liabilities–(1.8)%		(1,239,859)

NET ASSETS–100.0%		$70,442,715

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

7

GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2015	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Investments in securities, at value (cost $53,161,108)	$70,617,673	(a)
Affiliated issuers (cost $1,064,901—investment of cash collateral for securities loaned)	1,064,901
Foreign currencies, at value (cost $15,784)	13,068
Dividends and interest receivable	20,923
Receivable for capital stock sold	1,251

Total assets	71,717,816

LIABILITIES
Payable for collateral received on securities loaned	1,064,901
Advisory fee payable	45,278
Payable for capital stock redeemed	42,170
Payable for investment securities purchased	31,488
Administrative fee payable	12,102
Distribution fee payable	9,297
Transfer Agent fee payable	99
Accrued expenses	69,766

Total liabilities	1,275,101

NET ASSETS	$70,442,715

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,332
Additional paid-in capital	45,290,960
Accumulated net realized gain on investment and foreign currency transactions	7,695,574
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	17,453,849

	$70,442,715

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$27,059,570	871,414	$31.05
B	$43,383,145	1,460,743	$29.70

(a)	Includes securities on loan with a value of $1,039,618 (see Note E).

See notes to financial statements.

8

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2015	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$620,014
Affiliated issuers	832
Interest	232
Securities lending income	8,233

629,311

EXPENSES
Advisory fee (see Note B)	549,437
Distribution fee—Class B	113,273
Transfer agency—Class A	1,762
Transfer agency—Class B	2,867
Custodian	75,801
Administrative	50,998
Audit and tax	39,379
Legal	28,953
Printing	25,844
Directors’ fees	21,160
Miscellaneous	5,687

Total expenses	915,161

Net investment loss	(285,850)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investment transactions	8,045,915
Net change in unrealized appreciation/depreciation of:
Investments	(1,470,820)
Foreign currency denominated assets and liabilities	(1,482)

Net gain on investment and foreign currency transactions	6,573,613

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,287,763

See notes to financial statements.

9

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(285,850)	$(323,751)
Net realized gain on investment transactions and foreign currency transactions	8,045,915	13,446,321
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,472,302)	(4,227,863)

Net increase in net assets from operations	6,287,763	8,894,707
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investment transactions
Class A	(4,892,406)	(509,297)
Class B	(8,198,796)	(892,754)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	2,774,676	(13,664,434)

Total decrease	(4,028,763)	(6,171,778)
NET ASSETS
Beginning of period	74,471,478	80,643,256

End of period (including accumulated net investment loss of ($0) and ($0), respectively)	$70,442,715	$74,471,478

See notes to financial statements.

10

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2015	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Growth Portfolio. Prior to May 1, 2015, the Fund was known as AllianceBernstein Variable Products Series Fund, Inc. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

11

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$68,302,502		$–0	–	$–0	–	$68,302,502
Short-Term Investments	–0	–	2,315,171		–0	–	2,315,171
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,064,901		–0	–	–0	–	1,064,901

Total Investments in Securities	69,367,403		2,315,171		–0	–	71,682,574
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$69,367,403		$2,315,171		$–0	–	$71,682,574

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

12

AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

13

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2015, the reimbursement for such services amounted to $50,998.

Brokerage commissions paid on investment transactions for the year ended December 31, 2015 amounted to $29,080, of which $70 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,262 for the year ended December 31, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$35,950,562		$45,849,891
U.S. government securities	–0	–	–0	–

14

AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$54,272,692

Gross unrealized appreciation	$18,473,192
Gross unrealized depreciation	(1,063,310)

Net unrealized appreciation	$17,409,882

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2015, the Portfolio had securities on loan with a value of $1,039,618 and had received cash collateral which has been invested into AB Exchange Reserves of $1,064,901. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $8,233 and $832 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)
$0	$15,658	$14,593	$1,065

15

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Class A
Shares sold	82,273	34,805	$2,900,736	$1,126,131
Shares issued in reinvestment of distributions	158,074	16,081	4,892,406	509,297
Shares redeemed	(185,439)	(157,609)	(6,409,176)	(4,981,102)

Net increase (decrease)	54,908	(106,723)	$1,383,966	$(3,345,674)

Class B
Shares sold	63,838	40,907	$2,088,138	$1,287,032
Shares issued in reinvestment of distributions	276,706	29,147	8,198,796	892,754
Shares redeemed	(270,982)	(407,404)	(8,896,224)	(12,498,546)

Net increase (decrease)	69,562	(337,350)	$1,390,710	$(10,318,760)

NOTE G: Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H : Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2015.

NOTE I : Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$542,864	$–0	–
Net long-term capital gains	12,548,338	1,402,051

Total taxable distributions paid	$13,091,202	$1,402,051

16

AB Variable Products Series Fund

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$7,775,008
Accumulated capital and other losses	(32,750	)(a)
Unrealized appreciation/(depreciation)	17,407,166	(b)

Total accumulated earnings/(deficit)	$25,149,424

(a)	At December 31, 2015, the Portfolio had a post-October short-term capital loss deferral of $32,750, which is deemed to arise on January 1, 2016.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2015, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of a net operating loss to offset short term capital gains resulted in a net decrease in accumulated net investment loss and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2015	2014	2013	2012	2011
Net asset value, beginning of period	$34.47	$31.03	$23.22	$20.40	$20.15

Income From Investment Operations
Net investment income (loss) (a)	(.08)	(.09)	(.03)	.06	.03
Net realized and unrealized gain on investment and foreign currency transactions	3.18	4.15	7.92	2.77	.22

Net increase in net asset value from operations	3.10	4.06	7.89	2.83	.25

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	(.08)	(.01)	–0	–
Distributions from net realized gain on investment transactions	(6.52)	(.62)	–0	–	–0	–	–0	–

Total dividends and distributions	(6.52)	(.62)	(.08)	(.01)	–0	–

Net asset value, end of period	$31.05	$34.47	$31.03	$23.22	$20.40

Total Return
Total investment return based on net asset value (b)*	9.06%	13.28%	34.01%	13.89%	1.24%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,060	$28,141	$28,650	$25,220	$30,833
Ratio to average net assets of:
Expenses	1.09%	1.08%	1.06%	1.06%	1.00%
Net investment income (loss)	(.24)%	(.28)%	(.10)%	.27%	.17%
Portfolio turnover rate	51%	66%	63%	83%	97%

See footnote summary on page 19.

18

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2015	2014	2013	2012	2011
Net asset value, beginning of period	$33.30	$30.08	$22.50	$19.81	$19.62

Income From Investment Operations
Net investment income (loss) (a)	(.16)	(.16)	(.09)	.01	(.02)
Net realized and unrealized gain on investment and foreign currency transactions	3.08	4.00	7.68	2.68	.21

Net increase in net asset value from operations	2.92	3.84	7.59	2.69	.19

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	(.01)	–0	–	–0	–
Distributions from net realized gain on investment transactions	(6.52)	(.62)	–0	–	–0	–	–0	–

Total dividends and distributions	(6.52)	(.62)	(.01)	–0	–	–0	–

Net asset value, end of period	$29.70	$33.30	$30.08	$22.50	$19.81

Total Return
Total investment return based on net asset value (b)*	8.82%	12.96%	33.72%	13.58%	.97%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,383	$46,330	$51,993	$46,948	$51,114
Ratio to average net assets of:
Expenses	1.34%	1.33%	1.31%	1.31%	1.25%
Net investment income (loss)	(.49)%	(.52)%	(.35)%	.03%	(.08)%
Portfolio turnover rate	51%	66%	63%	83%	97%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011 by 0.06%, 0.03%, 0.06%, 0.28% and 0.07%, respectively.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Growth Portfolio (the “Fund”) (formerly AllianceBernstein Growth Portfolio), one of the series constituting AB Variable Products Series Fund, Inc. (formerly AllianceBernstein Variable Products Series Fund, Inc.), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Growth Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2016

20

2015 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2015. For corporate shareholders, 99.12% of dividends paid qualify for the dividends received deduction.

21

GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller
Bruce K. Aronow(2), Vice President
Frank V. Caruso(2), Vice President	Vincent S. Noto, Chief Compliance Officer
John H. Fogarty(2), Vice President
Emilie D. Wrapp, Secretary

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Growth Investment Team. Messrs. Aronow, Caruso and Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

22

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	110	None

23

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (1990)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

25

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Frank V. Caruso 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

John H. Fogarty 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

26

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/15 ($MIL)
Growth Portfolio	Growth	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$76.4

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $48,203 (0.065% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

27

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth Portfolio	Class A 1.08%	December 31
Class B 1.33%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

Portfolio	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth Portfolio	$76.4	U.S. Growth Schedule	0.564%	0.750%
		0.80% on 1st $25m
		0.50% on next $25m
		0.40% on next $50m
		0.30% on next $100m
		0.25% on the balance
		Minimum account size $25m

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

28

AB Variable Products Series Fund

The Adviser also manages The AB Portfolios—Growth Fund (“Growth Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Growth Fund and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth Portfolio	Growth Fund	0.75% on first $2.5 billion	0.750%	0.750%
		0.65% on next $2.5 billion
		0.60% on the balance

The AB Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Growth Portfolio	AB U.S. Growth Stock Fund A, B- Hedged/Unhedged	0.75%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8,9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper EG Median (%)	Lipper EG Rank
Growth Portfolio	0.750	0.750	4/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”).

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.”Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

29

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Growth Portfolio	1.078	0.847	13/13	0.790	64/65

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2014, ABI received $118,441 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $243,042 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

30

AB Variable Products Series Fund

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.13

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.14,15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

13	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a fee of $18,000 in 2014.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

31

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2015.19

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Growth Portfolio
1 year	16.51	11.60	13.07	1/13	15/83
3 year	17.98	17.83	17.55	6/13	36/83
5 year	16.67	16.45	15.92	6/12	26/74
10 year	7.72	9.18	8.70	9/10	49/65

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Portfolio	16.51	17.98	16.67	7.72	9.09	16.11	0.45	10
Russell 3000 Growth
Index[23]	15.51	18.03	17.27	9.29	9.00	N/A	N/A	N/A
Russell 1000 Growth
Index	16.24	18.05	17.21	9.28	8.99	15.03	0.56	10
Inception Date: September 15, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

18	The Portfolio’s PG is not identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

23	On April 1, 2013, the Portfolio’s benchmark changed from the Russell 1000 Growth Index to the Russell 3000 Growth Index to more closely reflect the Portfolio’s investments and performance.

32

VPS-GTH-0151-1215

DEC    12.31.15

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GROWTH & INCOME PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2016

The following is an update of AB Variable Products Series Fund—Growth & Income Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2015. Effective May 1, 2015, the AllianceBernstein Variable Products Series Fund’s name changed to AB Variable Products Series Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of US companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued, focusing on dividend-paying securities. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Portfolio may invest in companies of any size and in any industry.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2015.

All share classes of the Portfolio outperformed the benchmark during the annual period. Security selection was responsible for much of the relative outperformance, primarily due to strong performance by the Portfolio’s technology, health care and energy holdings. An underweight in the energy sector also contributed positively to performance. Stock selection in the consumer discretionary and industrials sectors mitigated some of the gains. An overweight exposure to the consumer-discretionary sector also detracted.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Throughout 2015, investors grappled with conflicting market forces including concerns about China’s growth, the falling price of oil and other commodities and continued monetary easing in Europe and Japan. Equity markets recovered modestly in the fourth quarter but still ended the year in negative territory. Volatility eased somewhat after a sharp third-quarter correction and investors were cautiously optimistic about the US economy’s modest growth. Unemployment was low at 5.0% and reported data showed improvement in several important areas, such as consumer spending, business investment and the housing sector. In December, initial relief over the US Federal Reserve’s long-anticipated move gave way to concern over the pace of future interest rate hikes. Interest rates are still extremely low in historical perspective, and the recovery remains moderate, with US gross domestic product growth averaging 2.2% through the first three quarters of 2015.

The Relative Value Investment Team (the “Team”) follows a bottom-up stock picking methodology that seeks to identify companies consistent with the Team’s philosophy of relative-value investing: pursue attractively valued, well-managed companies that deploy capital wisely, giving them capacity to pay dividends and enhance the value of company shares over the long term. The Portfolio is conservatively positioned amid the current uncertainty in the global macro environment.

1

GROWTH & INCOME PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The unmanaged Russell 1000® Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2015 (unaudited)	1 Year	5 Years*	10 Years*
Growth & Income Portfolio Class A†	1.70%	13.44%	6.52%
Growth & Income Portfolio Class B†	1.43%	13.16%	6.24%
Russell 1000 Value Index	-3.83%	11.27%	6.16%
* Average annual returns.

†   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2015, by 0.14%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.60% and 0.85% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH & INCOME PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/05 – 12/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Growth & Income Portfolio Class A shares (from 12/31/05 to 12/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

GROWTH & INCOME PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,012.00	$3.04	0.60%
Hypothetical (5% annual return before expenses)	$1,000	$1,022.18	$3.06	0.60%

Class B
Actual	$1,000	$1,010.50	$4.31	0.85%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.92	$4.33	0.85%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Wells Fargo & Co.	$36,452,185	4.6%
JPMorgan Chase & Co.	36,208,871	4.5
Pfizer, Inc.	34,986,032	4.4
ACE Ltd.	30,877,612	3.9
Exxon Mobil Corp.	25,714,146	3.2
CVS Health Corp.	24,154,176	3.0
Verizon Communications, Inc.	23,668,107	3.0
Interpublic Group of Cos., Inc. (The)	22,137,185	2.8
Biogen, Inc.	21,858,073	2.7
UnitedHealth Group, Inc.	21,312,839	2.7

	$277,369,226	34.8%

SECTOR BREAKDOWN†

December 31, 2015 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$185,598,214	23.2%
Health Care	152,983,255	19.2
Information Technology	116,616,614	14.6
Consumer Discretionary	92,778,788	11.6
Industrials	74,391,238	9.3
Energy	65,331,126	8.2
Consumer Staples	30,551,055	3.8
Telecommunication Services	23,668,107	3.0
Materials	6,159,469	0.8
Short-Term Investments	49,977,171	6.3

Total Investments	$798,055,037	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2015	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–93.8%
FINANCIALS–23.3%
BANKS–9.1%
JPMorgan Chase & Co.	548,370	$36,208,871
Wells Fargo & Co.	670,570	36,452,185

		72,661,056

CAPITAL MARKETS–2.6%
Goldman Sachs Group, Inc. (The)	67,840	12,226,803
Virtu Financial, Inc.–Class A	390,048	8,830,687

		21,057,490

CONSUMER FINANCE–1.5%
Capital One Financial Corp.	169,940	12,266,269

DIVERSIFIED FINANCIAL SERVICES–1.9%
Berkshire Hathaway, Inc.–Class B(a)	111,202	14,683,112

INSURANCE–8.2%
ACE Ltd.	264,250	30,877,612
Allstate Corp. (The)	331,350	20,573,522
Hartford Financial Services Group, Inc. (The)	142,300	6,184,358
Validus Holdings Ltd.	157,589	7,294,795

		64,930,287

		185,598,214

HEALTH CARE–19.2%
BIOTECHNOLOGY–5.7%
Amgen, Inc.	28,490	4,624,782
Biogen, Inc.(a)	71,350	21,858,073
Gilead Sciences, Inc.	185,260	18,746,459

		45,229,314

HEALTH CARE EQUIPMENT & SUPPLIES–1.8%
Medtronic PLC	72,375	5,567,085
Stryker Corp.	95,880	8,911,087

		14,478,172

HEALTH CARE PROVIDERS & SERVICES–6.5%
Aetna, Inc.	92,280	9,977,314
Cigna Corp.	105,710	15,468,544
Express Scripts Holding Co.(a)	54,140	4,732,377
UnitedHealth Group, Inc.	181,170	21,312,839

		51,491,074

PHARMACEUTICALS–5.2%
Pfizer, Inc.	1,083,830	34,986,032
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	103,575	6,798,663

		41,784,695

		152,983,255

Company	Shares	U.S. $ Value

INFORMATION TECHNOLOGY–14.6%
COMMUNICATIONS EQUIPMENT–2.6%
Cisco Systems, Inc.	766,630	$20,817,838

IT SERVICES–0.7%
Vantiv, Inc.–Class A(a)	121,501	5,761,577

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.4%
Intel Corp.	616,380	21,234,291
NVIDIA Corp.	437,204	14,410,244
Xilinx, Inc.	149,470	7,020,606

		42,665,141

SOFTWARE–4.0%
Activision Blizzard, Inc.	345,251	13,364,666
Check Point Software Technologies Ltd.(a)(b)	67,311	5,477,769
Microsoft Corp.	234,510	13,010,615

		31,853,050

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.9%
Apple, Inc.	147,435	15,519,008

		116,616,614

CONSUMER DISCRETIONARY–11.6%
HOTELS, RESTAURANTS & LEISURE–0.8%
Wyndham Worldwide Corp.	91,530	6,649,654

INTERNET & CATALOG RETAIL–2.4%
Liberty Interactive Corp. QVC Group–Class A(a)	693,518	18,946,912

MEDIA–6.9%
Comcast Corp.–Class A	364,400	20,563,092
Interpublic Group of Cos., Inc. (The)	950,910	22,137,185
Time Warner, Inc.	188,090	12,163,780

		54,864,057

SPECIALTY RETAIL–1.1%
Best Buy Co., Inc.	184,720	5,624,724
Lowe’s Cos., Inc.	48,500	3,687,940

		9,312,664

TEXTILES, APPAREL & LUXURY GOODS–0.4%
Ralph Lauren Corp.	26,960	3,005,501

		92,778,788

INDUSTRIALS–9.3%
AEROSPACE & DEFENSE–5.8%
Boeing Co. (The)	48,890	7,069,005
General Dynamics Corp.	148,960	20,461,145

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Honeywell International, Inc.	45,710	$4,734,185
Raytheon Co.	111,120	13,837,774

		46,102,109

AIRLINES–0.7%
Delta Air Lines, Inc.	109,540	5,552,583

CONSTRUCTION & ENGINEERING–0.6%
Jacobs Engineering Group, Inc.(a)	126,640	5,312,548

ELECTRICAL EQUIPMENT–0.2%
EnerSys	25,680	1,436,282

MACHINERY–2.0%
Dover Corp.	77,700	4,763,787
ITT Corp.	133,720	4,856,711
Parker-Hannifin Corp.	27,899	2,705,645
Snap-on, Inc.	21,359	3,661,573

		15,987,716

		74,391,238

ENERGY–8.2%
ENERGY EQUIPMENT & SERVICES–3.2%
Cameron International Corp.(a)	112,530	7,111,896
Dril-Quip, Inc.(a)	93,760	5,553,405
FMC Technologies, Inc.(a)	44,380	1,287,464
National Oilwell Varco, Inc.	132,600	4,440,774
Oceaneering International, Inc.	29,370	1,101,962
Schlumberger Ltd.	80,770	5,633,707

		25,129,208

OIL, GAS & CONSUMABLE FUELS–5.0%
Exxon Mobil Corp.	329,880	25,714,146
Valero Energy Corp.	204,890	14,487,772

		40,201,918

		65,331,126

CONSUMER STAPLES–3.8%
BEVERAGES–0.8%
PepsiCo, Inc.	64,020	6,396,879

FOOD & STAPLES RETAILING–3.0%
CVS Health Corp.	247,051	24,154,176

		30,551,055

TELECOMMUNICATION SERVICES–3.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.0%
Verizon Communications, Inc.	512,075	23,668,107

MATERIALS–0.8%
CHEMICALS–0.4%
Mosaic Co. (The)	109,550	3,022,484

Company	Shares		U.S. $ Value

METALS & MINING–0.4%
Reliance Steel & Aluminum Co.		54,170	$3,136,985

			6,159,469

Total Common Stocks (cost $621,841,933)			748,077,866

	Principal Amount (000)
SHORT-TERM INVESTMENTS–6.3%
TIME DEPOSIT–6.3%
State Street Time Deposit 0.01%, 1/04/16 (cost $49,977,171)	U.S.$	49,977	49,977,171

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.1% (cost $671,819,104)			798,055,037

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.7%
INVESTMENT COMPANIES–0.7%
AB Exchange Reserves– Class I, 0.24%(c)(d) (cost $5,670,952)		5,670,952	5,670,952

TOTAL INVESTMENTS–100.8% (cost $677,490,056)			803,725,989
Other assets less liabilities–(0.8)%			(6,500,668)

NET ASSETS–100.0%			$797,225,321

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2015	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $671,819,104)	$798,055,037	(a)
Affiliated issuers (cost $5,670,952—investment of cash collateral for securities loaned)	5,670,952
Dividends and interest receivable	461,363
Receivable for capital stock sold	64,560

Total assets	804,251,912

LIABILITIES
Payable for collateral received on securities loaned	5,670,952
Payable for capital stock redeemed	698,879
Advisory fee payable	375,576
Distribution fee payable	138,540
Administrative fee payable	12,102
Transfer Agent fee payable	99
Accrued expenses	130,443

Total liabilities	7,026,591

NET ASSETS	$797,225,321

COMPOSITION OF NET ASSETS
Capital stock, at par	$26,713
Additional paid-in capital	602,575,348
Undistributed net investment income	8,461,733
Accumulated net realized gain on investment transactions	59,925,594
Net unrealized appreciation on investments	126,235,933

	$797,225,321

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$150,801,118	5,007,361	$30.12
B	$646,424,203	21,705,805	$29.78

(a)	Includes securities on loan with a value of $5,477,769 (see Note E).

See notes to financial statements.

8

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2015	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $52,076)	$15,179,236
Affiliated issuers	4,647
Interest	7,120
Securities lending income	10,747

15,201,750

EXPENSES
Advisory fee (see Note B)	4,609,822
Distribution fee—Class B	1,694,691
Transfer agency—Class A	1,806
Transfer agency—Class B	7,619
Custodian	157,642
Printing	67,469
Legal	58,464
Administrative	50,998
Audit and tax	41,022
Directors’ fees	21,156
Miscellaneous	24,019

Total expenses	6,734,708

Net investment income	8,467,042

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	75,832,751
Net change in unrealized appreciation/depreciation of investments	(72,224,366)

Net gain on investment transactions	3,608,385

NET INCREASE IN NET ASSETS FROM OPERATIONS	$12,075,427

See notes to financial statements.

9

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$8,467,042	$10,203,638
Net realized gain on investment transactions	75,832,751	78,058,883
Net change in unrealized appreciation/depreciation of investments	(72,224,366)	(12,349,510)

Net increase in net assets from operations	12,075,427	75,913,011
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(2,239,317)	(2,268,517)
Class B	(7,965,992)	(7,666,587)
CAPITAL STOCK TRANSACTIONS
Net decrease	(74,221,929)	(69,811,950)

Total decrease	(72,351,811)	(3,834,043)
NET ASSETS
Beginning of period	869,577,132	873,411,175

End of period (including undistributed net investment income of $8,461,733 and $10,200,000, respectively)	$797,225,321	$869,577,132

See notes to financial statements.

10

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2015	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Growth & Income Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Growth & Income Portfolio. Prior to May 1, 2015, the Fund was known as AllianceBernstein Variable Products Series Fund, Inc. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

11

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$748,077,866		$–0	–	$–0	–	$748,077,866
Short-Term Investments	–0	–	49,977,171		–0	–	49,977,171
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	5,670,952		–0	–	–0	–	5,670,952

Total Investments in Securities	753,748,818		49,977,171		–0	–	803,725,989
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$753,748,818		$49,977,171		$–0	–	$803,725,989

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

12

AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

13

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2015, the reimbursement for such services amounted to $50,998.

Brokerage commissions paid on investment transactions for the year ended December 31, 2015 amounted to $683,647, of which $1 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,262 for the year ended December 31, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$565,934,716		$612,557,403
U.S. government securities	–0	–	–0	–

14

AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$678,243,689

Gross unrealized appreciation	$139,176,076
Gross unrealized depreciation	(13,693,776)

Net unrealized appreciation	$125,482,300

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2015, the Portfolio had securities on loan with a value of $5,477,769 and had received cash collateral which has been invested into AB Exchange Reserves of $5,670,952. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $10,747 and $4,647 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)
$8,423	$76,130	$78,882	$5,671

15

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Class A
Shares sold	560,733	792,608	$16,929,785	$22,691,868
Shares issued in reinvestment of dividends	73,832	79,653	2,239,317	2,268,517
Shares redeemed	(1,223,938)	(1,180,764)	(36,953,264)	(33,448,306)

Net decrease	(589,373)	(308,503)	$(17,784,162)	$(8,487,921)

Class B
Shares sold	1,209,171	1,584,088	$36,060,846	$44,665,440
Shares issued in reinvestment of dividends	265,356	271,961	7,965,992	7,666,587
Shares redeemed	(3,377,728)	(4,045,067)	(100,464,605)	(113,656,056)

Net decrease	(1,903,201)	(2,189,018)	$(56,437,767)	$(61,324,029)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio’s investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$10,205,309	$9,935,104

Total taxable distributions paid	$10,205,309	$9,935,104

16

AB Variable Products Series Fund

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,461,733
Undistributed capital gains	60,679,228	(a)
Unrealized appreciation/(depreciation)	125,482,300	(b)

Total accumulated earnings/(deficit)	$194,623,261

(a)	During the fiscal year ended December 31, 2015, the Portfolio utilized $14,562,823 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2015, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized gain on investment transactions, or additional paid-in capital.

NOTE J: New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$30.04	$27.80	$20.88	$18.05	$17.19

Income From Investment Operations
Net investment income (a)	.37	.40	.33	.29	.27
Net realized and unrealized gain on investment transactions	.14	2.23	6.92	2.86	.83

Net increase in net asset value from operations	.51	2.63	7.25	3.15	1.10

Less: Dividends
Dividends from net investment income	(.43)	(.39)	(.33)	(.32)	(.24)

Net asset value, end of period	$30.12	$30.04	$27.80	$20.88	$18.05

Total Return
Total investment return based on net asset value (b)*	1.70%	9.54%	34.96%	17.53%	6.32%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$150,801	$168,135	$164,154	$131,402	$138,731
Ratio to average net assets of:
Expenses	.60%	.60%	.60%	.60%	.60%
Net investment income	1.21%	1.39%	1.35%	1.48%	1.52%
Portfolio turnover rate	73%	51%	63%	80%	76%

See footnote summary on page 19.

18

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$29.71	$27.49	$20.66	$17.86	$17.01

Income From Investment Operations
Net investment income (a)	.29	.32	.27	.24	.23
Net realized and unrealized gain on investment transactions	.14	2.22	6.83	2.83	.81

Net increase in net asset value from operations	.43	2.54	7.10	3.07	1.04

Less: Dividends
Dividends from net investment income	(.36)	(.32)	(.27)	(.27)	(.19)

Net asset value, end of period	$29.78	$29.71	$27.49	$20.66	$17.86

Total Return
Total investment return based on net asset value (b)*	1.43%	9.29%	34.59%	17.24%	6.07%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$646,424	$701,442	$709,257	$764,198	$735,514
Ratio to average net assets of:
Expenses	.85%	.85%	.85%	.85%	.85%
Net investment income	.96%	1.14%	1.11%	1.23%	1.28%
Portfolio turnover rate.	73%	51%	63%	80%	76%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011 by 0.14%, 0.11%, 0.08%, 0.19% and 0.13%, respectively.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Growth & Income Portfolio (the “Fund”) (formerly AllianceBernstein Growth & Income Portfolio), one of the series constituting AB Variable Products Series Fund, Inc. (formerly AllianceBernstein Variable Products Series Fund, Inc.), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Growth & Income Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2016

20

2015 FEDERAL TAX INFORMATION
(unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2015. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

21

GROWTH & INCOME PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by Mr. Frank V. Caruso, a member of the Adviser’s Relative Value Investment Team.

22

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	110	None

23

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (1990)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	110	None

25

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

26

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

27

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB Growth and Income Portfolio (the “Portfolio”)2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on% of Average Daily Net Assets	Net Assets 3/31/15 ($MIL)
Growth and Income Portfolio	Value	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$864.8

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

28

AB Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $48,204 (0.006% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth and Income Portfolio	Class A 0.60%	December 31
Class B 0.85%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the
Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

Portfolio	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth and Income Portfolio	$864.8	U.S. Growth and Income 0.65% on first $25m 0.50% on next $25m 0.40% on next $50m 0.30% on next $100m 0.25% on the balance Minimum account size $25m	0.283%	0.550%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

29

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Adviser also manages AB Growth and Income Fund, Inc. (“Growth and Income Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Growth and Income Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth and Income Portfolio	Growth and Income Fund, Inc.	0.55% on first $2.5 billion	0.550%	0.550%
		0.45% on next $2.5 billion
		0.40% on the balance

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8,9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper EG Median (%)	Lipper EG Rank
Growth and Income Portfolio	0.550	0.706	2/10

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Growth and Income	0.603	0.760	2/10	0.754	4/29
Portfolio

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

30

AB Variable Products Series Fund

Based on this analysis, the Portfolio has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2014, ABI received $1,730,726 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $3,533,970 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.13

The Portfolio did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

13	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a fee of $18,000 in 2014.

31

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.14,15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2015.19

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Growth and Income Portfolio
1 year	12.41	12.24	11.90	4/10	20/51
3 year	17.23	16.68	17.05	4/10	23/50
5 year	16.30	15.06	15.34	3/10	10/47
10 year	6.93	7.70	8.28	8/9	27/29

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

32

AB Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth and Income Portfolio	12.41	17.23	16.30	6.93	9.76	15.17	0.42	10
Russell 1000 Value Index	13.49	18.11	15.51	7.21	11.09	15.56	0.43	10
Inception Date: February 25,1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

33

VPS-GI-0151-1215

DEC    12.31.15

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERMEDIATE BOND PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2016

The following is an update of AB Variable Products Series Fund—Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2015. Effective May 1, 2015, the AllianceBernstein Variable Products Series Fund’s name changed to AB Variable Products Series Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar weighted average maturity of between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds (commonly known as “junk bonds”). The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may enter into, without limit, derivatives transactions, such as options, futures contracts, forwards and swaps.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Barclays US Aggregate Bond Index, for the one-, five- and 10-year periods ended December 31, 2015.

All share classes of the Portfolio underperformed the benchmark during the annual period. Security selection contributed to relative returns, mainly from security selection within the banking and consumer cyclical-retailers sector, as well as commercial mortgage-backed securities. Currency selection contributed to returns mainly from a long US dollar position versus short positions in the Canadian dollar, euro and Australian dollar. Country positioning detracted modestly from returns, specifically an overweight to Brazil, New Zealand and the United Kingdom. Sector positioning detracted modestly from returns, mainly from an underweight to Treasuries and an overweight to non-investment grade corporates. Yield curve positioning detracted from returns, mainly from positioning along the two- and 20-year parts of the curve.

During the annual period, the Portfolio utilized derivatives in the form of Treasury futures and interest rate swaps to manage duration and yield curve positioning. Currency forwards were used to manage the Portfolio’s currency exposure. Credit default swaps and written options were utilized for hedging and investment purposes, which had an immaterial impact on absolute performance. Inflation swaps were utilized to manage inflation protection.

MARKET REVIEW AND INVESTMENT STRATEGY

Bond markets were volatile for the annual period, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. While oil prices began to rebound in April, they again fell in the second half of the period, ending 2015 below $40/barrel, and remained well below their price range in late 2014. These dynamics caused volatility within government bond yields, with the yield on the 10-year US Treasury ranging from 1.7% to 2.5%, ultimately ending the period at 2.3%. Adding to the volatility, the US Federal Reserve raised the target on official rates by 25 basis points, lifting the range to 0.25%-0.50%, which was the first interest rate hike in nine years.

In other markets, including many in Europe where the European Central Bank implemented its quantitative easing program, some yields ended the period in negative territory. In emerging markets, political and economic instability across regions negatively affected the investment environment. Slower growth in China, Brazil and other emerging-market economies caused further pressure on credit markets at the end of the period. Against this backdrop, fixed-income returns diverged between regions and sectors. Credit securities generally underperformed developed-market Treasuries; developed-market Treasuries generally outperformed emerging-market local currency Treasuries; and investment-grade securities generally outperformed high yield, which posted some of the worst returns across the fixed-income markets, specifically within the energy and commodities sectors.

1

INTERMEDIATE BOND PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The unmanaged Barclays US Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including US Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling

(Disclosures, Risks and Note about Historical Performance continued on next page)

2

AB Variable Products Series Fund

mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

INTERMEDIATE BOND PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2015 (unaudited)	1 Year	5 Years*	10 Years*
Intermediate Bond Portfolio Class A†	0.01%	3.34%	4.52%
Intermediate Bond Portfolio Class B†	-0.18%	3.11%	4.27%
Barclays US Aggregate Bond Index	0.55%	3.25%	4.51%

*    Average annual returns.

†   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2015, by 0.03%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.88% and 1.13% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

INTERMEDIATE BOND PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/05 – 12/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Intermediate Bond Portfolio Class A shares (from 12/31/05 to 12/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 2-3.

4

INTERMEDIATE BOND PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$999.20	$5.09	1.01%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.11	$5.14	1.01%

Class B
Actual	$1,000	$999.10	$6.35	1.26%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.85	$6.41	1.26%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

INTERMEDIATE BOND PORTFOLIO
December 31, 2015 (unaudited)	AB Variable Products Series Fund

TOP TEN SECTORS (including derivatives)*
Corporates—Investment Grade	27.2%
Governments—Treasuries(a)	27.0
Mortgage Pass-Throughs	18.0
Asset-Backed Securities	16.3
Commercial Mortgage-Backed Securities	10.5
Collateralized Mortgage Obligations	5.9
Corporates—Non Investment Grade(b)	6.5
Agencies	3.2
Inflation-Linked Securities(c)	2.0
Interest Rate Swaps(d)	-31.5

SECTOR BREAKDOWN (excluding derivatives)†
Corporates—Investment Grade	25.9%	Agencies	3.1%
Mortgage Pass-Throughs	17.5	Governments—Sovereign Agencies	1.0
Asset-Backed Securities	15.8	Quasi-Sovereigns	0.9
Commercial Mortgage-Backed Securities	10.2	Preferred Stocks	0.5
Governments—Treasuries	6.5	Local Governments—Municipal Bonds	0.4
Collateralized Mortgage Obligations	5.7	Governments—Sovereign Bonds	0.1
Corporates—Non-Investment Grade	5.0	Short-Term Investments	3.8
Inflation-Linked Securities	3.6

*	All data are as of December 31, 2015. The Portfolio’s sectors include derivative exposure and are expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

(a)	Includes Treasury Futures.

(b)	Includes Credit Default Swaps.

(c)	Includes Inflation (CPI) Swaps.

(d)	Represents the exposure of the Portfolio’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

†	All data are as of December 31, 2015. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

6

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2015	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADE–26.7%
INDUSTRIAL–17.8%
BASIC–1.4%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	15	$12,868
Dow Chemical Co. (The) 8.55%, 5/15/19		86	101,364
Eastman Chemical Co. 3.80%, 3/15/25		65	62,948
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		31	19,995
Glencore Funding LLC 4.125%, 5/30/23(a)		58	42, 775
International Paper Co. 3.65%, 6/15/24		32	31,298
3.80%, 1/15/26		61	60,100
4.75%, 2/15/22		54	57,673
5.15%, 5/15/46		27	25,687
LyondellBasell Industries NV 5.75%, 4/15/24		200	220,337
Mosaic Co. (The) 5.625%, 11/15/43		53	50,800
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		260	223,600
Vale Overseas Ltd. 6.875%, 11/21/36		40	27,962

			937,407

CAPITAL GOODS–0.3%
General Electric Co. Series B 4.10%, 12/15/22(b)		40	39,900
Owens Corning 6.50%, 12/01/16(c)		10	10,289
Yamana Gold, Inc. 4.95%, 7/15/24		166	140,765

			190,954

COMMUNICATIONS–MEDIA–2.9%
21st Century Fox America, Inc. 4.00%, 10/01/23		64	66,106
4.50%, 2/15/21		300	322,810
CBS Corp. 3.50%, 1/15/25		190	181,133
CCO Safari II LLC 4.908%, 7/23/25(a)		135	134,869
Cox Communications, Inc. 2.95%, 6/30/23(a)		51	44,927
Discovery Communications LLC 3.45%, 3/15/25		105	95,055
Mcgraw Hill Financial, Inc. 4.40%, 2/15/26		127	129,941
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(b)		128	135,680
TCI Communications, Inc. 7.875%, 2/15/26		115	155,422

Time Warner Cable, Inc. 4.125%, 2/15/21	U.S.$	200	$204,215
Time Warner, Inc. 3.55%, 6/01/24		114	111,862
7.625%, 4/15/31		69	85,377
Viacom, Inc. 3.875%, 4/01/24		178	166,794
5.625%, 9/15/19		60	64,794

			1,898,985

COMMUNICATIONS– TELECOMMUNICATIONS–2.3%
American Tower Corp. 5.05%, 9/01/20		260	280,688
AT&T, Inc. 3.40%, 5/15/25		270	259,494
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.80%, 3/15/22		57	57,360
4.45%, 4/01/24		206	211,581
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	27	20,712
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	120	134,114
Verizon Communications, Inc. 3.50%, 11/01/24		258	254,827
3.85%, 11/01/42		89	72,747
6.55%, 9/15/43		165	195,890

			1,487,413

CONSUMER CYCLICAL–AUTOMOTIVE–1.2%
Ford Motor Credit Co. LLC 5.875%, 8/02/21		455	507,387
General Motors Co. 3.50%, 10/02/18		80	80,803
General Motors Financial Co., Inc. 3.10%, 1/15/19		110	109,840
3.25%, 5/15/18		9	9,045
4.00%, 1/15/25		23	21,821
4.30%, 7/13/25		30	29,091

			757,987

CONSUMER CYCLICAL–RETAILERS–0.8%
CVS Health Corp. 3.875%, 7/20/25		140	142,881
Kohl’s Corp. 4.25%, 7/17/25		184	179,427
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		195	189,183

			511,491

CONSUMER NON-CYCLICAL–4.0%
AbbVie, Inc. 3.60%, 5/14/25		97	95,733
Actavis Funding SCS 3.80%, 3/15/25		165	164,157
3.85%, 6/15/24		54	54,096

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Altria Group, Inc. 2.625%, 1/14/20	U.S.$	195	$195,362
AstraZeneca PLC 6.45%, 9/15/37		50	63,230
Baxalta, Inc. 5.25%, 6/23/45(a)		75	75,253
Bayer US Finance LLC 3.375%, 10/08/24(a)		200	201,423
Becton Dickinson and Co. 3.734%, 12/15/24		85	85,725
Biogen, Inc. 4.05%, 9/15/25		144	144,653
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		2	2,315
Celgene Corp. 3.875%, 8/15/25		155	154,372
Gilead Sciences, Inc. 3.65%, 3/01/26		138	139,170
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		201	195,350
Kraft Heinz Foods Co.
2.80%, 7/02/20(a)		70	69,819
3.50%, 7/15/22(a)		94	94,648
Laboratory Corp. of America Holdings 3.60%, 2/01/25		60	57,896
Medtronic, Inc. 3.50%, 3/15/25		195	196,593
Perrigo Finance PLC 3.50%, 12/15/21		200	194,398
Reynolds American, Inc.
3.25%, 11/01/22		127	125,574
5.85%, 8/15/45		44	48,917
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		78	81,017
Tyson Foods, Inc.
2.65%, 8/15/19		39	39,022
3.95%, 8/15/24		123	126,285

			2,605,008

ENERGY–3.2%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		68	41,282
Encana Corp. 3.90%, 11/15/21		45	37,144
Energy Transfer Partners LP 7.50%, 7/01/38		149	137,621
EnLink Midstream Partners LP 5.05%, 4/01/45		125	77,510
Enterprise Products Operating LLC
3.70%, 2/15/26		161	144,417
5.20%, 9/01/20		55	57,684
Halliburton Co. 5.00%, 11/15/45		170	168,052
Kinder Morgan Energy Partners LP
3.95%, 9/01/22		321	279,437
4.15%, 3/01/22		89	79,083

Noble Energy, Inc. 3.90%, 11/15/24	U.S.$	107	$95,233
8.25%, 3/01/19		238	266,178
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		137	109,906
Schlumberger Holdings Corp. 3.625%, 12/21/22(a)		165	162,991
TransCanada PipeLines Ltd. 6.35%, 5/15/67		235	177,425
Valero Energy Corp. 6.125%, 2/01/20		177	195,194
Williams Partners LP 4.125%, 11/15/20		97	86,600

			2,115,757

OTHER INDUSTRIAL–0.3%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(a)		200	198,235

TECHNOLOGY–1.4%
Hewlett Packard Enterprise Co. 4.90%, 10/15/25(a)		170	166,704
HP, Inc. 4.65%, 12/09/21		107	106,595
KLA-Tencor Corp. 4.65%, 11/01/24		134	134,825
Motorola Solutions, Inc. 3.50%, 3/01/23		86	75,443
7.50%, 5/15/25		25	27,339
Seagate HDD Cayman 4.75%, 1/01/25		75	62,453
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		205	208,454
Total System Services, Inc. 2.375%, 6/01/18		74	73,231
3.75%, 6/01/23		69	66,944

			921,988

			11,625,225

FINANCIAL INSTITUTIONS–7.6%
BANKING–4.7%
Compass Bank 5.50%, 4/01/20		250	266,331
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 4.375%, 8/04/25		250	254,263
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25(a)		270	261,167
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25		53	53,353
3.85%, 7/08/24		210	214,297
Series D 6.00%, 6/15/20		395	446,393
Morgan Stanley 5.625%, 9/23/19		143	157,815

8

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Murray Street Investment Trust I 4.647%, 3/09/17	U.S.$	27	$27,818
Nationwide Building Society 6.25%, 2/25/20(a)		230	262,969
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(b)		90	91,462
Santander Issuances SAU 5.179%, 11/19/25		200	196,970
Standard Chartered PLC
6.409%, 1/30/17(a)(b)		100	100,100
Series E 4.00%, 7/12/22(a)		265	266,987
UBS AG/Stamford CT 7.625%, 8/17/22		250	285,000
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)		200	198,886

			3,083,811

FINANCE–0.3%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		155	178,334

INSURANCE–2.0%
American International Group, Inc.
4.875%, 6/01/22		75	80,995
6.40%, 12/15/20		215	248,032
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(a)(b)		200	208,000
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		200	221,399
Lincoln National Corp. 8.75%, 7/01/19		113	135,715
MetLife, Inc. 10.75%, 8/01/39		85	133,131
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		55	79,829
Prudential Financial, Inc. 5.625%, 6/15/43		149	152,352

			1,259,453

REITS–0.6%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		6	5,785
Trust F/1401 5.25%, 12/15/24(a)		200	198,500
Welltower, Inc. 5.25%, 1/15/22		183	197,935

			402,220

			4,923,818

UTILITY–1.3%
ELECTRIC–0.8%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		170	198,245
CMS Energy Corp. 5.05%, 3/15/22		37	40,239

Constellation Energy Group, Inc. 5.15%, 12/01/20	U.S.$	64	$69,488
Entergy Corp. 4.00%, 7/15/22		125	127,522
Exelon Corp. 5.10%, 6/15/45(a)		45	45,328
Exelon Generation Co. LLC 4.25%, 6/15/22		78	79,029

			559,851

NATURAL GAS–0.5%
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		305	315,896

			875,747

Total Corporates–Investment Grade (cost $17,375,851)			17,424,790

MORTGAGE PASS-THROUGHS–18.0%
AGENCY FIXED RATE 15-YEAR–1.9%
Federal National Mortgage Association 3.50%, 3/01/24		30	31,107
Federal National Mortgage Association
2.50%, 1/01/31, TBA		493	496,929
3.50%, 12/01/20		659	690,855

			1,218,891

AGENCY FIXED RATE 30-YEAR–16.1%
Federal Home Loan Mortgage Corp. Gold
Series 2007 5.50%, 7/01/35		38	42,633
Series 2005 5.50%, 1/01/35		141	158,046
4.00%, 1/01/45		704	752,257
Federal National Mortgage Association
3.50%, 5/01/42–9/01/45		2,998	3,114,634
Series 2003 5.50%, 4/01/33–7/01/33		129	144,730
Series 2004 5.50%, 4/01/34–11/01/34		117	130,331
Series 2005 5.50%, 2/01/35		142	159,096
4.50%, 1/25/46, TBA		1,533	1,655,640
4.00%, 10/01/44–12/01/44		1,169	1,249,400
4.00%, 1/01/46, TBA		947	1,001,896
Government National Mortgage Association
Series 1994 9.00%, 9/15/24		1	1,564
4.50%, 7/20/45		579	623,358
3.50%, 2/01/46, TBA		1,064	1,106,602
3.00%, 7/20/45		372	377,304

			10,517,491

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

Total Mortgage Pass-Throughs (cost $11,725,550)				$11,736,382

ASSET-BACKED SECURITIES–16.3%
AUTOS–FIXED RATE–9.3%
Ally Auto Receivables Trust
Series 2015-2, Class A3 1.49%, 11/15/19	U.S.$		174	173,168
Ally Master Owner Trust
Series 2015-3, Class A 1.63%, 5/15/20			259	256,580
AmeriCredit Automobile Receivables Trust
Series 2013-3, Class A3 0.92%, 4/09/18			109	109,235
Series 2013-4, Class A3 0.96%, 4/09/18			51	50,891
ARI Fleet Lease Trust
Series 2014-A, Class A2 0.81%, 11/15/22(a)			44	44,161
Avis Budget Rental Car Funding AESOP LLC
Series 2013-2A, Class A 2.97%, 2/20/20(a)			288	287,155
Series 2014-1A, Class A 2.46%, 7/20/20(a)			149	149,730
Bank of The West Auto Trust
Series 2015-1, Class A3 1.31%, 10/15/19 (a)			259	258,159
California Republic Auto Receivables Trust
Series 2014-2, Class A4 1.57%, 12/16/19			122	121,051
Series 2015-2, Class A3 1.31%, 8/15/19			118	117,137
Capital Auto Receivables Asset Trust
Series 2014-1, Class B 2.22%, 1/22/19			60	60,159
Chrysler Capital Auto Receivables Trust
Series 2015-BA, Class A3 1.91%, 3/16/20(a)			168	167,473
CPS Auto Receivables Trust
Series 2013-B, Class A 1.82%, 9/15/20(a)			98	98,226
Series 2014-B, Class A 1.11%, 11/15/18(a)			44	43,177
Drive Auto Receivables Trust
Series 2015-BA, Class A2A 0.93%, 12/15/17(a)			68	68,417
Series 2015-CA, Class A2A 1.03%, 2/15/18(a)			59	58,954
Series 2015-DA, Class A2A 1.23%, 6/15/18(a)			103	102,894
Enterprise Fleet Financing LLC
Series 2014-2, Class A2 1.05%, 3/20/20(a)			152	150,926

Series 2015-1, Class A2 1.30%, 9/20/20(a)		U.S.$	263	$262,072
Exeter Automobile Receivables Trust
Series 2014-1A, Class A 1.29%, 5/15/18(a)			13	13,069
Series 2014-2A, Class A 1.06%, 8/15/18(a)			18	18,258
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21			165	163,612
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)			9	8,851
Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17			144	143,834
Ford Credit Auto Owner Trust
Series 2012-D, Class B 1.01%, 5/15/18			100	99,553
Series 2014-2, Class A 2.31%, 4/15/26(a)			257	256,401
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22			198	195,099
GM Financial Automobile Leasing Trust
Series 2015-1, Class A2 1.10%, 12/20/17			222	221,569
Series 2015-2, Class A3 1.68%, 12/20/18			232	230,702
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)			128	127,099
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20			137	136,226
Hertz Vehicle Financing LLC
Series 2013-1A, Class A1 1.12%, 8/25/17(a)			175	174,610
Series 2013-1A, Class A2 1.83%, 8/25/19(a)			485	481,311
Hyundai Auto Lease Securitization Trust
Series 2015-A, Class A2 1.00%, 10/16/17(a)			161	161,149
Series 2015-B, Class A3 1.40%, 11/15/18(a)			126	125,750
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18			128	127,345
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18			202	201,607

10

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Santander Drive Auto Receivables Trust
Series 2014-2, Class A3 0.80%, 4/16/18	U.S.$	124	$123,728
Series 2015-3, Class A2A 1.02%, 9/17/18		105	105,377
Series 2015-4,Class A2A 1.20%, 12/17/18		116	115,686
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		151	150,599
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)		110	109,764

			6,070,764

CREDIT CARDS–FIXED RATE–2.5%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		161	160,901
Barclays Dryrock Issuance Trust
Series 2014-3, Class A 2.41%, 7/15/22		320	322,588
Series 2015-2, Class A 1.56%, 3/15/21		183	182,960
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		242	238,149
Synchrony Credit Card Master Note Trust
Series 2012-2, Class A 2.22%, 1/15/22		232	232,622
Series 2015-3, Class A 1.74%, 9/15/21		173	171,634
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		190	190,161
Series 2015-B,Class A 2.55%, 6/17/24		113	113,200

			1,612,215

AUTOS–FLOATING RATE–1.7%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 0.831%, 7/15/20(a)(c)		214	213,470
GE Dealer Floorplan Master Note Trust
Series 2014-1, Class A 0.782%, 7/20/19(c)		120	119,831
Series 2015-1, Class A 0.902%, 1/20/20(c)		227	225,415

Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.843%, 12/10/27(a)(c)	U.S.$	84	$83,839
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 1.172%, 10/25/19(a)(c)		197	196,395
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.902%, 10/20/20(a)(c)		197	197,000
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.752%, 7/22/19(a)(c)		70	69,222

			1,105,172

OTHER ABS–FIXED RATE–1.4%
Ascentium Equipment Receivables LLC
Series 2015-2A, Class A1 1.00%, 11/10/16(a)		192	192,463
CIT Equipment Collateral
Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		146	145,608
CNH Equipment Trust
Series 2014-B, Class A4 1.61%, 5/17/21		101	100,283
Series 2015-A, Class A4 1.85%, 4/15/21		134	132,839
Dell Equipment Finance Trust
Series 2015-1, Class A3 1.30%, 3/23/20(a)		119	118,082
Series 2015-2, Class A2A 1.42%, 12/22/17(a)		103	102,653
SBA Tower Trust 3.156%, 10/15/20(a)		147	144,614

			936,542

CREDIT CARDS–FLOATING RATE–1.2%
Cabela’s Credit Card Master Note Trust
Series 2014-1, Class A 0.681%, 3/16/20(c)		205	204,608
Discover Card Execution Note Trust
Series 2015-A1, Class A1 0.681%, 8/17/20(c)		263	262,455
World Financial Network Credit Card Master Trust
Series 2014-A, Class A 0.711%, 12/15/19(c)		185	185,025
Series 2015-A, Class A 0.811%, 2/15/22(c)		150	149,094

			801,182

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

HOME EQUITY LOANS–FIXED RATE–0.1%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33	U.S.$		77	$77,194

HOME EQUITY LOANS–FLOATING RATE–0.1%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 1.547%, 12/25/32(c)			38	36,629

Total Asset-Backed Securities (cost $10,677,556)				10,639,698

COMMERCIAL MORTGAGE-BACKED SECURITIES–10.5%
NON-AGENCY FIXED RATE CMBS–9.4%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51			336	349,266
Series 2007-5, Class AM 5.772%, 2/10/51			78	80,699
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41			108	109,329
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)			200	202,335
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)			260	261,073
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.811%, 3/15/49			69	69,068
Series 2015-GC27, Class A5 3.137%, 2/10/48			144	140,230
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.766%, 5/15/46			163	169,014
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46			236	241,781
Series 2006-C8, Class A4 5.306%, 12/10/46			174	176,973
Series 2007-GG9, Class A4 5.444%, 3/10/39			427	436,943
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)			100	97,402
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.699%, 6/15/39			95	96,374

CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		U.S.$	189	$192,720
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.663%, 11/10/46(a)			100	105,348
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)			180	179,587
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)			257	258,729
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.795%, 8/10/45			116	119,092
Series 2013-G1, Class A2 3.557%, 4/10/31(a)			136	136,597
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47			76	76,874
Series 2007-LDPX, Class A1A 5.439%, 1/15/49			130	133,561
Series 2010-C2, Class A1 2.749%, 11/15/43(a)			14	13,830
Series 2011-C5, Class D 5.323%, 8/15/46(a)			100	103,004
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48			206	211,399
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39			52	52,100
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43			146	147,872
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49			260	265,295
Series 2007-9, Class A4 5.70%, 9/12/49			1,074	1,117,380
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49			60	59,612
Series 2012-C4, Class A5 2.85%, 12/10/45			112	109,977
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45			83	83,745
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46			233	234,951

12

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2014-C20, Class A2 3.036%, 5/15/47	U.S.$	125	$127,994

			6,160,154

NON-AGENCY FLOATING RATE CMBS–1.1%
Commercial Mortgage Trust Series 2014-KYO, Class A 1.201%, 6/11/27(a)(c)		102	100,381
Series 2014-SAVA, Class A 1.481%, 6/15/34(a)(c)		54	54,039
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.251%, 6/15/29(a)(c)		201	199,936
PFP III Ltd. Series 2014-1, Class A 1.515%, 6/14/31(a)(c)		63	63,093
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.401%, 4/15/32(a)(c)		81	81,137
Starwood Retail Property Trust Series 2014-STAR, Class A 1.551%, 11/15/27(a)(c)		196	193,769

			692,355

Total Commercial Mortgage-Backed Securities (cost $6,983,040)			6,852,509

GOVERNMENTS–TREASURIES–6.7%
BRAZIL–0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	1,030	247,568

CANADA–1.0%
Canadian Government Bond 2.25%, 6/01/25	CAD	870	675,779

UNITED KINGDOM–0.8%
United Kingdom Gilt 3.75%, 9/07/21(a)	GBP	320	530,797

UNITED STATES–4.5%
U.S. Treasury Bonds 2.875%, 8/15/45	U.S.$	230	223,378
3.00%, 11/15/45		65	64,406
3.625%, 8/15/43–2/15/44		845	951,612
6.25%, 5/15/30		386	559,105
U.S. Treasury Notes 1.375%, 10/31/20		422	414,549
1.50%, 8/31/18		115	115,764
2.25%, 11/15/24		171	170,813
2.375%, 8/15/24		199	201,480
2.50%, 8/15/23		215	220,585

			2,921,692

Total Governments–Treasuries (cost $4,550,420)			4,375,836

COLLATERALIZED MORTGAGE OBLIGATIONS–5.9%
GSE RISK SHARE FLOATING RATE–3.5%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M2 2.822%, 8/25/24(c)	U.S.$	334	$335,011
Series 2014-DN4, Class M3 4.972%, 10/25/24(c)		250	248,010
Series 2014-HQ3, Class M2 3.072%, 10/25/24(c)		250	251,765
Series 2015-DNA1, Class M3 3.722%, 10/25/27(c)		250	236,977
Series 2015-HQA1, Class M2 3.072%, 3/25/28(c)		250	246,917
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.622%, 7/25/24(c)		49	48,937
Series 2014-C04, Class 1M2 5.322%, 11/25/24(c)		169	168,515
Series 2014-C04, Class 2M2 5.422%, 11/25/24(c)		65	65,154
Series 2015-C01, Class 1M2 4.722%, 2/25/25(c)		95	91,628
Series 2015-C01, Class 2M2 4.972%, 2/25/25(c)		71	71,744
Series 2015-C02, Class 2M2 4.422%, 5/25/25(c)		130	123,085
Series 2015-C03, Class 1M2 5.422%, 7/25/25(c)		60	59,691
Series 2015-C03, Class 2M2 5.422%, 7/25/25(c)		105	104,275
Series 2015-C04, Class 2M2 5.972%, 4/25/28(c)		138	138,237
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2 5.447%, 11/25/25(a)(c)		48	48,068
Series 2015-WF1, Class 2M2 5.697%, 11/25/25(a)(c)		21	20,596

			2,258,610

NON-AGENCY FIXED RATE–1.8%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		30	28,357
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		69	61,760
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		39	37,820
Series 2006-28CB, Class A14 6.25%, 10/25/36		75	63,377
Series 2006-9T1, Class A1 5.75%, 5/25/36		46	38,625

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

Series 2006-J1, Class 1A13 5.50%, 2/25/36		U.S.$	67	$60,258
Series 2007-2CB, Class 2A4 5.75%, 3/25/37			60	52,440
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37			35	29,345
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.626%, 5/25/35			88	82,827
Countrywide Alternative Loan Trust Series 2006-24CB, Class A16 5.75%, 6/25/36			109	97,114
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36			57	52,215
Series 2006-13, Class 1A18 6.25%, 9/25/36			83	74,979
Series 2006-13, Class 1A19 6.25%, 9/25/36			30	27,037
Series 2007-HYB2, Class 3A1 2.704%, 2/25/47			135	120,415
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36			105	85,570
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.815%, 7/25/36			205	171,024
JP Morgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37			49	42,986
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37			41	40,245

				1,166,394

NON-AGENCY FLOATING RATE–0.5%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.612%, 12/25/36(c)			190	118,246
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.672%, 3/25/35(c)			88	75,333
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 2.031%, 7/15/36 (a)(c)			138	137,793

				331,372

AGENCY FIXED RATE–0.1%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.837%, 5/28/35	U.S.$		50	$42,759
Federal National Mortgage Association REMICS Series 2010-117, Class DI 4.50%, 5/25/25(d)			464	48,561

				91,320

Total Collateralized Mortgage Obligations (cost $3,961,928)				3,847,696

CORPORATES–NON-INVESTMENT GRADE–5.2%
INDUSTRIAL–2.8%
BASIC–0.4%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B 7.375%, 5/01/21(a)			150	158,156
Novelis, Inc. 8.375%, 12/15/17			18	17,505
Teck Resources Ltd. 4.50%, 1/15/21			165	84,150

				259,811

CAPITAL GOODS–0.1%
Manitowoc Co., Inc. (The) 8.50%, 11/01/20			25	25,875
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20			61	62,049

				87,924

COMMUNICATIONS–MEDIA–0.7%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)		GBP	100	159,214
CSC Holdings LLC 8.625%, 2/15/19		U.S.$	29	30,885
Quebecor Media, Inc. 5.75%, 1/15/23			75	75,562
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(a)			200	199,500

				465,161

COMMUNICATIONS– TELECOMMUNICATIONS–0.6%
Numericable-SFR SAS 5.375%, 5/15/22(a)		EUR	120	133,018
Sprint Capital Corp. 6.90%, 5/01/19		U.S.$	210	171,150
Windstream Services LLC 6.375%, 8/01/23			80	57,600

				361,768

14

AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

CONSUMER CYCLICAL–OTHER–0.1%
KB Home 4.75%, 5/15/19	U.S.$		63	$61,110

CONSUMER CYCLICAL–RETAILERS–0.1%
CST Brands, Inc. 5.00%, 5/01/23			75	74,250

CONSUMER NON-CYCLICAL–0.3%
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)			85	77,350
Voyage Care Bondco PLC 6.50%, 8/01/18(a)		GBP	100	146,683

				224,033

ENERGY–0.3%
ONEOK, Inc. 4.25%, 2/01/22		U.S.$	203	146,160
SM Energy Co. 6.50%, 1/01/23			9	6,615
Transocean, Inc. 6.50%, 11/15/20			75	51,750

				204,525

TECHNOLOGY–0.2%
Advanced Micro Devices, Inc. 6.75%, 3/01/19			59	42,775
Audatex North America, Inc. 6.00%, 6/15/21(a)			73	73,547

				116,322

				1,854,904

FINANCIAL INSTITUTIONS–2.0%
BANKING–1.6%
Bank of America Corp. Series Z 6.50%, 10/23/24(b)			49	51,634
Barclays Bank PLC 6.86%, 6/15/32(a)(b)			29	33,060
7.75%, 4/10/23			200	213,500
HBOS Capital Funding LP 4.939%, 5/23/16(b)		EUR	82	90,005
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		U.S.$	202	198,737
Lloyds Banking Group PLC 7.50%, 6/27/24(b)			200	213,000
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)			12	12,969
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)			190	198,721

				1,011,626

FINANCE–0.4%
AerCap Aviation Solutions BV 6.375%, 5/30/17			200	207,500

International Lease Finance Corp. 5.875%, 4/01/19		U.S.$	55	$58,300

				265,800

				1,277,426

UTILITY–0.3%
ELECTRIC–0.3%
AES Corp./VA 7.375%, 7/01/21			70	71,400
NRG Energy, Inc. 7.875%, 5/15/21			70	65,625
Series WI 6.25%, 5/01/24			54	45,371

				182,396

NON CORPORATE SECTORS–0.1%
AGENCIES–GOVERNMENT GUARANTEED–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)			74	73,260

Total Corporates–Non-Investment Grade (cost $3,738,678)				3,387,986

INFLATION-LINKED SECURITIES–3.7%
UNITED STATES–3.7%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $2,498,579)			2,456	2,441,949

AGENCIES–3.2%
UNITED STATES–3.2%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $1,923,585)			2,292	2,093,572

GOVERNMENTS–SOVEREIGN AGENCIES–1.0%
BRAZIL–0.2%
Petrobras Global Finance BV 5.75%, 1/20/20			147	115,395

COLOMBIA–0.1%
Ecopetrol SA 5.875%, 5/28/45			57	40,684

GERMANY–0.1%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17			70	73,039

ISRAEL–0.3%
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(a)			200	203,876

UNITED KINGDOM–0.3%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(b)			200	208,250

15

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

Total Governments–Sovereign Agencies (cost $673,555)				$641,244

QUASI-SOVEREIGNS–0.9%
QUASI-SOVEREIGN BONDS–0.9%
CHILE–0.6%
Corp. Nacional del Cobre de Chile 4.50%, 9/16/25(a)	U.S.$		200	188,337
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)			210	215,451

				403,788

MEXICO–0.3%
Petroleos Mexicanos 3.50%, 7/18/18–1/30/23			226	204,491

Total Quasi-Sovereigns (cost $621,706)				608,279

	Shares
PREFERRED STOCKS–0.5%
FINANCIAL INSTITUTIONS–0.5%
INSURANCE–0.3%
Allstate Corp. (The) 5.10%			7,925	195,668

REITS–0.2%
Sovereign Real Estate Investment Trust 12.00%(a)			93	117,924

Total Preferred Stocks (cost $299,415)				313,592

	Principal Amount (000)
LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.5%
UNITED STATES–0.5%
State of California Series 2010 7.625%, 3/01/40 (cost $203,178)		U.S.$	200	291,254

GOVERNMENTS–SOVEREIGN BONDS–0.1%
MEXICO–0.1%
Mexico Government International Bond Series E 5.95%, 3/19/19 (cost $47,027)		U.S.$	42	$46,620

SHORT-TERM INVESTMENTS–3.9%
GOVERNMENTS–TREASURIES–2.7%
JAPAN–2.7%
Japan Treasury Discount Bill Series 564 Zero Coupon, 1/25/16 (cost $1,766,420)		JPY	210,000	1,747,167

TIME DEPOSIT–1.2%
State Street Time Deposit 0.01%, 1/04/16 (cost $793,949)		U.S.$	794	793,949

Total Short-Term Investments (cost $2,560,369)				2,541,116

TOTAL INVESTMENTS–103.1% (cost $67,840,437)				67,242,523
Other assets less liabilities–(3.1)%				(2,007,063)

NET ASSETS–100.0%				$65,235,460

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	25	March 2016	$5,438,455	$5,430,859	$(7,596)
U.S. T-Note 5 Yr (CBT) Futures	92	March 2016	10,913,454	10,885,469	(27,985)
U.S. Ultra Bond (CBT) Futures	21	March 2016	3,306,547	3,332,438	25,891

Sold Contracts
EURO-BOBL Futures	18	March 2016	2,579,323	2,556,101	23,222
U.S. T-Note 10 Yr (CBT) Futures	31	March 2016	3,910,955	3,903,094	7,861

					$21,393

16

AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	88,000	USD	714	2/19/16	$(19,088)
Citibank	GBP	577	USD	874	1/28/16	23,104
Goldman Sachs Bank USA	BRL	1,082	USD	235	1/04/17	(8,288)
HSBC Bank USA	JPY	89,000	USD	722	1/08/16	(18,710)
HSBC Bank USA	SGD	1,479	USD	1,052	1/08/16	9,428
HSBC Bank USA	CAD	895	USD	673	1/14/16	25,609
JPMorgan Chase Bank	JPY	118,000	USD	962	1/19/16	(20,076)
JPMorgan Chase Bank	JPY	125,000	USD	1,048	3/25/16	6,181
Morgan Stanley & Co., Inc.	EUR	475	USD	517	1/27/16	(230)
Morgan Stanley & Co., Inc.	USD	518	EUR	487	1/27/16	12,467
Royal Bank of Scotland PLC	TWD	16,796	USD	513	1/29/16	4,652
Standard Chartered Bank	USD	291	SGD	413	1/08/16	313
Standard Chartered Bank	USD	251	SGD	356	1/08/16	(175)
Standard Chartered Bank	USD	167	INR	11,194	1/22/16	1,799
State Street Bank & Trust Co.	EUR	1,157	USD	1,229	1/27/16	(28,331)
State Street Bank & Trust Co.	USD	846	JPY	103,155	2/10/16	13,095

						$1,750

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00%	3.51%	$202	$10,996	$3,163
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.73	858	10,999	8,715

				$21,995	$11,878

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	CAD	3,560	3/10/17	0.973%	3 Month CDOR	$(7,323)
Morgan Stanley & Co., LLC/(CME Group)	AUD	4,720	3/11/17	2.140%	3 Month BBSW	2,698
Morgan Stanley & Co., LLC/(CME Group)	CAD	3,260	6/05/17	1.054%	3 Month CDOR	(9,137)
Morgan Stanley & Co., LLC/(CME Group)	NZD	6,420	6/09/17	3.366%	3 Month BKBM	(36,241)
Morgan Stanley & Co., LLC/(CME Group)	AUD	4,100	6/09/17	2.218%	3 Month BBSW	(1,759)

17

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	AUD	2,250	10/30/17	1.915%	3 Month BBSW	$7,827
Morgan Stanley & Co., LLC/(CME Group)	GBP	661	6/05/20	6 Month LIBOR	1.651%	6,184
Morgan Stanley & Co., LLC/(CME Group)		$380	6/25/21	2.243%	3 Month LIBOR	(9,392)
Morgan Stanley & Co., LLC/(CME Group)		530	1/14/24	2.980%	3 Month LIBOR	(44,670)
Morgan Stanley & Co., LLC/(CME Group)		650	4/28/24	2.817%	3 Month LIBOR	(41,233)
Morgan Stanley & Co., LLC/(CME Group)	AUD	720	3/11/25	6 Month BBSW	2.973%	(1,284)
Morgan Stanley & Co., LLC/(CME Group)	NZD	750	6/09/25	3 Month BKBM	4.068%	15,036
Morgan Stanley & Co., LLC/(CME Group)	AUD	440	6/09/25	6 Month BBSW	3.384%	8,919
Morgan Stanley & Co., LLC/(CME Group)		$740	11/10/25	2.256%	3 Month LIBOR	(7,622)
Morgan Stanley & Co., LLC/(CME Group)	GBP	110	6/05/45	2.396%	6 Month LIBOR	(8,870)

						$(126,867)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA:
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	11.27%	$58	$9,217	$3,338	$5,879
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	9.61	98	12,340	(4,178)	16,518
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	9.61	112	14,104	(4,950)	19,054

Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00	1.17	270	(1,139)	(3,268)	2,129
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.83	25	119	(232)	351
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.83	10	48	(95)	143
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.83	10	50	(97)	147
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.83	15	71	(125)	196

				$34,810	$(9,607)	$44,417

*	Termination date

18

AB Variable Products Series Fund

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$1,120	3/04/16	CPI	#	1.170%	$3,696

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$1,390	1/30/17	1.059%	3 Month LIBOR	$(8,174)
JPMorgan Chase Bank, NA	1,520	2/07/22	2.043%	3 Month LIBOR	(28,964)

					$(37,138)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate market value of these securities amounted to $13,921,054 or 21.3% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest rate was in effect at December 31, 2015.

(d)	IO—Interest Only

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

INR—Indian Rupee

JPY—Japanese Yen

NZD—New Zealand Dollar

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

BA—Banker’s Acceptance

BBSW—Bank Bill Swap Reference Rate (Australia)

BKBM—Bank Bill Benchmark (New Zealand)

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

GSE—Government-Sponsored Enterprise

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

19

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2015	AB Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $67,840,437)	$67,242,523
Cash	7,335
Cash collateral due from broker	347,584
Foreign currencies, at value (cost $1,725,660)	1,754,599
Interest and dividends receivable	394,813
Unrealized appreciation on forward currency exchange contracts	96,648
Unrealized appreciation on credit default swaps	44,417
Receivable for variation margin on exchange-traded derivatives	25,770
Receivable for capital stock sold	4,169
Unrealized appreciation on inflation swaps	3,696
Upfront premium paid on credit default swaps	3,338

Total assets	69,924,892

LIABILITIES
Payable for investment securities purchased	4,327,261
Unrealized depreciation on forward currency exchange contracts	94,898
Unrealized depreciation on interest rate swaps	37,138
Payable for capital stock redeemed	32,647
Advisory fee payable	25,266
Payable for variation margin on exchange-traded derivatives	19,669
Upfront premium received on credit default swaps	12,945
Administrative fee payable	12,102
Distribution fee payable	3,786
Transfer Agent fee payable	99
Accrued expenses	123,621

Total liabilities	4,689,432

NET ASSETS	$65,235,460

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,151
Additional paid-in capital	63,251,020
Undistributed net investment income	1,849,867
Accumulated net realized gain on investment and foreign currency transactions	777,830
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(649,408)

$65,235,460

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$47,554,587	4,471,591	$10.63
B	$17,680,873	1,679,843	$10.53

See notes to financial statements.

20

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2015	AB Variable Products Series Fund

INVESTMENT INCOME
Interest	$2,420,310
Dividends	21,264
Other income	478

2,442,052

EXPENSES
Advisory fee (see Note B)	322,798
Distribution fee—Class B	47,557
Transfer agency—Class A	2,998
Transfer agency—Class B	1,074
Custodian	154,553
Audit and tax	76,949
Administrative	50,998
Legal	29,023
Printing	21,972
Directors’ fees	21,157
Miscellaneous	8,510

Total expenses	737,589

Net investment income	1,704,463

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	1,113,192
Securities sold short	(10,124)
Futures	(155,331)
Options written	2,004
Swaps	(83,210)
Foreign currency transactions	446,870
Net change in unrealized appreciation/depreciation of:
Investments	(2,844,354)
Futures	18,622
Swaps	7,592
Foreign currency denominated assets and liabilities	(128,318)

Net loss on investment and foreign currency transactions	(1,633,057)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$71,406

See notes to financial statements.

21

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,704,463	$1,926,517
Net realized gain on investment transactions and foreign currency transactions	1,313,401	2,169,193
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,946,458)	968,568

Net increase in net assets from operations	71,406	5,064,278
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,846,751)	(2,042,058)
Class B	(628,301)	(688,955)
Net realized gain on investment transactions
Class A	(1,514,588)	(786,629)
Class B	(559,008)	(290,472)
CAPITAL STOCK TRANSACTIONS
Net decrease	(6,615,195)	(9,226,036)

Total decrease	(11,092,437)	(7,969,872)
NET ASSETS
Beginning of period	76,327,897	84,297,769

End of period (including undistributed net investment income of $1,849,867 and $2,091,439, respectively)	$65,235,460	$76,327,897

See notes to financial statements.

22

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2015	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Intermediate Bond Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Intermediate Bond Portfolio. Prior to May 1, 2015, the Fund was known as AllianceBernstein Variable Products Series Fund, Inc. The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In

23

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

24

AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Corporates—Investment Grade	$–0	–	$17,424,790		$–0	–	$17,424,790
Mortgage Pass-Throughs	–0	–	11,736,382		–0	–	11,736,382
Asset-Backed Securities	–0	–	9,589,333		1,050,365		10,639,698
Commercial Mortgage-Backed Securities	–0	–	6,109,689		742,820		6,852,509
Governments—Treasuries	–0	–	4,375,836		–0	–	4,375,836
Collateralized Mortgage Obligations	–0	–	229,113		3,618,583		3,847,696
Corporates—Non-Investment Grade	–0	–	3,387,986		–0	–	3,387,986
Inflation-Linked Securities	–0	–	2,441,949		–0	–	2,441,949
Agencies	–0	–	2,093,572		–0	–	2,093,572
Governments—Sovereign Agencies	–0	–	641,244		–0	–	641,244
Quasi-Sovereigns	–0	–	608,279		–0	–	608,279
Preferred Stocks	195,668		117,924		–0	–	313,592
Local Governments—Municipal Bonds	–0	–	291,254		–0	–	291,254
Governments—Sovereign Bonds	–0	–	46,620		–0	–	46,620
Short-Term Investments:
Governments—Treasuries	–0	–	1,747,167		–0	–	1,747,167
Time Deposit	–0	–	793,949		–0	–	793,949

Total Investments in Securities	195,668		61,635,087		5,411,768		67,242,523
Other Financial Instruments*:
Assets:
Futures	56,974		–0	–	–0	–	56,974	#
Forward Currency Exchange Contracts	–0	–	96,648		–0	–	96,648
Centrally Cleared Credit Default Swaps	–0	–	11,878		–0	–	11,878	#
Centrally Cleared Interest Rate Swaps	–0	–	40,664		–0	–	40,664	#
Credit Default Swaps	–0	–	44,417		–0	–	44,417
Inflation (CPI) Swaps	–0	–	3,696		–0	–	3,696
Liabilities:
Futures	(35,581)		–0	–	–0	–	(35,581	)#
Forward Currency Exchange Contracts	–0	–	(94,898)		–0	–	(94,898)
Centrally Cleared Interest Rate Swaps	–0	–	(167,531)		–0	–	(167,531	)#
Interest Rate Swaps	–0	–	(37,138)		–0	–	(37,138)

Total+	$217,061		$61,532,823		$5,411,768		$67,161,652

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed Securities		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations
Balance as of 12/31/14	$1,289,761		$292,194		$3,033,170
Accrued discounts/(premiums)	2,551		(1,448)		10,122
Realized gain (loss)	(11,151)		(25)		(37,634)
Change in unrealized appreciation/depreciation	2,770		(23,535)		7,305
Purchases/Payups	720,582		475,962		1,609,529
Sales/Paydowns	(714,380)		(328)		(1,003,909)
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	(239,768)		–0	–	–0	–

Balance as of 12/31/15	$1,050,365		$742,820		$3,618,583

Net change in unrealized appreciation/depreciation from investments held as of 12/31/15 *	$(4,611)		$(23,535)		$(31,405)

	Warrants^		Total
Balance as of 12/31/14	$–0	–	$4,615,125
Accrued discounts/(premiums)	–0	–	11,225
Realized gain (loss)	–0	–	(48,810)
Change in unrealized appreciation/depreciation	–0	–	(13,460)
Purchases/Payups	–0	–	2,806,073
Sales/Paydowns	–0	–	(1,718,617)
Transfers in to Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	(239,768)

Balance as of 12/31/15	$–0	–	$5,411,768	+

Net change in unrealized appreciation/depreciation from investments held as of 12/31/15 *	$–0	–	$(59,551)

^	The Portfolio held warrants with zero market value that were expired during the reporting period.

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of December 31, 2015, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

26

AB Variable Products Series Fund

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2015, the reimbursement for such services amounted to $50,998.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,262 for the year ended December 31, 2015.

Brokerage commissions paid on investment transactions for the year ended December 31, 2015 amounted to $1,473, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$18,456,175	$14,788,185
U.S. government securities	158,006,136	172,617,623

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, swaps and foreign currency transactions) are as follows:

Cost	$67,847,745

Gross unrealized appreciation	1,131,264
Gross unrealized depreciation	(1,736,486)

Net unrealized depreciation	$(605,222)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in

28

AB Variable Products Series Fund

the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options

29

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2015, the Portfolio held written options for hedging and non-hedging purposes.

For the year ended December 31, 2015, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/14	–0	–	$–0	–
Options written	850,000		2,010
Options expired	(850,000)		(2,010)
Options bought back	–0	–	–0	–
Options exercised	–0	–	–0	–

Options written outstanding as of 12/31/15	–0	–	$–0	–

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

30

AB Variable Products Series Fund

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2015, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended December 31, 2015, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of December 31, 2015, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

31

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended December 31, 2015, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At December 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$97,638	*	Receivable/Payable for variation margin on exchange-traded derivatives	$203,112	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	11,878	*

32

AB Variable Products Series Fund

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$96,648	Unrealized depreciation on forward currency exchange contracts	$94,898
Interest rate contracts			Unrealized depreciation on interest rate swaps	37,138
Interest rate contracts	Unrealized appreciation on inflation swaps	3,696
Credit contracts	Unrealized appreciation on credit default swaps	44,417

Total		$254,277		$335,148

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended December 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(155,331)	$18,622
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	225,828	(377,384)
Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,004	–0	–
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(112,434)	(13,172)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	29,224	20,764

Total		$(10,709)	$(351,170)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2015:

Futures:
Average original value of buy contracts	$6,736,585
Average original value of sale contracts	$4,226,562

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,465,006
Average principal amount of sale contracts	$8,438,891

33

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Interest Rate Swaps:
Average notional amount	$3,631,815

Inflation Swaps:
Average notional amount	$1,120,000	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$14,973,927

Credit Default Swaps:
Average notional amount of buy contracts	$268,000	(b)
Average notional amount of sale contracts	$415,000

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$650,563	(c)
Average notional amount of sale contracts	$1,485,349

(a)	Positions were open for ten months during the year.

(b)	Positions were open for seven months during the year.

(c)	Positions were open for less than one month during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of December 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co**	$25,770	$–0	–	$–0	–	$–0	–	$25,770

Total	$25,770	$–0	–	$–0	–	$–0	–	$25,770

OTC Derivatives:
Barclays Bank PLC	$3,696	$–0	–	$–0	–	$–0	–	$3,696
Citibank/Citibank, NA	58,765	–0	–	–0	–	–0	–	58,765
Credit Suisse International	288	(288)		–0	–	–0	–	–0	–
HSBC Bank USA	35,037	(18,710)		–0	–	–0	–	16,327
JPMorgan Chase Bank/JPMorgan Chase Bank, NA	6,181	(6,181)		–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	12,467	(230)		–0	–	–0	–	12,237
Royal Bank of Scotland PLC	4,652	–0	–	–0	–	–0	–	4,652
Standard Chartered Bank	2,112	(175)		–0	–	–0	–	1,937
State Street Bank & Trust Co.	13,095	(13,095)		–0	–	–0	–	–0	–

Total	$136,293	$(38,679)		$–0	–	$–0	–	$97,614	^

34

AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged		Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$19,669	$–0	–	$(19,669)		$–0	–	$–0	–

Total	$19,669	$–0	–	$(19,669)		$–0	–	$–0	–

OTC Derivatives:
Bank of America, NA	$19,088	$–0	–	$–0	–	$–0	–	$19,088
Credit Suisse International	1,139	(288)		–0	–	–0	–	851
Goldman Sachs Bank USA	8,288	–0	–	–0	–	–0	–	8,288
HSBC Bank USA	18,710	(18,710)		–0	–	–0	–	–0	–
JPMorgan Chase Bank/JPMorgan Chase Bank, NA	57,214	(6,181)		–0	–	–0	–	51,033
Morgan Stanley & Co., Inc.	230	(230)		–0	–	–0	–	–0	–
Standard Chartered Bank	175	(175)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	28,331	(13,095)		–0	–	–0	–	15,236

Total	$133,175	$(38,679)		$–0	–	$–0	–	$94,496	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at December 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended December 31, 2015, the Portfolio earned drop income of $228,669 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon

35

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended December 31, 2015, the Portfolio had no transactions in reverse repurchase agreements.

5. Short Sales

The Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of settlement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Portfolio is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Portfolio. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. For the year ended December 31, 2015, the portfolio had no short sales.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Class A
Shares sold	195,721	146,845	$2,249,979	$1,679,669
Shares issued in reinvestment of dividends and distributions	314,732	252,111	3,361,339	2,828,687
Shares redeemed	(1,002,381)	(948,062)	(11,220,799)	(10,850,612)

Net decrease	(491,928)	(549,106)	$(5,609,481)	$(6,342,256)

Class B
Shares sold	68,692	206,267	$754,645	$2,332,924
Shares issued in reinvestment of dividends and distributions	112,222	88,078	1,187,309	979,427
Shares redeemed	(268,223)	(548,694)	(2,947,668)	(6,196,131)

Net decrease	(87,309)	(254,349)	$(1,005,714)	$(2,883,780)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

36

AB Variable Products Series Fund

Below Investment Grade Securities—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

37

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2015.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$3,320,511	$2,731,013
Net long-term capital gains	1,228,137	1,077,101

Total taxable distributions paid	$4,548,648	$3,808,114

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,674,769
Accumulated capital and other losses	(3,710	)(a)
Unrealized appreciation/(depreciation)	(692,770	)(b)

Total accumulated earnings/(deficit)	$1,978,289

(a)	As of December 31, 2015, the Portfolio had cumulative deferred loss on straddles of $3,710.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and Treasury inflation-protected securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2015, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, reclassifications of foreign currency and paydown gains/losses, and the tax treatment of swap clearing fees resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I: New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

38

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.37	$11.22	$12.30	$12.54	$12.39

Income From Investment Operations
Net investment income (a)	.27	.28	.32	.33	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.27)	.44	(.59)	.35	#	.38
Contributions from Affiliates	–0	–	–0	–	–0	–	.05	#	–0	–

Net increase (decrease) in net asset value from operations	–0	–	.72	(.27)	.73	.80

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.41)	(.45)	(.58)	(.60)
Distributions from net realized gain on investment transactions	(.34)	(.16)	(.36)	(.39)	(.05)

Total dividends and distributions	(.74)	(.57)	(.81)	(.97)	(.65)

Net asset value, end of period	$10.63	$11.37	$11.22	$12.30	$12.54

Total Return
Total investment return based on net asset value (b)	.01	%*	6.48%	(2.16	)%*	6.05	%*	6.64%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,554	$56,437	$61,848	$79,104	$106,028
Ratio to average net assets of:
Expenses	.96%	.88%	.77%	.70%	.65%
Net investment income	2.44%	2.46%	2.74%	2.67%	3.42%
Portfolio turnover rate**	230%	262%	217%	116%	108%

See footnote summary on page 40.

39

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.26	$11.11	$12.17	$12.41	$12.26

Income From Investment Operations
Net investment income (a)	.24	.25	.29	.30	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.26)	.43	(.58)	.35	#	.37
Contributions from Affiliates	–0	–	–0	–	–0	–	.05	#	–0	–

Net increase (decrease) in net asset value from operations	(.02)	.68	(.29)	.70	.76

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.37)	(.41)	(.55)	(.56)
Distributions from net realized gain on investment transactions	(.34)	(.16)	(.36)	(.39)	(.05)

Total dividends and distributions	(.71)	(.53)	(.77)	(.94)	(.61)

Net asset value, end of period	$10.53	$11.26	$11.11	$12.17	$12.41

Total Return
Total investment return based on net asset value (b)	(.18	)%*	6.22%	(2.34	)%*	5.79	%*	6.38%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,681	$19,891	$22,450	$29,363	$33,973
Ratio to average net assets of:
Expenses	1.21%	1.13%	1.02%	.96%	.90%
Net investment income	2.19%	2.21%	2.49%	2.43%	3.17%
Portfolio turnover rate**	230%	262%	217%	116%	108%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

#	Amount reclassified from realized gain (loss) on investment transactions.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2015, December 31, 2013 and December 31, 2012 by 0.02%, 0.02% and 0.05%, respectively.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

40

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Intermediate Bond Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Intermediate Bond Portfolio (the “Fund”) (formerly AllianceBernstein Intermediate Bond Portfolio), one of the series constituting AB Variable Products Series Fund, Inc. (formerly AllianceBernstein Variable Products Series Fund, Inc.), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Intermediate Bond Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2016

41

2015 FEDERAL TAX INFORMATION
(unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2015. For corporate shareholders, 0.50% of dividends paid qualify for the dividends received deduction.

42

INTERMEDIATE BOND PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1) Michael J. Downey(1)	Robert M. Keith, President and Chief Executive Officer
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
    Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Shawn E. Keegan(2), Vice President

Michael S. Canter(2), Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Core Fixed Income Investment Team. Messrs. DeNoon, Keegan, Peebles, Canter and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

43

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, he was Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	110	None

44

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (1990)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

45

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

46

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Shawn E. Keegan 44	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2011.

Michael S. Canter 34	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2011.

Douglas J. Peebles 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Greg J. Wilensky 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

47

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Intermediate Bond Portfolio (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors

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AB Variable Products Series Fund

focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays U.S. Aggregate Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2015 and (in the case of comparisons with the Index) the period since inception (September 1992 inception). The directors noted that the Portfolio was in the 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1- and 10-year periods, and in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3- and 5-year periods. The Portfolio outperformed the Index in all periods except the 1-year period and the period since inception. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points was lower than the Expense Group median. The directors noted that the administrative expense reimbursement was 6.1 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was more than the Expense Group median.

The directors also considered the Adviser’s advisory fee schedule for non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising another registered investment company with a similar investment style. The directors noted that the Adviser advises a portfolio of another AB Fund with a similar investment style for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

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INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Portfolio’s expense ratio, the directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund, Inc. (the “Fund”), in respect of AB Intermediate Bond Portfolio (the “Portfolio”),2,3 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5 Also shown are the Portfolio’s net assets on September 30, 2015.

1	The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

3	On April 25, 2008, the Adviser’s variable fixed-income offerings were reorganized and U.S. Government/ High Grade Securities Portfolio acquired the assets of other fixed income series of the Fund, including Americas Government Income Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio and High Yield Portfolio. On April 28, 2008 the investment guidelines of U.S. Government/ High Grade Securities Portfolio were broadened to match those of the Adviser’s U.S. Strategic Core Plus Strategy and the Portfolio’s name was changed to Intermediate Bond Portfolio.

4	Jones v. Harris at 1427.

5	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets ($ MM)
Intermediate Bond Portfolio	Low Risk Income	0.45% on 1st $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	$68.9

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $49,294 (0.061% of the Portfolio’s average daily net assets) for providing such services.

Set forth below are the Portfolio’s total expense ratios for the most recent annual period:

Portfolio	Total Expense Ratio[6]		Fiscal Year
Intermediate Bond Portfolio	Class A 0.88 Class B 1.13	% %	December 31, 2014

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on September 30, 2015 net assets.8

6	Annualized.

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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AB Variable Products Series Fund

Portfolio	Net Assets 9/30/15 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Intermediate Bond Portfolio	$68.9	U.S. Strategic Core Plus 0.50% on the first $30 million	0.331	0.450
		0.20% on the balance
		Minimum account size: $25 million

Certain of the AB Mutual Funds (“ABMF”), which the Adviser manages, have a similar investment style as the Portfolio and their fee schedules are set forth below. The AB Mutual Funds were also affected by the Adviser’s settlement with the NYAG. As a result, the Portfolio has the same breakpoints as AB Bond Fund, Inc.—Intermediate Bond Portfolio. Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio, which is managed similarly as the Portfolio, was not affected by the settlement since the fund has lower breakpoints than the NYAG related fee schedule. Also shown are what would have been the effective advisory fees of the Portfolio had the ABMF fee schedules been applicable to the Portfolio based on September 30, 2015 net assets:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Bond Fund, Inc.—Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450	0.450

Intermediate Bond Portfolio	Intermediate Duration Institutional Portfolio[9]	0.50% on first $1 billion 0.45% on the balance	0.500	0.450

The Adviser manages Intermediate Duration Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company which has a similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio based on September 30, 2015 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Intermediate Duration Portfolio	0.50% on 1st $1 billion 0.45% on next $ 2 billion 0.40% on next $ 2 billion 0.35% on next $ 2 billion 0.30% the balance	0.500	0.450

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2015 net assets:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio[10]	Client #1[11]	AB Sub-Advisory Fee Schedule: 0.29% on first $100 million 0.20% thereafter	0.290	0.450

9	Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee of the fund. During the fiscal year ended September 30, 2014, Intermediate Duration Institutional Portfolio’s gross expense ratio was 0.58%; accordingly, the fund’s advisory fee was reduced by 0.13% from 0.50% to 0.37%.

10	It should be noted that the advisory fee paid by the shareholders of the sub-advisory relationship is higher 11 than the fee charged to the Portfolio.

11	The sub-advisory relationship is with an affiliate of the Adviser.

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INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that this is the only sub-advisory relationship and it is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management service generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers12,13 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)14 and the Portfolio’s contractual management fee ranking.15

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Broadridge expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Broadridge had expanded the Portfolio’s EG, under Broadridge’s standard guidelines, the Portfolio’s Broadridge Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.16

Portfolio	Contractual Management Fee (%)[17]	Broadridge Exp. Group Median (%)	Broadridge Group Rank
Intermediate Bond Portfolio[18]	0.450	0.500	2/11

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classifications/objectives continue to be determined by Lipper.

14	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Broadridge peer group.

16	Except for asset size comparability, Broadridge uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

18	The Portfolio’s EG includes the Portfolio, four other A-rated Corporate Debt (“A”) funds underlying variable insurance products (“VIPs”) and six BBB-rated Corporate Debt (“BBB”) funds underlying VIPs.

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AB Variable Products Series Fund

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU.

Portfolio	Total Expense Ratio (%)[19]	Broadridge Exp. Group Median (%)	Broadridge Group Rank	Broadridge Exp. Universe Median (%)	Broadridge Universe Rank
Intermediate Bond Portfolio[20]	0.878	0.652	11/11	0.639	23/23

Based on this analysis, the Portfolio has more favorable ranking on a contractual management fee basis than on a total expense basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and front-end sales loads.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2014, ABI received $53,389 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2014, distribution expenses were incurred by ABI in the amount of $108,041 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI, is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,21 ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”), an affiliate of the Adviser. During the most recently completed fiscal year, the Portfolio paid ABIS a fee of approximately $1,385.22

19	Most recently completed fiscal year Class A share total expense ratio.

20	The Portfolio’s EU includes the Portfolio, EG and all other A funds underlying VIPs and BBB funds underlying VIPs, excluding outliers.

21	The fee is inclusive of other Portfolios of the Fund (Equity and Multi-Asset), which are not discussed in this summary.

22	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2014.

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INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics.24 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.25 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance rankings26 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)27 for the periods ended July 31, 2015.28

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	2.66	2.34	2.36	1/5	5/17
3 year	2.15	2.02	2.07	2/5	7/16
5 year	3.75	3.61	3.63	2/5	7/16
10 year	4.65	4.18	4.35	1/5	3/13

23	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

24	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

25	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

26	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Broadridge.

27	The Portfolio’s PG/PU is not identical to its respective EG/EU as the criteria for including/excluding a fund to/from PG/PU is somewhat different than that of EG/EU.

28	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

56

AB Variable Products Series Fund

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)29 versus its benchmarks.30 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.31

	Periods Ending July 31, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio[32]	2.66	2.15	3.75	4.65	5.27	4.30	0.74	10
Barclays Capital U.S. Aggregate Index	2.82	1.60	3.27	4.61	5.72	3.25	0.96	10
Inception Date: September 17, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

29	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

30	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2015.

31	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

32	On or around April 25, 2008, the Portfolio’s name was changed from U.S. Government/U.S. High Grade Portfolio to Intermediate Bond Portfolio. Also at this time, the Portfolio’s strategy and the benchmark changed from Barclays Capital U.S. Government Index to Barclays Capital U.S. Aggregate Index.

57

VPS-IB-0151-1215

DEC    12.31.15

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	INTERNATIONAL GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH
PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2016

The following is an update of AB Variable Products Series Fund—International Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2015. Effective May 1, 2015, the AllianceBernstein Variable Products Series Fund’s name changed to AB Variable Products Series Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation.

The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmarks, the Morgan Stanley Capital International All Country (“MSCI AC”) World (ex-US) Index (net) and the MSCI World (ex-US) Index (net) for the one-, five- and 10-year periods ended December 31, 2015.

All share classes of the Portfolio outperformed the benchmarks for the annual period. Both security selection and sector allocation combined to drive the outperformance; currency positioning also contributed to relative performance. Stock selection in the financials sector and underweight exposure to the materials sector contributed. In addition, country exposure added value, with an underweight to Canada contributing. Stock selection in consumer discretionary and industrials detracted, as did an underweight position in telecommunications and an overweight exposure to India.

The Portfolio utilized derivatives in the form of currency forwards for hedging purposes, which detracted from absolute performance for the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

International equity markets declined during the annual period. After a positive run-up in shares in the first half of the period, equities pulled back amid concerns that China’s economy would drag the global economy into a slowdown and stretched valuations in developed stocks caused shares to tumble. Although markets rebounded toward year end as markets stabilized and investors welcomed central bank policy actions from the US, Europe and China, international equity markets ended the year in negative territory. Japanese and European stocks were the best performers

1

AB Variable Products Series Fund

during 2015, while emerging-market stocks continued to lag. In Europe, the European Central Bank cut its deposit rate and extended its quantitative easing program an additional six months, although markets were disappointed by the scale of action to combat the risks to growth and to help lower inflation. Across the Atlantic, the US Federal Reserve decided to increase interest rates for the first time in nearly a decade in December, signaling the end of an era of unprecedented accommodative monetary policy, initially triggered by the global financial crisis in 2008.

The Portfolio’s Senior Investment Management Team follows a bottom-up stock picking methodology that employs rigorous analysis across geographic borders, in search of companies that are market leaders with attractive earnings growth prospects and high return on invested capital.

2

INTERNATIONAL GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI AC World (ex-US) Index and the MSCI World (ex-US) Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World (ex-US) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the US. The MSCI World (ex-US) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

INTERNATIONAL GROWTH PORTFOLIO
DISCLOSURES AND RISKS
(continued from previous page)	AB Variable Products Series Fund

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2015 (unaudited)	1 Year	5 Years*	10 Years*
International Growth Portfolio Class A	-1.87%	1.38%	2.62%
International Growth Portfolio Class B	-2.17%	1.12%	2.36%
MSCI AC World (ex-US) Index (net)	-5.66%	1.06%	2.92%
MSCI World (ex-US) Index (net)	-3.04%	2.79%	2.92%
* Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.07% and 1.36% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

INTERNATIONAL GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/05 – 12/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in International Growth Portfolio Class A shares (from 12/31/05 to 12/31/15) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

INTERNATIONAL GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$940.80	$5.53	1.13%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.51	$5.75	1.13%

Class B
Actual	$1,000	$939.30	$6.75	1.38%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.25	$7.02	1.38%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Roche Holding AG	$2,687,951	3.7%
AIA Group Ltd.	2,367,326	3.2
Prudential PLC	2,151,454	2.9
Partners Group Holding AG	2,085,878	2.8
Nestle SA (REG)	2,016,823	2.8
Housing Development Finance Corp., Ltd.	1,927,031	2.6
Anheuser-Busch InBev SA/NV	1,828,004	2.5
UBS Group AG	1,780,638	2.4
British American Tobacco PLC	1,648,082	2.2
Safran SA	1,643,370	2.2

	$20,136,557	27.3%

SECTOR BREAKDOWN†

December 31, 2015 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$23,034,521	31.4%
Consumer Discretionary	12,978,878	17.7
Consumer Staples	12,227,418	16.7
Health Care	9,728,278	13.3
Information Technology	6,819,413	9.3
Industrials	4,845,537	6.6
Materials	1,803,311	2.5
Energy	1,274,107	1.7
Utilities	501,239	0.7
Short-Term Investments	100,239	0.1

Total Investments	$73,312,941	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY BREAKDOWN*
December 31, 2015 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$11,711,356	16.0%
Switzerland	9,902,690	13.5
India	7,953,404	10.8
Japan	7,416,181	10.1
China	6,496,673	8.9
France	5,471,449	7.5
Hong Kong	3,444,829	4.7
Belgium	2,689,113	3.7
Italy	2,576,401	3.5
Netherlands	2,270,079	3.1
Germany	2,110,040	2.9
South Africa	1,903,052	2.6
Taiwan	1,579,012	2.1
Other	7,688,423	10.5
Short-Term Investments	100,239	0.1

Total Investments	$73,312,941	100.0%

*	All data are as of December 31, 2015. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.6% or less in the following countries: Australia, Austria, Brazil, Denmark, Indonesia, Mexico, Peru, Philippines, Singapore, South Korea and United States.

8

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2015	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.4%

FINANCIALS–31.3%
BANKS–7.3%
Credicorp Ltd.	9,450	$919,674
HDFC Bank Ltd.	59,030	1,213,503
ING Groep NV	94,070	1,272,770
Sumitomo Mitsui Financial Group, Inc.	26,600	1,003,912
UniCredit SpA	175,149	968,344

		5,378,203

CAPITAL MARKETS–8.2%
Azimut Holding SpA	47,795	1,188,001
Flow Traders(a)	20,214	997,309
Partners Group Holding AG	5,800	2,085,878
UBS Group AG	91,788	1,780,638

		6,051,826

CONSUMER FINANCE–0.9%
SKS Microfinance Ltd.(b)	84,340	632,707

DIVERSIFIED FINANCIAL SERVICES–3.4%
IG Group Holdings PLC	98,830	1,168,419
London Stock Exchange Group PLC	32,770	1,325,811

		2,494,230

INSURANCE–8.0%
AIA Group Ltd.	396,200	2,367,326
Prudential PLC	95,495	2,151,454
St James’s Place PLC	92,340	1,368,633

		5,887,413

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.9%
Global Logistic Properties Ltd.	439,100	663,111

THRIFTS & MORTGAGE FINANCE–2.6%
Housing Development Finance Corp., Ltd.	101,337	1,927,031

		23,034,521

CONSUMER DISCRETIONARY–17.6%
AUTO COMPONENTS–0.9%
Hankook Tire Co., Ltd.(b)	17,210	686,434

AUTOMOBILES–3.6%
Great Wall Motor Co., Ltd.–Class H	326,500	377,951
Nissan Motor Co., Ltd.	136,500	1,429,256
Tata Motors Ltd.–Class A(b)	189,054	824,371

		2,631,578

DIVERSIFIED CONSUMER SERVICES–1.7%
Kroton Educacional SA	155,100	370,991
TAL Education Group (ADR)(b)(c)	19,570	909,418

		1,280,409

HOTELS, RESTAURANTS & LEISURE–1.4%
Alsea SAB de CV(c)	134,821	469,286
Melco Crown Entertainment Ltd. (ADR)(c)	34,307	576,358

		1,045,644

HOUSEHOLD DURABLES–1.3%
Panasonic Corp.	94,300	955,967

INTERNET & CATALOG RETAIL–1.2%
JD.com, Inc. (ADR)(b)	26,978	870,445

MEDIA–1.8%
Naspers Ltd.–Class N	9,760	1,334,039

MULTILINE RETAIL–1.0%
Matahari Department Store Tbk PT	596,000	754,496

SPECIALTY RETAIL–1.6%
Fast Retailing Co., Ltd.	3,300	1,154,377

TEXTILES, APPAREL & LUXURY GOODS–3.1%
Brunello Cucinelli SpA(c)	23,763	420,056
Cie Financiere Richemont SA	18,602	1,331,400
Titan Co., Ltd.	97,800	514,033

		2,265,489

		12,978,878

CONSUMER STAPLES–16.6%
BEVERAGES–2.5%
Anheuser-Busch InBev SA/NV	14,689	1,828,004

FOOD & STAPLES RETAILING–1.4%
Tsuruha Holdings, Inc.	11,500	996,428

FOOD PRODUCTS–7.3%
Dali Foods Group Co., Ltd.(a)(b)(c)	1,110,470	630,456
Danone SA	19,360	1,308,222
Nestle SA (REG)	27,168	2,016,823
Universal Robina Corp.	228,760	902,695
WH Group Ltd.(a)(b)	902,500	501,145

		5,359,341

HOUSEHOLD PRODUCTS–3.2%
Reckitt Benckiser Group PLC	16,400	1,517,431
Unicharm Corp.	43,000	878,132

		2,395,563

TOBACCO–2.2%
British American Tobacco PLC	29,677	1,648,082

		12,227,418

9

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE–13.2%
HEALTH CARE EQUIPMENT & SUPPLIES–1.4%
Essilor International SA	8,482	$1,057,161

HEALTH CARE PROVIDERS & SERVICES–1.2%
Apollo Hospitals Enterprise Ltd.	38,690	854,199

PHARMACEUTICALS–10.6%
Aspen Pharmacare Holdings Ltd.(b)	28,501	569,013
Bayer AG	7,298	911,450
Glenmark Pharmaceuticals Ltd.	32,210	446,413
H Lundbeck A/S(b)	20,910	713,978
Roche Holding AG	9,700	2,687,951
Sun Pharmaceutical Industries Ltd.	71,599	884,562
UCB SA	9,540	861,109
Vectura Group PLC(b)	286,150	742,442

		7,816,918

		9,728,278

INFORMATION TECHNOLOGY–9.3%
INTERNET SOFTWARE & SERVICES–3.8%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	15,190	1,234,491
Tencent Holdings Ltd.	77,600	1,521,398

		2,755,889

IT SERVICES–0.9%
Tata Consultancy Services Ltd.	17,910	656,585

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.0%
ams AG(c)	19,690	658,209
Taiwan Semiconductor Manufacturing Co., Ltd.	366,000	1,579,012

		2,237,221

SOFTWARE–1.6%
Mobileye NV(b)	27,666	1,169,718

		6,819,413

INDUSTRIALS–6.6%
AEROSPACE & DEFENSE–2.2%
Safran SA	23,920	1,643,370

COMMERCIAL SERVICES & SUPPLIES–0.8%
Aggreko PLC	41,426	557,665

ELECTRICAL EQUIPMENT–0.3%
Schneider Electric SE (Paris)	3,320	188,589

INDUSTRIAL CONGLOMERATES–0.3%
Siemens AG (REG)	2,340	226,385

MACHINERY–1.3%
Komatsu Ltd.	61,000	998,109

PROFESSIONAL SERVICES–1.7%
Capita PLC	69,210	1,231,419

		4,845,537

MATERIALS–2.4%
CHEMICALS–1.9%
Bloomage BioTechnology Corp. Ltd.	182,500	451,275
Linde AG	6,730	972,205

		1,423,480

METALS & MINING–0.5%
BHP Billiton PLC	34,060	379,831

		1,803,311

ENERGY–1.7%
OIL, GAS & CONSUMABLE FUELS–1.7%
Total SA	28,420	1,274,107

UTILITIES–0.7%
WATER UTILITIES–0.7%
Beijing Enterprises Water Group Ltd.(b)	716,000	501,239

Total Common Stocks (cost $57,583,040)		73,212,702

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.1%
TIME DEPOSIT–0.1%
State Street Time Deposit 0.01%, 1/04/16 (cost $100,239)	$ 100	100,239

Total Investments Before Security Lending Collateral for Securities Loaned–99.5% (cost $57,683,279)		73,312,941

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–3.9%
INVESTMENT COMPANIES–3.9%
AB Exchange Reserves–Class I, 0.24%(d)(e) (cost $2,834,947)	2,834,947	2,834,947

TOTAL INVESTMENTS–103.4% (cost $60,518,226)		76,147,888
Other assets less liabilities–(3.4)%		(2,491,669)

NET ASSETS–100.0%		$73,656,219

10

AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CNY	5,564	USD	867	2/18/16	$20,916
Credit Suisse International	CHF	388	USD	396	2/18/16	8,390
Goldman Sachs Bank USA	GBP	553	USD	851	2/18/16	35,382
HSBC Bank USA	GBP	793	USD	1,208	2/18/16	39,160
Morgan Stanley & Co., Inc.	CNY	3,962	USD	615	2/18/16	12,594
Royal Bank of Scotland PLC	CHF	4,958	USD	4,998	2/18/16	38,654
Royal Bank of Scotland PLC	TWD	20,862	USD	642	2/18/16	9,824
Royal Bank of Scotland PLC	USD	881	CAD	1,159	2/18/16	(42,969)
Royal Bank of Scotland PLC	USD	556	JPY	67,074	2/18/16	2,548
State Street Bank & Trust Co.	EUR	871	USD	949	2/18/16	1,710
State Street Bank & Trust Co.	HKD	11,100	USD	1,432	2/18/16	(406)
State Street Bank & Trust Co.	USD	3,307	AUD	4,648	2/18/16	72,596
State Street Bank & Trust Co.	USD	2,812	CAD	3,707	2/18/16	(132,405)
State Street Bank & Trust Co.	USD	1,581	JPY	191,968	2/18/16	17,179
State Street Bank & Trust Co.	USD	383	NOK	3,284	2/18/16	(11,810)
State Street Bank & Trust Co.	USD	1,720	SEK	14,832	2/18/16	38,795

						$110,158

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate market value of these securities amounted to $2,128,910 or 2.9% of net assets.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

REG—Registered Shares

See notes to financial statements.

11

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2015	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $57,683,279)	$73,312,941 (a)
Affiliated issuers (cost $2,834,947—investment of cash collateral for securities loaned)	2,834,947
Foreign currencies, at value (cost $98,569)	96,767
Dividends and interest receivable	315,157
Unrealized appreciation on forward currency exchange contracts	297,748
Receivable for investment securities sold and foreign currency transactions	206,102
Receivable for capital stock sold	2,202

Total assets	77,065,864

LIABILITIES
Payable for collateral received on securities loaned	2,834,947
Unrealized depreciation on forward currency exchange contracts	187,590
Payable for capital stock redeemed	118,139
Payable for investment securities purchased	110,505
Advisory fee payable	47,425
Administrative fee payable	11,772
Distribution fee payable	8,745
Transfer Agent fee payable	99
Accrued expenses	90,423

Total liabilities	3,409,645

NET ASSETS	$73,656,219

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,983
Additional paid-in capital	90,990,738
Distributions in excess of net investment income	(100,741)
Accumulated net realized loss on investment and foreign currency transactions	(32,953,355)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	15,715,594

$73,656,219

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$33,089,918	1,777,337	$18.62
B	$40,566,301	2,205,476	$18.39

(a)	Includes securities on loan with a value of $2,736,303 (see Note E).

See notes to financial statements.

12

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2015	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $147,236)	$1,510,974
Affiliated issuers	2,856
Interest	16
Securities lending income	61,238

	1,575,084
EXPENSES
Advisory fee (see Note B)	624,965
Distribution fee—Class B	114,712
Transfer agency—Class A	1,941
Transfer agency—Class B	2,369
Custodian	98,487
Audit and tax	63,053
Administrative	50,338
Legal	29,402
Printing	27,034
Directors’ fees	21,157
Miscellaneous	9,694

Total expenses	1,043,152

Net investment income	531,932

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	4,003,671	(a)
Foreign currency transactions	(1,215,282)
Net change in unrealized appreciation/depreciation of:
Investments	(4,987,628	)(b)
Foreign currency denominated assets and liabilities	384,444

Net loss on investment and foreign currency transactions	(1,814,795)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,282,863)

(a)	Net of foreign capital gains taxes of $2,910.

(b)	Net of increase in accrued foreign capital gains taxes of $30,747.

See notes to financial statements.

13

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$531,932	$1,124,481
Net realized gain on investment transactions and foreign currency transactions	2,788,389	19,026,455
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(4,603,184)	(22,526,117)
Contributions from Affiliates (see Note B)	–0	–	5,816

Net decrease in net assets from operations	(1,282,863)	(2,369,365)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(126,565)	–0	–
Class B	(26,794)	–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(11,715,834)	(67,932,548)

Total decrease	(13,152,056)	(70,301,913)
NET ASSETS
Beginning of period	86,808,275	157,110,188

End of period (including distributions in excess of net investment income of ($100,741) and undistributed net investment income of $428,748, respectively)	$73,656,219	$86,808,275

14

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2015	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein International Growth Portfolio. Prior to May 1, 2015, the Fund was known as AllianceBernstein Variable Products Series Fund, Inc. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

16

AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stock:
Financials	$2,192,444		$20,842,077		$–0	–	$23,034,521
Consumer Discretionary	2,825,507		10,153,371		–0	–	12,978,878
Consumer Staples	630,456		11,596,962		–0	–	12,227,418
Health Care	742,442		8,985,836		–0	–	9,728,278
Information Technology	2,404,209		4,415,204		–0	–	6,819,413
Industrials	–0	–	4,845,537		–0	–	4,845,537
Materials	–0	–	1,803,311		–0	–	1,803,311
Energy	–0	–	1,274,107		–0	–	1,274,107
Utilities	–0	–	501,239		–0	–	501,239
Short-Term Investments	–0	–	100,239		–0	–	100,239
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,834,947		–0	–	–0	–	2,834,947

Total Investments in Securities	11,630,005		64,517,883+		–0	–	76,147,888
Other Financial Instruments*:	–0	–	–0	–	–0	–	–0	–
Assets:
Forward Currency Exchange Contracts	–0	–	297,748		–0	–	297,748
Liabilities:
Forward Currency Exchange Contracts	–0	–	(187,590)		–0	–	(187,590)

Total^,^^	$11,630,005		$64,628,041		$–0	–	$76,258,046

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio‘s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	An amount of $3,202,648 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

^^	An amount of $1,376,590 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

18

AB Variable Products Series Fund

During the year ended December 31, 2014, the Adviser reimbursed the Portfolio $5,816 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2015, the reimbursement for such services amounted to $50,338.

Brokerage commissions paid on investment transactions for the year ended December 31, 2015 amounted to $40,968, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,262 for the year ended December 31, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$13,928,063		$25,526,385
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$60,611,296

Gross unrealized appreciation	$20,804,593
Gross unrealized depreciation	(5,268,001)

Net unrealized appreciation	$15,536,592

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

19

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2015, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At December 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$297,748	Unrealized depreciation on forward currency exchange contracts	$187,590

Total		$297,748		$187,590

20

AB Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the year ended December 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(1,027,855)	$384,812

Total		$(1,027,855)	$384,812

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2015:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$14,469,257
Average principal amount of sale contracts	$14,102,173

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of December 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$20,916	$–0	–	$–0	–	$–0	–	$20,916
Credit Suisse International	8,390	–0	–	–0	–	–0	–	8,390
Goldman Sachs Bank USA	35,382	–0	–	–0	–	–0	–	35,382
HSBC Bank USA	39,160	–0	–	–0	–	–0	–	39,160
Morgan Stanley & Co., Inc.	12,594	–0	–	–0	–	–0	–	12,594
Royal Bank of Scotland PLC	51,026	(42,969)		–0	–	–0	–	8,057
State Street Bank & Trust Co.	130,280	(130,280)		–0	–	–0	–	–0	–

Total	$297,748	$(173,249)		$–0	–	$–0	–	$124,499	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged		Security Collateral Pledged		Net Amount of Derivatives Liabilities
OTC Derivatives:
Royal Bank of Scotland PLC	$42,969	$(42,969)		$–0	–	$–0	–	$–0	–
State Street Bank & Trust Co.	144,621	(130,280)		–0	–	–0	–	14,341

Total	$187,590	$(173,249)		$–0	–	$–0	–	$14,341	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

21

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2015, the Portfolio had securities on loan with a value of $2,736,303 and had received cash collateral which has been invested into AB Exchange Reserves of $2,834,947. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $61,238 and $2,856 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)
$2,295	$43,119	$42,579	$2,835

22

AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2015	Year Ended December 31, 2014
Class A
Shares sold	129,045	134,654		$2,512,012	$2,638,381
Shares issued in reinvestment of dividends	6,544	–0	–	126,565	–0	–
Shares redeemed	(402,478)	(3,406,796)		(7,834,655)	(64,441,263)

Net decrease	(266,889)	(3,272,142)		$(5,196,078)	$(61,802,882)

Class B
Shares sold	260,706	315,056		$4,992,035	$6,091,692
Shares issued in reinvestment of dividends	1,402	–0	–	26,794	–0	–
Shares redeemed	(602,977)	(632,180)		(11,538,585)	(12,221,358)

Net decrease	(340,869)	(317,124)		$(6,519,756)	$(6,129,666)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and

23

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$153,359	$–0	–

Total taxable distributions paid	$153,359	$–0	–

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(32,860,285	)(a)
Unrealized appreciation/(depreciation)	15,521,784	(b)

Total accumulated earnings/(deficit)	$(17,338,501)

(a)	As of December 31, 2015, the Portfolio had a net capital loss carryforward of $32,845,011. During the fiscal year, the Portfolio utilized $3,977,282 of capital loss carryforwards to offset current year net realized gains. At December 31, 2015, the Portfolio had a post-October short-term capital loss deferral of $15,274 which is deemed to arise on January 1, 2016.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gain/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital losses will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2015, the Portfolio had a net short-term capital loss carryforward of $32,845,011 which will expire in 2017.

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency and foreign capital gains tax, the disallowance of a net operating loss and a dividend overdistribution resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

24

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended December 31,
2015	2014	2013	2012	2011
Net asset value, beginning of period	$19.04	$19.27	$17.13	$15.08	$18.42

Income From Investment Operations
Net investment income (a)	.15	.24	.21	.21	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.50)	(.47)	2.11	2.12	(3.08)
Contributions from Affiliates	–0	–	.00	(b)	–0	–	–0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(.35)	(.23)	2.32	2.33	(2.82)

Less: Dividends
Dividends from net investment income	(.07)	–0	–	(.18)	(.28)	(.52)

Net asset value, end of period	$18.62	$19.04	$19.27	$17.13	$15.08

Total Return
Total investment return based on net asset value (c)	(1.87)%	(1.19)%	13.60%	15.54%	(15.85)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,090	$38,924	$102,467	$97,611	$90,912
Ratio to average net assets of:
Expenses	1.11%	1.07%	.94%	.97%	.94%
Net investment income	.78%	1.20%	1.15%	1.33%	1.53%
Portfolio turnover rate	17%	29%	31%	52%	66%

See footnote summary on page 26.

25

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended December 31,
2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.81	$19.08	$16.96	$14.93	$18.24

Income From Investment Operations
Net investment income (a)	.10	.20	.16	.18	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.51)	(.47)	2.09	2.08	(3.06)
Contributions from Affiliates	–0	–	.00	(b)	–0	–	–0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(.41)	(.27)	2.25	2.26	(2.84)

Less: Dividends
Dividends from net investment income	(.01)	–0	–	(.13)	(.23)	(.47)

Net asset value, end of period	$18.39	$18.81	$19.08	$16.96	$14.93

Total Return
Total investment return based on net asset value (c)	(2.17)%	(1.41)%	13.32%	15.23%	(16.04)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,566	$47,884	$54,643	$58,694	$58,322
Ratio to average net assets of:
Expenses	1.36%	1.36%	1.19%	1.22%	1.19%
Net investment income	.52%	1.02%	.92%	1.11%	1.27%
Portfolio turnover rate	17%	29%	31%	52%	66%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB International Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB International Growth Portfolio (the “Fund”) (formerly AllianceBernstein International Growth Portfolio), one of the series constituting AB Variable Products Series Fund, Inc. (formerly AllianceBernstein Variable Products Series Fund, Inc.), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB International Growth Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2016

27

2015 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2015.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2015, $107,942 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $1,409,878.

28

INTERNATIONAL GROWTH
PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)
John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel C. Roarty(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Global Growth and Thematic Investment Team. Mr. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

29

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

		110	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	110	None

30

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 72 (2005)

Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.

		110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (1990)

Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.

		110	None

D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, ## 67 (2006)

Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.

		110	None

31

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 63 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.

		110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

*	The address for the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

32

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel C. Roarty 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since May 2011, and Chief Investment Officer, Global Growth and Thematic team since 2013. Prior thereto, he was in research and portfolio management of Nuveen Investments since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

33

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB International Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/15 ($MIL)
International Growth Portfolio	International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$88.9

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $48,204 (0.048% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

34

AB Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
International Growth Portfolio	Class A 1.07%	December 31
Class B 1.36%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

Portfolio	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Growth Portfolio	$88.9	International Growth Trends Schedule 0.85% on first $25m 0.65% on next $25m 0.55% on next $50m 0.45% on the balance Minimum account size $25m	0.663%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

35

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Adviser also manages AB International Growth Fund, Inc. (“International Growth Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of International Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Growth Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Portfolio. Set forth below are the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of SCB International Portfolio been applicable to the Portfolio based on March 31, 2015 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
International Growth Portfolio[7]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2015.	0.875%	0.750%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.9,10

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The investment guidelines of the Portfolio are more restrictive than the SCB Fund portfolio. The Portfolio invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

36

AB Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
International Growth Portfolio	0.750	0.880	4/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Expense Ratio (%)[13]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Growth Portfolio	1.070	1.004	9/13	0.935	18/24

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than they do on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2014, ABI received $129,152 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $266,431 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

37

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.15,16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared

14	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a fee of $18,000 in 2013.

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

38

AB Variable Products Series Fund

the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2015.20

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Growth Portfolio
1 year	3.09	0.13	1.50	3/13	7/27
3 year	6.53	8.21	8.81	13/13	26/27
5 year	6.47	8.29	8.79	11/12	21/24
10 year	4.84	5.77	5.62	9/10	17/20

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)		3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
							Volatility (%)	Sharpe (%)
International Growth Portfolio		3.09	6.52	6.47	4.84	7.89	20.37	0.26	10
MSCI AC World Ex US Net Index[24]		0.87	6.49	6.55	5.34	5.52	18.76	0.29	10
MSCI World X-US Net Index	–	0.16	8.58	7.41	4.96	5.22	N/A	N/A	N/A
Inception Date: September 23, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

18	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

24	Effective November 1, 2013, MSCI AC World Ex US Net Index became the Portfolio’s primary benchmark.

39

VPS-IG-0151-1215

DEC    12.31.15

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERNATIONAL VALUE PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2016

The following is an update of AB Variable Products Series Fund—International Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2015. Effective May 1, 2015, the AllianceBernstein Variable Products Series Fund’s name changed to AB Variable Products Series Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P. (the “Adviser”)) in securities of non-US companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the one-, five- and 10-year periods ended December 31, 2015.

All share classes of the Portfolio outperformed the benchmark during the annual period. Security selection was the main source of outperformance, with strength in the capital equipment, finance and industrial commodities sectors. An overweight in transportation and an underweight in industrial commodities also helped relative returns. Country selection contributed, with underweights in the UK and Spain adding to returns. Security selection in technology and utilities hurt returns, as did an underweight in consumer staples. Overweights in Taiwan and Brazil also detracted.

Derivatives used during the annual period added to absolute performance and included futures for investment purposes and forwards for hedging and investment purposes.

MARKET REVIEW AND INVESTMENT STRATEGY

International equity markets declined during 2015. After a positive run-up in shares in the first half of the year, equities pulled back amid concerns that China’s economy would drag the global economy into a slowdown and stretched valuations in developed stocks caused shares to tumble. Although markets rebounded toward year end as markets stabilized and investors welcomed central bank policy actions from the US, Europe and China, international equity markets ended the year in the red. Japanese and European stocks were the best performers during 2015, while emerging-market stocks continued to lag.

In Europe, the European Central Bank cut its deposit rate and extended its quantitative easing program by six months, although markets were disappointed by the scale of action to combat the risks to growth and to help lower inflation. Across the Atlantic, the US Federal Reserve decided to increase interest rates for the first

1

AB Variable Products Series Fund

time in nearly a decade in December, signaling the end of an era of unprecedented accommodative monetary policy, initially triggered by the global financial crisis in 2008.

2

INTERNATIONAL VALUE PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The unmanaged MSCI EAFE Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. Net returns reflect the reinvestment of dividends after the deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2015 (unaudited)	1 Year	5 Years*	10 Years*
International Value Portfolio Class A	2.59%	1.82%	0.34%
International Value Portfolio Class B	2.40%	1.58%	0.10%
MSCI EAFE Index (net)	-0.81%	3.60%	3.03%
* Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.85% and 1.10% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

INTERNATIONAL VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/05 – 12/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the International Value Portfolio Class A shares (from 12/31/05 to 12/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

4

INTERNATIONAL VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$942.30	$4.21	0.86%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.87	$4.38	0.86%

Class B
Actual	$1,000	$941.80	$5.43	1.11%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.61	$5.65	1.11%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Roche Holding AG	$22,844,815	3.8%
Nippon Telegraph & Telephone Corp.	20,030,390	3.4
Mitsubishi UFJ Financial Group, Inc.	19,967,162	3.3
NN Group NV	17,562,558	2.9
British American Tobacco PLC	17,422,123	2.9
BT Group PLC	17,416,978	2.9
Delhaize Group	16,869,608	2.8
Danske Bank A/S	16,407,945	2.7
Vodafone Group PLC	16,276,692	2.7
ING Groep NV	15,922,145	2.7

	$180,720,416	30.1%

SECTOR BREAKDOWN†

December 31, 2015 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$132,529,100	22.4%
Consumer Discretionary	100,237,373	17.0
Industrials	79,226,251	13.4
Telecommunication Services	57,724,635	9.8
Information Technology	56,239,529	9.5
Energy	40,102,769	6.8
Health Care	34,549,107	5.9
Consumer Staples	34,291,731	5.8
Materials	32,164,557	5.4
Utilities	21,371,679	3.6
Short-Term Investments	2,399,492	0.4

Total Investments	$590,836,223	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

6

INTERNATIONAL VALUE PORTFOLIO
COUNTRY BREAKDOWN*
December 31, 2015 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$159,781,992	27.0%
United Kingdom	104,359,883	17.7
France	82,514,454	14.0
Netherlands	40,295,703	6.8
Germany	29,075,210	4.9
Switzerland	28,820,305	4.9
Australia	27,918,360	4.7
South Korea	18,978,784	3.2
Belgium	16,869,608	2.8
Denmark	16,407,945	2.8
Portugal	13,452,348	2.3
Italy	13,151,968	2.2
Taiwan	9,466,444	1.6
Other	27,343,727	4.7
Short-Term Investments	2,399,492	0.4

Total Investments	$590,836,223	100.0%

*	All data are as of December 31, 2015. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.4% or less in the following countries: Brazil, Canada, China, India, Israel and South Africa.

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2015	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.2%

FINANCIALS–22.1%
BANKS–13.9%
Bank Hapoalim BM	1,147,765	$5,924,764
Bank of Queensland Ltd.	1,329,894	13,415,479
Danske Bank A/S	611,500	16,407,945
ING Groep NV	1,176,800	15,922,145
KB Financial Group, Inc.(a)	157,240	4,430,046
Mitsubishi UFJ Financial Group, Inc.	3,223,500	19,967,162
UniCredit SpA	1,286,860	7,114,650

		83,182,191

CAPITAL MARKETS–1.7%
Amundi SA(a)(b)	91,535	4,295,358
Azimut Holding SpA	242,890	6,037,318

		10,332,676

DIVERSIFIED FINANCIAL SERVICES–1.0%
Challenger Ltd./Australia	965,690	6,086,146

INSURANCE–5.5%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	47,130	9,390,039
NN Group NV	497,764	17,562,558
Zurich Insurance Group AG(a)	23,260	5,975,490

		32,928,087

		132,529,100

CONSUMER DISCRETIONARY–16.7%
AUTO COMPONENTS–6.5%
Hankook Tire Co., Ltd.(a)	199,234	7,946,596
Magna International, Inc. (New York)–Class A	202,310	8,205,694
Plastic Omnium SA	174,490	5,546,470
Sumitomo Electric Industries Ltd.	661,200	9,336,687
Valeo SA	50,390	7,768,858

		38,804,305

AUTOMOBILES–5.3%
Great Wall Motor Co., Ltd.–Class H	3,682,500	4,262,805
Honda Motor Co., Ltd.	417,600	13,347,128
Peugeot SA(a)	710,820	12,459,898
Tata Motors Ltd.–Class A(a)	374,856	1,634,562

		31,704,393

LEISURE PRODUCTS–0.9%
Bandai Namco Holdings, Inc.	256,900	5,427,560

MEDIA–4.0%
Liberty Global PLC–Series C(a)	294,187	11,994,004
Vivendi SA	573,036	12,307,111

		24,301,115

		100,237,373

INDUSTRIALS–13.2%
AEROSPACE & DEFENSE–2.1%
Airbus Group SE	86,890	$5,855,284
Safran SA	96,440	6,625,692

		12,480,976

AIRLINES–5.2%
International Consolidated Airlines Group SA	1,700,940	15,293,257
Japan Airlines Co., Ltd.	257,200	9,205,928
Qantas Airways Ltd.(a)	2,144,795	6,357,324

		30,856,509

INDUSTRIAL CONGLOMERATES–0.9%
Rheinmetall AG	83,740	5,566,351

MACHINERY–2.7%
IHI Corp.	2,199,000	6,070,335
JTEKT Corp.	632,400	10,351,178

		16,421,513

ROAD & RAIL–2.3%
Central Japan Railway Co.	78,300	13,900,902

		79,226,251

TELECOMMUNICATION SERVICES–9.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–6.9%
BT Group PLC	2,508,360	17,416,978
Nippon Telegraph & Telephone Corp.	503,300	20,030,390
Telefonica Brasil SA (Preference Shares)	444,707	4,000,575

		41,447,943

WIRELESS TELECOMMUNICATION SERVICES–2.7%
Vodafone Group PLC	5,019,384	16,276,692

		57,724,635

INFORMATION TECHNOLOGY–9.4%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–7.2%
Advanced Semiconductor Engineering, Inc.	3,059,000	3,513,936
Infineon Technologies AG	600,590	8,755,826
Novatek Microelectronics Corp.	1,529,000	5,952,508
SCREEN Holdings Co., Ltd.	1,652,000	12,159,928
Sumco Corp.(c)	926,100	6,986,959
Tokyo Electron Ltd.	90,600	5,488,985

		42,858,142

SOFTWARE–1.1%
Nintendo Co., Ltd.	49,300	6,779,245

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.1%
Samsung Electronics Co., Ltd.	6,190	$6,602,142

		56,239,529

ENERGY–6.7%
OIL, GAS & CONSUMABLE FUELS–6.7%
BG Group PLC	983,216	14,252,537
JX Holdings, Inc.	3,493,900	14,664,178
TOTAL SA	249,514	11,186,054

		40,102,769

HEALTH CARE–5.8%
PHARMACEUTICALS–5.8%
GlaxoSmithKline PLC	579,540	11,704,292
Roche Holding AG	82,440	22,844,815

		34,549,107

CONSUMER STAPLES–5.7%
FOOD & STAPLES RETAILING–2.8%
Delhaize Group	173,330	16,869,608

TOBACCO–2.9%
British American Tobacco PLC	313,720	17,422,123

		34,291,731

MATERIALS–5.4%
CHEMICALS–4.8%
Arkema SA	122,151	8,550,398
Covestro AG(a)(b)	146,719	5,362,994
Incitec Pivot Ltd.	720,720	2,059,411
JSR Corp.	389,200	6,065,427
Koninklijke DSM NV	135,825	6,811,000

		28,849,230

PAPER & FOREST PRODUCTS–0.6%
Mondi PLC	169,143	3,315,327

		32,164,557

UTILITIES–3.6%
ELECTRIC UTILITIES–3.6%
EDP–Energias de Portugal SA(c)	3,733,300	$13,452,348
Electricite de France SA	537,725	7,919,331

		21,371,679

Total Common Stocks (cost $588,811,448)		588,436,731

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.4%
TIME DEPOSIT–0.4%
State Street Time Deposit 0.01%, 1/04/16 (cost $2,399,492)	$2,399	2,399,492

	Shares
Total Investments Before Security Lending Collateral for Securities Loaned–98.6% (cost $591,210,940)		590,836,223

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.5%
INVESTMENT COMPANIES–0.5%
AB Exchange Reserves–Class I, 0.24%(d)(e) (cost $3,407,974)	3,407,974	3,407,974

TOTAL INVESTMENTS–99.1% (cost $594,618,914)		594,244,197
Other assets less liabilities–0.9%		5,167,325

NET ASSETS–100.0%		$599,411,522

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Futures	16	March 2016	$554,269	$570,674	$16,405

9

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CAD	2,472	USD	1,849	1/15/16	$62,558
Barclays Bank PLC	SEK	53,882	USD	6,382	1/15/16	(2,948)
Barclays Bank PLC	USD	6,321	KRW	7,121,763	1/15/16	(263,467)
BNP Paribas SA	AUD	8,643	USD	6,207	1/15/16	(88,418)
BNP Paribas SA	EUR	7,590	USD	8,070	1/15/16	(180,099)
BNP Paribas SA	GBP	10,730	USD	16,389	1/15/16	570,867
BNP Paribas SA	USD	11,276	GBP	7,373	1/15/16	(406,376)
Citibank	CAD	7,954	USD	6,124	1/15/16	375,157
Citibank	USD	1,520	NOK	12,335	1/15/16	(126,601)
Credit Suisse International	USD	9,912	NOK	85,674	1/15/16	(234,081)
Credit Suisse International	USD	10,170	SEK	85,095	1/15/16	(86,248)
Deutsche Bank AG	JPY	772,479	USD	6,298	1/15/16	(130,073)
Deutsche Bank AG	USD	2,379	AUD	3,242	1/15/16	(17,597)
Deutsche Bank AG	USD	4,581	CHF	4,494	4/18/16	(73,666)
Goldman Sachs Bank USA	JPY	511,986	USD	4,300	1/15/16	39,457
Goldman Sachs Bank USA	TWD	225,760	USD	6,972	1/15/16	126,195
Goldman Sachs Bank USA	USD	2,831	CNY	18,282	1/15/16	(25,702)
Goldman Sachs Bank USA	USD	8,036	JPY	985,873	1/15/16	168,216
HSBC Bank USA	ILS	14,074	USD	3,662	1/15/16	44,730
HSBC Bank USA	JPY	1,870,952	USD	15,704	1/15/16	134,559
JPMorgan Chase Bank	KRW	11,550,241	USD	9,934	1/15/16	109,917
JPMorgan Chase Bank	USD	22,648	JPY	2,752,013	1/15/16	253,337
Morgan Stanley & Co., Inc.	BRL	9,018	USD	2,322	1/05/16	42,222
Morgan Stanley & Co., Inc.	USD	2,309	BRL	9,018	1/05/16	(30,034)
Morgan Stanley & Co., Inc.	EUR	7,018	USD	7,988	1/15/16	358,768
Morgan Stanley & Co., Inc.	EUR	10,400	USD	11,141	1/15/16	(164,180)
Morgan Stanley & Co., Inc.	KRW	4,947,105	USD	4,149	1/15/16	(58,717)
Morgan Stanley & Co., Inc.	USD	18,634	AUD	26,092	1/15/16	370,573
Morgan Stanley & Co., Inc.	USD	10,460	EUR	9,283	1/15/16	(369,565)
Morgan Stanley & Co., Inc.	USD	19,255	SEK	158,618	1/15/16	(458,788)
Royal Bank of Scotland PLC	CNY	59,083	USD	9,226	1/15/16	160,566
Royal Bank of Scotland PLC	KRW	12,079,023	USD	10,438	1/15/16	164,772
Royal Bank of Scotland PLC	USD	3,068	CNY	20,006	1/15/16	1,803
Standard Chartered Bank	BRL	22,678	USD	5,808	1/05/16	75,528
Standard Chartered Bank	USD	5,709	BRL	22,678	1/05/16	22,730
Standard Chartered Bank	CNY	19,660	USD	3,053	1/15/16	36,148
Standard Chartered Bank	JPY	1,333,298	USD	11,143	1/15/16	47,629
Standard Chartered Bank	USD	2,639	CNY	17,252	1/15/16	8,434
Standard Chartered Bank	BRL	22,678	USD	5,649	2/02/16	(26,810)
State Street Bank & Trust Co.	AUD	3,242	USD	2,331	1/15/16	(30,005)
State Street Bank & Trust Co.	NOK	12,335	USD	1,501	1/15/16	107,637
State Street Bank & Trust Co.	USD	5,226	CHF	5,034	1/15/16	(197,503)
State Street Bank & Trust Co.	USD	6,410	EUR	5,755	1/15/16	(154,415)
State Street Bank & Trust Co.	USD	8,626	GBP	5,621	1/15/16	(339,691)
UBS AG	BRL	13,660	USD	3,648	1/05/16	195,009
UBS AG	USD	3,498	BRL	13,660	1/05/16	(45,494)
UBS AG	USD	4,958	CHF	5,021	1/15/16	56,698
UBS AG	USD	4,722	EUR	4,310	1/15/16	(36,981)

						$(13,949)

10

AB Variable Products Series Fund

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate market value of these securities amounted to $9,658,352 or 1.6% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

REG—Registered Shares

See notes to financial statements

11

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2015	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $591,210,940)	$590,836,223 (a)
Affiliated issuers (cost $3,407,974—investment of cash collateral for securities loaned)	3,407,974
Cash collateral due from broker	55,936
Foreign currencies, at value (cost $5,230,008)	5,228,553
Unrealized appreciation on forward currency exchange contracts	3,533,510
Dividends and interest receivable	3,307,046
Receivable for investment securities sold and foreign currency transactions	2,601,717
Receivable for capital stock sold	1,989

Total assets	608,972,948

LIABILITIES
Unrealized depreciation on forward currency exchange contracts	3,547,459
Payable for collateral received on securities loaned	3,407,974
Payable for investment securities purchased and foreign currency transactions	1,461,690
Advisory fee payable	386,091
Payable for capital stock redeemed	358,097
Distribution fee payable	118,323
Administrative fee payable	12,020
Transfer Agent fee payable	99
Payable for variation margin on exchange-traded derivatives	97
Accrued expenses	269,576

Total liabilities	9,561,426

NET ASSETS	$599,411,522

COMPOSITION OF NET ASSETS
Capital stock, at par	$44,676
Additional paid-in capital	1,605,616,955
Undistributed net investment income	1,031,195
Accumulated net realized loss on investment and foreign currency transactions	(1,006,707,701)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(573,603)

$599,411,522

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$48,665,334	3,598,348	$13.52
B	$550,746,188	41,077,628	$13.41

(a)	Includes securities on loan with a value of $3,177,746 (see Note E).

See notes to financial statements.

12

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2015	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,049,311)	$19,155,071
Affiliated issuers	14,763
Interest	322
Securities lending income	469,194

19,639,350

EXPENSES
Advisory fee (see Note B)	4,986,705
Distribution fee—Class B	1,533,880
Transfer agency—Class A	465
Transfer agency—Class B	5,589
Custodian	252,322
Printing	195,902
Audit and tax	79,237
Legal	50,899
Administrative	50,834
Directors’ fees	21,157
Miscellaneous	36,746

Total expenses	7,213,736

Net investment income	12,425,614

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	27,328,428
Futures	311,472
Foreign currency transactions	856,724
Net change in unrealized appreciation/depreciation of:
Investments	(20,791,053)
Futures	(88,316)
Foreign currency denominated assets and liabilities	(724,595)

Net gain on investment and foreign currency transactions	6,892,660

NET INCREASE IN NET ASSETS FROM OPERATIONS	$19,318,274

See notes to financial statements.

13

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$12,425,614	$22,863,113
Net realized gain on investment transactions and foreign currency transactions	28,496,624	67,984,091
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(21,603,964)	(136,385,068)

Net increase (decrease) in net assets from operations	19,318,274	(45,537,864)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,256,699)	(1,959,658)
Class B	(13,020,683)	(22,620,339)
CAPITAL STOCK TRANSACTIONS
Net decrease	(71,815,762)	(65,935,109)

Total decrease	(66,774,870)	(136,052,970)
NET ASSETS
Beginning of period	666,186,392	802,239,362

End of period (including undistributed net investment income of $1,031,195 and distributions in excess of net investment income of ($1,807,034), respectively)	$599,411,522	$666,186,392

See notes to financial statements.

14

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2015	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein International Value Portfolio. Prior to May 1, 2015, the Fund was known as AllianceBernstein Variable Products Series Fund, Inc. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

15

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$20,217,503		$112,311,597		$–0	–	$132,529,100
Consumer Discretionary	20,199,698		80,037,675		–0	–	100,237,373
Industrials	–0	–	79,226,251		–0	–	79,226,251
Telecommunication Services	–0	–	57,724,635		–0	–	57,724,635
Information Technology	–0	–	56,239,529		–0	–	56,239,529
Energy	–0	–	40,102,769		–0	–	40,102,769
Health Care	–0	–	34,549,107		–0	–	34,549,107
Consumer Staples	–0	–	34,291,731		–0	–	34,291,731
Materials	5,362,994		26,801,563		–0	–	32,164,557
Utilities	–0	–	21,371,679		–0	–	21,371,679
Short-Term Investments	–0	–	2,399,492		–0	–	2,399,492
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,407,974		–0	–	–0	–	3,407,974

Total Investments in Securities	49,188,169		545,056,028	+	–0	–	594,244,197

16

AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments*:
Assets:
Futures	$–0	–	$16,405	$–0	–	$16,405	#
Forward Currency Exchange Contracts	–0	–	3,533,510	–0	–	3,533,510
Liabilities:
Forward Currency Exchange Contracts	–0	–	(3,547,459)	–0	–	(3,547,459)

Total^, ^^	$49,188,169		$545,058,484	$–0	–	$594,246,653

*	Other financial instruments are derivative instruments, such as futures and forwards, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers from Level 1 to Level 2 during the reporting period.

^^	An amount of $7,478,286 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent

17

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2015, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2015, the reimbursement for such services amounted to $50,834.

Brokerage commissions paid on investment transactions for the year ended December 31, 2015 amounted to $945,298, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,262 for the year ended December 31, 2015.

18

AB Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$482,132,504	$558,731,725

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$596,054,854

Gross unrealized appreciation	39,960,231
Gross unrealized depreciation	(41,770,888)

Net unrealized depreciation	$(1,810,657)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the

19

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2015, the Portfolio held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

20

AB Variable Products Series Fund

At December 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$16,405	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	3,533,510		Unrealized depreciation on forward currency exchange contracts	$3,547,459

Total		$3,549,915			$3,547,459

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended December 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$311,472	$(88,316)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	1,484,527	(762,716)

Total		$1,795,999	$(851,032)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2015:

Futures:
Average original value of buy contracts	$2,064,904
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$200,148,637
Average principal amount of sale contracts	$204,273,326

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of December 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$62,558	$–0	–	$–0	–	$–0	–	$62,558
BNP Paribas SA	570,867	(570,867)		–0	–	–0	–	–0	–
Citibank	375,157	(126,601)		–0	–	–0	–	248,556
Goldman Sachs Bank USA	333,868	(25,702)		–0	–	–0	–	308,166

21

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
HSBC Bank USA	$179,289	$–0	–	$–0	–	$–0	–	$179,289
JPMorgan Chase Bank	363,254	–0	–	–0	–	–0	–	363,254
Morgan Stanley & Co., Inc.	771,563	(771,563)		–0	–	–0	–	–0	–
Royal Bank of Scotland PLC	327,141	–0	–	–0	–	–0	–	327,141
Standard Chartered Bank	190,469	(26,810)		–0	–	–0	–	163,659
State Street Bank & Trust Co.	107,637	(107,637)		–0	–	–0	–	–0	–
UBS AG	251,707	(82,475)		–0	–	–0	–	169,232

Total	$3,533,510	$(1,711,655)		$–0	–	$–0	–	$1,821,855	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged		Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co**	$97	$–0	–	$(97)		$–0	–	$–0	–

Total	$97	$–0	–	$(97)		$–0	–	$–0	–

OTC Derivatives:
Barclays Bank PLC	$266,415	$–0	–	$–0	–	$–0	–	$266,415
BNP Paribas SA	674,893	(570,867)		–0	–	–0	–	104,026
Citibank	126,601	(126,601)		–0	–	–0	–	–0	–
Credit Suisse International	320,329	–0	–	–0	–	–0	–	320,329
Deutsche Bank AG	221,336	–0	–	–0	–	–0	–	221,336
Goldman Sachs Bank USA	25,702	(25,702)		–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	1,081,284	(771,563)		–0	–	–0	–	309,721
Standard Chartered Bank	26,810	(26,810)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	721,614	(107,637)		–0	–	–0	–	613,977
UBS AG	82,475	(82,475)		–0	–	–0	–	–0	–

Total	$3,547,459	$(1,711,655)		$–0	–	$–0	–	$1,835,804	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at December 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive

22

AB Variable Products Series Fund

collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2015, the Portfolio had securities on loan with a value of $3,177,746 and had received cash collateral which has been invested into AB Exchange Reserves of $3,407,974. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $469,194 and $14,763 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)
$10,877	$361,053	$368,522	$3,408

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Class A
Shares sold	410,557	371,734	$5,859,389	$5,495,507
Shares issued in reinvestment of dividends	93,564	140,849	1,256,699	1,959,658
Shares redeemed	(639,799)	(697,255)	(9,165,278)	(10,349,606)

Net decrease	(135,678)	(184,672)	$(2,049,190)	$(2,894,441)

Class B
Shares sold	3,059,597	3,108,865	$43,344,961	$45,153,950
Shares issued in reinvestment of dividends	977,218	1,636,841	13,020,682	22,620,339
Shares redeemed	(8,879,432)	(8,876,905)	(126,132,215)	(130,814,957)

Net decrease	(4,842,617)	(4,131,199)	$(69,766,572)	$(63,040,668)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

23

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$14,277,382	$24,579,997

Total taxable distributions paid	$14,277,382	$24,579,997

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$902,312
Accumulated capital and other losses	(1,005,255,357	)(a)
Unrealized appreciation/(depreciation)	(1,897,065	)(b)

Total accumulated earnings/(deficit)	$(1,006,250,110)

(a)	As of December 31, 2015, the Portfolio had a net capital loss carryforward of $1,002,884,088. During the fiscal year, the Portfolio utilized $26,558,363 of capital loss carryforwards to offset current year net realized gains. At December 31, 2015, the Portfolio had a post-October net short-term loss deferral of $2,371,269 which is deemed to arise on January 1, 2016.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

24

AB Variable Products Series Fund

As of December 31, 2015, the Portfolio had a net capital loss carryforward of $1,002,884,088 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 35,584,681	n/a	2016
917,130,062	n/a	2017
50,169,345	n/a	2018

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the tax treatment of passive foreign investment companies (PFICs) resulted in a net decrease in distributions in excess of net investment income and a corresponding net increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J: New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

25

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.53	$14.99	$12.96	$11.50	$14.90

Income From Investment Operations
Net investment income (a)	.30	.48	.33	.36	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	(1.40)	2.59	1.31	(3.19)

Net increase (decrease) in net asset value from operations	.35	(.92)	2.92	1.67	(2.83)

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.54)	(.89)	(.21)	(.56)
Tax return of capital	–0	–	–0	–	–0	–	–0	–	(.01)

Total dividends and distributions	(.36)	(.54)	(.89)	(.21)	(.57)

Net asset value, end of period	$13.52	$13.53	$14.99	$12.96	$11.50

Total Return
Total investment return based on net asset value (b)	2.59%	(6.21)%	23.00%	14.53%	(19.25)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48,665	$50,504	$58,723	$48,029	$62,003
Ratio to average net assets of:
Expenses	.85%	.85%	.82%	.81%	.82%
Net investment income	2.09%	3.25%	2.33%	2.97%	2.55%
Portfolio turnover rate	74%	64%	59%	41%	62%

See footnote summary on page 27.

26

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.41	$14.86	$12.84	$11.40	$14.77

Income From Investment Operations
Net investment income (a)	.26	.45	.30	.32	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06	(1.40)	2.56	1.29	(3.14)

Net increase (decrease) in net asset value from operations	.32	(.95)	2.86	1.61	(2.83)

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.50)	(.84)	(.17)	(.53)
Tax return of capital	–0	–	–0	–	–0	–	–0	–	(.01)

Total dividends and distributions	(.32)	(.50)	(.84)	(.17)	(.54)

Net asset value, end of period	$13.41	$13.41	$14.86	$12.84	$11.40

Total Return
Total investment return based on net asset value (b)	2.40%	(6.46)%	22.73%	14.19%	(19.44)%

Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$551	$616	$744	$1,058	$1,033
Ratio to average net assets of:
Expenses	1.10%	1.10%	1.07%	1.06%	1.07%
Net investment income	1.85%	3.06%	2.20%	2.70%	2.23%
Portfolio turnover rate.	74%	64%	59%	41%	62%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB International Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB International Value Portfolio (the “Fund”) (formerly AllianceBernstein International Value Portfolio), one of the series constituting AB Variable Products Series Fund, Inc. (formerly AllianceBernstein Variable Products Series Fund, Inc.), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB International Value Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2016

28

2015 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2015.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2015, $973,610 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $13,860,502.

29

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
William H. Foulk, Jr.(1)	Earl D. Weiner(1)
D. James Guzy(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Takeo Aso(2), Vice President Avi Lavi(2), Vice President Kevin F. Simms(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the International Value Senior Investment Management Team. Mr. Takeo Aso, Mr. Avi Lavi and Mr. Kevin F. Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

30

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	110	None

31

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (1990)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

33

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Takeo Aso 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Avi Lavi 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Kevin F. Simms 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer

Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Portfolio Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

34

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB International Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/15 ($MIL)
International Value Portfolio	International	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$687.2

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $49,439 (0.007% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

35

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. The Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
International Value Portfolio	Class A 1.20%	0.85%	December 31
	Class B 1.45%	1.10%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

Portfolio	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Value Portfolio	$687.2	International Value Portfolio 0.80% on first $25m 0.60% on the next $25m 0.50% on the next $50m 0.40% on the balance Minimum account size $25m	0.429%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

36

AB Variable Products Series Fund

The Adviser also manages AB Trust, Inc.—International Value Fund (“International Value Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of International Value Fund and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Value Portfolio	International Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Portfolio. Set forth below are the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of SCB International Portfolio been applicable to the Portfolio based on March 31, 2015 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee		Portfolio Advisory Fee
International Value Portfolio[7]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2015.	0.875%	[8]	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2015 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
International Value Portfolio	Client #1[9],[10]	0.60% on first $ 1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s length bargaining or negotiations.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The investment guidelines of the Portfolio are more restrictive than the SCB Fund portfolio. The Portfolio invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

8	The SCB Fund portfolio effective fee of 0.875% reflects the five basis points advisory fee waiver.

9	The client is an affiliate of the Adviser.

10	Assets are aggregated with other client portfolios for purposes of calculating the investment advisory fee.

37

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.12,13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject Portfolio.

Portfolio	Contractual Management Fee[14]	Lipper EG Median (%)	Lipper EG Rank
International Value Portfolio[15]	0.750	0.829	4/10

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.16

Portfolio	Expense Ratio (%)[17]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Value Portfolio[18]	0.845	0.883	4/10	0.941	6/25

Based on this analysis, the Portfolio has equally favorable rankings on a total expense ratio basis and on a contractual management fee basis.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

15	The Portfolio’s EG includes the Portfolio, three other VIP International Multi-Cap Value (“IMLV”) funds and six VIP International Multi-Cap Core (“IMLC”) funds.

16	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Most recently completed fiscal year end Class A total expense ratio.

18	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFVE, IFGE and IFCE funds, excluding outliers.

38

AB Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25% . During the fiscal year ended December 31, 2014, ABI received $1,719,739 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $3,585,536 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.19

The Portfolio did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

19	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a fee of $18,000 in 2014.

39

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.20,21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio23 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended February 28, 2015.25

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Value Portfolio
1 year	–0.85	–8.06	–2.70	1/3	5/13
3 year	7.59	7.32	7.75	1/3	7/12
5 year	5.00	6.58	6.83	3/3	9/10
10 year	1.99	3.21	4.17	2/2	6/6

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

24	The Portfolio’s PG/PU is not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

25	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

40

AB Variable Products Series Fund

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmark.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Value Portfolio	–0.85	7.59	5.00	1.99	5.69	21.46	0.13	10
MSCI EAFE Index (Net)	–0.03	9.41	7.78	4.84	4.96	18.10	0.27	10
Inception Date: May 10, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

41

VPS-IV-0151-1215

DEC    12.31.15

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	LARGE CAP GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2016

The following is an update of AB Variable Products Series Fund—Large Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2015. Effective May 1, 2015, the AllianceBernstein Variable Products Series Fund’s name changed to AB Variable Products Series Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality US companies. The Portfolio invests primarily in the domestic equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies.

The Adviser expects that normally the Portfolio will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Growth Index, in addition to the broad market as measured by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2015.

All share classes of the Portfolio outperformed the benchmark during the annual period. Security selection was responsible for most of the premium, though sector allocation also contributed. Stock selection in the consumer-discretionary, technology and industrials sectors boosted relative performance. Underweight positions in energy, materials and industrials also contributed. Stock selection in financials and energy offset some of the gains.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Throughout 2015, investors grappled with conflicting market forces including concerns about China’s growth, the falling price of oil and other commodities, and continued monetary easing in Europe and Japan, although equity markets recovered modestly in the fourth quarter. Volatility eased somewhat after a sharp third-quarter correction and investors were cautiously optimistic about the US economy’s modest growth. Unemployment data was low at 5.0% and showed improvement in several important areas, such as consumer spending, business investment and the housing sector. In December, initial relief over the Fed’s long-anticipated move gave way to concern over the pace of future interest rate hikes. Interest rates are still extremely low in historical perspective, and the recovery remains moderate, with US gross domestic product growth averaging 2.2% through the first three quarters of 2015.

The Large Cap Growth Team follows a bottom-up stock picking methodology that seeks to identify companies that meet our investment criteria of healthy balance sheets, competitive advantages, strong cash-flow generation, transparent business models and sustainable growth. The Portfolio is conservatively positioned amid the current uncertainty in the global macro environment.

1

LARGE CAP GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Growth Index and the S&P 500® Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the US. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2015 (unaudited)	1 Year	5 Years*	10 Years*
Large Cap Growth Portfolio Class A†	11.11%	14.47%	7.37%
Large Cap Growth Portfolio Class B†	10.86%	14.20%	7.10%
Russell 1000 Growth Index	5.67%	13.53%	8.53%
S&P 500 Index	1.38%	12.57%	7.31%

*    Average annual returns.

†   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2015, by 0.09%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved through favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.83% and 1.08% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

LARGE CAP GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/05 – 12/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Large Cap Growth Portfolio Class A shares (from 12/31/05 to 12/31/15) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

LARGE CAP GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,031.90	$4.20	0.82%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.07	$4.18	0.82%

Class B
Actual	$1,000	$1,030.60	$5.43	1.06%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.86	$5.40	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Alphabet, Inc.—Class A & Class C	$27,205,718	5.9%
Apple, Inc.	24,112,119	5.2
Facebook, Inc.—Class A	21,317,044	4.6
Biogen, Inc.	20,732,236	4.5
Intuitive Surgical, Inc.	18,708,711	4.1
Home Depot, Inc. (The)	17,892,235	3.9
Visa, Inc.—Class A	17,295,201	3.8
UnitedHealth Group, Inc.	16,776,758	3.7
CVS Health Corp.	16,082,090	3.5
Comcast Corp.—Class A	14,968,058	3.3

	$195,090,170	42.5%

SECTOR BREAKDOWN†

December 31, 2015 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Technology	$122,477,027	26.5%
Consumer Discretionary	121,991,535	26.4
Health Care	94,535,569	20.5
Consumer Staples	33,629,806	7.3
Producer Durables	28,169,733	6.1
Financial Services	24,219,546	5.3
Materials & Processing	3,922,229	0.9
Short-Term Investments	32,501,904	7.0

Total Investments	$461,447,349	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector breakdown is classified in the above chart and throughout this report according to the Russell sector classification scheme. The Russell sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on www.russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2015	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–93.5%

TECHNOLOGY–26.7%
COMPUTER SERVICES, SOFTWARE & SYSTEMS–17.1%
Adobe Systems, Inc.(a)	31,770	$2,984,474
Alphabet, Inc.–Class A(a)	6,380	4,963,704
Alphabet, Inc.–Class C(a)	29,309	22,242,014
ANSYS, Inc.(a)	44,292	4,097,010
Aspen Technology, Inc.(a)	108,251	4,087,557
Cognizant Technology Solutions Corp.–Class A(a)	121,050	7,265,421
F5 Networks, Inc.(a)	21,290	2,064,278
Facebook, Inc.–Class A(a)	203,679	21,317,044
ServiceNow, Inc.(a)	40,491	3,504,901
Tableau Software, Inc.–Class A(a)	20,500	1,931,510
Twitter, Inc.(a)	182,820	4,230,455

		78,688,368

COMPUTER TECHNOLOGY–5.3%
Apple, Inc.	229,072	24,112,119

ELECTRONIC COMPONENTS–1.5%
Amphenol Corp.–Class A	133,194	6,956,723

SEMICONDUCTORS & COMPONENT–1.9%
NVIDIA Corp.	264,672	8,723,589

TELECOMMUNICATIONS EQUIPMENT–0.9%
Arista Networks, Inc.(a)(b)	51,339	3,996,228

		122,477,027

CONSUMER DISCRETIONARY–26.6%
AUTO PARTS–1.0%
Mobileye NV(a)(b)	109,636	4,635,410

CABLE TELEVISION SERVICES–4.6%
AMC Networks, Inc.–Class A(a)	84,008	6,273,717
Comcast Corp.–Class A	265,250	14,968,058

		21,241,775

COSMETICS–2.0%
Estee Lauder Cos., Inc. (The)–Class A	104,160	9,172,330

DIVERSIFIED RETAIL–2.6%
Costco Wholesale Corp.	45,630	7,369,245
Dollar Tree, Inc.(a)	61,380	4,739,763

		12,109,008

ENTERTAINMENT–2.6%
Walt Disney Co. (The)	111,550	11,721,674

LEISURE TIME–2.7%
Priceline Group, Inc. (The)(a)	9,690	12,354,265

RESTAURANTS–2.1%
Starbucks Corp.	158,800	$9,532,764

SPECIALTY RETAIL–6.1%
Home Depot, Inc. (The)	135,291	17,892,235
L Brands, Inc.	29,180	2,796,028
O’Reilly Automotive, Inc.(a)	13,420	3,400,896
Ulta Salon Cosmetics & Fragrance, Inc.(a)	21,940	4,058,900

		28,148,059

TEXTILES, APPAREL & SHOES–2.9%
NIKE, Inc.–Class B	209,220	13,076,250

		121,991,535

HEALTH CARE–20.6%
BIOTECHNOLOGY–5.8%
Alexion Pharmaceuticals, Inc.(a)	31,974	6,099,041
Biogen, Inc.(a)	67,675	20,732,236

		26,831,277

HEALTH CARE MANAGEMENT SERVICES–3.7%
UnitedHealth Group, Inc.	142,611	16,776,758

HEALTH CARE SERVICES–0.8%
Premier, Inc.–Class A(a)	109,225	3,852,366

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES–2.6%
Align Technology, Inc.(a)	97,054	6,391,006
Edwards Lifesciences Corp.(a)	70,040	5,531,759

		11,922,765

MEDICAL EQUIPMENT–5.4%
Illumina, Inc.(a)	30,826	5,916,896
Intuitive Surgical, Inc.(a)	34,255	18,708,711

		24,625,607

PHARMACEUTICALS–2.3%
Gilead Sciences, Inc.	104,030	10,526,796

		94,535,569

CONSUMER STAPLES–7.3%
BEVERAGE: SOFT DRINKS–1.6%
Monster Beverage Corp.(a)	50,216	7,480,175

DRUG & GROCERY STORE CHAINS–3.5%
CVS Health Corp.	164,489	16,082,090

TOBACCO–2.2%
Philip Morris International, Inc.	114,521	10,067,541

		33,629,806

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

PRODUCER DURABLES–6.1%
AEROSPACE–0.6%
Rockwell Collins, Inc.	30,150	$2,782,845

AIR TRANSPORT–0.6%
Alaska Air Group, Inc.	33,036	2,659,728

BACK OFFICE SUPPORT, HR & CONSULTING–0.7%
Robert Half International, Inc.	68,240	3,216,834

DIVERSIFIED MANUFACTURING OPERATIONS–2.1%
Danaher Corp.	104,052	9,664,350

RAILROAD EQUIPMENT–0.5%
Wabtec Corp./DE	32,820	2,334,159

SCIENTIFIC INSTRUMENTS: ELECTRICAL–0.7%
AMETEK, Inc.	64,075	3,433,779

SCIENTIFIC INSTRUMENTS: GAUGES & METERS–0.9%
Mettler-Toledo International, Inc.(a)	12,025	4,078,038

		28,169,733

FINANCIAL SERVICES–5.3%
ASSET MANAGEMENT & CUSTODIAN–1.5%
Affiliated Managers Group, Inc.(a)	20,557	3,284,186
BlackRock, Inc.–Class A	10,690	3,640,159

		6,924,345

FINANCIAL DATA & SYSTEMS–3.8%
Visa, Inc.–Class A	223,020	17,295,201

		24,219,546

MATERIALS & PROCESSING–0.9%
BUILDING MATERIALS–0.9%
Acuity Brands, Inc.	16,776	3,922,229

Total Common Stocks (cost $333,037,829)		428,945,445

SHORT-TERM INVESTMENTS–7.1%
TIME DEPOSIT–7.1%
State Street Time Deposit 0.01%, 1/04/16 (cost $32,501,904)	$32,502	$32,501,904

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.6% (cost $365,539,733)		461,447,349

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.8%
INVESTMENT COMPANIES–0.8%
AB Exchange Reserves–Class I, 0.24%(c)(d) (cost $3,762,955)	3,762,955	3,762,955

TOTAL INVESTMENTS–101.4% (cost $369,302,688)		465,210,304
Other assets less liabilities–(1.4)%		(6,471,388)

NET ASSETS–100.0%		$458,738,916

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2015	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $365,539,733)	$461,447,349	(a)
Affiliated issuers (cost $3,762,955—investment of cash collateral for securities loaned)	3,762,955
Dividends and interest receivable	263,984
Receivable for capital stock sold	25,416

Total assets	465,499,704

LIABILITIES
Payable for collateral received on securities loaned	3,712,040
Payable for investment securities purchased	2,383,131
Advisory fee payable	294,349
Payable for capital stock redeemed	157,278
Distribution fee payable	56,983
Collateral due to Securities Lending Agent	50,915
Administrative fee payable	12,102
Transfer Agent fee payable	99
Accrued expenses	93,891

Total liabilities	6,760,788

NET ASSETS	$458,738,916

COMPOSITION OF NET ASSETS
Capital stock, at par	$9,464
Additional paid-in capital	313,342,644
Accumulated net realized gain on investment transactions	49,479,192
Net unrealized appreciation on investments	95,907,616

	$458,738,916

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$191,567,745	3,870,208	$49.50
B	$267,171,171	5,593,322	$47.77

(a)	Includes securities on loan with a value of $3,628,801 (see Note E).

See notes to financial statements.

8

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2015	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$3,800,711
Affiliated issuers	3,921
Interest	3,873
Securities lending income	62,719

3,871,224

EXPENSES
Advisory fee (see Note B)	3,357,846
Distribution fee—Class B	635,197
Transfer agency—Class A	4,009
Transfer agency—Class B	5,237
Custodian	119,143
Administrative	50,998
Legal	42,051
Audit and tax	39,388
Printing	33,858
Directors’ fees	21,156
Miscellaneous	13,446

Total expenses	4,322,329

Net investment loss	(451,105)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	50,330,010
Net change in unrealized appreciation/depreciation of investments	(3,725,632)

Net gain on investment transactions	46,604,378

NET INCREASE IN NET ASSETS FROM OPERATIONS	$46,153,273

See notes to financial statements.

9

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(451,105)	$(414,781)
Net realized gain on investment transactions	50,330,010	69,922,926
Net change in unrealized appreciation/depreciation of investments	(3,725,632)	(15,610,530)

Net increase in net assets from operations	46,153,273	53,897,615
DIVIDENDS TO SHAREHOLDERS FROM
Net realized gain on investment transactions
Class A	(17,054,341)	–0	–
Class B	(23,201,920)	–0	–
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	25,770,154	(47,664,357)

Total increase	31,667,166	6,233,258
NET ASSETS
Beginning of period	427,071,750	420,838,492

End of period (including accumulated net investment loss of $0 and $0, respectively)	$458,738,916	$427,071,750

See notes to financial statements.

10

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2015	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Large Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Large Cap Growth Portfolio. Prior to May 1, 2015, the Fund was known as AllianceBernstein Variable Products Series Fund, Inc. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$428,945,445		$–0	–	$–0	–	$428,945,445
Short-Term Investments	–0	–	32,501,904		–0	–	32,501,904
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,762,955		–0	–	–0	–	3,762,955

Total Investments in Securities	432,708,400		32,501,904		–0	–	465,210,304
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$432,708,400		$32,501,904		$–0	–	$465,210,304

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

12

AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2015, the reimbursement for such services amounted to $50,998.

Brokerage commissions paid on investment transactions for the year ended December 31, 2015 amounted to $211,315, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,262 for the year ended December 31, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$268,610,257		$281,842,903
U.S. government securities	–0	–	–0	–

14

AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$369,606,625

Gross unrealized appreciation	99,449,263
Gross unrealized depreciation	(3,845,584)

Net unrealized appreciation	$95,603,679

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2015, the Portfolio had securities on loan with a value of $3,628,801 and had received cash collateral which has been invested into AB Exchange Reserves of $3,762,955. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $62,719 and $3,921 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)
$0	$71,084	$67,321	$3,763

15

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2015	Year Ended December 31, 2014
Class A
Shares sold	199,525	111,041		$10,118,836	$5,139,702
Shares issued in reinvestment of dividends	350,336	–0	–	17,054,341	–0	–
Shares redeemed	(562,984)	(680,255)		(28,506,471)	(30,222,644)

Net decrease	(13,123)	(569,214)		$(1,333,294)	$(25,082,942)

Class B
Shares sold	904,381	414,540		$43,681,497	$18,012,375
Shares issued in reinvestment of dividends	493,448	–0	–	23,201,920	–0	–
Shares redeemed	(815,662)	(937,930)		(39,779,969)	(40,593,790)

Net increase (decrease)	582,167	(523,390)		$27,103,448	$(22,581,415)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

	2015		2014
Distributions paid from:
Ordinary income	$–0	–	$–0	–
Net long-term capital gains	40,256,261		–0	–

Total taxable distributions paid	$40,256,261		$–0	–

16

AB Variable Products Series Fund

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$237,824
Undistributed capital gains	49,545,304
Unrealized appreciation/(depreciation)	95,603,679	(a)

Total accumulated earnings/(deficit)	$145,386,807

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2015, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of a net operating loss to offset capital gains resulted in a net decrease in accumulated net investment loss and a corresponding net decrease to accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE J: New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2015	2014	2013	2012	2011
Net asset value, beginning of period	$48.83	$42.78	$31.17	$26.86	$27.79

Income From Investment Operations
Net investment income (loss) (a)	.02	.02	(.04)	.05	.09
Net realized and unrealized gain (loss) on investment transactions	5.33	6.03	11.68	4.35	(.93)

Net increase (decrease) in net asset value from operations	5.35	6.05	11.64	4.40	(.84)

Less: Dividends
Dividends from net investment income	–0	–	–0	–	(.03)	(.09)	(.09)
Distributions from net realized gain on investment transactions	(4.68)	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$49.50	$48.83	$42.78	$31.17	$26.86

Total Return
Total investment return based on net asset value (b)*	11.11%	14.14%	37.35%	16.39%	(3.04)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$191,568	$189,620	$190,488	$160,226	$166,654
Ratio to average net assets of:
Expenses	.82%	.83%	.85%	.86%	.84%
Net investment income (loss)	.04%	.04%	(.11)%	.18%	.33%
Portfolio turnover rate	65%	65%	60%	94%	89%

See footnote summary on page 19.

18

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2015	2014	2013	2012	2011
Net asset value, beginning of period	$47.38	$41.62	$30.38	$26.17	$27.08

Income From Investment Operations
Net investment income (loss) (a)	(.10)	(.09)	(.13)	(.02)	.02
Net realized and unrealized gain (loss) on investment transactions	5.17	5.85	11.37	4.24	(.91)

Net increase (decrease) in net asset value from operations	5.07	5.76	11.24	4.22	(.89)

Less: Dividends
Dividends from net investment income	–0	–	–0	–	–0	–	(.01)	(.02)
Distributions from net realized gain on investment transactions	(4.68)	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$47.77	$47.38	$41.62	$30.38	$26.17

Total Return
Total investment return based on net asset value (b)*	10.86%	13.84%	37.00%	16.12%	(3.27)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$267,171	$237,452	$230,350	$190,896	$194,729
Ratio to average net assets of:
Expenses	1.07%	1.08%	1.10%	1.11%	1.09%
Net investment income (loss)	(.21)%	(.21)%	(.36)%	(.07)%	.08%
Portfolio turnover rate	65%	65%	60%	94%	89%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011 by 0.09%, 0.02%, 0.10%, 0.95% and 0.46%, respectively.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Large Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Large Cap Growth Portfolio (the “Fund”) (formerly AllianceBernstein Large Cap Growth Portfolio), one of the series constituting AB Variable Products Series Fund, Inc. (formerly AllianceBernstein Variable Products Series Fund, Inc.), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Large Cap Growth Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2016

20

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1)
Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Vice President Vincent C. DuPont(2) , Vice President John H. Fogarty(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Large Cap Growth Investment Team. Messrs. Caruso, DuPont and Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

21

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

		110	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)

Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.

		110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	110	None

22

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 72 (2005)

Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.

		110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (1990)

Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.

		110	None

D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

23

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 67 (2006)

Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.

		110	None

Garry L. Moody, ## 63 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.

		110	None

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

25

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Vincent C. DuPont 53	Vice President	Senior Vice President of the Adviser**, with which he was associated since prior to 2011.

John H. Fogarty 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

26

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB Large Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/15 ($MIL)
Large Cap Growth Portfolio	Growth	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$455.0

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $48,204 (0.012% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

27

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Large Cap Growth Portfolio	Class A 0.83% Class B 1.08%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

Portfolio	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	$455.0	U.S. Large Cap Growth Schedule 0.80% on first $25m 0.50% on the next $25m 0.40% on the next $50m 0.30% on the next $100m 0.25% on the balance Minimum account size $25m	0.321%	0.750%

The Adviser also manages AB Large Cap Growth Fund, Inc. (“Large Cap Growth Fund, Inc.”), retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Large Cap Growth Fund, Inc.

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

28

AB Variable Products Series Fund

and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	Large Cap Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for American Growth Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Portfolio	Fee[7]
American Growth Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2015 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Large Cap Growth Portfolio	Client # 1	0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the balance	0.272	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.9,10

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

29

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
Large Cap Growth Portfolio	0.750	0.750	7/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Expense Ratio (%)[13]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Large Cap Growth Portfolio	0.832	0.796	12/14	0.790	44/63

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2014, ABI, an affiliate of the Adviser, received $571,201 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $1,154,489 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

30

AB Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.15,16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared

14	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a fee of $18,000 in 2014.

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

31

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2015.20

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Large Cap Growth Portfolio
1 year	18.74	11.96	13.00	2/14	6/82
3 year	19.74	16.53	17.52	1/14	9/82
5 year	16.25	15.44	15.85	5/14	34/73
10 year	8.78	8.45	8.74	5/13	32/64

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Large Cap Growth Portfolio	18.74	19.74	16.25	8.78	9.81	16.32	0.50	10
Russell 1000 Growth Index	16.24	18.05	17.21	9.28	8.99	15.03	0.56	10
Inception Date: June 26, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

18	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

32

VPS-LCG-0151-1215

DEC    12.31.15

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO

A discussion of the Portfolio’s investment performance is not included in this report since the Portfolio only recently commenced operations on December 16, 2015. AllianceBernstein L.P. would like to thank you for your interest and investment in the Portfolio.

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 16, 2015+	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$996.00	$0.17	0.39%
Hypothetical (5% annual return before expenses)	$1,000	$1,002.02	$0.17	0.39%

Class B
Actual	$1,000	$995.00	$0.28	0.64%
Hypothetical (5% annual return before expenses)	$1,000	$1,001.91	$0.28	0.64%

+	Commencement of operations.

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 16/365 (to reflect the one-half year period).

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MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
STRATEGY BREAKDOWN*
December 31, 2015 (unaudited)	AB Variable Products Series Fund

STRATEGY	CURRENT WEIGHTING
Multi-Strategy	50.0%
Long/Short Equity	29.9%
Special Situations	10.1%
Credit	10.0%

*	All data are as of December 31, 2015. The Portfolio’s strategy breakdown is expressed as a percentage of total investments and may vary over time.

2

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2015	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–100.0%
FUNDS AND INVESTMENT TRUSTS–100.0%(a)
AB Long/Short Multi-Manager Portfolio–Class Z	14,745	$149,070
AB Multi-Manager Alternative Strategies Fund–Class Z	50,403	497,480
AQR Long-Short Equity Fund–Class R6	4,085	49,554
DoubleLine Total Return Bond Fund–Class I	9,251	99,723
Gotham Absolute Return Fund–Institutional Class	8,032	98,868
Kellner Merger Fund–Institutional Class	9,634	100,674

TOTAL INVESTMENTS–100.0% (cost $1,006,080)		995,369
Other assets less liabilities–0.0%		189

NET ASSETS–100.0%		$995,558

(a)	To obtain a copy of the Underlying Portfolios’ shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

See notes to financial statements.

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MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2015	AB Variable Products Series Fund

ASSETS
Investments in Underlying Portfolios, at value
Unaffiliated issuers (cost $353,688)	$348,819
Affiliated issuers (cost $652,392)	646,550
Prepaid expenses	82,466
Receivable due from Adviser	34,195
Dividends receivable	350

Total assets	1,112,380

LIABILITIES
Offering cost payable	86,000
Audit and tax fee payable	19,529
Printing fee payable	6,569
Distribution fee payable	1
Accrued expenses	4,723

Total liabilities	116,822

NET ASSETS	$995,558

COMPOSITION OF NET ASSETS
Capital stock, at par	$100
Additional paid-in capital	999,884
Undistributed net investment income	4,754
Accumulated net realized gain on investment transactions	1,531
Net unrealized depreciation on investments	(10,711)

$995,558

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$985,603	99,000	$9.96
B	$9,954.56	1,000	$9.95

See notes to financial statements.

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MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
STATEMENT OF OPERATIONS
For the period December 16, 2015(a) to December 31, 2015	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Income distributions from unaffiliated Underlying Portfolios	$2,636
Income distributions from affiliated Underlying Portfolios	2,263

4,899

EXPENSES
Advisory fee (see Note B)	779
Distribution fee—Class B	1
Audit and tax	19,529
Printing	6,569
Amortization of offering expenses	3,534
Custodian	3,315
Legal	1,326
Miscellaneous	82

Total expenses	35,135
Less: expenses waived and reimbursed by the Adviser (see Note B)	(34,974)

Net expenses	161

Net investment income	4,738

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain distributions from:
Affiliated Underlying Portfolios	129
Unaffiliated Underlying Portfolios	1,402
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	(5,842)
Unaffiliated Underlying Portfolios	(4,869)

Net loss on investment transactions	(9,180)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(4,442)

(a)	Commencement of operations.

See notes to financial statements.

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MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	December 16, 2015(a) to December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,738
Net realized gain distributions from affiliated Underlying Portfolios	129
Net realized gain distributions from unaffiliated Underlying Portfolios	1,402
Net change in unrealized appreciation/depreciation of affiliated Underlying Portfolios	(5,842)
Net change in unrealized appreciation/depreciation of unaffiliated Underlying Portfolios	(4,869)

Net decrease in net assets from operations	(4,442)
CAPITAL STOCK TRANSACTIONS
Net increase	1,000,000

Total increase	995,558
NET ASSETS
Beginning of period	–0	–

End of period (including undistributed net investment income of $4,754)	$995,558

(a)	Commencement of operations.

See notes to financial statements.

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MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2015	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Multi-Manager Alternative Strategies Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). AB Multi-Manager Alternative Strategies Portfolio commenced operations on December 16, 2015. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. As of December 31, 2015 AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of each class of shares of the Portfolio. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share. The Portfolio invests primarily in a combination of portfolios managed by the Adviser and by certain unaffiliated third parties (the “Underlying Portfolios”).

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information

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MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2		Level 3		Total
Investments in Securities:
Assets:
Investment Companies	$995,369	$–0	–	$–0	–	$995,369

Total^	$995,369	$–0	–	$–0	–	$995,369

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2)

8

AB Variable Products Series Fund

regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $86,000 were deferred and amortized on a straight line basis over a one year period starting from December 16, 2015 (commencement of operations).

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of 1.90% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 2.15% and 2.40% of daily average net assets for Class A and Class B, respectively. Any fees waived and expenses borne by the Adviser are subject to repayment by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no repayments will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the net fee percentage set forth in the preceding sentence. The Expense Caps may not be terminated by the Adviser before December 16, 2017. For the period ended December 31, 2015, such reimbursements/waivers amounted to $34,199.

The Portfolio currently invests in AB Multi-Manager Alternative Strategies Fund (“MMAS”) and AB Long/Short Multi-Manager Fund (“LSMM”), open-end management investment companies managed by the Adviser. In addition to the Expense Caps, the Adviser has contractually agreed, through December 16, 2016, to waive its management fees and/or bear Portfolio expenses in an amount equal to the Portfolio’s proportionate share of all advisory fees and other expenses of all mutual funds advised by the Adviser in which the Portfolio may invest (including MMAS and LSMM) and to waive its management fees so that the effective management fee payable with respect to Portfolio assets invested in mutual funds that are not advised by the Adviser is 0.20%. For the period ended December 31, 2015, such waiver amounted to $775.

A summary of the Portfolio’s affiliated Underlying Portfolio transactions for the period ended December 31, 2015 is as follows:

AB Multi-Manager Alternative Strategies Fund
									Distributions
Market Value 12/16/15(a) (000)		Purchases at Cost (000)	Sales Proceeds (000)		Realized Gain (Loss) (000)		Change in Unrealized Appr./(Depr.) (000)	Market Value 12/31/15 (000)	Income (000)		Realized Gains (000)
$–0	–	$500	$–0	–	$–0	–	$(3)	$497	$–0	–	$–0	–

(a)	Commencement of operations.

AB Long/Short Multi-Manager Fund
									Distributions
Market Value 12/16/15(a) (000)		Purchases at Cost (000)	Sales Proceeds (000)		Realized Gain (Loss) (000)		Change in Unrealized Appr./(Depr.) (000)	Market Value 12/31/15 (000)	Income (000)	Realized Gains (000)
$–0	–	$152	$–0	–	$–0	–	$(3)	$149	$2	$–0	–*

(a)	Commencement of operations.

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended December 31, 2015 amounted to $0, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments,

10

AB Variable Products Series Fund

Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,006,080	$–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,006,080

Gross unrealized appreciation	$675
Gross unrealized depreciation	(11,386)

Net unrealized depreciation	$(10,711)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the period ended December 31, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES	AMOUNT
	December 16, 2015(a) to December 31, 2015	December 16, 2015(a) to December 31, 2015
Class A
Shares sold	99,000	$990,000

Net increase	99,000	$990,000

Class B
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

(a)	Commencement of operations.

NOTE F: Risks Involved in Investing in the Portfolio

Allocation and Management Risk—The Adviser will invest the assets of the Portfolio primarily by allocating Portfolio assets to the Underlying Portfolios. The success of the Portfolio depends, in part, upon the ability of the Underlying Portfolios to develop and implement Strategies to achieve the Portfolio’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Underlying Portfolios may cause the Portfolio to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Portfolio’s investment program depends primarily on the trading and investing skills of the investment advisers to Underlying Portfolios rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Underlying Portfolios that, in the aggregate, are able to produce consistently positive returns for the Portfolio, the performance of the Portfolio may be impaired.

Some investment advisers have little experience managing registered investment companies, which, unlike the private investment funds these investment advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Portfolio’s investment program by the Adviser, each investment adviser to an Underlying Portfolio is responsible, with respect to the Underlying Portfolio, for compliance with the Underlying Portfolio’s investment strategies and applicable law.

Strategies implemented by the Underlying Portfolios may fail to produce the intended results. The success of a particular Underlying Portfolio is dependent on the expertise of its portfolio managers. Certain investment advisers to Underlying Portfolios may have only one or a limited number of key individuals responsible for managing the Portfolio’s assets. The loss of one or more key individuals from an investment adviser could have a materially adverse effect on the performance of the Underlying Portfolio.

Counterparty Risk—The Portfolio is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Portfolio to trade in any variety of markets or asset classes. If the Portfolio is unable to establish or maintain such relationships, such inability may limit the Portfolio’s transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses.

Some of the markets in which the Portfolio may effect transactions are not “exchange-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Portfolio to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Portfolio has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Portfolio’s counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Portfolio’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Portfolio’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

12

AB Variable Products Series Fund

Hedging Transactions Risk—The Portfolio may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Portfolio’s positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost.

Short Sales Risk—The Portfolio may engage in short-selling, which involves the sale of a security that the Portfolio does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Portfolio must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Portfolio may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Volatility Risk—The Portfolio will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Portfolio’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Portfolio assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk—Certain Underlying Portfolios may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Special Situations Investment Risk—Special situations investing requires an investment adviser to an Underlying Portfolio to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

Fixed-Income Securities Risk—The Portfolio may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Portfolio may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments.

Distressed Investments Risk—The Portfolio may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. Securities and obligations of such distressed companies often trade at a discount to the expected enterprise value that could be achieved through a restructuring and an investor in such securities is exposed to risk that a restructuring will not occur, or will occur on unfavorable terms. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than securities of more financially stable companies.

Derivative Instruments Risk—The Portfolio may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of nonperformance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

Small Capitalization and Recently Organized Companies Risk—Portfolio assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution

13

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Non-U.S. Investments Risk—The Portfolio may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

Currency Risk—The Portfolio may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Portfolio, however, generally values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Portfolio’s assets will fluctuate with currency exchange rates as well as with the price changes of the Portfolio’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Portfolio makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Portfolio’s securities in their local markets. The Portfolio may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Emerging Market Risk—Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

Undervalued Securities Risk—The Portfolio may make certain investments in securities that an investment adviser to an Underlying Portfolio believes to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the investment adviser.

Quantitative Investment Risk—Certain investment advisers to Underlying Portfolios may attempt to execute strategies for an Underlying Portfolio using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that an investment adviser’s use of quantitative models will result in effective investment decisions for an Underlying Portfolio. The success of an investment adviser’s quantitative investment models is heavily dependent on the mathematical models used by the investment adviser. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

Commodities-Related Investments Risk—To the extent the Portfolio invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the Portfolio will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments.

Multi-Manager Risk—The multi-manager strategy employed by the Portfolio involves special risks, which include:

•

Offsetting positions. Investment advisers to Underlying Portfolios may make investment decisions that conflict with each other; for example, at any particular time, one investment adviser may be purchasing shares of an issuer whose shares are being sold by another investment adviser. Consequently, the Portfolio could indirectly incur transaction costs without accomplishing any net investment result.

14

AB Variable Products Series Fund

•

Proprietary investment strategy risk. Investment advisers to Underlying Portfolios may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. An investment adviser to an Underlying Portfolio (or the licensor of the strategies used by the investment adviser) may make certain changes to the strategies the investment adviser has previously used, may not use such strategies at all (or the investment adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Portfolio.

Non-Diversification Risk—The Portfolio is a “non-diversified” investment company, which means that the Portfolio may invest a larger portion of its assets in fewer companies than a diversified investment company. This increases the risks of investing in the Portfolio since the performance of each stock has a greater impact on the Portfolio’s performance. To the extent that the Portfolio invests a relatively high percentage of its assets in securities of a limited number of companies, the Portfolio may also be more susceptible than a diversified investment company to any singe economic, political or regulatory occurrence.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market risk and credit risk tend to involve greater liquidity risk.

Mortgage-Related Securities Risk—In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

Real Estate Risk Related Securities Risk—The Portfolio may invest in real estate related securities and may indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Investing in real estate investment trusts, or REITs, involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are often subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investment in Other Investment Companies Risk—As with other investments, investments Underlying Portfolios, including exchange-traded funds, or ETFs, are subject to market and selection risk. In addition, when the Portfolio acquires shares of Underlying Portfolios, Contractholders bear both their proportionate share of expenses in the Portfolio (including management fees and advisory fees) and, indirectly, the expenses of the Underlying Portfolios.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

15

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE G: Tax Information

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,754
Undistributed capital gains	1,531
Unrealized appreciation/(depreciation)	(10,711)

Total accumulated earnings/(deficit)	$(4,426)

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2015, the Portfolio did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the tax treatment of offering costs resulted in a net increase in undistributed net investment income and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

16

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
December 16, 2015(a) to December 31, 2015
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income (b)(c)	.05
Net realized and unrealized loss on investment transactions	(.09)

Net decrease in net asset value from operations	(.04)

Net asset value, end of period	$9.96

Total Return
Total investment return based on net asset value (d)	(.40)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$986
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)^	.39%
Expenses, before waivers/reimbursements (e)^	85.71%
Net investment income (c)^	11.56%
Portfolio turnover rate	0%

See footnote summary on page 18.

17

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
December 16, 2015(a) to December 31, 2015
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income (b)(c)	.05
Net realized and unrealized loss on investment transactions	(.10)

Net decrease in net asset value from operations	(.05)

Net asset value, end of period	$9.95

Total Return
Total investment return based on net asset value (d)	(.50)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)^	.64%
Expenses, before waivers/reimbursements (e)^	85.78%
Net investment income (c)^	11.32%
Portfolio turnover rate	0%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Expense ratios do not include expenses of Underlying Portfolios in which the Portfolio invests. For the period ended December 31, 2015, the estimated annualized blended expense ratios of Underlying Portfolios in which the Portfolio invests were 1.76% for both Class A and Class B Shares.

^	Annualized.

18

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Multi-Manager Alternative Strategies Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Multi-Manager Alternative Strategies Portfolio (the “Fund”), one of the series constituting AB Variable Products Series Fund, Inc., as of December 31, 2015, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period December 16, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Multi-Manager Alternative Strategies Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period December 16, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2016

19

MULTI-MANAGER
ALTERNATIVE STRATEGIES PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
William H. Foulk, Jr.(1)	Earl D. Weiner(1)
D. James Guzy(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Marc H. Gamsin(2), Vice President Greg Outcalt(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

PRINCIPAL UNDERWRITER AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Gamsin and Outcalt are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

20

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	110	None

21

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (1990)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

22

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

23

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Marc Gamsin 60	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Greg Outcalt 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

24

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the Fund’s Advisory Agreement with the Adviser in respect of AB Multi-Manager Alternative Strategies Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on February 3-4, 2015.

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. The directors considered both the investment advisory services and the other non-advisory services outlined with specificity in the Advisory Agreement that would be provided to the Portfolio by the Adviser. They also noted the professional experience and qualifications of the Portfolio’s portfolio manager and other members of the investment team and other senior personnel of the Adviser. The directors noted that the Advisory Agreement, unlike the advisory agreements for most of the other AB Funds, does not provide for reimbursement to the Adviser of the Adviser’s cost of providing administrative and accounting services for the Portfolio. These services will be covered by the advisory fee. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including, but not limited, to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of

25

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
(continued)	AB Variable Products Series Fund

the Portfolio’s Class B shares; transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations and there were no existing AB Funds with the same investment style as the Portfolio, no performance or other historical information for the Portfolio was available from the Adviser. Based on the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $300 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $300 million, its proposed contractual advisory fee rate of 190 basis points was the same as the Lipper Expense Group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors also reviewed the Senior Officer’s independent evaluation, in which the Senior Officer concluded that the proposed advisory fee was reasonable (although he noted that the directors might want to discuss with the Adviser the addition of breakpoints).

The directors considered the anticipated total expense ratio of the Class A shares of the Portfolio assuming $300 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio.

The directors also considered the proposed expense limitation agreement between the Adviser and the Fund for an initial period to end one year after commencement of the Portfolio’s public offering. Under the proposed expense limitation agreement the Adviser would agree to waive its fees and/or reimburse expenses of the Portfolio to the extent that total expenses (not including the estimated expense ratio for acquired funds) exceed 1.54% for the Class A Shares. If the Portfolio’s uncapped expenses for the Class A Shares were to fall below 1.54%, the Adviser would be able to recoup all or a portion of the fees it had previously waived until the end of three fiscal years after the fiscal period in which amounts were waived or reimbursed.

The anticipated expense ratio for the Portfolio reflected fee waivers and/or expense reimbursement as a result of the proposed expense limitation agreement. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the anticipated expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors considered the Adviser’s proposal to invest the Portfolio’s assets initially in mutual funds, including AB Mutual Funds and mutual funds not advised by the Adviser (“External Funds”) until the Portfolio’s asset level was sufficiently high that the Portfolio could achieve sufficient diversification by investing directly. The Adviser proposed to enter into a supplemental agreement with the Portfolio to waive fees payable by, or reimburse expenses to, the Portfolio for a one-year period in an amount equal to the fees and expenses (investment advisory fees as well as other fees and expenses) indirectly borne by the Portfolio attributable to the Portfolio’s investment in any AB Mutual Fund in which the Portfolio invests, and to also waive 1.70% of its 1.90% advisory fee on Portfolio assets invested in External Funds. Following a recommendation of the Senior Officer, the directors discussed with the Adviser their concern that, after the one-year term of

26

AB Variable Products Series Fund

the expense limitation agreement and the supplemental agreement, the Portfolio would indirectly bear the advisory fees and non-advisory expenses of AB Mutual Funds in which it invests, and also lose the benefit of the Adviser’s waiver of all but .20% of its advisory fee in respect of assets invested in External Funds. In response to these concerns, the Adviser agreed to extend the expense limitation agreement for the Portfolio to a term of two years (from one year) and to make the Portfolio’s pro rata share of the fees and expenses of both AB Funds and External Funds in which the Portfolio invests (subject to specified exceptions) subject to the expense limitation agreement. The Adviser also agreed to discuss the potential extension of the supplemental agreement with the Board in advance of its expiration. The Adviser also discussed the appropriateness of the proposed benchmark for the Portfolio. In light of the foregoing, the directors were satisfied with the Adviser’s response and the proposed advisory fee arrangements for the Portfolio.

The directors noted that the Portfolio may invest in shares of external funds (non-AB Mutual Funds) in excess of the limits permitted under the Investment Company Act of 1940 pursuant to a Fund of Funds Order from the SEC. The directors concluded that the proposed advisory fee for the Portfolio was based on services to be provided that will be in addition to, rather than duplicative of, the services provided under the advisory contracts of the external funds in which the Portfolio may in the future invest.

The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio of 2.15%, giving effect to the proposed expense limitation agreement, was the same as the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s anticipated expense ratio was satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio does not contain breakpoints, and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. They considered the information provided by the Adviser showing that the Portfolio’s proposed advisory fee of 190 basis points was lower than the Expense Group median; and that, of the six other funds in the Portfolio’s Expense Group, three had no breakpoints. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

27

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory

Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of Multi-Manager Alternative Strategies Portfolio (“Alternative Strategies Portfolio” or the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is long term capital appreciation. The Adviser seeks to achieve its investment objective by allocating its assets among alternative or non-traditional investment strategies (“Alternative Strategies”). The Adviser will allocate the Portfolio’s assets principally among the following types of Alternative Strategies: Long/Short Equity, Special Situations, Credit and Global Macro. The Adviser seeks to gain exposure across various Alternative Strategies, but may focus the Portfolio’s investments in particular Alternative Strategies in order to take advantage of perceived investment opportunities or based on its current market outlook.

The Portfolio will initially be a fund-of-funds, investing in various “Underlying Funds:” AB Cap Fund, Inc. – Multi-Manager Alternative Strategies Fund (“MMASF”), AB Cap Fund, Inc. – Long/Short Multi-Manager Portfolio (“LSMM”) and External Funds (funds not advised by the Adviser).3 Eventually, if the Portfolio’s assets grow as planned, the Adviser expects to retain unaffiliated sub-advisers (“Sub-Advisers”) to manage respective sleeves of the Portfolio. Set forth below is a brief description of each Alternative Strategy:

Long Short Equity: In a Long/Short Equity strategy, an Underlying Fund or Sub-Adviser generally will seek to buy certain securities in the expectation that they will increase in value and sell other securities short in the expectation that they will decrease in value.

Special Situations: Special Situations strategies seek to take advantage of information inefficiencies resulting from a particular corporate event and exploit differences between the market value and estimated actual value of a security or instrument that may not be related to a specific corporate event.

Credit: An Underlying Fund or Sub-Adviser that employs Credit Strategies generally invests in a variety of fixed income and other securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high yield. The Portfolio may invest in various Credit Strategies that involve taking a long or short position in different financial instruments.

Global Macro: Global Macro strategies aim to identify and exploit imbalances in global economies and asset classes. Through encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical factors, rather than “bottom-up” individual security analysis, as the primary basis for management.

Each Underlying Fund or Sub-Adviser may utilize derivatives, in the management of the fund or sleeve, which may create gross exposure exceeding the net assets of the Underlying Fund or sleeve.

The Adviser proposed the Bank of America/Merrill Lynch 3-Month T-Bill Index as the Portfolio’s benchmark. The Portfolio will have a secondary benchmark, the HFRX Global Hedge Fund Index. The Adviser expects Lipper to place the Portfolio in its Alternative Other category, and Morningstar to place it in its Multi-Alternative category.

1	The information in the fee evaluation was completed on January 22, 2015 and discussed with the Board of Directors on February 3-4, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The Adviser proposed an Acquired Fund Fee Waiver Agreement so that shareholders of the Portfolio will not have to bear the fund expenses of any affiliated underlying funds in which the Portfolio may invest.

28

AB Variable Products Series Fund

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Alternative Strategies Portfolio	1.90% (flat fee)

The Adviser proposed an Acquired Fund Fee Waiver Agreement, which provides for the Adviser to waive all fees and/or reimburse expenses for a one year period after shares of the Portfolio are offered to the public in an amount equal to the Portfolio’s share of all fees and expenses of other AB Funds in which the Portfolio may invest, including MMASF and LSMM, so shareholders of the Portfolio will not bear the expenses of affiliated Underlying Funds. Also, under the Fee Waiver Agreement, the Adviser will waive 1.70% of its 1.90% advisory fee on Portfolio assets invested in External Funds, retaining 0.20% for External fund selection and asset allocation.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a two year period after the date the date that shares of the Portfolio is first offered to the public.5 The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidies. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser will have the ability to recoup expenses during the three year fiscal period after an advisory fee waiver and/or expense reimbursement was made even if the Portfolio’s Expense Limitation Agreement terminates prior to the end of such three year fiscal period.

4	Jones v. Harris at 1427.

5	Prior to discussions between the Board of Directors and the Adviser at the February 3-5, 2015 meetings, the period after shares of the Portfolio are first offered to the public, in which the Adviser will waive all or a portion of its advisory fees and/or reimburse the Portfolio for fund expenses exceeding the Portfolio’s expense caps under the original terms of the Expense Limitation Undertaking, was for one year.

29

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Estimated Acquired Funds Ratio	Projected Gross Expense Ratio[6]	Fiscal Year End
Alternative Strategies Portfolio[7]	Class A 2.15% Class B 2.40%	0.61% 0.61%	2.42% 2.67%	December 31

Under the terms of the Expense Limitation Agreement, the Portfolio’s expense cap for each of the Portfolio share classes would include the entire acquired funds ratio. The Expense Limitation Agreement excludes expenses associated with securities sold short, interest expenses, taxes, extraordinary expenses, brokerage commissions and other transaction costs.

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

The Investment Advisory Agreement for the Portfolio differs from other advisory fee agreements in place for other series of the Fund. The Investment Advisory Agreement for the Portfolio includes provisions addressing the possibility of the Adviser retaining Sub-Advisers for the Portfolio and specifying that the Adviser has an obligation to oversee the services provided by any Sub-adviser that is retained.8

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.9 However, the Adviser represented that there is no category in the Form ADV for institutional products that has a similar investment style as the Portfolio.

6	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $300 million.

7	Prior to discussions between the Board of Directors and the Adviser at the February 3-5, 2015 meetings, the Adviser proposed that the expense caps for the Portfolios’ Class A and Class B shares not include the estimated acquired funds ratio of 0.61%, so that the expense caps for the Portfolio were 1.54% and 1.79%, respectively for Class A and Class B shares.

8	The Investment Advisory Agreement will require the Adviser to obtain Board approval before retaining any Sub-Adviser.

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

30

AB Variable Products Series Fund

The Adviser manages MMASF, a retail mutual fund which has a similar investment style as the Portfolio. Set forth below is the advisory fee schedule for MMASF and what would have been the effective advisory fee of the Portfolio had the fee schedule of MMASF been applicable to the Portfolio based on an initial estimate of the Portfolio’s net asset at $300 million.

Portfolio	AB Fund	Fee	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Alternative Strategies Portfolio	MMASF	1.90% (flat fee)	1.900%	1.900%

The Adviser manages AB Multi-Manager Alternative Fund (the “MMA Fund”), a closed-end U.S. registered multi-manager fund of hedge funds. The MMA Fund has a somewhat similar investment style strategy as that contemplated for Alternative Strategies Portfolio. The MMA Fund allocates its assets among the following strategies: Long/Short Equity, Event Driven, Credit Distressed, Emerging Markets and Global Macro. The MMA Fund is offered and sold only to “accredited investors.” In addition, the MMA Fund invests in private investment vehicles (“hedge funds”) managed by entities unaffiliated with the Adviser. Set forth in the table below is the advisory fee charged to the MMA Fund:

Portfolio	Fund	Fee
Alternative Strategies Portfolio	MMA Fund	1.50% of average daily net assets

The Adviser has represented that it does not manage any sub-advisory relationship that has a substantially similar investment style as any of the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Portfolio’s contractual management fee11 estimated at the approximate current asset level of the Portfolio to the median of the Portfolio’s Lipper Expense Group (“EG”).12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio had an insufficient number of multi-managed Alternative Other (“ALT”) fund peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper investment classification/objective. In this regard, the Portfolio’s EG was expanded to include Absolute Return (“ABR”) funds. Lipper does not have a separate category for multi-manager ALT funds. Accordingly, the EG that Lipper created for the Portfolio includes ALT and ABR

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. In addition, there are limitations in Lipper’s expense category data because different funds categorize expenses differently.

31

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

funds that are not multi-managed. To show the impact caused by this difference, the tables below also include a contractual management fee and total expense ratio comparison between funds with multi-managers and funds with single-managers.

Portfolio	Contractual Management Fee[13]	Lipper EG Median (%)	Lipper EG Rank
Alternative Strategies Portfolio (all funds)[14],[15]	1.900	1.900	4/7
only multi-managed funds	1.900	1.995	1/4
only single-managed funds	N/A	1.150	N/A

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.16

It should be noted that Lipper compared the Portfolio to a number of non-Class A share peers, which may have a 12b-1 or non 12b-1 service fee. Since the Portfolio’s Class A shares do not have a 12b-1 or non 12b-1 service fee, the Senior Officer compared the Portfolio’s total expenses to that of its peers excluding 12b-1/non 12b-1 service fees. The total expense ratios for the Portfolio’s peers include any underlying expenses that the peers may have. In addition, the EU does not include funds with a 12b-1 or non 12b-1 service fee other than funds in the EG.

Portfolio	Total Expense Ratio (%)[17]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Alternative Strategies Portfolio (all funds)[18]	2.150	2.150	4/7	1.603	8/12
only multi-managed funds	2.150	2.291	N/A	N/A	N/A
only single-managed funds	N/A	1.203	N/A	N/A	N/A

Based on this analysis, the Portfolio’s contractual management fee is equal to the overall EG median, which includes multi-managed and single-managed funds, and is lower than the EG median for only multi-managed funds. The Portfolio’s total expense ratio is equal to the overall EG median and is lower than the EG median for only multi-managed funds.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

13	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

14	The Portfolio’s EG includes, the Portfolio, four other ALT and two ABR funds.

15	The contractual management fee shown for the Portfolio does not take into consideration any advisory fee waivers or expense reimbursements made by the Adviser in connection with plans by the Portfolio to invest in other AB Mutual Funds or other External Funds.

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Projected total expense ratio information, based on an initial net asset estimate of $300 million, pertains to the Portfolio’s Class A shares.

18	The Portfolio’s EU includes the Portfolio, EG and all other ALT and ABR.

32

AB Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio will adopt a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AB Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares.

Financial intermediaries, such as insurers, will market and sell shares of the Portfolio and will typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries will receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the firm over the year. With respect to the Fund, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Fund is AB Investor Services (“ABIS”), an affiliate of the Adviser.19 The Fund pays ABIS a flat fee of $18,000 for each calendar year, which is allocated evenly among its separate Portfolios.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.20,21 The independent consultant first reiterated the results of his previous two dimensional

19	It should be noted that the insurance companies, linked to the variable products will provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

33

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $474 billion as of December 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors discuss with the Adviser the Acquired Fund Fee Agreement, which the Adviser proposed for a one year period after shares are offered to the public in an amount equal to the Portfolio’s share of all fees and expenses of any AB Mutual Fund, in which the Portfolio may invest. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: February 27, 2015

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

34

VPS-MMAS-0151-1215

DEC    12.31.15

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	REAL ESTATE INVESTMENT PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT
PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2016

The following is an update of AB Variable Products Series Fund—Real Estate Investment Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2015. Effective May 1, 2015, the AllianceBernstein Variable Products Series Fund’s name changed to AB Variable Products Series Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies (“REOCs”). The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates (“REMICs”), and collateralized mortgage obligations, (“CMOs”). The Portfolio may also invest in short-term investment grade debt securities and other fixed-income securities.

The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. AllianceBernstein L.P. (the “Adviser”) may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Financial Times Stock Exchange National Association of Real Estate Investment Trusts (“FTSE NAREIT”) Equity REIT Index, in addition to the broad market as measured by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2015.

All share classes of the Portfolio underperformed the benchmark for the annual period. Sector selection detracted from relative returns, impacted primarily by the Portfolio’s overweight position in the lodging sector, which was only partially offset by an overweight to the self-storage sector. Stock selection was also negative, detracting in the retail and diversified sectors, only partially offset by positive stock selection in the specialty sector.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Still-low interest rates and modest economic growth helped the US real estate market post a small gain during the annual period. The FTSE NAREIT Equity REIT Index finished the period up 2.83%; the S&P 500 Index also posted a small gain, rising 1.38% during the same period.

Most segments of the US property market continued to be characterized by sound fundamentals in 2015. Overall, demand growth continued to outpace supply, which has gradually increased from depressed levels. In the lodging industry, supply growth remained near or below average in most markets, though demand was somewhat weaker than

1

AB Variable Products Series Fund

expected. Growth in e-commerce retailing has supported demand for industrial properties, and improvement in the labor market has helped support demand for office space. In the retail sector, the demand for prime shopping malls seen in recent years has spread to secondary markets. The Portfolio’s Senior Investment Management Team continues to find attractive opportunities across a wide group of sectors, focusing on attractively priced companies with improving fundamentals, together with the balance sheet strength to withstand periods of renewed volatility.

2

REAL ESTATE INVESTMENT PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The FTSE® NAREIT Equity REIT Index and the S&P® 500 Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE NAREIT Equity REIT Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Real Estate Risk: The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Prepayment Risk: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

REAL ESTATE INVESTMENT PORTFOLIO
DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2015 (unaudited)	1 Year	5 Years*	10 Years*
Real Estate Investment Portfolio Class A	0.80%	11.71%	7.78%
Real Estate Investment Portfolio Class B	0.66%	11.44%	7.52%
FTSE NAREIT Equity REIT Index	2.83%	11.91%	7.38%
S&P 500 Index	1.38%	12.57%	7.31%
* Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.08% and 1.33% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

REAL ESTATE INVESTMENT PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/05 – 12/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Real Estate Investment Portfolio Class A shares (from 12/31/05 to 12/31/15) as compared to the performance of the Portfolio’s benchmark, the FTSE NAREIT Equity REIT Index and the broad market, as measured by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

REAL ESTATE INVESTMENT PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,075.80	$5.86	1.12%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.56	$5.70	1.12%

Class B
Actual	$1,000	$1,075.10	$7.17	1.37%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.30	$6.97	1.37%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$4,818,223	9.6%
Crown Castle International Corp.	2,731,820	5.5
AvalonBay Communities, Inc.	2,297,942	4.6
Boston Properties, Inc.	2,087,702	4.2
American Tower Corp.	1,782,911	3.6
National Retail Properties, Inc.	1,755,391	3.5
Realty Income Corp.	1,750,257	3.5
Ventas, Inc.	1,479,030	3.0
Public Storage	1,397,028	2.8
Essex Property Trust, Inc.	1,343,090	2.7

	$21,443,394	43.0%

INDUSTRY BREAKDOWN†

December 31, 2015 (unaudited)

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Diversified/Specialty	$8,329,455	16.8%
Multi-Family	7,616,875	15.3
Regional Mall	5,775,692	11.6
Shopping Center/Other Retail	4,203,223	8.5
Self Storage	4,144,535	8.3
Office	4,002,362	8.1
Lodging	3,809,409	7.7
Triple Net	3,737,695	7.5
Health Care	3,500,147	7.0
Industrial Warehouse Distribution	3,368,374	6.8
Mortgage	781,956	1.6
Financial: Other	179,585	0.4
Short-Term Investments	199,484	0.4

Total Investments	$49,648,792	100.0%

*	Long-term investments.

†	The Portfolio’s industry breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

7

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2015	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.2%

EQUITY: OTHER–31.2%
DIVERSIFIED/SPECIALTY–16.7%
American Tower Corp.	18,390	$1,782,911
CBRE Group, Inc.–Class A(a)	10,030	346,837
Crown Castle International Corp.	31,600	2,731,820
Digital Realty Trust, Inc.	4,650	351,633
Duke Realty Corp.	55,440	1,165,349
Equinix, Inc.	1,253	378,907
Gramercy Property Trust	141,493	1,092,327
Kennedy-Wilson Holdings, Inc.	10,590	255,007
Rayonier, Inc.	10,120	224,664

		8,329,455

HEALTH CARE–7.0%
LTC Properties, Inc.	24,440	1,054,342
Ventas, Inc.	26,210	1,479,030
Welltower, Inc.	14,211	966,775

		3,500,147

TRIPLE NET–7.5%
EPR Properties	3,970	232,047
National Retail Properties, Inc.	43,830	1,755,391
Realty Income Corp.	33,900	1,750,257

		3,737,695

		15,567,297

RESIDENTIAL–23.6%
MULTI-FAMILY–15.3%
Apartment Investment & Management Co.–Class A	8,030	321,441
AvalonBay Communities, Inc.	12,480	2,297,942
Equity Residential	11,850	966,841
Essex Property Trust, Inc.	5,610	1,343,090
Independence Realty Trust, Inc.	45,300	340,203
Mid-America Apartment Communities, Inc.	13,220	1,200,508
Sun Communities, Inc.	16,735	1,146,850

		7,616,875

SELF STORAGE–8.3%
CubeSmart	32,280	988,414
Extra Space Storage, Inc.	11,300	996,773
National Storage Affiliates Trust	31,472	539,115
Public Storage	5,640	1,397,028
Sovran Self Storage, Inc.	2,080	223,205

		4,144,535

		11,761,410

RETAIL–20.0%
REGIONAL MALL–11.6%
Pennsylvania Real Estate Investment Trust	43,780	957,469
Simon Property Group, Inc.	24,780	4,818,223

		5,775,692

SHOPPING CENTER/OTHER RETAIL–8.4%
Brixmor Property Group, Inc.	39,840	1,028,669
DDR Corp.	30,953	521,248
Kite Realty Group Trust	33,916	879,442

Ramco-Gershenson Properties Trust	49,571	$823,374
Retail Opportunity Investments Corp.	53,100	950,490

		4,203,223

		9,978,915

OFFICE–8.0%
Boston Properties, Inc.	16,369	2,087,702
Highwoods Properties, Inc.	24,040	1,048,144
Kilroy Realty Corp.	3,710	234,769
Vornado Realty Trust	6,320	631,747

		4,002,362

LODGING–7.6%
Ashford Hospitality Trust, Inc.	107,559	678,697
Chesapeake Lodging Trust	31,000	779,960
Pebblebrook Hotel Trust	20,200	566,004
RLJ Lodging Trust	28,260	611,264
Summit Hotel Properties, Inc.	77,590	927,200
Wyndham Worldwide Corp.	3,390	246,284

		3,809,409

INDUSTRIALS–6.8%
INDUSTRIAL WAREHOUSE DISTRIBUTION–6.8%
DCT Industrial Trust, Inc.	27,840	1,040,381
Granite Real Estate Investment Trust	24,010	659,074
Prologis, Inc.	26,732	1,147,337
STAG Industrial, Inc.	28,270	521,582

		3,368,374

MORTGAGE–1.6%
Blackstone Mortgage Trust, Inc.–Class A	17,080	457,061
First American Financial Corp.	9,050	324,895

		781,956

FINANCIAL:OTHER–0.4%
HFF, Inc.–Class A	5,780	179,585

Total Common Stocks (cost $42,939,309)		49,449,308

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.4%
TIME DEPOSIT–0.4%
State Street Time Deposit 0.01%, 1/04/16 (cost $199,484)	$199	199,484

TOTAL INVESTMENTS–99.6% (cost $43,138,793)		49,648,792
Other assets less liabilities–0.4%		209,094

NET ASSETS–100.0%		$49,857,886

(a)	Non-income producing security.

See	notes to financial statements.

8

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2015	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $43,138,793)	$49,648,792
Foreign currencies, at value (cost $8,252)	7,796
Dividends and interest receivable	189,456
Receivable for investment securities sold	167,548
Receivable for capital stock sold	5,490

Total assets	50,019,082

LIABILITIES
Audit and tax fee payable	51,392
Payable for capital stock redeemed	39,423
Advisory fee payable	23,089
Administrative fee payable	12,020
Custody fee payable	11,382
Printing fee payable	10,395
Distribution fee payable	2,917
Transfer Agent fee payable	99
Accrued expenses	10,479

Total liabilities	161,196

NET ASSETS	$49,857,886

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,482
Additional paid-in capital	39,980,119
Undistributed net investment income	1,037,099
Accumulated net realized gain on investment and foreign currency transactions	2,325,641
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	6,509,545

$49,857,886

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$35,970,308	3,961,838	$9.08
B	$13,887,578	1,520,122	$9.14

See notes to financial statements.

9

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2015	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $8,463)	$1,520,774
Affiliated issuers	606
Interest	67
Securities lending income	2,562	$1,524,009

EXPENSES
Advisory fee (see Note B)	280,612
Distribution fee—Class B	34,038
Transfer agency—Class A	2,882
Transfer agency—Class B	1,023
Custodian	72,705
Audit and tax	53,338
Administrative	50,834
Printing	31,952
Legal	28,111
Directors’ fees	21,157
Miscellaneous	5,327

Total expenses		581,979

Net investment income		942,030

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions		2,415,322
Foreign currency transactions		(877)
Net change in unrealized appreciation/depreciation of:
Investments		(3,143,747)
Foreign currency denominated assets and liabilities		(275)

Net loss on investment and foreign currency transactions		(729,577)

NET INCREASE IN NET ASSETS FROM OPERATIONS		$212,453

See notes to financial statements.

10

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$942,030	$578,687
Net realized gain on investment transactions and foreign currency transactions	2,414,445	4,591,253
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,144,022)	5,670,576

Net increase in net assets from operations	212,453	10,840,516
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(575,020)	(1,029,793)
Class B	(180,481)	(330,126)
Net realized gain on investment transactions
Class A	(3,107,964)	(9,231,652)
Class B	(1,148,829)	(3,268,192)
CAPITAL STOCK TRANSACTIONS
Net increase	3,353,548	10,353,385

Total increase (decrease)	(1,446,293)	7,334,138
NET ASSETS
Beginning of period	51,304,179	43,970,041

End of period (including undistributed net investment income of $1,037,099 and $851,447, respectively)	$49,857,886	$51,304,179

See notes to financial statements.

11

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2015	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Real Estate Investment Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Real Estate Investment Portfolio. Prior to May 1, 2015, the Fund was known as AllianceBernstein Variable Products Series Fund, Inc. The Portfolio’s investment objective is total return from long-term growth of capital and income. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In

12

AB Variable Products Series Fund

addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$49,449,308		$–0	–	$–0	–	$49,449,308
Short-Term Investments	–0	–	199,484		–0	–	199,484

Total Investments in Securities	49,449,308		199,484		–0	–	49,648,792
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$49,449,308		$199,484		$–0	–	$49,648,792

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

13

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

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AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2015, the reimbursement for such services amounted to $50,834.

Brokerage commissions paid on investment transactions for the year ended December 31, 2015 amounted to $76,908, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,262 for the year ended December 31, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$33,803,938		$33,955,341
U.S. government securities	–0	–	–0	–

15

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$43,140,491

Gross unrealized appreciation	$7,852,182
Gross unrealized depreciation	(1,343,881)

Net unrealized appreciation	$6,508,301

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of December 31, 2015, the Portfolio had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $2,562 and $606 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)
$1,171	$26,119	$27,290	$0

16

AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Class A
Shares sold	663,573	819,892	$6,543,068	$9,215,751
Shares issued in reinvestment of dividends and distributions	413,818	1,109,346	3,682,984	10,261,445
Shares redeemed	(916,859)	(953,168)	(8,725,134)	(10,761,136)

Net increase	160,532	976,070	$1,500,918	$8,716,060

Class B
Shares sold	343,421	141,177	$3,315,902	$1,518,552
Shares issued in reinvestment of dividends and distributions	148,361	386,500	1,329,310	3,598,318
Shares redeemed	(294,532)	(309,798)	(2,792,582)	(3,479,545)

Net increase	197,250	217,879	$1,852,630	$1,637,325

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Real Estate Risk—The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio,

17

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$958,181	$3,854,873
Net long-term capital gains	4,054,113	10,004,890

Total taxable distributions paid	$5,012,294	$13,859,763

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,398,347
Undistributed capital gains	1,966,091
Unrealized appreciation/(depreciation)	6,507,847	(a)

Total accumulated earnings/(deficit)	$9,872,285

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of partnership investments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2015, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications resulted in a net decrease in undistributed net investment income and a corresponding net increase in accumulated net realized gain on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J: New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

18

AB Variable Products Series Fund

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

19

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.00	$11.18	$12.25	$11.58	$12.02

Income From Investment Operations
Net investment income (a)	.18	.14	.24	.18	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	2.39	.24	2.21	1.02

Net increase in net asset value from operations	.06	2.53	.48	2.39	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.37)	(.20)	(.15)	(.18)
Distributions from net realized gain on investment transactions	(.83)	(3.34)	(1.35)	(1.57)	(1.39)

Total dividends and distributions	(.98)	(3.71)	(1.55)	(1.72)	(1.57)

Net asset value, end of period	$9.08	$10.00	$11.18	$12.25	$11.58

Total Return
Total investment return based on net asset value (b)	.80%	25.35%	4.20%	21.19%	9.03%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,970	$38,003	$31,576	$70,048	$63,093
Ratio to average net assets of:
Expenses	1.07%	1.08%	.86%	.84%	.88%
Net investment income	1.91%	1.26%	1.92%	1.49%	.91%
Portfolio turnover rate	67%	67%	98%	110%	114%

See footnote summary on page 21.

20

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.05	$11.22	$12.28	$11.61	$12.05

Income From Investment Operations
Net investment income (a)	.16	.11	.27	.15	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	2.40	.18	2.20	1.02

Net increase in net asset value from operations	.05	2.51	.45	2.35	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.34)	(.16)	(.11)	(.15)
Distributions from net realized gain on investment transactions	(.83)	(3.34)	(1.35)	(1.57)	(1.39)

Total dividends and distributions	(.96)	(3.68)	(1.51)	(1.68)	(1.54)

Net asset value, end of period	$9.14	$10.05	$11.22	$12.28	$11.61

Total Return
Total investment return based on net asset value (b)	.66%	24.96%	3.97%	20.83%	8.75%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,888	$13,301	$12,394	$13,568	$13,536
Ratio to average net assets of:
Expenses	1.33%	1.33%	1.15%	1.10%	1.13%
Net investment income	1.67%	1.03%	2.13%	1.19%	.64%
Portfolio turnover rate	67%	67%	98%	110%	114%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2011 by 0.06%.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Real Estate Investment Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Real Estate Investment Portfolio (the “Fund”) (formerly AllianceBernstein Real Estate Investment Portfolio), one of the series constituting AB Variable Products Series Fund, Inc. (formerly AllianceBernstein Variable Products Series Fund, Inc.), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Real Estate Investment Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2016

22

2015 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2015. For corporate shareholders, 10.90% of dividends paid qualify for the dividends received deduction.

23

REAL ESTATE INVESTMENT
PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Eric J. Franco(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5	One Battery Park Plaza
1 Iron Street	New York, NY 10004
Boston, MA 02210

PRINCIPLE UNDERWRITER	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the REIT Senior Investment Management Team. Mr. Eric J. Franco is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

24

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)

Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.

		110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, he was Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	110	None

25

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (1990)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

27

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Eric J. Franco 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

28

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF 1 INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB Real Estate Investment Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/15 ($ MIL)
Real Estate Investment Portfolio	Value	0.55% on first $2.5 billion	$54.2
		0.45% on next $2.5 billion
		0.40% on the balance

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

29

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $48,434 (0.101% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Real Estate Investment Portfolio	Class A 1.08%	December 31
Class B 1.33%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

Portfolio	Net Assets 3/31/15 ($ MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio	$54.2	U.S. REIT Schedule	0.492%	0.550%
		0.55% on first $25m
		0.45% on next $25m
		0.40% the balance
		Minimum account size $25m

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

30

AB Variable Products Series Fund

The Adviser also manages AB Global Real Estate Investment Fund, Inc. (“Global Real Estate Investment Fund, Inc.), a retail mutual fund, which has a somewhat investment style as the Portfolio. Set forth below are the fee schedule of Global Real Estate Investment Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio[7]	Global Real Estate Investment Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as the Portfolio.8

Fund	Fee[9]
Global Real Estate Securities Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11, 12

6	The Portfolio’s investment guidelines are more restrictive than that of AB Global Real Estate Investment Fund, Inc. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the AB Global Real Estate Investment Fund, Inc., which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

7	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

8	The Portfolio’s investment guidelines are more restrictive than that of the Luxembourg fund. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the Luxembourg fund, which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

9	Class A shares of the funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.”Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

31

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Real Estate Investment Portfolio	0.550	0.800	3/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.14

Portfolio	Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Real Estate Investment Portfolio	1.083	0.910	13/13	0.845	16/16

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25% . During the fiscal year ended December 31, 2014, ABI received $32,008 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $64,920 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

32

AB Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.16

The Portfolio did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.17,18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared

16	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a fee of $18,000 in 2014.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

33

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2015.22

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Real Estate Investment Portfolio
1 year	19.62	23.38	23.38	13/13	17/17
3 year	14.91	15.03	15.11	9/12	12/16
5 year	17.21	17.65	17.65	8/12	12/16
10 year	9.86	9.31	9.36	3/11	5/14

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmarks.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Real Estate Investment Portfolio	19.62	14.91	17.21	9.86	10.55	24.22	0.45	10
FTSE NAREIT Equity REIT Index[26]	21.88	15.47	17.62	9.26	10.18	25.16	0.42	10
S&P 500 Stock Index	15.51	18.00	16.18	7.99	7.76	N/A	N/A	10
Inception Date: January 9, 1997

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

20	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

34

VPS-REI-0151-1215

DEC    12.31.15

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	SMALL CAP GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2016

The following is an update of AB Variable Products Series Fund—Small Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2015. Effective May 1, 2015, the AllianceBernstein Variable Products Series Fund’s name changed to AB Variable Products Series Fund.

INVESTMENT OBJECTIVES AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall US market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total US equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights or warrants.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2015.

Class A shares of the Portfolio outperformed the benchmark, while Class B shares underperformed, for the annual period. Stock selection in the consumer/commercial services and technology sectors helped drive relative outperformance for the full year. An overweight in technology, specifically in software, also contributed. Stock selection in the health care sector was negative. An underweight in the strong performing biopharmaceutical sub-sector detracted from performance.

The Portfolio did not use derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Reflecting the Portfolio’s bottom-up investment process, the US Small Cap Investment Growth Team (the “Team”) continues to find opportunities across most sectors, with a greater emphasis on companies that are less dependent on the short-term macro outlook.

While changes in the broader sector weights have been modest, there are some notable over- and underweights in the underlying sub-sectors. The Portfolio’s biggest underweight continued to be in biotechnology, given reduced risk appetite and still-elevated valuations relative to history. Conversely, health care services and devices are notable overweights, driven by strong fundamentals and favorable earnings revisions. Technology, specifically software, remained overweight at the end of 2015 as enterprise continued to seek cost savings opportunities and tools that can enhance their business. Within financials, the overweight position in banks is the highest it has been in quite some time, supported by a more favorable rate backdrop and improved environment for loan growth. At the other end of the spectrum, consumer-facing subsectors remained notably underweight as heightened competitive pressures challenge many retailers. Industrials also remain underweight, as many of these companies are exposed to sluggish international demand and weak commodity prices.

1

SMALL CAP GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The unmanaged Russell 2000® Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of 2,000 small-cap growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2015 (unaudited)	1 Year	5 Years*	10 Years*
Small Cap Growth Portfolio Class A†	-1.25%	11.16%	8.52%
Small Cap Growth Portfolio Class B†	-1.53%	10.87%	8.25%
Russell 2000 Growth Index	-1.38%	10.67%	7.95%

*    Average annual returns.

†   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2015, by 0.02%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.11% and 1.34% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

SMALL CAP GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/05 – 12/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Small Cap Growth Portfolio Class A shares (from 12/31/05 to 12/31/15) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

SMALL CAP GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$896.80	$7.12	1.49%
Hypothetical (5% annual return before expenses)	$1,000	$1,017.69	$7.58	1.49%

Class B
Actual	$1,000	$895.60	$8.27	1.73%
Hypothetical (5% annual return before expenses)	$1,000	$1,016.48	$8.79	1.73%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Pool Corp.	$845,524	1.9%
Bright Horizons Family Solutions, Inc.	799,930	1.8
HubSpot, Inc.	765,253	1.7
Guidewire Software, Inc.	759,279	1.7
PolyOne Corp.	741,342	1.7
Hexcel Corp.	736,418	1.6
Diamond Resorts International, Inc.	735,963	1.6
Lithia Motors, Inc.—Class A	704,022	1.6
Dycom Industries, Inc.	700,510	1.6
Carlisle Cos., Inc.	692,225	1.5

	$7,480,466	16.7%

SECTOR BREAKDOWN†

December 31, 2015 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$12,453,829	27.7%
Health Care	11,746,915	26.2
Consumer Discretionary	8,111,528	18.1
Industrials	6,231,727	13.9
Financials	3,140,526	7.0
Materials	1,222,680	2.7
Energy	990,590	2.2
Consumer Staples	657,158	1.5
Short-Term Investments	340,789	0.7

Total Investments	$44,895,742	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

AB SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2015	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.2%

INFORMATION TECHNOLOGY–27.7%
COMMUNICATIONS EQUIPMENT–1.4%
Ciena Corp.(a)	29,790	$616,355

INTERNET SOFTWARE & SERVICES–2.9%
Cimpress NV(a)(b)	5,896	478,401
CoStar Group, Inc.(a)	3,270	675,876
Pandora Media, Inc.(a)	13,216	177,227

		1,331,504

IT SERVICES–1.9%
Heartland Payment Systems, Inc.	6,380	604,952
VeriFone Systems, Inc.(a)	9,008	252,404

		857,356

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.1%
Cavium, Inc.(a)	8,714	572,597
Mellanox Technologies Ltd.(a)	4,803	202,398
Monolithic Power Systems, Inc.	7,941	505,921
Silicon Laboratories, Inc.(a)	9,414	456,956
Synaptics, Inc.(a)	6,778	544,544

		2,282,416

SOFTWARE–16.4%
Aspen Technology, Inc.(a)	11,653	440,017
Atlassian Corp. PLC(a)	11,055	332,534
Blackbaud, Inc.	8,488	559,020
Guidewire Software, Inc.(a)	12,621	759,279
HubSpot, Inc.(a)	13,590	765,253
Infoblox, Inc.(a)	8,226	151,276
Paylocity Holding Corp.(a)	12,068	489,358
Proofpoint, Inc.(a)	8,220	534,382
Qlik Technologies, Inc.(a)	17,820	564,181
RingCentral, Inc.–Class A(a)	17,032	401,615
SolarWinds, Inc.(a)	3,925	231,183
SS&C Technologies Holdings, Inc.	7,119	486,014
Tableau Software, Inc.–Class A(a)	4,740	446,603
Take-Two Interactive Software, Inc.(a)	17,962	625,796
Ultimate Software Group, Inc. (The)(a)	2,965	579,687

		7,366,198

		12,453,829

HEALTH CARE–26.1%
BIOTECHNOLOGY–9.3%
ACADIA Pharmaceuticals, Inc.(a)	8,350	297,677
Aimmune Therapeutics, Inc.(a)(b)	9,023	166,474
Alder Biopharmaceuticals, Inc.(a)	7,653	252,778
Amicus Therapeutics, Inc.(a)(b)	24,910	241,627
Anacor Pharmaceuticals, Inc.(a)	4,180	472,215
Chiasma, Inc.(a)	7,466	146,110
DBV Technologies SA (Sponsored ADR)(a)	4,315	156,678

Heron Therapeutics, Inc.(a)(b)	7,250	$193,575
Otonomy, Inc.(a)	7,336	203,574
Prothena Corp. PLC(a)(b)	4,060	276,527
PTC Therapeutics, Inc.(a)(b)	7,017	227,351
Radius Health, Inc.(a)	3,980	244,929
Sage Therapeutics, Inc.(a)	4,656	271,445
Seres Therapeutics, Inc.(a)(b)	5,010	175,801
TESARO, Inc.(a)	5,150	269,448
Ultragenyx Pharmaceutical, Inc.(a)	3,883	435,595
Xencor, Inc.(a)	12,212	178,539

		4,210,343

HEALTH CARE EQUIPMENT & SUPPLIES–7.1%
Align Technology, Inc.(a)	8,491	559,132
DexCom, Inc.(a)	6,121	501,310
Glaukos Corp.(a)(b)	8,370	206,655
K2M Group Holdings, Inc.(a)	25,343	500,271
Neovasc, Inc.(a)	30,541	137,435
Nevro Corp.(a)	9,529	643,303
Penumbra, Inc.(a)	3,358	180,694
Sirona Dental Systems, Inc.(a)	4,155	455,263

		3,184,063

HEALTH CARE PROVIDERS & SERVICES–5.6%
Acadia Healthcare Co., Inc.(a)	8,024	501,179
Amsurg Corp.(a)	6,700	509,200
Diplomat Pharmacy, Inc.(a)(b)	14,617	500,194
Premier, Inc.–Class A(a)	13,456	474,593
Team Health Holdings, Inc.(a)	12,309	540,242

		2,525,408

LIFE SCIENCES TOOLS & SERVICES–1.3%
ICON PLC(a)	7,472	580,574

PHARMACEUTICALS–2.8%
Aerie Pharmaceuticals, Inc.(a)	6,850	166,798
Akorn, Inc.(a)	12,827	478,575
Aratana Therapeutics, Inc.(a)	15,489	86,429
Flamel Technologies SA (Sponsored ADR)(a)(b)	10,700	130,647
GW Pharmaceuticals PLC (ADR)(a)(b)	2,138	148,463
Medicines Co. (The)(a)(b)	6,310	235,615

		1,246,527

		11,746,915

CONSUMER DISCRETIONARY–18.1%
DISTRIBUTORS–1.9%
Pool Corp.	10,467	845,524

DIVERSIFIED CONSUMER SERVICES–3.2%
2U, Inc.(a)(b)	22,029	616,371
Bright Horizons Family Solutions, Inc.(a)	11,975	799,930

		1,416,301

6

AB Variable Products Series Fund

Company	Shares		U.S. $ Value

HOTELS, RESTAURANTS & LEISURE–5.6%
Buffalo Wild Wings, Inc.(a)	3,112		$496,831
Dave & Buster’s Entertainment, Inc.(a)	12,467		520,373
Diamond Resorts International, Inc.(a)(b)	28,850		735,963
Planet Fitness, Inc.(a)(b)	29,618		462,929
Zoe’s Kitchen, Inc.(a)(b)	11,175		312,676

			2,528,772

HOUSEHOLD DURABLES–1.4%
Tempur Sealy International, Inc.(a)	9,147		644,498

INTERNET & CATALOG RETAIL–0.0%
Expedia, Inc.	0	*	15

MEDIA–1.3%
National CineMedia, Inc.	37,740		592,895

MULTILINE RETAIL–0.9%
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	23,162		393,986

SPECIALTY RETAIL–3.8%
Five Below, Inc.(a)(b)	17,985		577,319
Lithia Motors, Inc.–Class A	6,600		704,022
Tile Shop Holdings, Inc.(a)	24,890		408,196

			1,689,537

			8,111,528

INDUSTRIALS–13.9%
AEROSPACE & DEFENSE–1.6%
Hexcel Corp.	15,854		736,418

CONSTRUCTION & ENGINEERING–1.6%
Dycom Industries, Inc.(a)	10,013		700,510

INDUSTRIAL CONGLOMERATES–1.5%
Carlisle Cos., Inc.	7,805		692,225

MACHINERY–4.9%
IDEX Corp.	8,803		674,398
Lincoln Electric Holdings, Inc.	8,929		463,326
Middleby Corp. (The)(a)	4,176		450,465
RBC Bearings, Inc.(a)	6,391		412,795
Valmont Industries, Inc.	1,651		175,039

			2,176,023

MARINE–1.3%
Kirby Corp.(a)	11,198		589,239

ROAD & RAIL–1.1%
Genesee & Wyoming, Inc.–Class A(a)	9,504		510,270

TRADING COMPANIES & DISTRIBUTORS–1.9%
H&E Equipment Services, Inc.	28,884		504,892

United Rentals, Inc.(a)	4,441		$322,150

			827,042

			6,231,727

FINANCIALS–7.0%
BANKS–5.3%
IBERIABANK Corp.	4,842		266,649
PrivateBancorp, Inc.	10,813		443,549
Signature Bank/New York NY(a)	3,898		597,836
SVB Financial Group(a)	4,671		555,382
Western Alliance Bancorp(a)	14,702		527,214

			2,390,630

CAPITAL MARKETS–1.7%
Houlihan Lokey, Inc.	13,440		352,263
Stifel Financial Corp.(a)	9,387		397,633

			749,896

			3,140,526

MATERIALS–2.7%
CHEMICALS–1.6%
PolyOne Corp.	23,342		741,342

CONSTRUCTION MATERIALS–1.1%
Summit Materials, Inc.–Class A(a)	24,019		481,338

			1,222,680

ENERGY–2.2%
ENERGY EQUIPMENT & SERVICES–1.4%
Dril-Quip, Inc.(a)	5,547		328,549
Oil States International, Inc.(a)	11,791		321,305

			649,854

OIL, GAS & CONSUMABLE FUELS–0.8%
Matador Resources Co.(a)	17,235		340,736

			990,590

CONSUMER STAPLES–1.5%
FOOD & STAPLES RETAILING–0.9%
Chefs’ Warehouse, Inc. (The)(a)(b)	23,072		384,841

FOOD PRODUCTS–0.6%
Freshpet, Inc.(a)(b)	32,075		272,317

			657,158

Total Common Stocks (cost $41,863,562)			44,554,953

7

AB SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.8%
TIME DEPOSIT–0.8%
State Street Time Deposit 0.01%, 1/04/16 (cost $340,789)	$341	$340,789

	Shares
Total Investments Before Security Lending Collateral for Securities Loaned–100.0% (cost $42,204,351)		44,895,742

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–13.6%
INVESTMENT COMPANIES–13.6%
AB Exchange Reserves–Class I, 0.24%(c)(d) (cost $6,122,646)	6,122,646	$6,122,646

TOTAL INVESTMENTS–113.6% (cost $48,326,997)		51,018,388
Other assets less liabilities–(13.6)%		(6,127,930)

NET ASSETS–100.0%		$44,890,458

*	Share amount less than 0.50.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2015	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $42,204,351)	$44,895,742	(a)
Affiliated issuers (cost $6,122,646—investment of cash collateral for securities loaned)	6,122,646
Receivable for investment securities sold	183,822
Dividends and interest receivable	17,202
Receivable for capital stock sold	1,936

Total assets	51,221,348

LIABILITIES
Payable for collateral received on securities loaned	6,122,646
Payable for investment securities purchased	56,472
Advisory fee payable	29,061
Payable for capital stock redeemed	20,091
Administrative fee payable	12,020
Distribution fee payable	4,287
Transfer Agent fee payable	99
Accrued expenses	86,214

Total liabilities	6,330,890

NET ASSETS	$44,890,458

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,664
Additional paid-in capital	30,730,226
Accumulated net investment loss	(871)
Accumulated net realized gain on investment transactions	11,467,048
Net unrealized appreciation on investments	2,691,391

	$44,890,458

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$25,032,911	1,446,328	$17.31
B	$19,857,547	1,217,948	$16.30

(a)	Includes securities on loan with a value of $5,922,631 (see Note E).

See notes to financial statements.

9

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2015	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$119,955
Affiliated issuers	4,575
Interest	87
Securities lending income	124,882

249,499

EXPENSES
Advisory fee (see Note B)	480,909
Distribution fee—Class B	91,109
Transfer agency—Class A	1,932
Transfer agency—Class B	2,682
Custodian	121,505
Administrative	50,834
Printing	50,161
Audit and tax	47,307
Legal	29,461
Directors’ fees	21,157
Miscellaneous	7,056

Total expenses	904,113

Net investment loss	(654,614)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	12,572,660
Net change in unrealized appreciation/depreciation of investments	(9,669,123)

Net gain on investment transactions	2,903,537

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,248,923

See notes to financial statements.

10

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(654,614)	$(631,215)
Net realized gain on investment transactions	12,572,660	9,013,711
Net change in unrealized appreciation/depreciation of investments	(9,669,123)	(9,940,125)

Net increase (decrease) in net assets from operations	2,248,923	(1,557,629)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investment transactions
Class A	(4,652,679)	(2,611,292)
Class B	(4,645,523)	(6,233,643)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(35,877,934)	26,582,247

Total increase (decrease)	(42,927,213)	16,179,683
NET ASSETS
Beginning of period	87,817,671	71,637,988

End of period (including accumulated net investment loss of ($871) and $0, respectively)	$44,890,458	$87,817,671

See notes to financial statements.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2015	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Small Cap Growth Portfolio. Prior to May 1, 2015, the Fund was known as AllianceBernstein Variable Products Series Fund, Inc. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

Effective February 1, 2013, the Portfolio was closed to new investments except that Contractholders of variable products with investment options that included the Portfolio as of January 31, 2013, may continue to purchase shares of the Portfolio in accordance with the procedures for the purchase of shares in the prospectus of the separate account in which they invest, including through reinvestment of dividends and capital gains distributions. Effective August 10, 2015, the Portfolio reopened to new investors.

The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are

12

AB Variable Products Series Fund

valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$44,554,953		$–0	–	$–0	–	$44,554,953
Short-Term Investments	–0	–	340,789		–0	–	340,789
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,122,646		–0	–	–0	–	6,122,646

Total Investments in Securities	50,677,599		340,789		–0	–	51,018,388
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$50,677,599		$340,789		$–0	–	$51,018,388

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

14

AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2015, the reimbursement for such services amounted to $50,834.

Brokerage commissions paid on investment transactions for the year ended December 31, 2015 amounted to $88,397, of which $11 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,262 for the year ended December 31, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$45,059,608		$89,470,808
U.S. government securities	–0	–	–0	–

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$49,226,775

Gross unrealized appreciation	5,915,887
Gross unrealized depreciation	(4,124,274)

Net unrealized appreciation	$1,791,613

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2015, the Portfolio had securities on loan with a value of $5,922,631 and had received cash collateral which has been invested into AB Exchange Reserves of $6,122,646. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $124,882 and $4,575 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)
$8,367	$51,660	$53,904	$6,123

16

AB Variable Products Series Fund

NOTE F : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Class A
Shares sold	109,537	93,536	$2,314,166	$2,149,104
Shares issued in reinvestment of distributions	250,009	125,906	4,652,679	2,611,292
Shares redeemed	(251,352)	(308,990)	(5,082,439)	(6,924,093)

Net increase (decrease)	108,194	(89,548)	$1,884,406	$(2,163,697)

Class B
Shares sold	89,296	1,685,097	$1,771,592	$37,054,999
Shares issued in reinvestment of distributions	264,702	314,831	4,645,523	6,233,643
Shares redeemed	(2,124,812)	(702,851)	(44,179,455)	(14,542,698)

Net increase (decrease)	(1,770,814)	1,297,077	$(37,762,340)	$28,745,944

NOTE G: Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Net long-term capital gains	$9,298,202	$8,844,935

Total taxable distributions paid	$9,298,202	$8,844,935

17

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net capital gain	$12,365,956
Unrealized appreciation/(depreciation)	1,791,613	(a)

Total accumulated earnings/(deficit)	$14,157,569

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2015, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss and the tax treatment of passive foreign investment companies (PFICs) resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$20.97	$23.47	$18.96	$17.09	$16.36

Income From Investment Operations
Net investment loss (a)	(.19)	(.15)	(.21)	(.12)	(.15)
Net realized and unrealized gain (loss) on investment transactions	.18	(.30)	8.30	2.69	.88

Net increase (decrease) in net asset value from operations	(.01)	(.45)	8.09	2.57	.73

Less: Distributions
Distributions from net realized gain on investment transactions	(3.65)	(2.05)	(3.58)	(.70)	–0	–

Net asset value, end of period	$17.31	$20.97	$23.47	$18.96	$17.09

Total Return
Total investment return based on net asset value (b)	(1.25)%*	(1.81)%*	45.66%*	15.02%	4.46	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,033	$28,055	$33,510	$27,479	$29,369
Ratio to average net assets of:
Expenses	1.31%	1.11%	1.17%	1.18%	1.18%
Net investment loss	(.92)%	(.67)%	(.96)%	(.64)%	(.85)%
Portfolio turnover rate	72%	84%	81%	105%	92%

See footnote summary on page 20.

19

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$20.00	$22.54	$18.36	$16.61	$15.94

Income From Investment Operations
Net investment loss (a)	(.22)	(.19)	(.25)	(.16)	(.19)
Net realized and unrealized gain (loss) on investment transactions	.17	(.30)	8.01	2.61	.86

Net increase (decrease) in net asset value from operations	(.05)	(.49)	7.76	2.45	.67

Less: Distributions
Distributions from net realized gain on investment transactions	(3.65)	(2.05)	(3.58)	(.70)	–0	–

Net asset value, end of period	$16.30	$20.00	$22.54	$18.36	$16.61

Total Return
Total investment return based on net asset value (b)	(1.53)%*	(2.08)%*	45.33%*	14.73%	4.20	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,857	$59,763	$38,128	$26,450	$29,665
Ratio to average net assets of:
Expenses	1.48%	1.34%	1.43%	1.43%	1.43%
Net investment loss	(1.10)%	(.89)%	(1.21)%	(.89)%	(1.11)%
Portfolio turnover rate	72%	84%	81%	105%	92%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2011 by 0.02%, 0.01%, 0.23% and 0.09%, respectively.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Small Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Small Cap Growth Portfolio (the “Fund”) (formerly AllianceBernstein Small Cap Growth Portfolio), one of the series constituting AB Variable Products Series Fund, Inc. (formerly AllianceBernstein Variable Products Series Fund, Inc.), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Small Cap Growth Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2016

21

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Bruce K. Aronow(2), Vice President

N. Kumar Kirpalani(2), Vice President

Samantha S. Lau(2), Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng, members of the Adviser’s Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Portfolio’s portfolio.

22

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	110	None

23

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (1990)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

25

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

N. Kumar Kirpalani 62	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Samantha S. Lau 43	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2011.

Wen-Tse Tseng 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www. abglobal.com, for a free prospectus or SAI.

26

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/15 ($ MIL)
Small Cap Growth Portfolio	Growth	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$88.7

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

27

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $48,434 (0.062% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Small Cap Growth Portfolio	Class A 1.11%	December 31
Class B 1.34%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

Portfolio	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$88.7	U.S. Small Cap Growth Schedule 1.00% on first $50m 0.85% on the next $50m 0.75% on the balance Minimum account size $25m	0.935%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

28

AB Variable Products Series Fund

The Adviser also manages AB Cap Fund, Inc.—Small Cap Growth Portfolio (“Cap Fund, Inc.—Small Cap Growth Portfolio”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Cap Fund, Inc.—Small Cap Growth Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small-Cap Growth Portfolio[7]	Cap Fund, Inc.—Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2015 net assets.

Portfolio	Sub-Advised Fund	Fee Schedule	Effective Sub-Adv. Fee	Portfolio Adv. Fee
Small Cap Growth Portfolio	Client #1[8],[9]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

	Client #2	0.55% of average daily net assets	0.550%	0.750%

	Client #3	0.65% on 1st $25 million 0.60% on next $75 million 0.55% on the balance	0.614%	0.750%

	Client #4	0.45% of average daily net assets	0.450%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The advisory fee of AB Cap Fund, Inc.—Small Cap Growth Portfolio is based on the mutual fund’s net assets at the end of each quarter and is paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fee is based on the Portfolio’s average daily net assets and is paid on a monthly basis.

8	The client is an affiliate of the Adviser.

9	Assets are aggregated with other client portfolios for purposes of calculating the investment advisory fee.

29

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11,12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Small Cap Growth Portfolio	0.750	0.880	1/15

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.14

Portfolio	Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Small Cap Growth Portfolio	1.108	0.967	15/15	0.952	35/36

Based on this analysis, the Portfolio has a more favorable ranking on contractual management fee basis than they do on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014, relative to 2013.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

30

AB Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2014, ABI received $120,835 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $234,931 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the

16	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a fee of $18,000 in 2014.

31

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio 20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2015.22

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Small Cap Growth Portfolio
1 year	–4.00	5.69	6.13	15/15	41/41
3 year	15.03	17.05	16.84	11/14	27/40
5 year	19.72	17.50	17.52	2/13	5/34
10 year	10.02	9.61	9.61	4/9	11/29

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

32

AB Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)		3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
							Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	–	4.00	15.03	19.72	10.02	6.84	21.06	0.49	10
Russell 2000 Growth Index		7.37	17.83	17.96	9.40	7.02	19.29	0.52	10
Inception Date: August 5, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

33

VPS-SCG-0151-1215

DEC    12.31.15

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	SMALL/MID CAP VALUE PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2016

The following is an update of AB Variable Products Series Fund—Small/Mid Cap Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2015. Effective May 1, 2015, the AllianceBernstein Variable Products Series Fund’s name changed to AB Variable Products Series Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. Because the Portfolio’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Portfolio invests in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Portfolio’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities issued by non-US companies.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the one-, five- and 10-year periods ended December 31, 2015.

Class A shares of the Portfolio fell in absolute terms and performed in line with the benchmark, the Russell 2500 Value Index, while Class B shares underperformed the benchmark, for the annual period. Relative performance was aided by strong security selection in the financial and technology sectors as well as an underweight position in energy. Stock selection in the consumer-discretionary and industrials sectors as well as an underweight position in financials detracted from performance.

While individual contributors were diverse by sector, a number of holdings benefited from company-specific catalysts, such as strong earnings or mergers and acquisitions during the year. Detractors for the period were concentrated in consumer discretionary, industrials and energy, sectors that are more economically sensitive and cyclical.

The Portfolio did not use derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Throughout 2015, investors grappled with conflicting market forces including concerns about China’s growth, the falling price of oil and other commodities and continued monetary easing in Europe and Japan. Equity markets recovered modestly in the fourth quarter but still ended the year in negative territory. Volatility eased somewhat after a sharp third-quarter correction and investors were cautiously optimistic about the US economy’s modest growth. In December, initial relief over the US Federal Reserve’s long-anticipated move gave way to concern over the pace of future interest rate hikes. Interest rates are still extremely low in historical perspective, and the recovery remains moderate, with US gross domestic product growth averaging 2.2% through the first three quarters of 2015.

In the current economic climate the Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it believes are undervalued companies with solid fundamentals, without sacrificing the Portfolio’s deep value discipline. The Portfolio’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company level catalysts.

1

SMALL/MID CAP VALUE PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500® Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the US. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2015 (unaudited)	1 Year	5 Years*	10 Years*
Small/Mid Cap Value Portfolio Class A	-5.49%	9.16%	7.74%
Small/Mid Cap Value Portfolio Class B	-5.69%	8.89%	7.49%
Russell 2500 Value Index	-5.49%	9.23%	6.51%
Russell 2500 Index	-2.90%	10.32%	7.56%
* Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.82% and 1.07% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

SMALL/MID CAP VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/05 – 12/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Small/Mid Cap Value Portfolio Class A shares (from 12/31/05 to 12/31/15) as compared to the performance of the Portfolio’s benchmark, the Russell 2500 Value Index, and the broad small/mid-cap universe, as represented by the Russell 2500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

SMALL/MID CAP VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$926.20	$3.93	0.81%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.12	$4.13	0.81%

Class B
Actual	$1,000	$925.20	$5.14	1.06%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.86	$5.40	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Fairchild Semiconductor International, Inc.	$9,638,848	1.7%
StanCorp Financial Group, Inc.	9,274,387	1.6
Ingredion, Inc.	9,030,045	1.6
Granite Construction, Inc.	8,977,201	1.6
AECOM	8,954,195	1.6
PNM Resources, Inc.	8,942,642	1.5
Gramercy Property Trust	8,898,336	1.5
Huntington Bancshares, Inc./OH	8,894,563	1.5
Aspen Insurance Holdings Ltd.	8,836,485	1.5
Validus Holdings Ltd.	8,772,973	1.5

	$90,219,675	15.6%

SECTOR BREAKDOWN†

December 31, 2015 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$171,794,224	29.7%
Information Technology	106,503,900	18.4
Consumer Discretionary	105,331,382	18.2
Industrials	77,422,151	13.4
Materials	25,674,396	4.4
Energy	24,834,336	4.3
Utilities	24,217,705	4.2
Health Care	18,220,884	3.2
Consumer Staples	13,195,094	2.3
Short-Term Investments	10,708,953	1.9

Total Investments	$577,903,025	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2015	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.1%

FINANCIALS–29.7%
BANKS–10.0%
Associated Banc-Corp.	241,060	$4,519,875
Comerica, Inc.	193,510	8,094,523
First Niagara Financial Group, Inc.	498,250	5,406,013
Fulton Financial Corp.	450,590	5,862,176
Huntington Bancshares, Inc./OH	804,210	8,894,563
Synovus Financial Corp.	182,440	5,907,407
Texas Capital Bancshares, Inc.(a)	99,470	4,915,807
Webster Financial Corp.	165,079	6,139,288
Zions Bancorporation	299,900	8,187,270

		57,926,922

CAPITAL MARKETS–1.1%
E*TRADE Financial Corp.(a)	212,000	6,283,680

CONSUMER FINANCE–0.7%
SLM Corp.(a)	589,480	3,843,409

INSURANCE–10.0%
American Financial Group, Inc./OH	104,510	7,533,081
Aspen Insurance Holdings Ltd.	182,950	8,836,485
CNO Financial Group, Inc.	456,930	8,722,794
First American Financial Corp.	218,140	7,831,226
Hanover Insurance Group, Inc. (The)	88,790	7,222,179
StanCorp Financial Group, Inc.	81,440	9,274,387
Validus Holdings Ltd.	189,522	8,772,973

		58,193,125

REAL ESTATE INVESTMENT TRUSTS (REITs)–5.8%
DDR Corp.	321,430	5,412,881
Gramercy Property Trust	1,152,634	8,898,336
LTC Properties, Inc.	169,450	7,310,073
Mid-America Apartment Communities, Inc.	68,730	6,241,371
RLJ Lodging Trust	217,840	4,711,879
STAG Industrial, Inc.	46,110	850,730

		33,425,270

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.0%
Realogy Holdings Corp.(a)	155,870	5,715,753

THRIFTS & MORTGAGE FINANCE–1.1%
Essent Group Ltd.(a)	292,648	6,406,065

		171,794,224

INFORMATION TECHNOLOGY–18.4%
COMMUNICATIONS EQUIPMENT–2.4%
Finisar Corp.(a)	533,500	7,757,090
Polycom, Inc.(a)	511,130	6,435,127

		14,192,217

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–6.5%
Avnet, Inc.	173,390	7,428,028
CDW Corp./DE	181,260	7,620,170
Celestica, Inc.(a)	300,000	3,309,000
Keysight Technologies, Inc.(a)	264,480	7,492,718
TTM Technologies, Inc.(a)	545,699	3,552,500
Vishay Intertechnology, Inc.	686,450	8,271,723

		37,674,139

IT SERVICES–3.2%
Amdocs Ltd.	125,380	6,841,987
Booz Allen Hamilton Holding Corp.	255,720	7,888,962
Genpact Ltd.(a)	150,430	3,757,741

		18,488,690

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.1%
Advanced Micro Devices, Inc.(a)(b)	751,960	2,158,125
Cypress Semiconductor Corp.(a)(b)	691,160	6,780,280
Fairchild Semiconductor International, Inc.(a)	465,420	9,638,848
Lam Research Corp.	61,440	4,879,565

		23,456,818

SOFTWARE–0.8%
Verint Systems, Inc.(a)	112,500	4,563,000

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.4%
NCR Corp.(a)	332,340	8,129,036

		106,503,900

CONSUMER DISCRETIONARY–18.2%
AUTO COMPONENTS–3.3%
Dana Holding Corp.	469,070	6,473,166
Lear Corp.	60,430	7,422,617
Tenneco, Inc.(a)	109,820	5,041,836

		18,937,619

HOTELS, RESTAURANTS & LEISURE–1.3%
Bloomin’ Brands, Inc.	462,999	7,820,053

HOUSEHOLD DURABLES–3.4%
Helen of Troy Ltd.(a)	61,000	5,749,250
Meritage Homes Corp.(a)	174,900	5,944,851
PulteGroup, Inc.	461,780	8,228,920

		19,923,021

INTERNET & CATALOG RETAIL–0.8%
Shutterfly, Inc.(a)	103,440	4,609,286

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MEDIA–1.6%
Cable One, Inc.	10,477	$4,543,456
Scholastic Corp.	115,460	4,452,137

		8,995,593

MULTILINE RETAIL–1.2%
Big Lots, Inc.	176,600	6,806,164

SPECIALTY RETAIL–5.6%
Caleres, Inc.	161,010	4,318,288
Children’s Place, Inc. (The)	140,369	7,748,369
GameStop Corp.–Class A(b)	115,640	3,242,546
Michaels Cos., Inc. (The)(a)	252,400	5,580,564
Murphy USA, Inc.(a)	99,276	6,030,024
Office Depot, Inc.(a)	958,120	5,403,797

		32,323,588

TEXTILES, APPAREL & LUXURY GOODS–1.0%
Crocs, Inc.(a)	577,740	5,916,058

		105,331,382

INDUSTRIALS–13.4%
AEROSPACE & DEFENSE–1.0%
Spirit AeroSystems Holdings, Inc.–Class A(a)	115,370	5,776,576

CONSTRUCTION & ENGINEERING–5.4%
AECOM(a)	298,175	8,954,195
EMCOR Group, Inc.	155,910	7,489,917
Granite Construction, Inc.	209,210	8,977,201
Quanta Services, Inc.(a)	279,400	5,657,850

		31,079,163

ELECTRICAL EQUIPMENT–1.3%
Regal Beloit Corp.	123,410	7,221,953

MACHINERY–2.4%
ITT Corp.	200,350	7,276,712
Oshkosh Corp.(b)	175,390	6,847,226

		14,123,938

ROAD & RAIL–1.1%
Ryder System, Inc.	112,600	6,399,058

TRADING COMPANIES & DISTRIBUTORS–2.2%
MRC Global, Inc.(a)	610,950	7,881,255
WESCO International, Inc.(a)(b)	113,100	4,940,208

		12,821,463

		77,422,151

MATERIALS–4.4%
CHEMICALS–1.9%
A. Schulman, Inc.	190,870	5,848,257
Huntsman Corp.	465,780	5,295,918

		11,144,175

CONTAINERS & PACKAGING–1.7%
Avery Dennison Corp.	84,670	5,305,422
Graphic Packaging Holding Co.	346,490	4,445,467

		9,750,889

METALS & MINING–0.8%
Steel Dynamics, Inc.	267,450	4,779,332

		25,674,396

ENERGY–4.3%
ENERGY EQUIPMENT & SERVICES–1.0%
RPC, Inc.(b)	472,520	5,646,614

OIL, GAS & CONSUMABLE FUELS–3.3%
Murphy Oil Corp.(b)	312,030	7,005,074
QEP Resources, Inc.	552,720	7,406,448
SM Energy Co.(b)	242,940	4,776,200

		19,187,722

		24,834,336

UTILITIES–4.2%
ELECTRIC UTILITIES–2.9%
PNM Resources, Inc.	292,530	8,942,642
Westar Energy, Inc.	184,525	7,825,705

		16,768,347

GAS UTILITIES–1.3%
Southwest Gas Corp.	135,050	7,449,358

		24,217,705

HEALTH CARE–3.2%
HEALTH CARE PROVIDERS & SERVICES–3.2%
LifePoint Health, Inc.(a)	102,245	7,504,783
Molina Healthcare, Inc.(a)	70,350	4,230,146
WellCare Health Plans, Inc.(a)	82,930	6,485,955

		18,220,884

CONSUMER STAPLES–2.3%
FOOD PRODUCTS–2.3%
Dean Foods Co.	242,860	4,165,049
Ingredion, Inc.	94,220	9,030,045

		13,195,094

Total Common Stocks (cost $525,052,792)		567,194,072

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.8%
TIME DEPOSIT–1.8%
State Street Time Deposit 0.01%, 1/04/16 (cost $10,708,953)	$10,709	10,708,953

7

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral for Securities Loaned–99.9% (cost $535,761,745)		$577,903,025

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–5.2%
INVESTMENT COMPANIES–5.2%
AB Exchange Reserves–Class I, 0.24%(c)(d) (cost $29,809,514)	29,809,514	29,809,514

TOTAL INVESTMENTS–105.1% (cost $565,571,259)		607,712,539
Other assets less liabilities–(5.1)%		(29,449,731)

NET ASSETS–100.0%		$578,262,808

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2015	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $535,761,745)	$577,903,025	(a)
Affiliated issuers (cost $29,809,514—investment of cash collateral for securities loaned)	29,809,514
Dividends and interest receivable	700,567
Receivable for investment securities sold	661,166
Receivable for capital stock sold	401,887

Total assets	609,476,159

LIABILITIES
Payable for collateral received on securities loaned	29,809,514
Payable for capital stock redeemed	809,047
Advisory fee payable	374,277
Distribution fee payable	83,464
Administrative fee payable	12,020
Transfer Agent fee payable	99
Accrued expenses	124,930

Total liabilities	31,213,351

NET ASSETS	$578,262,808

COMPOSITION OF NET ASSETS
Capital stock, at par	$33,631
Additional paid-in capital	499,929,280
Undistributed net investment income	2,715,728
Accumulated net realized gain on investment transactions	33,442,889
Net unrealized appreciation on investments	42,141,280

	$578,262,808

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$191,387,442	11,068,688	$17.29
B	$386,875,366	22,562,576	$17.15

(a)	Includes securities on loan with a value of $29,237,222 (see Note E).

See notes to financial statements.

9

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2015	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$8,275,077
Affiliated issuers	18,060
Interest	1,347
Securities lending income	404,515

8,698,999

EXPENSES
Advisory fee (see Note B)	4,753,253
Distribution fee—Class B	1,065,897
Transfer agency—Class A	2,368
Transfer agency—Class B	4,876
Custodian	136,535
Printing	89,332
Administrative	50,834
Legal	50,652
Audit and tax	39,638
Directors’ fees	21,157
Miscellaneous	19,007

Total expenses	6,233,549

Net investment income	2,465,450

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	35,036,368
Net change in unrealized appreciation/depreciation of investments	(72,068,219)

Net loss on investment transactions	(37,031,851)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(34,566,401)

See notes to financial statements.

10

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,465,450	$3,813,704
Net realized gain on investment transactions	35,036,368	101,341,097
Net change in unrealized appreciation/depreciation of investments	(72,068,219)	(47,350,031)

Net increase (decrease) in net assets from operations	(34,566,401)	57,804,770
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,618,764)	(1,452,999)
Class B	(2,200,891)	(2,092,707)
Net realized gain on investment transactions
Class A	(32,902,934)	(23,966,237)
Class B	(67,713,766)	(51,622,589)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	58,207,721	(9,435,791)

Total decrease	(80,795,035)	(30,765,553)
NET ASSETS
Beginning of period	659,057,843	689,823,396

End of period (including undistributed net investment income of $2,715,728 and $4,069,933, respectively)	$578,262,808	$659,057,843

See notes to financial statements.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2015	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Small/Mid Cap Value Portfolio. Prior to May 1, 2015, the Fund was known as AllianceBernstein Variable Products Series Fund, Inc. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

12

AB Variable Products Series Fund

markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$567,194,072		$–0	–	$–0	–	$567,194,072
Short-Term Investments	–0	–	10,708,953		–0	–	10,708,953
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	29,809,514		–0	–	–0	–	29,809,514

Total Investments in Securities	597,003,586		10,708,953		–0	–	607,712,539
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$597,003,586		$10,708,953		$–0	–	$607,712,539

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

14

AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2015, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2015, the reimbursement for such services amounted to $50,834.

Brokerage commissions paid on investment transactions for the year ended December 31, 2015 amounted to $656,741, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,262 for the year ended December 31, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

15

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$257,008,757		$299,882,579
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$566,955,483

Gross unrealized appreciation	$91,923,915
Gross unrealized depreciation	(51,166,859)

Net unrealized appreciation	$40,757,056

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2015, the Portfolio had securities on loan with a value of $29,237,222 and had received cash collateral which has been invested into AB Exchange Reserves of $29,809,514. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $404,515 and $18,060 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return

16

AB Variable Products Series Fund

the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)
$9,099	$169,067	$148,356	$29,810

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Class A
Shares sold	1,054,614	1,246,289	$21,464,138	$28,041,665
Shares issued in reinvestment of dividends and distributions	1,883,344	1,203,562	34,521,698	25,419,235
Shares redeemed	(1,512,726)	(2,294,010)	(30,568,014)	(53,028,466)

Net increase	1,425,232	155,841	$25,417,822	$432,434

Class B
Shares sold	1,448,952	1,725,536	$28,947,051	$38,451,925
Shares issued in reinvestment of dividends and distributions	3,843,577	2,559,090	69,914,657	53,715,296
Shares redeemed	(3,259,605)	(4,538,703)	(66,071,809)	(102,035,446)

Net increase (decrease)	2,032,924	(254,077)	$32,789,899	$(9,868,225)

NOTE G: Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and

17

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2015.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$9,743,708	$14,929,994
Net long-term capital gains	94,692,647	64,204,538

Total taxable distributions	$104,436,355	$79,134,532

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,679,130
Undistributed net capital gain	33,863,712
Unrealized appreciation/(depreciation)	40,757,056	(a)

Total accumulated earnings/(deficit)	$78,299,898

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2015, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized gain on investment transactions, or additional paid-in capital.

NOTE J: New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.95	$22.89	$17.67	$15.46	$16.95

Income From Investment Operations
Net investment income (a)	.11	.17	.16	.13	.09
Net realized and unrealized gain (loss) on investment transactions	(1.11)	1.82	6.41	2.72	(1.50)

Net increase (decrease) in net asset value from operations	(1.00)	1.99	6.57	2.85	(1.41)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.17)	(.13)	(.10)	(.08)
Distributions from net realized gain on investment transactions	(3.49)	(2.76)	(1.22)	(.54)	–0	–

Total dividends and distributions	(3.66)	(2.93)	(1.35)	(.64)	(.08)

Net asset value, end of period	$17.29	$21.95	$22.89	$17.67	$15.46

Total Return
Total investment return based on net asset value (b)	(5.49)%	9.20%	38.06	%*	18.75%	(8.39)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$191,388	$211,680	$217,146	$156,832	$151,754
Ratio to average net assets of:
Expenses	.82%	.82%	.81%	.82%	.83%
Net investment income	.56%	.75%	.77%	.75%	.56%
Portfolio turnover rate	42%	45%	56%	50%	70%

See footnote summary on page 20.

19

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.79	$22.74	$17.58	$15.38	$16.87

Income From Investment Operations
Net investment income (a)	.06	.11	.11	.08	.05
Net realized and unrealized gain (loss) on investment transactions	(1.09)	1.81	6.36	2.71	(1.50)

Net increase (decrease) in net asset value from operations	(1.03)	1.92	6.47	2.79	(1.45)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.11)	(.09)	(.05)	(.04)
Distributions from net realized gain on investment transactions	(3.49)	(2.76)	(1.22)	(.54)	–0	–

Total dividends and distributions	(3.61)	(2.87)	(1.31)	(.59)	(.04)

Net asset value, end of period	$17.15	$21.79	$22.74	$17.58	$15.38

Total Return
Total investment return based on net asset value (b)	(5.69)%	8.95%	37.63	%*	18.47%	(8.62)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$386,875	$447,378	$472,677	$347,784	$324,145
Ratio to average net assets of:
Expenses	1.07%	1.07%	1.06%	1.07%	1.08%
Net investment income	.31%	.49%	.51%	.51%	.31%
Portfolio turnover rate.	42%	45%	56%	50%	70%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2013 by 0.01%.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Small/Mid Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Small/Mid Cap Value Portfolio (the “Fund”) (formerly AllianceBernstein Small Mid/Cap Value Portfolio), one of the series constituting AB Variable Products Series Fund, Inc. (formerly AllianceBernstein Variable Products Series Fund, Inc.), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Small/Mid Cap Value Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2016

21

2015 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2015. For corporate shareholders, 73.47% of dividends paid qualify for the dividends received deduction.

22

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Paul(2), Vice President James W. MacGregor(2), Vice President Shri Singhvi(2) , Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Small/Mid-Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor, and Mr. Shri Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	110	None

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (1990)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

25

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

26

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Joseph G. Paul 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

James W. MacGregor 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Shri Singhvi 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI **, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618 or visit www.abglobal.com, for a free prospectus or SAI.

27

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB Small/Mid Cap Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/15 ($MIL)
Small/Mid Cap Value Portfolio	Specialty	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$667.6

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $48,434 (0.007% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

28

AB Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. The Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Small/Mid Cap Value Portfolio	Class A 1.20% Class B 1.45%	0.82% 1.07%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

29

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

Portfolio	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	$667.6	Small & Mid Cap Value Schedule 0.95% on first $25m 0.75% on the next $25m 0.65% on the next $50m 0.55% on the balance Minimum account size $25m	0.580%	0.750%

The Adviser also manages AB Trust, Inc.—Discovery Value Fund (“Discovery Value Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Discovery Value Fund, and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	Discovery	0.75% on first $2.5 billion	0.750%	0.750%
	Value Fund	0.65% on next $2.5 billion 0.60% on the balance

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2015 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	Client #1	0.50% on the first $250 million 0.40% on the balance	0.469%	0.750%

	Client #2	0.95% on the first $10 million 0.75% on the next $40 million 0.65% on the next $50 million 0.55% on the balance	0.575%	0.750%

	Client #3	0.61% on the first $150 million 0.50% on the balance	0.525%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

30

AB Variable Products Series Fund

adviser would be willing to provide a sub-advisory relationship investment related services at a different feel level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8,9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper EG Median (%)	Lipper EG Rank
Small/Mid Cap Value Portfolio	0.750	0.833	3/10

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Small/Mid Cap Value Portfolio	0.819	0.870	4/10	0.880	5/17

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

11	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

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SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25% . During the fiscal year ended December 31, 2014, ABI received $1,130,137 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $2,319,957 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.13

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base

13	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a fee of $18,000 in 2014.

32

AB Variable Products Series Fund

compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.14,15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2015.19

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Small/Mid Cap Value Portfolio
1 year	10.18	4.63	5.15	1/10	2/21
3 year	18.13	14.50	14.33	1/10	3/21
5 year	15.34	14.11	14.67	4/10	7/19
10 year	9.30	8.90	7.92	2/8	3/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

33

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

	Periods Ending February 28, 2015 Annualized Performance
	1 Year	3 Year	5 Year	10 Year	Since Inception	Annualized		Risk Period
						Volatility	Sharpe
	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(Year)
Small/Mid Cap Value Portfolio	10.18	18.12	15.34	9.30	11.12	20.22	0.47	10
Russell 2500 Value Index	6.95	16.87	15.46	8.21	9.80	18.43	0.44	10
Russell 2500 Index	8.24	17.45	16.89	9.25	9.25	N/A	N/A	N/A
Inception Date: May 2, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

34

VPS-SMCV-0151-1215

DEC    12.31.15

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	VALUE PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2016

The following is an update of AB Variable Products Series Fund—Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2015. Effective May 1, 2015, the AllianceBernstein Variable Products Series Fund’s name changed to AB Variable Products Series Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of US companies with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities of non-US issuers.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, and the broad US stock market, as represented by the Standard and Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2015.

All share classes of the Portfolio underperformed the benchmark for the annual period. Overall sector selection was modestly negative, with an underweight in the poorly-performing energy sector helping to offset the drag from underweights in consumer staples and consumer growth names, and an overweight in consumer discretionary. Stock selection among retailers and resources negatively impacted relative performance, partially offset by holdings in services (airlines) and energy (oil refiners).

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

US equity markets rose during the annual period. After a strong run-up in shares in the first half of the period, equities pulled back amid concerns that China’s economy would drag the global economy into a slowdown and stretched valuations in developed stocks caused shares to tumble. However, markets rebounded toward year end as they stabilized and welcomed central bank policy actions from the US, Europe and China. The US Federal Reserve raised interest rates from record lows as expected, after seven years of accommodative policy, removing some uncertainty from the market, as economic data released during the period supported the case for a rate hike. The jobless rate declined unexpectedly and employment grew; wage growth started to accelerate and the US service sector expanded at a faster pace. Gross domestic product expanded.

The Portfolio has remained focused on attractively-valued opportunities, which are widespread across most industry sectors and regions. The Portfolio’s Senior Investment Management Team prefers companies with robust cash flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts.

1

VALUE PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Value Index and the S&P 500® Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap companies within the US. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2015 (unaudited)	1 Year	5 Years*	10 Years*
Value Portfolio Class A†	-6.95%	9.58%	3.96%
Value Portfolio Class B†	-7.17%	9.31%	3.71%
Russell 1000 Value Index	-3.83%	11.27%	6.16%
S&P 500 Index	1.38%	12.57%	7.31%

*    Average annual returns.

†   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2015, by 0.17%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.79% and 1.04% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/05 – 12/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Value Portfolio Class A shares (from 12/31/05 to 12/31/15) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Value Index, and the broad US stock market, as represented by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$928.10	$3.94	0.81%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.12	$4.13	0.81%

Class B
Actual	$1,000	$926.50	$5.15	1.06%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.86	$5.40	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2015 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Wells Fargo & Co.	$3,977,412	4.6%
Bank of America Corp.	3,917,519	4.5
Allstate Corp. (The)	3,838,404	4.5
Aetna, Inc.	2,901,400	3.4
CF Industries Holdings, Inc.	2,875,636	3.3
Pfizer, Inc.	2,858,491	3.3
Microsoft Corp.	2,694,608	3.1
Applied Materials, Inc.	2,677,091	3.1
Capital One Financial Corp.	2,553,945	3.0
Citizens Financial Group, Inc.	2,435,670	2.8

	$30,730,176	35.6%

SECTOR BREAKDOWN†

December 31, 2015 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$25,102,812	29.0%
Information Technology	13,204,060	15.3
Consumer Discretionary	9,874,930	11.4
Health Care	9,090,272	10.5
Industrials	8,128,260	9.4
Materials	6,116,558	7.1
Energy	5,678,871	6.6
Utilities	5,003,963	5.8
Telecommunication Services	2,175,996	2.5
Consumer Staples	1,974,949	2.3
Short-Term Investments	97,460	0.1

Total Investments	$86,448,131	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

AB VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2015	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.9%

FINANCIALS–29.0%
BANKS–12.5%
Bank of America Corp.	232,770	$3,917,519
Citizens Financial Group, Inc.	93,000	2,435,670
JPMorgan Chase & Co.	7,325	483,670
Wells Fargo & Co.	73,168	3,977,412

		10,814,271

CONSUMER FINANCE–6.7%
Capital One Financial Corp.	35,383	2,553,945
Discover Financial Services	16,580	889,020
OneMain Holdings, Inc.(a)	20,193	838,817
Synchrony Financial(a)	50,273	1,528,802

		5,810,584

DIVERSIFIED FINANCIAL SERVICES–1.7%
Voya Financial, Inc.	40,918	1,510,283

INSURANCE–8.1%
Allstate Corp. (The)	61,820	3,838,404
American Financial Group, Inc./OH	9,605	692,329
First American Financial Corp.	17,990	645,841
FNF Group	26,993	935,847
Travelers Cos., Inc. (The)	7,578	855,253

		6,967,674

		25,102,812

INFORMATION TECHNOLOGY–15.3%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.4%
Keysight Technologies, Inc.(a)	43,951	1,245,132

IT SERVICES–1.9%
Xerox Corp.	150,444	1,599,220

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.1%
Applied Materials, Inc.	143,390	2,677,091

SOFTWARE–5.2%
Microsoft Corp.	48,569	2,694,608
Oracle Corp.	48,603	1,775,468

		4,470,076

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–3.7%
Hewlett Packard Enterprise Co.	118,807	1,805,866
HP, Inc.	118,807	1,406,675

		3,212,541

		13,204,060

CONSUMER DISCRETIONARY–11.4%
AUTO COMPONENTS–4.5%
Goodyear Tire & Rubber Co. (The)	25,293	826,322
Lear Corp.	11,410	1,401,490

Magna International, Inc. (New York)–Class A	40,505	$1,642,883

		3,870,695

MEDIA–1.4%
Comcast Corp.–Class A	22,199	1,252,690

MULTILINE RETAIL–1.9%
Dollar General Corp.	22,751	1,635,114

SPECIALTY RETAIL–3.6%
Foot Locker, Inc.	21,138	1,375,873
GameStop Corp.–Class A(b)	36,850	1,033,274
Office Depot, Inc.(a)	125,405	707,284

		3,116,431

		9,874,930

HEALTH CARE–10.5%
BIOTECHNOLOGY–1.7%
Gilead Sciences, Inc.	14,768	1,494,374

HEALTH CARE PROVIDERS & SERVICES–5.5%
Aetna, Inc.	26,835	2,901,400
UnitedHealth Group, Inc.	15,607	1,836,007

		4,737,407

PHARMACEUTICALS–3.3%
Pfizer, Inc.	88,553	2,858,491

		9,090,272

INDUSTRIALS–9.4%
AEROSPACE & DEFENSE–2.1%
L-3 Communications Holdings, Inc.	15,069	1,800,896

AIRLINES–3.4%
Delta Air Lines, Inc.	34,017	1,724,322
JetBlue Airways Corp.(a)	53,413	1,209,804

		2,934,126

ELECTRICAL EQUIPMENT–1.8%
Eaton Corp. PLC	30,907	1,608,400

MACHINERY–2.1%
ITT Corp.	49,142	1,784,838

		8,128,260

MATERIALS–7.1%
CHEMICALS–7.1%
CF Industries Holdings, Inc.	70,464	2,875,636
Dow Chemical Co. (The)	17,216	886,280
LyondellBasell Industries NV–Class A	27,096	2,354,642

		6,116,558

ENERGY–6.6%
OIL, GAS & CONSUMABLE FUELS–6.6%
EOG Resources, Inc.	33,802	2,392,843
Hess Corp.	19,150	928,392
Murphy Oil Corp.	44,468	998,307
Valero Energy Corp.	19,224	1,359,329

		5,678,871

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

UTILITIES–5.8%
ELECTRIC UTILITIES–4.7%
American Electric Power Co., Inc.	12,967	$755,587
Edison International	25,330	1,499,789
PPL Corp.	53,982	1,842,406

		4,097,782

MULTI-UTILITIES–1.1%
NiSource, Inc.	46,447	906,181

		5,003,963

TELECOMMUNICATION SERVICES–2.5%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.5%
Verizon Communications, Inc.	28,234	1,304,976

WIRELESS TELECOMMUNICATION SERVICES–1.0%
Vodafone Group PLC (Sponsored ADR)	27,000	871,020

		2,175,996

CONSUMER STAPLES–2.3%
TOBACCO–2.3%
Altria Group, Inc.	33,928	1,974,949

Total Common Stocks (cost $81,336,805)		86,350,671

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.1%
TIME DEPOSIT–0.1%
State Street Time Deposit 0.01%, 1/04/16 (cost $97,460)	$97	$97,460

Total Investments Before Security Lending Collateral for Securities Loaned–100.0% (cost $81,434,265)		86,448,131

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.3%
INVESTMENT COMPANIES–1.3%
AB Exchange Reserves–Class I, 0.24%(c)(d) (cost $1,077,863)	1,077,863	1,077,863

TOTAL INVESTMENTS–101.3% (cost $82,512,128)		87,525,994
Other assets less liabilities–(1.3)%		(1,088,746)

NET ASSETS–100.0%		$86,437,248

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2015	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $81,434,265)	$86,448,131	(a)
Affiliated issuers (cost $1,077,863—investment of cash collateral for securities loaned)	1,077,863
Cash	12,505
Dividends and interest receivable	143,455
Receivable for capital stock sold	44

Total assets	87,681,998

LIABILITIES
Payable for collateral received on securities loaned	1,077,863
Advisory fee payable	41,415
Audit and tax fee payable	38,685
Printing fee payable	19,821
Distribution fee payable	18,527
Custody fee payable	13,195
Administrative fee payable	12,020
Payable for capital stock redeemed	11,971
Legal fee payable	8,404
Transfer Agent fee payable	99
Accrued expenses	2,750

Total liabilities	1,244,750

NET ASSETS	$86,437,248

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,175
Additional paid-in capital	91,315,687
Undistributed net investment income	1,150,773
Accumulated net realized loss on investment and foreign currency transactions	(11,049,253)
Net unrealized appreciation on investments	5,013,866

	$86,437,248

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,373,360	97,361	$14.11
B	$85,063,888	6,077,161	$14.00

(a)	Includes securities on loan with a value of $1,033,274 (see Note E).

See notes to financial statements.

8

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2015	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,468)	$2,160,447
Affiliated issuers	1,241
Interest	86
Securities lending income	58,098

2,219,872

EXPENSES
Advisory fee (see Note B)	555,496
Distribution fee—Class B	248,265
Transfer agency—Class A	73
Transfer agency—Class B	4,212
Custodian	79,357
Administrative	50,834
Audit and tax	40,290
Printing	30,677
Legal	30,427
Directors’ fees	21,157
Miscellaneous	6,884

Total expenses	1,067,672

Net investment income	1,152,200

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	13,865,442
Net change in unrealized appreciation/depreciation of investments	(21,949,500)

Net loss on investment transactions	(8,084,058)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(6,931,858)

See notes to financial statements.

9

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,152,200	$1,860,763
Net realized gain on investment transactions	13,865,442	19,670,880
Net change in unrealized appreciation/depreciation of investments	(21,949,500)	(9,092,103)

Net increase (decrease) in net assets from operations	(6,931,858)	12,439,540
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(37,660)	(42,060)
Class B	(1,820,494)	(1,898,144)
CAPITAL STOCK TRANSACTIONS
Net decrease	(18,965,534)	(30,782,902)

Total decrease	(27,755,546)	(20,283,566)
NET ASSETS
Beginning of period	114,192,794	134,476,360

End of period (including undistributed net investment income of $1,150,773 and $1,856,727, respectively)	$86,437,248	$114,192,794

See notes to financial statements.

10

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2015	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). Prior to May 1, 2015, the Portfolio was known as AllianceBernstein Value Portfolio. Prior to May 1, 2015, the Fund was known as AllianceBernstein Variable Products Series Fund, Inc. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2015:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$86,350,671		$–0	–	$–0	–	$86,350,671
Short-Term Investments	–0	–	97,460		–0	–	97,460
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,077,863		–0	–	–0	–	1,077,863

Total Investments in Securities	87,428,534		97,460		–0	–	87,525,994
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$87,428,534		$97,460		$–0	–	$87,525,994

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

12

AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2015, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2015, the reimbursement for such services amounted to $50,834.

Brokerage commissions paid on investment transactions for the year ended December 31, 2015 amounted to $78,465, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,262 for the year ended December 31, 2015.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

14

AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$82,664,085		$101,863,643
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$83,173,278

Gross unrealized appreciation	$9,959,703
Gross unrealized depreciation	(5,606,987)

Net unrealized appreciation	$4,352,716

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2015, the Portfolio had securities on loan with a value of $1,033,274 and had received cash collateral which has been invested into AB Exchange Reserves of $1,077,863. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $58,098 and $1,241 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned

15

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)
$1,053	$11,424	$11,399	$1,078

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Class A
Shares sold	2,688	5,694	$40,938	$83,425
Shares issued in reinvestment of dividends	2,493	2,832	37,660	42,059
Shares redeemed	(40,110)	(31,302)	(608,137)	(472,031)

Net decrease	(34,929)	(22,776)	$(529,539)	$(346,547)

Class B
Shares sold	265,248	201,840	$3,935,955	$2,930,423
Shares issued in reinvestment of dividends	121,285	128,775	1,820,494	1,898,144
Shares redeemed	(1,605,506)	(2,418,029)	(24,192,444)	(35,264,922)

Net decrease	(1,218,973)	(2,087,414)	$(18,435,995)	$(30,436,355)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk— The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2015.

16

AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$1,858,154	$1,940,204

Total taxable distributions paid	$1,858,154	$1,940,204

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,150,773
Accumulated capital and other losses	(10,388,103	)(a)
Unrealized appreciation/(depreciation)	4,352,716	(b)

Total accumulated earnings/(deficit)	$(4,884,614)

(a)	On December 31, 2015, the Portfolio had a net capital loss carryforward of $9,396,855. During the fiscal year, the Portfolio utilized $15,199,277 of capital loss carryforwards to offset current year net realized gains. At December 31, 2015, the Portfolio had a post-October short-term capital loss deferral of $991,248, which is deemed to arise on January 1, 2016.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2015, the Portfolio had a net capital loss carryforward of $9,396,855 which will expire in 2017.

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions, or additional paid-in capital.

NOTE J: New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$15.50	$14.22	$10.63	$9.37	$9.84

Income From Investment Operations
Net investment income (a)	.21	.26	.19	.20	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.26)	1.31	3.70	1.26	(.50)

Net increase (decrease) in net asset value from operations	(1.05)	1.57	3.89	1.46	(.33)

Less: Dividends
Dividends from net investment income	(.34)	(.29)	(.30)	(.20)	(.14)

Net asset value, end of period	$14.11	$15.50	$14.22	$10.63	$9.37

Total Return
Total investment return based on net asset value (b)	(6.95)%*	11.10%*	36.85%*	15.73%	(3.50)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,373	$2,050	$2,205	$1,533	$1,517
Ratio to average net assets of:
Expenses	.81%	.79%	.73%	.72%	.71%
Net investment income	1.38%	1.74%	1.51%	1.98%	1.78%
Portfolio turnover rate	83%	42%	44%	40%	62%

See footnote summary on page 19.

18

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$15.37	$14.10	$10.54	$9.28	$9.75

Income From Investment Operations
Net investment income (a)	.17	.22	.16	.17	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.25)	1.29	3.66	1.26	(.50)

Net increase (decrease) in net asset value from operations	(1.08)	1.51	3.82	1.43	(.35)

Less: Dividends
Dividends from net investment income	(.29)	(.24)	(.26)	(.17)	(.12)

Net asset value, end of period	$14.00	$15.37	$14.10	$10.54	$9.28

Total Return
Total investment return based on net asset value (b)	(7.17)%*	10.77%*	36.49%*	15.54%	(3.78)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,064	$112,143	$132,271	$157,920	$175,183
Ratio to average net assets of:
Expenses	1.06%	1.04%	.98%	.97%	.96%
Net investment income	1.14%	1.51%	1.28%	1.72%	1.51%
Portfolio turnover rate	83%	42%	44%	40%	62%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2015, December 31, 2014 and December 31, 2013 by 0.17%, 0.04% and 0.07%, respectively.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Value Portfolio (the “Fund”) (formerly AllianceBernstein Value Portfolio), one of the series constituting AB Variable Products Series Fund, Inc. (formerly AllianceBernstein Variable Products Series Fund, Inc.), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Value Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2016

20

2015 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2015. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

21

VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Paul(2), Vice President Gregory L. Powell(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street	One Battery Park Plaza New York, NY 10004
Boston, MA 02210

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Joseph G. Paul and Mr. Gregory L. Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

22

VALUE PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	110	None

23

VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (1990)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

25

VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

*	The address for each of the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

26

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Joseph G. Paul 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Gregory L. Powell 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

27

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AB Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Variable Products Series Fund (the “Fund”), in respect of AB Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/15 ($MIL)
Value Portfolio	Value	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$106.6

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

28

AB Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $48,434 (0.039% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. The Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Value Portfolio	Class A 1.20%	0.79%	December 31
	Class B 1.45%	1.04%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

29

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2015 net assets:5

Portfolio	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Value Portfolio	$106.6	U.S. Diversified Value	0.476%	0.550%
		0.65% on 1st $25 million
		0.50% on next $25 million
		0.40% on next $50 million
		0.30% on next $100 million
		0.25% on the balance
		Minimum account size: $25m

The Adviser also manages AB Trust, Inc.—Value Fund (“Value Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Value Fund and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AB Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Value Portfolio	Value Fund	0.55% on first $2.5 billion	0.550%	0.550%
		0.45% on next $2.5 billion
		0.40% on the balance

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fees and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2015 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Value Portfolio	Client # 1[7],[8]	0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.478%	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The client is an affiliate of the Adviser.

8	Assets are aggregated with other client portfolios for purposes of calculating the advisory fee.

30

AB Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking. 10,11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank
Value Portfolio	0.550	0.740	2/11

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Value Portfolio	0.786	0.780	7/11	0.758	21/33

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014, relative to 2013.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

31

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2014, ABI received $302,455 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2014, the Adviser incurred distribution expenses in the amount of $630,497 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $350,000 in 2014 and expects to pay approximately $400,000 in 2015 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.15

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

15	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a fee of $18,000 in 2014.

32

AB Variable Products Series Fund

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.16,17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 28, 2015.21

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Value Portfolio
1 year	11.43	12.00	12.53	8/11	35/51
3 year	17.50	16.34	17.19	4/11	19/49
5 year	13.72	13.63	14.16	5/10	26/43
10 year	5.25	6.64	6.97	9/9	32/33

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

20	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

21	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

33

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AB Variable Products Series Fund

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmark.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Value Portfolio	11.43	17.50	13.72	5.25	8.15	16.45	0.30	10
Russell 1000	13.49	18.11	15.51	7.21	10.00	15.56	0.43	10
Value Index
Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

34

VPS-VAL-0151-1215

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Balanced Wealth Strategy Portfolio	2014	68,071	—	31,211
	2015	70,134	—	21,573
AB Global Thematic Growth Portfolio	2014	39,530	—	24,602
	2015	40,728	—	10,118
AB Growth Portfolio	2014	29,609	—	10,737
	2015	30,507	—	8,702
AB Growth & Income Portfolio	2014	29,609	—	11,322
	2015	30,507	—	10,332
AB Intermediate Bond Portfolio	2014	64,103	—	9,738
	2015	66,045	—	10,711
AB International Growth Portfolio	2014	39,530	—	24,604
	2015	40,728	—	13,138
AB International Value Portfolio	2014	39,530	—	24,634
	2015	40,728	—	30,422
AB Large Cap Growth Portfolio	2014	29,609	—	10,737
	2015	30,507	—	8,711
AB Real Estate Investment Portfolio	2014	33,578	—	18,619
	2015	34,595	—	18,023
AB Small Cap Growth Portfolio	2014	29,609	—	9,733
	2015	30,507	—	8,622
AB Small/Mid Cap Value Portfolio	2014	33,578	—	16,918
	2015	34,595	—	12,883
AB Value Portfolio	2014	29,609	—	10,653
	2015	30,507	—	9,614
AB Dynamic Asset	2014	80,281	—	18,619
	2015	82,714	—	25,283
AB Global Bond	2014	—	—	—
	2015	26,250	—	—
AB Multi-Manager Alternative Strategy	2014	—	—	—
	2015	13,450	—	—
AB Global Risk Allocation-Moderate	2014	—	—	—
	2015	26,250	—	—
(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f)	Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Wealth Strategy Portfolio	2014	$436,816	31,211
			—
			(31,211)
	2015	$436,818	21,573
			—
			(21,573)
AB Global Thematic Growth Portfolio	2014	$430,207	24,602
			—
			(24,602)
	2015	$425,363	10,118
			—
			(10,118)
AB Growth Portfolio	2014	$416,342	10,737
			—
			(10,737)
	2015	$423,947	8,702
			—
			(8,702)
AB Growth & Income Portfolio	2014	$416,927	11,322
			—
			(11,322)
	2015	$425,577	10,332
			—
			(10,332)
AB Intermediate Bond Portfolio	2014	$415,343	9,738
			—
			(9,738)
	2015	$425,956	10,711
			—
			(10,711)
AB International Growth Portfolio	2014	$430,209	24,604
			—
			(24,604)
	2015	$402,107	(13,138)
			—
			13,138
AB International Value Portfolio	2014	$430,239	24,634
			—
			(24,634)
	2015	$445,667	30,422
			—
			(30,422)
AB Large Cap Growth Portfolio	2014	$416,342	10,737
			—
			(10,737)
	2015	$423,956	8,711
			—
			(8,711)
AB Real Estate Investment Portfolio	2014	$424,224	18,619
			—
			(18,619)
	2015	$433,268	18,023
			—
			(18,023)

AB Small Cap Growth Portfolio	2014	$415,338	9,733
			—
			(9,733)
	2015	$423,867	8,622
			—
			(8,622)
AB Small/Mid Cap Value Portfolio	2014	$422,523	16,918
			—
			(16,918)
	2015	$428,128	12,883
			—
			(12,883)
AB Value Portfolio	2014	$416,258	10,653
			—
			(10,653)
	2015	$424,859	9,614
			—
			(9,614)
AB Dynamic Asset	2014	$424,224	18,619
			—
			(18,619)
	2015	$440,528	25,283
			—
			(25,283)
AB Global Bond	2014	$—	—
			—
			—
	2015	$415,245	—
			—
			—
AB Multi-Manager Alternative Strategies Portfolio	2014	$—	—
			—
			—
	2015	$415,245	—
			—
			—
AB Global Risk Allocation-Moderate	2014	$—	—
			—
			—
	2015	$415,245	—
			—
			—

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Variable Products Series Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 10, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 10, 2016